EXHIBIT 10.97

CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT
(Antelope Valley Solar Project 270.18 MW at the Delivery Point)
Dated as of December 28, 2012

By and between

SOLAR STAR CALIFORNIA XX, LLC

And

SUNPOWER CORPORATION, SYSTEMS

Contractor's License No. 890895

i

3.25	Site Conditions	36
3.26	Other Reports and Quality Control Documents	37
3.27	Construction Methods	37
3.28	Cooperation; Access	37
3.29	Business Ethics	37
3.30	Real Property Rights	38
3.31	Accelerated Delivery Schedule	39
3.32	Replacement Acceptable Letter of Credit Upon Downgrade	39
3.33	AVWS Agreements and AVEK Agreements	39
ARTICLE 4. OWNER'S OBLIGATIONS		41
4.1	Access	41
4.2	Compliance with Laws and Permits	41
4.3	Full Notice to Proceed	41
4.4	Owner Exclusive Obligations	41
4.5	Owner's Representative	43
4.6	Insurance	43
4.7	Owner Payment Security	43
4.8	Cooperation	43
4.9	Extensions to Commercial Operation Deadline; ***	43
4.10	Enforcement and Termination of Leases	44
4.11	Request for Replacement Acceptable Letter of Credit Upon Downgrade	44
ARTICLE 5. REPRESENTATIVES; KEY PERSONNEL		44
5.1	Owner's Representative	44
5.2	Contractor's Key Personnel	44
5.3	Power to Bind	45
5.4	Notices	45
ARTICLE 6. INSPECTION		45
6.1	Inspection	45
6.2	Off-Site Inspections	45
ARTICLE 7. CONTRACT PRICE		46
7.1	Contract Price	46
ARTICLE 8. PAYMENT PROCESS & PERFORMANCE SECURITY		46
8.1	Payments	46
8.2	Milestone Assessment	47
8.3	Application for Payment	47
8.4	Lien Releases	47
8.5	Release of Liability	48
8.6	Overdue Payments	48
8.7	Disputed Payments	48
8.8	Performance Security	49
8.9	Payment Security	49

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.10	Additional Withholding	49
ARTICLE 9. TAXES		49
9.1	Taxes	49
ARTICLE 10. CHANGES AND EXTRA WORK		50
10.1	Owner Requested Change Order	50
10.2	Contractor Requested Change Order	50
10.3	Mandatory Change Order	51
10.4	Limitation on Change Orders	51
10.5	Determining Change Order	51
10.6	Change Order Must Be in Writing	52
ARTICLE 11. FORCE MAJEURE EVENT; EXCUSABLE EVENT; CHANGE IN LAW		52
11.1	Certain Events	52
11.2	Notice of Force Majeure Event and Excusable Event	52
11.3	Force Majeure Event and Excusable Event Conditions	52
11.4	Contractor's Remedies	53
ARTICLE 12. HAZARDOUS MATERIALS		54
12.1	Use by Contractor	54
12.2	Remediation by Contractor	55
12.3	Hazardous Materials File	55
12.4	Notice of Hazardous Materials	55
12.5	Hazardous Materials Disposal System	56
12.6	Scope of Contractor Environmental Indemnification	56
12.7	Scope of Owner Environmental Indemnification	56
ARTICLE 13. TITLE AND RISK OF LOSS		57
13.1	Equipment - Risk of Loss Before Block Substantial Completion	57
13.2	Equipment - Risk of Loss After Block Substantial Completion	57
13.3	Owner Caused Damage	58
13.4	Title.	58
ARTICLE 14. INTELLECTUAL PROPERTY		58
14.1	Drawings, Designs, and Specifications	58
14.2	License	58
14.3	Limitations	59
14.4	Disclaimer	61
ARTICLE 15. START-UP, COMMISSIONING & TESTING		61
15.1	Start-up and Commissioning	61
15.2	Functional Test and Capacity Tests	61
15.3	Capacity Test Notice	61
15.4	Capacity Test Acceptance	61

15.5	Capacity Test Rejection	62
15.6	Right to Use Temporary Equipment	62
15.7	***	62
ARTICLE 16. BLOCK SUBSTANTIAL COMPLETION; FACILITY SUBSTANTIAL COMPLETION		64
16.1	Generally	64
16.2	Block Substantial Completion Defined	64
16.3	Notice and Certificate of Block Substantial Completion	65
16.4	Facility Substantial Completion Defined	65
16.5	Notice and Certificate of Facility Substantial Completion	66
16.6	Punch List	67
ARTICLE 17. STAGES OF COMPLETION; DELAY AND CAPACITY LIQUIDATED DAMAGES; EITC AND DEPRECIATION LOSS		68
17.1	Block Delay Liquidated Damages	68
17.2	Guaranteed Facility Substantial Completion Delay Liquidated Damages	69
17.3	Block Capacity Liquidated Damages	69
17.4	Netting	70
17.5	Final Capacity Liquidated Damages	70
17.6	Liquidated Damages Reasonable	71
17.7	Energy and Revenues of the Project	71
17.8	EITC and Depreciation Loss	71
17.9	Enforceability	74
ARTICLE 18. FINAL COMPLETION		74
18.1	Generally	74
18.2	Certificate of Final Completion	75
18.3	Failure to Achieve Final Completion	75
ARTICLE 19. SUSPENSION OF THE WORK		75
19.1	Suspension for Non-Payment	75
19.2	Contractor Suspension	75
19.3	Extended Owner Suspension	76
19.4	Resumption of Work After Suspension	76
19.5	Costs and Schedule Relief for Contractor-Caused Suspension	76
ARTICLE 20. DEFAULTS AND REMEDIES		77
20.1	Contractor Events of Default	77
20.2	Owner Rights and Remedies	78
20.3	Owner Event of Default	80
20.4	Contractor Rights and Remedies	81
20.5	Termination Payment	82
20.6	Termination Right Not Exclusive	82
20.7	Termination Events for Extended Force Majeure.	83
20.8	***	83

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 21. WARRANTIES		83
21.1	Sole Warranty	83
21.2	No Liens or Encumbrances	83
21.3	Defect Warranty	84
21.4	Warranty Period	84
21.5	Exclusions	85
21.6	Correction of Defects	86
21.7	Module Warranty and Performance Guaranty Agreement	88
21.8	Limitations On Warranties	88
ARTICLE 22. PUBLICITY		88
22.1	Signage	88
22.2	Press Releases	89
22.3	Contractor's Continued Access to Information and the Site.	89
ARTICLE 23. INSURANCE		89
23.1	Contractor's Insurance	89
23.2	Owner's Insurance	90
23.3	Ratings	90
23.4	Policy Requirements	90
23.5	No Limitation and Release	90
23.6	Reduction or Ceasing to be Maintained	90
23.7	Expiration	90
ARTICLE 24. INDEMNITY		91
24.1	Contractor Indemnity	91
24.2	Owner Indemnity	93
24.3	Patent Infringement and Other Indemnification Rights	94
24.4	Environmental Indemnification	95
24.5	Right to Defend	95
24.6	Defense to Indemnification Obligations	96
24.7	Comparative Fault	96
24.8	Survival of Indemnity Obligations	97
ARTICLE 25. CONFIDENTIALITY		97
25.1	Dissemination of Confidential Information	97
25.2	DAS System Information	98
25.3	Return of Confidential Information	98
ARTICLE 26. ASSIGNMENT		99
26.1	Prohibition on Assignment	99
26.2	Exceptions	99
26.3	Indemnitees; Successors and Assigns	100

v

ARTICLE 27. NOTICES		100
27.1	Notices	100
27.2	Effective Time	101
ARTICLE 28. DISPUTE RESOLUTION; GOVERNING LAW		101
28.1	Good faith negotiations	101
28.2	Optional Arbitration	101
28.3	Governing Law/Litigation/Choice of Forum/Waiver of Jury Trial	103
28.4	Work to Continue	103
ARTICLE 29. LIMITATION OF LIABILITY		103
29.1	Consequential Damages	103
29.2	Overall Limitation of Liability	104
ARTICLE 30. SURVIVAL		104
30.1	Survival	104
ARTICLE 31. MISCELLANEOUS		105
31.1	Severability	105
31.2	Third Party Beneficiaries	105
31.3	Further Assurances	105
31.4	No Waiver	105
31.5	Amendments in Writing	105
31.6	Books and Record; Retention	105
31.7	Attorneys' Fees	105
31.8	Inspection, Review and Approval	106
31.9	Independent Engineer	106
31.10	Financing Matters	107
31.11	Set-Off	107
31.12	Fees and Expenses	107
31.13	Related Contracts	107
31.14	Audit Rights	108

EXHIBITS
Exhibit 1	-	Scope of Work
Exhibit 2	-	Site Description
Exhibit 3	-	Technical Specifications
Exhibit 4A	-	Milestone Schedule
Exhibit 4B	-	Guaranteed Block On-line Schedule
Exhibit 4C	-	Module Delivery Schedule
Exhibit 5	-	Key Personnel
Exhibit 6A	-	Contractor Acquired Permits
Exhibit 6B	-	Owner Acquired Permits
Exhibit 7	-	Contractor Submittals

Exhibit 8A	-	Form of Monthly Progress Report (attached separately)
Exhibit 8B	-	Form of Weekly Progress Report
Exhibit 9	-	Payment Schedule
Exhibit 10	-	Form of Application for Payment
Exhibit 11	-	Form of Contractor Performance Security
Exhibit 12	-	Form of Equity Contribution Agreement
Exhibit 13A	-	Form of Conditional Waiver and Release on Progress Payment
Exhibit 13A-1	-	Forms of Major Subcontractor Unconditional Lien Release on Progress Payment and on Final Payment
Exhibit 13B	-	Form of Conditional Waiver and Release on Final Payment
Exhibit 14	-	Module Warranty
Exhibit 15	-	Insurance Requirements
Exhibit 16A	-	Capacity and Availability Test
Exhibit 16B	-	Performance Guarantee
Exhibit 16C	-	Installed DC Rating Survey
Exhibit 16D	-	Facility Demonstration Test
Exhibit 17	-	Form of Capacity Test Completion Certificate
Exhibit 18	-	Disputed Change Order Methodology
Exhibit 19	-	Form of Certificate of Block Substantial Completion
Exhibit 20	-	Form of Certificate of Facility Substantial Completion
Exhibit 21	-	Form of Certificate of Final Completion
Exhibit 22	-	Form of Safety Plan
Exhibit 23	-	Form of Quality Assurance Plan
Exhibit 24	-	Qualified Major Subcontractors
Exhibit 25	-	EITC and Depreciation Exhibit
Exhibit 26	-	Additional Work
Exhibit 27	-	Functional Test
Exhibit 28	-	Performance Guaranty Agreement
Exhibit 29	-	Right of First Offer
Exhibit 30	-	Spare Parts
Exhibit 31	-	Credit Support Requirements
Exhibit 32	-	Form of Acceptable Letter of Credit
Exhibit 33	-	AVWS Agreements and AVEK Agreements

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT
THIS ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, dated as of December 28, 2012 (this “Agreement”), is entered into by and between SOLAR STAR CALIFORNIA XX, LLC, a Delaware limited liablity company (“Owner”), and SunPower Corporation, Systems, a corporation formed under the laws of the State of Delaware (“Contractor”). Owner and Contractor are each hereinafter sometimes referred to as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, on December 28, 2012, AVSP 2A, LLC, a Delaware limited liability company, and AVSP 2B, LLC, a Delaware limited liability company, collectively as purchasers (“Purchasers”) and Contractor and SunPower Corporation, a Delaware corporation, collectively as sellers (“Sellers”) entered into that certain Membership Interest Purchase and Sale Agreement (the “MIPA”) that set forth the terms and conditions pursuant to which Purchasers would acquire one hundred percent (100%) of the membership interests of Owner;
WHEREAS, on December 28, 2012, AVSP 1A, LLC, a Delaware limited liability company, and AVSP 1B, LLC, a Delaware limited liability company, collectively as purchasers (the “AVSP 1 Purchasers”) and Sellers also entered into that certain Membership Interest Purchase and Sale Agreement that set forth the terms and conditions pursuant to which the AVSP 1 Purchasers would acquire one hundred percent (100%) of the membership interests of Solar Star California XIX, LLC from Sellers;
WHEREAS, Owner intends to develop a 270.18 MW at the Delivery Point (approximately 279 MW nameplate capacity) solar photovoltaic power plant located in Kern County, California (the “Facility”) described in and including all of the components set forth in Exhibit 3 (the “Technical Specifications”), on the real property more fully described in Exhibit 2 (the “Site”);
WHEREAS, Solar Star California XIX, LLC intends to develop a 308.97 MW at the Delivery Point (approximately 318 MW nameplate capacity) solar photovoltaic power plant located in Kern and Los Angeles Counties, California (the “AVSP 1 Facility”);
WHEREAS, Contractor designs, engineers, supplies, constructs and installs photovoltaic systems such as the Facility on a turn-key basis, to make available electrical energy to a transmission interconnection facility;
WHEREAS, Owner desires to engage Contractor to design, engineer, supply, construct, install, test and commission the Facility at the Site and perform all other Work under this Agreement (the “Project”) and Contractor desires to carry out such work or services, all as further defined by and in accordance with the terms and conditions set forth in this Agreement;
WHEREAS, Owner and Contractor have entered into that certain Management, Operation and Maintenance Agreement dated as of the date hereof (as the same may be modified, amended or supplemented from time to time in accordance with the terms thereof, (the

“O&M Agreement”), whereby Contractor, in its role as operations and maintenance vendor (the “O&M Provider”), will provide certain operating and maintenance services for the Facility in accordance with the terms and conditions set forth therein; and
WHEREAS, Contractor and Solar Star California XIX, LLC have separately entered into that certain Engineering, Procurement and Construction Agreement and that certain Management, Operation and Maintenance Agreement, each dated as of the date hereof with respect to the AVSP 1 Facility.
NOW THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1.

CONTRACT INTERPRETATION AND EFFECTIVENESS

1.1    Rules of interpretation. Unless the context requires otherwise: (a) unless the context clearly intends to the contrary, the singular includes the plural and vice versa, (b) terms defined in a given number, tense or form shall have the corresponding meanings when used with initial capitals in another number, tense or form, (c) unless otherwise stated, words in Exhibits 1, 3, 7, 16, 22, 23, 26 and 27 which have well known technical or construction industry meanings are used in accordance with such recognized meanings, (d) the words “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation” and unless otherwise specified shall not be deemed limited by the specific enumeration of items, (e) unless otherwise specified, references to “Sections”, “Schedules” and “Exhibits” are to sections, schedules and exhibits to this Agreement, (f) the words “herein”, “hereof”, “hereto”, “hereinafter” “hereunder” and other terms of like import refer to this Agreement as a whole and not to any particular section or subsection of this Agreement, (g) a reference to a Person in this Agreement or any other agreement or document shall include such Person's successors and permitted assigns, (h) references to this Agreement include a reference to all schedules and exhibits hereto, as the same may be amended, modified, supplemented or replaced from time to time, (i) without adversely impacting Contractor's remedies regarding a Change In Law, references to Applicable Law or Applicable Permit are references to the Applicable Law or Applicable Permit, as applicable, as now or at any time hereafter may be in effect, together with all amendments and supplements thereto and any Applicable Law or Applicable Permit substituted for or superseding such statute or regulation, (j) without adversely impacting the rights of either Party with respect to the amendment, restatement or replacement of any agreement under which such Party shall be liable hereunder, references to agreements, certificates, documents and other legal instruments include all subsequent amendments thereto, and changes to, and restatements or replacements of, such agreements, certificates or instruments that are duly entered into and effective against the parties thereto or their successors and permitted assigns, (k) a reference to a Governmental Authority includes an entity or officer that or who succeeds to substantially the same functions as performed by such Governmental Authority as of the date hereof, (l) “shall” and “will” mean “must” and have equal force and effect and express an obligation, (m) this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision in this Agreement, (n) the word “or” in this Agreement is disjunctive but not necessarily exclusive, (o) references in this Agreement to time periods in terms of a certain number of Days mean calendar Days unless expressly stated herein to be Business Days, (p) headings used in this Agreement are for ease of reference only and shall not be taken into account in the interpretation or construction of the provisions of this Agreement, and (q) the words “dollar”, “dollars” or “money” and the symbol “$” each mean United States Dollars.

1.2    Defined terms. Unless otherwise stated in this Agreement, capitalized terms used in this Agreement have the following meanings:

“Abandons” means, other than in the event of a Force Majeure Event or an Excusable Event, Contractor abandons, ceases to perform the Work or leaves the Site for a period longer than four (4) continuous months.
“AAA” means the American Arbitration Association.
“Acceptable Letter of Credit” means, at any time on or after the Effective Date, an irrevocable standby letter of credit substantially in the form attached hereto as Exhibit 32, issued at such time by a Qualified Financial Institution of which Owner is the beneficiary that: (a) has a stated expiration date of not earlier than three hundred sixty-four (364) Days (or such longer term as may be commercially available) after the date of the original issuance or any renewal thereof, (b) automatically renews or permits Owner, on the signature of an authorized representative, to draw on sight all or any portion of the stated amount if not renewed (or replaced by Contractor with another Acceptable Letter of Credit) on or prior to the thirtieth (30th) Day prior to the stated expiration date, (c) permits Owner on the signature of an authorized representative, to draw on sight all or any portion of the stated amount (if such letter of credit from such issuing bank has not been replaced by Contractor with an Acceptable Letter of Credit) on or following (i) the tenth (10th) Business Day after the issuing bank of such letter of credit no longer qualifies as a Qualified Financial Institution, if the *** is *** and (ii) the *** (***) Business Day after the issuing bank of such letter of credit no longer qualifies as a Qualified Financial Institution if the *** is ***, (d) the principal office of such issuing bank, the location for the submittal of documents required for draws under such letter of credit and the location for disbursements under such letter of credit being New York, New York or such other location as may be mutually agreed in writing by Contractor and Owner, (e) is payable in Dollars in immediately available funds, (f) is governed by the International Standby Practices (ISP 98), and, to the extent not governed by the foregoing, the laws of the State of the New York and (g) is drawable upon issuance of a drawing certificate signed by an authorized representative of Owner.
“Acceptance” has the meaning set forth in Section 15.4.
“Action” has the meaning set forth in Section 14.3(e).
“Actual Tax Basis” means, with respect to a Block, the tax basis as determined in the Basis Determination as to such Block.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“***” has the meaning set forth in Exhibit 31.
“Affiliate” means, when used with reference to a specified Person, any Person directly or indirectly Controlling, Controlled by, or under common Control with the specified Person.
“Agreement” has the meaning set forth in the preamble, including all Exhibits hereto, as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof.
“Applicable Codes” means codes, standards or criteria, such as the National Electric Code and those codes, standards or criteria promulgated by the American Society of Mechanical Engineers, Underwriters Laboratories and Institute of Electrical and Electronics Engineers, and other recognized standards institutions, which are generally recognized as applicable to the Work or the Facility.
“Applicable Laws” means, with respect to any Governmental Authority, any constitutional provision, law, statute, rule, regulation, ordinance, treaty, order, decree, judgment, decision, certificate, injunction, registration, license, permit, authorization, guideline, governmental approval, consent or requirement of such Governmental Authority, as construed from time to time by any Governmental Authority, including Environmental Laws.
“Applicable Permits” means each and every national, regional and local license, authorization, consent, ruling, exemption, variance, order, judgment, certification, filing, recording, permit or other approval with or of any Governmental Authority, including each and every environmental, construction or operating permit and any agreement, consent or approval from or with any other Person that is required by any Applicable Law or that is otherwise necessary for the performance of, in connection with or related to the Work or the design, construction or operation of the Facility, including those set forth on Exhibits 6A and 6B.
“Applicable Tax Basis” means for each Block the lesser of (a) the tax basis of such Block as reflected in Exhibit 25 and (b) the Actual Tax Basis.
“Application for Payment” means an application for payment in the form attached hereto as Exhibit 10.
“Arbitration Rules” has the meaning set forth in Section 28.2(b).
“Availability Test” means the test to determine the availability of the Block as described in Exhibit 16A.
“AVEK” means Antelope Valley - East Kern Water Agency, a political subdivision of the State of California.
“AVEK Agreements” means the agreements set forth as Part II of Exhibit 33.
“AVSP 1 Facility” has the meaning set forth in the Recitals.
“AVSP 1 Purchasers” has the meaning set forth in the Recitals.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“AVWS” means Antelope Valley Water Storage, LLC.
“AVWS Agreements” means the agreements set forth as set forth as Part I of Exhibit 33.
“Basis Determination” means the actual tax basis (or as applicable the actual EITC eligible tax basis) of any Block as Owner and Contractor shall reasonably agree, or if they are unable to agree as determined by KPMG LLP (so long as they are not the accounting firm used by either Party) or another independent nationally recognized accounting firm selected by Owner and reasonably acceptable to Contractor. Such accounting firm shall be provided financial and engineering records as they shall reasonably request from Owner, Contractor or their respective Affiliates, subject to customary confidentiality arrangements. Absent manifest error, the determination of such accounting firm shall be final and binding. The payment of the fees and expenses of such accounting firm shall be divided equally between Owner and Contractor.
“Block” means a delineated group of Modules and applicable connected inverters, trackers, mounting structures, interconnecting equipment and other Equipment directly supporting the operation of and energy generation output by such Modules.
“Block Actual Maximum EITCs” means for each Block the lesser of the (a) maximum amount of EITCs for which such Block could have been capable of qualifying, assuming (i) that each Block achieved Block Substantial Completion on its actual Block Substantial Completion Date and (ii) Block Substantial Completion is equivalent to Placed in Service for each applicable Block, and (b) *** percent (***%) of the Applicable Tax Basis of such Block.
“Block Capacity Liquidated Damages” has the meaning set forth in Section 17.3.
“Block Delay Liquidated Damages” has the meaning set forth in Section 17.1(a).
“Block Maximum EITCs” means for each Block the lesser of the (a) maximum amount of EITCs for which such Block could have been capable of qualifying, assuming (i) that each Block achieved Block Substantial Completion by its Guaranteed Block Substantial Completion Date (as in effect on the Effective Date and without giving effect to any extensions thereof under this Agreement) and (ii) Block Substantial Completion is equivalent to Placed in Service for each applicable Block, and (b) *** percent (***%) of the Applicable Tax Basis of such Block.
“Block Measured Capacity” means, with respect to a Block, the aggregate electrical capacity of the Modules comprising such Block, as measured pursuant to the provisions of Exhibit 16A.
“Block Substantial Completion” has the meaning set forth in Section 16.2.
“Block Substantial Completion Date” has the meaning set forth in Section 16.3.
“Business Day” means a Day, other than a Saturday or Sunday or a public holiday, on which banks are generally open for business in the State of California.
“CAISO” means the California Independent System Operator Corporation.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“CAISO Tariff” means the CAISO Operating Agreement and Tariff, including the rules, protocols, procedures and standards attached thereto, as the same may be amended or modified from time-to-time and approved by the Federal Energy Regulatory Commission.
“Capacity LD Amount” means the amount of Development Security that SCE has the right to retain under the PPA associated with the reduction in capacity.
“Capacity Shortfall” has the meaning set forth in Exhibit 16A.
“Capacity Test” means, with respect to each Block, the test and commissioning of such Block as described in Exhibit 16A.
“Capacity Test Certificate” means the certificate in the form of Exhibit 17 to be issued by Contractor after completion of a Capacity Test.
“Certificate of Block Substantial Completion” means a certificate delivered by Contractor pursuant to Section 16.3 and substantially in the form attached as Exhibit 19.
“Certificate of Facility Substantial Completion” means a certificate delivered by Contractor pursuant to Section 16.5 and substantially in the form attached as Exhibit 20.
“Certificate of Final Completion” means a certificate delivered by Contractor pursuant to Section 18.2 and substantially in the form attached as Exhibit 21.
“Change in Law” means the enactment, adoption, promulgation, modification (including a written or oral change in interpretation by a Governmental Authority) or repeal of any Applicable Law or Applicable Permit after the Effective Date that has or will have an adverse effect on Contractor's costs and/or schedule for performing the Work; provided, however, that no Change in Law pursuant to this Agreement shall arise by reason of (a) any national, federal, state or provincial income Tax law (or any other Tax law based on income), (b) any federal law imposing a custom, duty, levy, impost, fee, royalty or similar charge for which Contractor is responsible hereunder with respect to the importation of Facility Equipment from outside of the United States, (c) a labor wage law or other Applicable Law that affects Contractor's or its Subcontractor's costs of employment, (d) a change of law outside of the United States of America, including any change in law that affects the cost of goods, manufacturing, shipping or other transportation of any Facility Equipment and (e) the final enactment, modification, amendment or repeal of an Applicable Law prior to the Effective Date with an effective date of such action that falls after the Effective Date.
“Change in Project Agreement” means any amendment, restatement or replacement, after the Effective Date, of the following agreements: Interconnection Agreement, PPA, any agreement relating to the Real Property Rights, or any other agreement or document to which Owner is or becomes a party and under which Contractor has any obligation to comply with (directly or indirectly) hereunder; provided, however, that Contractor shall be required to comply with the amendments, restatements or replacements to the agreements or documents contemplated in the MIPA or in Exhibit 26 without a Change Order or other cost or schedule relief and such amendments, restatements or replacements shall not be considered Changes in Project Agreements.

“Change in Tax Law” means, after the Effective Date (a) any change in or amendment to the Code or another applicable federal income tax statute other than a reduction in an income tax rate of less than *** percent (***%), (b) a *** by either *** of *** and, in either case, is reasonably likely to be *** into ***, (c) the issuance of temporary or final Treasury Regulations, (d) the *** of ***, reasonably likely to be ***, (e) any change in the interpretation of the Code or Treasury Regulations by a decision, judgment, or opinion of the United States Tax Court, United States District Court that would have had jurisdication over Purchaser, United States Court of Appeals or United States Supreme Court, or (f) any ***, *** or *** by the *** of the *** (or any successor ***) or *** that adversely affects (or, in the case of a *** described in clause (b), would adversely affect if the *** became ***) the value of *** or the amount or timing of *** to which Purchasers or their Affiliates would otherwise be entitled with respect to the Facility for federal income tax purposes.
“Change Order” means a written document signed by Owner and Contractor or otherwise placed into effect under Article 10, authorizing an addition, deletion or revision to the Work, an adjustment of the Contract Price or Construction Schedule, and/or any other obligation of Owner or Contractor under this Agreement, which document is issued after execution of this Agreement.
“Claim Notice” has the meaning set forth in Section 24.5.
“Code” means the Internal Revenue Code of 1986, as amended.
“Commercial Operation Deadline” has the meaning set forth in the PPA.
“Confidential Information” has the meaning set forth in Section 25.1.
“Construction Equipment” means all equipment, machinery, tools, consumables, temporary structures or other items as may be required for Contractor to complete the Work but which will not become a permanent part of the Facility.
“Construction Schedule” means the schedule based on and consistent with the provisions set forth in Exhibit 4A and Exhibit 4B attached hereto for the prosecution of the Work by Contractor for the Project (including the achievement of the Guaranteed Facility Substantial Completion Date and the Guaranteed Final Completion Date), created in accordance with Section 3.11 and as updated from time to time pursuant to the terms of this Agreement.
“Contract Documents” means this Agreement, the exhibits and schedules hereto, and Contractor Submittals.
“Contract Price” means the sum of One Billion One Hundred Twenty-Seven Million Four Hundred Twenty-Two Thousand Two Hundred Nineteen Dollars ($1,127,422,219), as the same may be modified from time to time in accordance with the terms of this Agreement.
“Contractor” has the meaning set forth in the preamble.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Contractor Acquired Permits” means those Applicable Permits to be acquired by Contractor and designated on Exhibit 6A and any other Applicable Permits, other than Owner Acquired Permits.
“Contractor Critical Path Items” means those items that are designated as “Contractor Critical Path Items” in the Construction Schedule.
“Contractor Event of Default” has the meaning set forth in Section 20.1.
“Contractor Lien” means any right of retention, mortgage, pledge, assessment, security interest, lease, advance claim, levy, claim, lien, charge or encumbrance on the Work, the Facility Equipment, the Project, the Site or any part thereof directly or indirectly created, incurred, assumed or suffered to be created by Contractor Party (other than in accordance with any other Project Transaction Document), any Subcontractor, any Supplier, or any of their respective employees, laborers or materialman.
“Contractor Party” or “Contractor Parties” means each of Contractor, SunPower Corporation, and any of their respective present and future subsidiaries and Affiliates and their respective directors, officers, employees, shareholders, agents, representatives, successors and permitted assigns.
“Contractor Performance Security” means a corporate guaranty from SunPower Corporation, in the form attached hereto as Exhibit 11.
“Contractor Submittals” means the drawings, specifications, plans, calculations, model, designs and other deliverables described in Exhibit 7.
“Contractor's Insurance” has the meaning set forth in Section 23.1, as further described in Part I of Exhibit 15.
“Contractor's Representative” means the individual designated by Contractor in such capacity set forth on Exhibit 5 in accordance with Section 5.2.
“Control” means (including with correlative meaning the terms “Controlled”, “Controls” and “Controlled by”), as used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Cumulative MW” means, as of the date of determination, the aggregate Block Measured Capacities of all the Blocks that have achieved Block Substantial Completion.
“DAS System” means the data acquisition system installed by Contractor in the Facility, as more specifically described in Exhibit 3 under “SCADA System”.
“Day” means calendar Day unless it is specified that it means a Business Day.
“Defect Warranty” has the meaning given in Section 21.3(a).

“Defect Warranty Period” has the meaning given in Section 21.4(a).
“Delay Response Plan” has the meaning set forth in Section 3.22.
“Delivery Point” means the point of interconnection at the Whirlwind Substation, identified as Q408, as set forth in the single-line diagram in Exhibit 1.
“Depreciation Benefit” means the most accelerated depreciation available under Sections 167 and 168 of the Code, assuming the utilization of the shortest available recovery period, the most accelerated depreciation method available, the half-year convention and a full first taxable year (however, in no event shall the depreciation be more accelerated than *** (5) *** percent (***%) declining balance depreciation (without application of Section 168(k) of the Code or any successor thereto). The recovery periods applicable to each Block shall be determined using the depreciation class percentage allocations derived from costs by class divided by the total costs for each Block listed on Exhibit 25. In determining the Depreciation Benefit, a *** percent (***%) tax rate shall be applied. Further, in accordance with Section 50(c) of the Code tax basis for purposes of calculating depreciation shall be deemed to be reduced by *** percent (***%) of the Maximum EITCs.
“***” has the meaning given in Section 21.3(b).
“***” has the meaning given in Section 21.4(b).
“Development Security” has the meaning set forth in the PPA.
“Direct Costs” means the costs that are incurred by Contractor as a result of the event requiring the Change Order for the following items: (a) payroll wages paid for labor in the direct employ of Contractor at the Site; (b) cost of materials and permanent equipment; (c) payments made by Contractor to Subcontractors; (d) rental charges of machinery and equipment for the Work; (e) permit fees; (f) costs of mobilization and/or demobilization; (g) associated standard indirect field costs; and (h) associated engineering costs, if any, directly related to Work implemented under the Change Order.
“Disclosing Party” has the meaning set forth in Section 25.1.
“Dispute” has the meaning set forth in Section 28.1.
“Dispute Initiator” has the meaning set forth in Section 3.11(b).
“Dollar” and “$” means the lawful currency of the United States of America.
“Effective Date” has the meaning set forth in Section 1.9.
“EITC” means the tax credit for energy property described in Section 48(a)(3)(A)(i) of the Code.
“EITC Applicable Percentage” means *** percent (***%) with respect to any Block; provided, however, with respect to any Block if its Block Substantial Completion Date is after
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December 31, 2016, then with respect to such Block it shall be the *** of (a) *** percent (***%) and (b) the federal investment tax credit (or successor thereto) percentage for utility scale solar available under then Applicable Law for such Block.
“EITC Timing Determinate” means the time value difference between when each Block Maximum EITC was contemplated to be reflected in Owner's estimated tax payments in accordance with the definition of Block Maximum EITC and the tax basis (by category) as reflected in Exhibit 25 and when Block Actual Maximum EITCs for each Block is deemed to be reflected in Owner's estimated tax payments. It is determined assuming Owner will pay its estimated taxes based on the annualized income installment method of Section 6655(e)(2) of the Code (using the annualization periods set forth in Sections 6655(e)(2)(A) and (B) of the Code)), and using as the interest rate the Wall Street Journal “prime rate” as of the first Business Day preceding the date of such first estimated tax installment payment.
“Eligible SunPower Competitor” means an Affiliate of a SunPower Competitor, which Affiliate's primary business is making financial investments in electric generating or other assets and that has entered into a confidentiality agreement with Owner on substantially the same terms as set forth in Article 25 pursuant to which such Person agrees to not disclose Confidential Information (including not providing any Confidential Information to any Affiliate that is a SunPower Competitor other than an Eligible SunPower Competitor).
“Emergency” means an event occurring at the Site or any adjoining property that poses actual or imminent risk of serious personal injury to any Person or material physical damage to the Project requiring, in the good faith determination of Contractor, immediate preventative or remedial action.
“Environmental Laws” means any federal, state, or local law, regulation, ordinance, standard, guidance, or order pertaining to the protection of the environment and human health, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. 2601, et seq.; the Clean Air Act, 42 U.S.C. 7401, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq.; the Occupational Safety and Health Act, 29 U.S.C. 651 et seq.; and any other law that governs: (a) the existence, removal, or remediation of Hazardous Materials on real property; (b) the emission, discharge, release, or control of Hazardous Materials into or in the environment; or (c) the use, generation, handling, transport, treatment, storage, disposal, or recovery of Hazardous Materials.
“Equipment” means, collectively, Construction Equipment and Facility Equipment.
“Equity Contribution Agreement” means an equity contribution agreement from MEHC, in the form attached hereto as Exhibit 12.
“Event of Default” means either a Contractor Event of Default or an Owner Event of Default, as the context may require.
“Excluded Site Condition” means (a) the presence at the Site of Hazardous Materials or (b) any other characteristic of or condition affecting the Site (including the existence of
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archaeological artifacts or features) which was not disclosed in the Geotechnical Report, dated March 29, 2012, the Supplemental Geotechnical Engineering Investigation, dated May 18, 2012, the Supplemental Geotechnical Engineering Investigation, dated June 13, 2012 and the Supplemental Geotechnical Engineering Investigation, dated September 24, 2012, each prepared by Moore Twining Associates, Inc. with respect to the Site.
“Excusable Event” means an event that wholly or partially prevents or otherwise adversely affects Contractor's performance of the Work, to the extent such event is attributable to an ***.
“Expected EITCs” means for any Block the amount of EITCs available for such Block using the EITC Applicable Percentage multiplied by such Block's Applicable Tax Basis. Further, it shall be assumed that Block Substantial Completion is equivalent to Placed in Service for each Block.
“Facility” has the meaning set forth in the Recitals.
“Facility Capacity” means, with respect to the Facility, the sum of the Final Test Results of all of the Blocks, pursuant to the provisions of Exhibit 16A.
“Facility Delay Liquidated Damages” has the meaning set forth in Section 17.2.
“Facility Demonstration Test” has the meaning set forth in Exhibit 16D.
“Facility Equipment” means all equipment, fixtures, materials, supplies, devices, machinery, tools, parts, components, instruments, appliances and other items that are required to complete the Facility that will become a permanent part of the Facility as well as ***, whether provided by Contractor or any Subcontractor, and all special tools required to operate and maintain the Facility.
“Facility Substantial Completion” has the meaning set forth in Section 16.4.
“Facility Substantial Completion Date” has the meaning set forth in Section 16.5.
“Final Capacity Liquidated Damages” has the meaning set forth in Section 17.5(a).
“Final Completion” means satisfaction or waiver of all of the conditions for completion of the Facility as set forth in Section 18.1.
“Final Completion Date” means the actual date on which the Facility has achieved Final Completion in accordance with Section 18.2.
“Final Test Results” means with respect to a Capacity Test, the final results of such Capacity Test after accounting for the uncertainty calculation more particularly described in Exhibit 16A.
“Financing Parties” means any and all lenders, security holders, note or bond holders, lien holders, investors, equity providers, holders of indentures, security agreements, mortgages,
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deeds of trust, pledge agreements and providers of swap agreements, interest rate hedging agreements, letters of credit and other documents evidencing, securing or otherwise relating to the construction, interim or long-term financing or refinancing of the Project or a portfolio of projects including the Project, and their successors and permitted assigns, and any trustees or agents acting on their behalf. The term “Financing Party” includes, for the avoidance of doubt, any Person or Persons that own the Project and lease the Project to Owner or an Affiliate of Owner, as applicable, under a lease, sale leaseback or synthetic lease structure.
“Force Majeure Event” means, when used in connection with the performance of a Party's obligations under this Agreement, any act, condition or event which renders said Party unable to comply totally or partially with its obligations under this Agreement, but only if and to the extent (a) such event is not within the reasonable control, directly or indirectly, of the Party seeking to have its performance obligation(s) excused thereby, (b) the Party seeking to have its performance obligation(s) excused thereby has taken all reasonable precautions and measures in order to prevent or avoid such event or mitigate the effect thereof on its ability to perform its obligations under this Agreement and which by the exercise of due diligence such Party could not reasonably have been expected to avoid and which by the exercise of due diligence it has been unable to overcome and (c) such event is not the direct or indirect result of the negligence or the failure of, or caused by, the Party seeking to have its performance obligations excused thereby.
(i) Without limiting the meaning of but subject to the preceding sentence, the following events constitute Force Majeure Events to the extent that they render a Party unable to comply totally or partially with its obligations under this Agreement:
(A)    war (whether or not war is declared), hostilities, revolution, rebellion, insurrection against any Governmental Authority, riot, terrorism, acts of a public enemy or other civil disturbance;
(B)    acts of God, including storms, floods, lightning, earthquakes, hailstorms, ice storms, tornados, typhoons, hurricanes, landslides, volcanic eruptions, fires, excessive winds, excessive rain, objects striking the earth from space (such as meteorites), or any other naturally occurring event or severe weather conditions for the location of the Site, or at such location in which Contractor performs the Work or Owner performs its obligations under this Agreement, that impacts the ability of the affected Party to perform its obligations under this Agreement;
(C)    sabotage or destruction by a third party (other than any contractor retained by or on behalf of the invoking Party) of plants, facilities and equipment necessary for the performance by the affected Party of its obligations under this Agreement;
(D)    acts of any Governmental Authority that restrict or limit a Party's access to the Site or its activities at the Site;
(E)    acts of piracy and perils of sea not elsewhere classified;

(F)    except as set forth in subsections (ii)(C) and (ii)(D) below, industrial action, work stoppage, labor strike, boycott, or labor shortage;
(G)    closing or accidents to harbors, docks, canals, or other assistances to or adjuncts of the shipping or transportation industry that result in the unavailability or limit the availability of Equipment necessary to perform the Work; and
(H)    a failure, outage or curtailment of the Project (or any system thereof) caused by events outside or external to the Project or a disruptive electrical event or disturbance on the grid side of the Project's substation.
(ii)    Notwithstanding anything to the contrary in this definition, the term Force Majeure Event shall not be based on or include any of the following:
(A)    economic hardship of either Party;
(B)    Owner's inability to pay;
(C)    a strike, work stoppage or labor dispute limited only to any one or more of Owner, Owner's Affiliates, Contractor or subcontractors thereof, or any other third party employed by a Party to work on the Project including strikes of Contractor or Subcontractor personnel at the Site or at Contractor's or Subcontractor's facilities;
(D)    any labor shortages involving Contractor or a Subcontractor;
(E)     Contractor's compliance or inability to comply with the Project Labor Agreement, except if Contractor's inability to comply is caused solely by a Force Majeure Event of the specific type described in subsection (i)(F) above;
(F)    Site Conditions for which *** is responsible pursuant to Section 3.25;
(G)     a Party's inability to obtain sufficient labor, materials, equipment or other resources to build the Project and perform the Work, except if such Party's inability to obtain sufficient labor, materials, equipment or other resources to build the Project and perform the Work is caused solely by a Force Majeure Event of the specific type described in any of subsections (i)(A) through (i)(H) above;
(H)    the *** of *** or other *** of an inherently *** nature, except to the extent it is of the specific type described in subsection (i)(***) above;
(I)    reductions in generation from the Facility resulting from ordinary wear and tear, deferred maintenance or operator error;
(J)    *** or *** in *** at the direction of a *** (as defined in the ***) or *** when the basis of the *** or *** in *** ordered by a *** or *** is *** arising in the ordinary course of operations of the *** or the *** (as defined in the ***) including *** caused by *** or *** for maintenance, construction or repair;
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(K)    a Party's inability to obtain permits or approvals of any type for the construction, operation or maintenance of the Facility; and
(L)     an Equipment failure except if such Equipment failure is caused solely by a Force Majeure Event of the specific type described in any of subsections (i)(A) through (i)(H) above.
“Full Notice to Proceed” means authorization from Owner to proceed with the Work under this Agreement.
“Functional Test” means the test to determine the functionality of the Project and equipment and components incorporated therein, as described in Exhibit 27.
“Governmental Authority” means any national, federal, state, regional, province, town, city, county, local or municipal government, whether domestic or foreign or other administrative, regulatory or judicial body of any of the foregoing and all agencies, authorities, departments, instrumentalities, courts and other authorities lawfully exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or other subdivisions of any of the foregoing.
“Guaranteed Block On-line Schedule” means the schedule attached hereto as Exhibit 4B.
“Guaranteed Block Substantial Completion Date” means, with respect to each Block, the applicable block substantial completion date therefor, as set forth in Exhibit 4B.
“Guaranteed Capacity” means, with respect to a Block or the Facility, the MW values set forth in Exhibit 16B.
“Guaranteed Facility Substantial Completion Date” means, with respect to the Facility, the guaranteed facility substantial completion date as set forth in Exhibit 4B.
“Guaranteed Final Completion Date” has the meaning set forth in Section 18.1, as may be extended only in accordance with the express terms of this Agreement.
“Hazardous Materials” means (a) any regulated substance, hazardous constituent, hazardous materials, hazardous wastes, hazardous substances, toxic wastes, radioactive substance, contaminant, pollutant, toxic pollutant, pesticide, solid wastes, and toxic substances as those or similar terms are defined under any Environmental Laws; (b) any friable asbestos or friable asbestos-containing material; (c) polychlorinated biphenyls (“PCBs”), or PCB-containing materials or fluids; (d) any petroleum, petroleum hydrocarbons, petroleum products, crude oil and any fractions or derivatives thereof; and (e) any other hazardous, radioactive, toxic or noxious substance, material, pollutant, or contaminant that, whether by its nature or its use, is subject to regulation or giving rise to liability under any Environmental Laws.
“Indemnifying Party” means, with respect to an indemnification obligation under this Agreement, the Party providing such indemnification.

“Indemnitee” means an Owner Party or a Contractor Party, as the context may require, being indemnified pursuant to Section 24.5.
“Independent Engineer” means any independent engineer or engineering firm designated under Section 31.9.
“Independent Third Party Engineer” means any of the following: Burns & McDonnell, Sargent & Lundy, Kiewit, Worley Parsons, BEW Engineering, in each case to the extent that they are not working for Owner or Contractor with respect to the Project, or such other independent third party engineer mutually agreed upon by the Parties.
“Industry Standards” means those standards of design, engineering, construction, workmanship, care and diligence and those practices, methods and acts that would be implemented and normally practiced or followed by prudent solar engineering, construction, and installation firms in the design, engineering, procurement, installation, construction, testing and commissioning (and operation associated therewith) of utility-scale photovoltaic facilities in the western United States and otherwise performing services of a similar nature in the jurisdiction in which the Work will be performed and in accordance with which practices, methods and acts, in the exercise of prudent and responsible professional judgment by those experienced in the industry in light of the facts known (or that reasonably should have been known) at the time the decision was made, could reasonably have been expected to accomplish the desired result consistent with good business practices, good engineering design practices, safety, reliability, Applicable Codes, Applicable Laws, and Applicable Permits. Solely with respect to Section 21.5(a), “Industry Standards” shall mean those standards of care and diligence normally practiced by entities that operate and maintain photovoltaic power plants. Industry Standards is not intended to be limited to the optimum practice, method, or act, to the exclusion of all others, but rather is a spectrum of possible practices, methods or acts.
“Insolvency Event” with respect to a Person means such Person becomes insolvent, or institutes or has instituted against it a case under Title 11 of the United States Code, is unable to pay its debts as they mature or makes a general assignment for the benefit of its creditors, or if a receiver is appointed for the benefit of its creditors, or if a receiver is appointed on account of insolvency.
“Intellectual Property Claim” means an allegation, claim or legal action asserted by a third party against an Owner Party alleging unauthorized use, misappropriation, infringement, or other violation of such third party's Intellectual Property Rights arising from (a) Owner Party's use of the Licensed Technology to the extent used in accordance with the license granted pursuant to Section 14.2 or (b) Contractor's performance (or that of its Affiliates or Subcontractors) under this Agreement asserted against Owner that (i) concerns any Facility Equipment or other goods, materials, supplies, items or services provided by Contractor (or its Affiliates or Subcontractors) under this Agreement, (ii) is based upon or arises out of the performance of the Work by Contractor (or its Affiliates or Subcontractors), including the use of any tools or other implements of construction by Contractor (or its Affiliates or Subcontractors) or (iii) is based upon or arises out of the design or construction of any item by Contractor (or its Affiliates or Subcontractors) under this Agreement or the use, or operation, of any item according to directions embodied in Contractor's (or its Affiliates' or Subcontractors') Contractor Submittals, or any revision thereof, prepared or provided by Contractor.
“Intellectual Property Rights” means all intellectual property rights throughout the world, including all rights in patents and inventions (whether or not patentable); registered and unregistered copyrights, database rights, semiconductor mask work rights; proprietary rights trade secrets, know-how and confidential information; provided, however, that “Intellectual Property Rights” shall not include trademarks, service marks, corporate names, trade names, domain names, logos, slogans, symbols or other similar designations of source or origin, or any rights with respect thereto.
“Interconnection Agreement” means that certain Large Generator Interconnection Agreement by and between Owner, SCE and CAISO dated as of November 22, 2011, as amended, restated or modified from time to time.
“IRS” means the Internal Revenue Service.
“Key Personnel” means the Persons identified in Exhibit 5.
“L/C Amount” means the aggregate face amount of all Acceptable Letters of Credit required by Exhibit 31.
“Late Block” has the meaning set forth in Section 17.1(a).
“Licensed Technology” has the meaning set forth in Section 14.1.
“Losses” means *** claims, actions, suits, proceedings, losses, liabilities, penalties, damages, costs or expenses (including attorneys' fees and disbursements) ***.
“***” has the meaning set forth in Exhibit 31.
“Major Facility Equipment Warranties” has the meaning set forth in Section 21.6(c)(i).
“Major Subcontractor” means (a) a Supplier of the ***, ***, *** and *** for the Project and (b) Contractor's *** Subcontractors, *** Subcontractors and *** Subcontractors for the Project.
“***” has the meaning set forth in Section 15.7(a).
“***” has the meaning set forth in Section 15.7(c).
“Maximum EITCs” means the sum of Block Maximum EITCs.
“MEHC” means MidAmerican Energy Holdings Company, an Iowa corporation.
“Milestone Payment” means a discrete portion of the Contract Price payable in accordance with Section 8.1(a) upon achievement of the milestone corresponding to such payment in the Payment Schedule.
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“Milestone Schedule” means the schedule attached hereto as Exhibit 4A.
“Minimum Capacity Level” means (a) with respect to a Block, *** percent (***%) of the Guaranteed Capacity of such Block (as adjusted for uncertainty in accordance with Exhibit 16A) and (b) with respect to the Facility, the aggregate of the Capacity Test values for all Blocks equals at least *** percent (***%) of the Guaranteed Capacity of the Facility, in each case, as calculated in accordance with Exhibit 16A.
“Minimum Irradiance Criteria” has the meaning set forth in Exhibit 16A.
“Minor Subcontractor” means any Person, other than a Major Subcontractor, that, directly or indirectly, and of any tier (other than Contractor but including any Affiliate of Contractor) supplies any items or performs any portion of the Work in furtherance of Contractor's obligations under this Agreement.
“MIPA” has the meaning set forth in the Recitals.
“Module Warranty” has the meaning set forth in Section 21.7.
“Modules” means solar photovoltaic modules with an expected electrical output of 435 watts of electric power (expressed as DC).
“Monthly Progress Report” means a progress report prepared by Contractor setting forth the detail required in Exhibit 8A.
“MW” means 1,000,000 watts of electric power (expressed as AC).
“Non-Excusable Event” means (a) the negligence or willful misconduct of any Contractor Party or any Subcontractor in connection with any Project Transaction Document; (b) the failure of any Contractor Party (directly or through any Subcontractor) to comply with any of its obligations or a breach under any Project Transaction Document which failure or breach is not otherwise excused so long as such failure or breach has not otherwise been remedied, in accordance with such Project Transaction Document); and (c) any defect in the *** materials or workmanship of the Work for which any Contractor Party is responsible in accordance with the terms of this Agreement, the ***, the Module Warranty and the ***, in each case for so long as such defect has not been remedied in accordance therewith.
“Notice of Dispute” has the meaning set forth in Section 28.1.
“NTP Date” means the date on which the Full Notice to Proceed is delivered by Owner.
“NTP Payment” means the notice to proceed payment set forth in the Payment Schedule.
“O&M Agreement” has the meaning set forth in the Recitals.
“O&M Provider” has the meaning set forth in the Recitals.
“Owner” has the meaning set forth in the preamble.
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“Owner Acquired Permits” means those Applicable Permits to be acquired by Owner and designated on Exhibit 6B.
“Owner-Caused Delay” means (a) any *** of the Work pursuant to *** or *** to the extent that such *** is not necessitated by a *** due to any *** by any *** or (b) a failure by Owner (which failure is not otherwise excused in accordance with this Agreement) to perform any of its obligations under this Agreement including (i) any failure by Owner or Owner Parties to timely, review, comment on, or approve Contractor's submittals delivered in connection with this Agreement on or prior to the applicable date as provided in this Agreement (unless a deemed response to such Notice is provided for hereunder) to the extent that such failure does not result from a Non-Excusable Event, (ii) any failure or delay (by any other Person that is not Contractor or a Subcontractor) with respect to the obligations of Owner (other than delays in closing on the exercised land options not caused by Owner) by the applicable completion date set forth in the Milestone Schedule and (iii) Owner's or Owner's Parties interference with the performance of the Work without the right to do so under this Agreement to the extent that such interference does not result from a Non-Excusable Event.
“Owner Event of Default” has the meaning set forth in Section 20.3.
“Owner Improvement” means any modification to, improvement to or derivative work based upon the Licensed Technology, Block or Facility Equipment or any Intellectual Property Right in any of the foregoing that is created, developed, discovered or reduced to practice, directly or indirectly in whole or in part by an Owner Party.
“Owner Inspection Parties” has the meaning set forth in Section 6.1.
“Owner Party” or “Owner Parties” means Owner and its present and future subsidiaries and Affiliates and their respective directors, officers, employees, shareholders, agents, representatives, successors and permitted assigns.
“Owner Taxes” means (a) any and all Taxes imposed under Applicable Law in respect of the income or gross income of Owner, the direct or indirect owners of beneficial interests in Owner and the Affiliates of the foregoing and (b) Property Taxes imposed under Applicable Law on Owner in respect of the Site or the Facility.
“Owner's Engineer” means any engineering firm or firms or other engineer or engineers selected and designated by Owner, who may be an employee of an Owner Party but who shall not be a SunPower Competitor.
“Owner's Insurance” has the meaning set forth in Section 23.2, as further described in Part II of Exhibit 15.
“Owner's Representative” means the individual designated by Owner in accordance with Section 5.1.
“Party” and “Parties” have the meanings set forth in the preamble.
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“***” means, without duplication to amounts paid pursuant to Section 24.1(c), an amount equal to the aggregate amount of all damages and other costs and expenses paid or owing by *** under the *** or ***, including the “***” (as defined in the ***), the cost of any replacement ***, or the amount that *** has drawn under any *** under the ***, in each case, to the extent caused by any Non-Excusable Event, including with respect to a termination of the *** or *** caused by a Non-Excusable Event.
“Payment Schedule” means the Payment Schedule attached hereto as Exhibit 9 setting forth the Milestone Payments and the corresponding milestones required to be achieved.
“Performance Criteria” or “Performance Criterion” means the relevant performance criteria for the Facility identified in Exhibit 16B.
“Performance Guaranty Agreement” has the meaning set forth in Section 21.7.
“Permit Expenses” means the actual costs payable to a Governmental Authority and all other reasonable third-party costs and expenses incurred in connection with the application for and issuance of an Applicable Permit.
“Person” means any individual, corporation, partnership, company, joint venture, association, trust, unincorporated organization, limited liability company or any other entity or organization, including any Governmental Authority. A Person shall include any officer, director, member, manager, employee or agent of such Person.
“Placed in Service” means “placed in service” for purposes of Sections 48 and 168 of the Code.
“PPA” means that certain Renewable Power Purchase and Sale Agreement, dated as of January 5, 2011, with SCE, as amended by Amendment No. 1 to the Renewable Power Purchase and Sale Agreement between the Company and SCE, dated as of February 15, 2011, as further amended, restated or modified from time to time.
“PPA Progress Report” means a written progress report prepared by Contractor and in a form substantially consistent with the requirements of the PPA, and as otherwise agreed upon by the Parties, acting reasonably.
“Project” has the meaning set forth in the Recitals.
“Project Labor Agreement” means that certain Project Labor Agreement for the Antelope Valley Solar Project among Contractor and IBEW Local 11 and IBEW Local 428.
“Project Punch List” has the meaning set forth in Section 16.6(c).
“Project Transaction Documents” means this Agreement, the Contractor Performance Security, the Module Warranty, the Performance Guaranty Agreement, the Acceptable Letters of Credit, the MIPA, the SunPower Guaranty (as defined in the O&M Agreement) and the O&M Agreement.
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“Property Tax” means any real or personal property, or any ad valorem Taxes related to the Site, the Facility, the Facility Equipment, or any other property that will be incorporated into the Project.
“Proposed Project Punch List” has the meaning set forth in Section 16.6(c).
“Proposed Punch List” has the meaning set forth in Section 16.6(a).
“Punch List” has the meaning set forth in Section 16.6(a).
“Punch List Amount” means the cost or estimated cost to complete any Punch List Item as approved by the Parties in connection with the approval of the Proposed Punch List or Proposed Project Punch List in accordance with Section 16.6, as applicable.
“Punch List Estimate” means Contractor's cost estimate for completing the Punch List Items.
“Punch List Holdback” means an amount equal to *** percent (***%) of the Punch List Amount for each Punch List Item.
“Punch List Items” means those finishing items with respect to a Block or the Facility, as applicable, that (a) consistent with Industry Standards does not affect the operability, reliability, safety, or mechanical, civil or electrical integrity of the Block or the Facility, (b) Owner or Contractor identifies as requiring completion or containing defects, and (c) the completion of which will not adversely effect, the performance of the Block or Facility, so long as such Block or Facility is nonetheless ready for commercial operations in a safe and continuous manner and in accordance with Applicable Law and Applicable Permits.
“Purchasers” has the meaning set forth in the Recitals.
“Qualified Financial Institution” means (a) a single bank or financial institution the long term senior unsecured debt obligations of which are rated no less than “A-” by S&P and “A3” by Moody's, or if a such single bank or financial institution is not available or will not issue a letter of credit with a stated amount equal to the amount required by Exhibit 31, then (b) two (2) banks or financial institutions the long term senior unsecured debt obligations of which each are rated no less than “A-” by S&P and “A3” by Moody's; provided, however, that Deutsche Bank AG, New York Branch, which as of the Effective Date does not have an S&P rating for its long term senior unsecured debt obligations, shall be considered a “Qualified Financial Institution” so long as (i) its long term senior unsecured debt obligations are rated no less than “A3” by Moody's, (ii) if its long term senior unsecured debt obligations at any time are rated by S&P, such obligations are rated no less than “A-”, and (iii) Deutsche Bank AG is at all times a “Qualified Financial Institution.”
“Real Property Rights” means, (a) those rights with respect to land to be obtained by closing on the exercised options as set forth on Exhibit 4A, as well as (b) all other rights in or to real property necessary to perform the Work and to develop, construct, complete, operate, maintain and access the Project and the Site, including those rights set forth in deeds, leases, option agreements, co-tenancy and shared facility agreements, Applicable Permits, easements,
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licenses, private rights-of-way agreements and crossing agreements that exist as of the Effective Date, including as set forth on Exhibit 2, or that are obtained after the Effective Date by Contractor pursuant to its obligations under Exhibit 26.
“Receiving Party” has the meaning set forth in Section 25.1.
“Reimbursement Amount” means an amount equal to the sum of (a) the Purchase Price (as defined in the MIPA), (b) the actual and reasonable out of pocket costs and expenses incurred by any Owner Party in acquiring Real Property Rights pursuant to the closing of any exercised options set forth on Exhibit 4A, (c) actual and reasonable out of pocket costs and expenses (including reasonable attorney's fees) incurred by any Owner Party in the negotiation of the Project Transaction Documents and due diligence investigations conducted by Owner in connection therewith, (d) any *** that Owner has or may incur unless Owner pursues a comparable project using the PPA and Interconnection Agreement and (e) any actual and reasonable costs and expenses incurred by any Owner Party as a result of Owner's entering into, maintaining and unwinding any security or other support obligations that Owner has replaced pursuant to the MIPA.
“Release” means the release, discharge, deposit, injection, dumping, spilling, leaking or placing of any Hazardous Material into the environment so that such Hazardous Material or any constituent thereof may enter the environment, or be emitted into the air or discharged into any waters, including ground waters under Applicable Law and Applicable Permits.
“Required Manuals” means the manuals, instructions and training aids, whether created by Contractor, Subcontractor or Supplier, reasonably necessary for the safe and efficient operation, maintenance and shut down of the Facility as set forth on Exhibit 7.
“Retainage” means an amount equal to *** percent (***%) of the amount payable pursuant to each Milestone Payment (other than the payment to be made in connection with Final Completion).
“Right of First Offer” has the meaning set forth in Exhibit 29.
“SCE” means Southern California Edison Company, a California corporation.
“SCE Interconnection Facilities” means the interconnection infrastructure which SCE is obligated to provide, as set forth in the Interconnection Agreement.
“Scheduled MWs” means, as of the date of determination, the number of MW scheduled to have been completed by the Blocks that have achieved Block Substantial Completion in accordance with Exhibit 4B.
“Scope of Work” means the scope of the work to be performed by Contractor under this Agreement, as further described in Exhibit 1.
“Sellers” has the meaning set forth in the Recitals.
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“Side Letter” means that certain letter from SunPower Corporation to MEHC regarding a *** of *** of *** dated on or prior to Effective Date in accordance with Section 2.7(ll) of the MIPA.
“Site” has the meaning set forth in the Recitals.
“Site Condition” has the meaning set forth in Section 3.25.
“Site Substations” means the *** substations which will be constructed on the Site.
“Spare Parts” means the spare parts provided by Contractor to Owner in accordance with Exhibit 30.
“Start-up and Commissioning” means the energization and Functional Testing of the relevant Block, including verifying Block completeness as received from Contractor's construction team and readiness for operations and testing of such Block.
“Subcontractors” means Major Subcontractors and Minor Subcontractors.
“Successfully Run” means, (a) with respect to a Capacity Test, that the applicable Capacity Test was completed in accordance with the applicable procedures, conditions and requirements for the proper performance of such test as set forth in Exhibit 16A and (b) with respect to a Functional Test, that the Functional Test was completed in accordance with the provisions of Exhibit 27 and demonstrated that the Block being tested is capable of producing AC electricity.
“SunPower Competitors” means (a) each of ***, ***, ***, *** and their respective subsidiaries and (b) any Person engaged in the business of manufacturing, photovoltaic modules.
“Suppliers” means those Equipment suppliers with which Contractor or Subcontractor contracts in furtherance of Contractor's obligations under this Agreement.
“Survival Period” has the meaning set forth in Section 24.8.
“Taxes” means any and all taxes, charges, duties, imposts, levies and withholdings imposed by any Governmental Authority, including sales tax, use tax, income tax, withholding taxes, corporation tax, franchise taxes, margin tax, capital gains tax, capital transfer tax, inheritance tax, value added tax, customs duties, capital duty, excise duties, betterment levy, stamp duty, stamp duty reserve tax, national insurance, social security or other similar contributions, and any interest, penalty, fine or other amount due in connection therewith, excluding in all cases Permit Expenses.
“Termination Payment” means (a) with respect to a termination by Contractor for an Owner Event of Default in accordance with Section 20.5, an amount equal to the lesser of (i) One Hundred Million Dollars ($100,000,000) and (ii) the Contract Price minus amounts paid to Contractor through the effective date of the termination as set forth on the Payment Schedule; and (b) with respect to a termination by Contractor for an extended Force Majeure Event in accordance with Section 20.7, an amount equal to the sum of (i) the Reimbursement Amount,
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plus (ii) any other amounts paid by Owner under this Agreement plus (iii) ten percent (10%) interest on the amounts in subclauses (i) and (ii).
“Technical Specifications” has the meaning set forth in the Recitals.
“Threshold” has the meaning set forth in Section 11.4(c)(ii).
“Title Company” means First American Title Insurance Company and Stewart Title Insurance Company, as co-insurers.
“Treasury Regulations” means final and temporary (assuming such are in effect at the relevant time) income tax regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations) by other final and temporary (assuming such are in effect at the relevant time) income tax regulations.
“Warranty” means, as applicable, the Defect Warranty ***.
“Warranty Period” means, as applicable, the Defect Warranty Period ***.
“Water Banking Activities” means above and below grade water banking activities permitted to be conducted by AVWS and/or AVEK under the AVWS Agreements and/or AVEK Agreements, respectively.
“Water Banking Risks” means any risks to the Project associated with Water Banking Activities.
“Water Supply Agreement” means Option Agreement, dated as of October 10, 2012, by Homer LLC and Solar Star California XX, LLC.
“Weekly Progress Report” means a weekly progress report prepared by Contractor setting forth the detail required in Exhibit 8B.
“Work” means all obligations, duties, and responsibilities assigned to or undertaken by Contractor under this Agreement, as further described in Exhibit 1 and Exhibit 26, with respect to the Project, including any of the foregoing obligations performed prior to the Effective Date, which shall be deemed to be Work performed by Contractor under this Agreement, notwithstanding the fact that it was performed in whole or in part prior to the Effective Date.
1.3    Order of precedence. In the event of a conflict or inconsistency between any of the Contract Documents forming part of this Agreement, the following order of precedence shall apply: (a) any duly executed amendment or Change Order to this Agreement (and between them, the most recently executed amendment or Change Order shall take precedence); (b) this Agreement (to the extent not superseded by a subsequent amendment); (c) Exhibits 1, 16, 3, 7, 27 and 23 to this Agreement in the order indicated; (d) the Exhibits to this Agreement not otherwise specified in subclause (c) above; and (e) any other Contract Documents not previously noted.

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1.4    Entire agreement. This Agreement and the Exhibits attached hereto constitute the complete and entire Agreement between the Parties with respect to the engineering, procurement, construction, testing and commissioning of the Project and supersedes any previous communications, negotiations, representations or agreements, whether oral or in writing, with respect to the subject matter addressed herein. NO PRIOR COURSE OF DEALING BETWEEN THE PARTIES SHALL FORM PART OF, OR SHALL BE USED IN THE INTERPRETATION OR CONSTRUCTION OF, THIS AGREEMENT. For the avoidance of doubt, this Agreement shall not supersede the O&M Agreement, the Module Warranty, the Performance Guaranty Agreement or any other Project Transaction Document, which shall remain in full force and effect.

1.5    No agency. The Parties are independent contractors. Nothing in this Agreement is intended, or shall be construed, to create any association, joint venture, agency relationship or partnership between the Parties or to impose any such obligation or liability upon either Party (except and solely to the extent expressly provided in this Agreement pursuant to which Owner appoints Contractor as Owner's agent). Nothing in this Agreement shall be construed to give either Party any right, power or authority to enter into any agreement or undertaking for, or act as an agent or representative of, or otherwise bind, the other Party. Neither Contractor nor any of its employees is or shall be deemed to be an employee of Owner.

1.6    Invalidity. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but, to the extent permitted by law, if for any reason any provision which is not essential to the effectuation of the basic purpose of this Agreement is determined to be invalid, illegal or unenforceable, in whole or in part, such invalidity, illegality or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement or this Agreement as a whole. Any such invalid, illegal or unenforceable portion or provision shall be deemed severed from this Agreement and the balance of this Agreement shall be construed and enforced as if this Agreement did not contain such invalid, illegal or unenforceable portion or provision. If any such provision of this Agreement is so declared invalid, illegal or unenforceable the Parties shall promptly negotiate in good faith new provisions to eliminate such invalidity, illegality or unenforceability and to restore this Agreement as near as possible to its original intent and effect.

1.7    Binding effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and on their respective permitted successors, heirs and assigns.

1.8    Counterparts. This Agreement may be signed in counterparts, each of which when executed and delivered shall constitute one and the same instrument. The Parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile, .pdf or emailed signatures, which shall be deemed to be an original and shall be as effective for all purposes as delivery of a manually executed counterpart.

1.9    Effective date. The effective date (the “Effective Date”) of this Agreement is the date when this Agreement has been signed by both Parties and the “Closing” under the MIPA shall have occurred.

1.10    Time is of the Essence. To the extent that there is not a specific time period specified in this Agreement, time is of the essence with respect to a Party's performance of its obligations under this Agreement.

1.11    Full Notice to Proceed. On the Effective Date, in lieu of a separately delivered notice, Owner shall be deemed to have issued to Contractor the Full Notice to Proceed.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES

2.1    Representations and Warranties of Contractor. Contractor represents and warrants to Owner that as of Effective Date:

(a)Organization, Standing and Qualification. Contractor is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full power to execute, deliver and perform its obligations hereunder to own, lease and operate its properties and to engage in the business it presently conducts and contemplates conducting under this Agreement, and is and will be duly licensed or qualified and in good standing under the laws of the state in which the Site is located and in each other jurisdiction in which the nature of the business transacted by it makes such licensing or qualification necessary and where the failure to be licensed or qualified would have a material adverse effect on its ability to execute and deliver this Agreement or perform its obligations hereunder.

(b)Due Authorization; Enforceability. This Agreement has been duly authorized, executed and delivered by or on behalf of Contractor and is, upon execution and delivery by each of the Parties hereto, the legal, valid and binding obligation of Contractor, enforceable against Contractor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general equitable principles.

(c)No Conflict. The execution, delivery and performance by Contractor of this Agreement will not (i) violate or conflict with or cause a default under any covenant, agreement or understanding to which it is a party or by which it or any of its properties or assets is bound or affected, or its organizational documents, (ii) violate or conflict with any Applicable Law or (iii) subject the Facility or any component part thereof to any lien other than as contemplated or permitted by this Agreement.

(d)Government Approvals. Other than with respect to the Applicable Permits, neither the execution nor delivery by Contractor of this Agreement requires the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Governmental Authority. Contractor represents and warrants that all Contractor Acquired Permits either have been obtained by Contractor and are in full force and effect or Contractor has no knowledge of any reason that any Contractor Acquired Permit cannot be obtained in the ordinary course of business and within the timeframe necessary so as to permit Contractor to timely commence and prosecute the Work to completion in accordance with the terms and conditions of this Agreement.

(e)No Suits; Proceedings. There are no actions, suits, proceedings, patent or license infringements or investigations pending or, to Contractor's knowledge after due inquiry, threatened against it before any court, arbitrator or Governmental Authority that individually or in the aggregate could result in any materially adverse effect on the business, properties or assets or the condition, financial or otherwise, of Contractor or in any impairment of its ability to perform its obligations under this Agreement. Contractor has no knowledge of any violation or default with respect to any order, writ, injunction or decree of any court or any Governmental Authority that may result in any such materially adverse effect or such impairment.

(f)Business Practices. Neither Contractor nor any Subcontractor, or their respective employees, officers, representatives, or other agents of Contractor have made or will make any payment or have given or will give anything of value, in either case to any government official (including any officer or employee of any Governmental Authority) to influence his, her or its decision or to gain any other advantage for Owner or Contractor in connection with the Work to be performed hereunder. Contractor is in compliance with the requirements set forth in Section 3.29.

(g)Licenses. All Persons who will perform any portion of the Work have or will have all business and professional certifications and licenses if and as required by the terms and conditions of this Agreement, Applicable Codes, Applicable Law and Applicable Permits to perform such portion of the Work under this Agreement and Contractor has no knowledge of any reason that any such certifications and licenses cannot be obtained in the ordinary course of business and within the timeframe necessary so as to permit such Persons to timely commence and prosecute any portion of the Work to completion in accordance with the terms and conditions of this Agreement.

(h)*** is *** to *** its *** as they *** and *** of *** to *** its *** under this Agreement as well as its *** under other agreements with respect to the *** has or will *** and is ***, in each case directly or through its Subcontractors, to *** the *** in accordance with the terms and conditions of this Agreement.

(i)Intellectual Property. Contractor owns or has the right to use, or will be able to secure from its Affiliates or Subcontractors the right to use, all Intellectual Property Rights necessary to perform the Work without infringing on the rights of others and to enable Owner to use the Intellectual Property Rights in connection with the ownership, operation, use, maintenance, modification, altering, commissioning, de-commissioning, disposal of or removal of the Project without infringement on the rights of others. The Licensed Technology (and the use thereof to the extent used in accordance with the license granted under Section 14.2) do not and shall not infringe, or cause the infringement of, the Intellectual Property Rights of a third party. Notwithstanding the foregoing, Contractor makes no representation or warranty with respect to any Owner Improvement, except to the extent of Owner Improvements made

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at the direction of Contractor or in accordance with instructions or designs provided by Contractor, in which case such Owner Improvements shall be deemed to be included in the Licensed Technology for the purposes of this Section 2.1(i).

2.2    Representations and Warranties of Owner. Owner represents and warrants to Contractor that as of the Effective Date:

(a)Organization, Standing and Qualification. Owner is a limited liability company, duly formed, validly existing, and in good standing under the laws of Delaware, and has the full power to execute, deliver and perform its obligations hereunder and engage in the business it presently conducts and contemplates conducting under this Agreement, and Owner is and will be duly licensed or qualified and in good standing under the laws of the state in which the Site is located and in each other jurisdiction in which the nature of the business transacted by it makes such licensing or qualification necessary and where the failure to be licensed or qualified would have a material adverse effect on its ability to perform its obligations hereunder.

(b)Due Authorization; Enforceability. This Agreement has been duly authorized, executed and delivered by or on behalf of Owner and is, upon execution and delivery by each of the Parties hereto, the legal, valid and binding obligation of Owner, enforceable against Owner in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general equitable principles.

(c)No Conflict. The execution, delivery and performance by Owner of this Agreement will not violate or conflict with or cause a default under any Applicable Law or any covenant, agreement or understanding to which it is a party or by which it or any of its properties or assets is bound or affected, or its organizational documents.

(d)Funds. Owner has or will have available all the funds necessary to pay Contractor the Contract Price, and any other amount owing to Contractor under this Agreement, at the times when such amounts become payable under this Agreement.

ARTICLE 3.

CONTRACTOR'S OBLIGATIONS

3.1    Performance of Work. Subject to payment of the Contract Price pursuant to Article 7 and Article 8, Contractor shall diligently, duly and properly perform and complete the Work in accordance with the Scope of Work and the terms of this Agreement in order to construct the Facility according to the Construction Schedule, Milestone Schedule and Guaranteed Block On-line Schedule, place it into operation in conformance with the Contract Documents and the Technical Specifications, and achieve Final Completion of the Project. Contractor acknowledges and agrees that it is obligated to perform the Work on a “turnkey basis” which constitutes a fixed-price (subject to the terms hereof) obligation to engineer, design, procure, construct, test and commission the Project in accordance with the terms and conditions of this Agreement. Where this Agreement describes a portion of the Work in general, but not in complete detail, the

Parties acknowledge and agree that the Work includes any incidental work reasonably inferred or required to complete the Work in accordance with this Agreement. Except as otherwise expressly specified herein, Contractor shall provide all facilities and services required for a complete photovoltaic solar power plant facility, including all balance-of-system facilities set forth in the Scope of Work and the Technical Specifications, for the Contract Price. Information provided by Owner to Contractor prior to the Effective Date for use by Contractor in the performance of the Work shall not form the basis of any claim by Contractor for relief hereunder based on an Owner-Caused Delay or otherwise.

3.2    Scope of Work. Contractor shall perform the Scope of Work to the extent necessary (a) for the proper execution and completion of the Work under this Agreement; (b) to supervise and direct the Work in a safe manner and perform all Work in accordance with this Agreement, Applicable Law, Applicable Permits and Industry Standards; (c) to achieve Final Completion of the Facility; and (d) to place the Facility into operation in conformance with the Contract Documents and the Technical Specifications and such that the Facility is in compliance with the PPA and the Interconnection Agreement, Industry Standards, Applicable Codes, Applicable Laws and Applicable Permits. Contractor shall have sole control over the engineering, design and construction means, methods, techniques, sequences, and procedures and for coordination of all portions of the Work under this Agreement; provided, however, that Contractor will (i) deliver to Owner on or prior to January 10, 2013 a written design report and hydrology analysis with respect to the Site documenting subsurface aquifer maximum height to include ground level subsidence associated with the impact of permitted water banking by the grantor consistent with the final AVWS Easement Deed relating to the water banking activities permitted to be conducted by AVWS and/or AVEK under the AVWS Agreements and AVEK Agreements, respectively, and (ii) reflect the findings, conclusions and recommendations of such design report and hydrology analysis in its design of the Facility. To that end, Contractor may, in its sole discretion, accelerate the Work and cause milestones to be completed prior to the scheduled date therefor in the Construction Schedule; provided that Owner shall have no obligation to pay, any Application for Payment in amounts in excess of the maximum cumulative payment schedule set forth in Exhibit 9. Contractor will receive input from Owner and will take such input under advisement.

3.3    Properly Licensed; Sufficient Qualified Personnel. Contractor shall use, and shall require each of its Subcontractors to use, only personnel who are qualified and properly trained and who possess every license, permit, registration, certificate or other approval required by Applicable Law or Applicable Permits to enable such persons to perform work forming part of the Work.

3.4    Utilities. As part of the Work, ***shall arrange and pay for construction power and water (including all water used for dust control), and the installation of construction telecommunication lines and utilities, but only to the extent necessary for Contractor to perform its Work hereunder and pay when due all such utility usage charges. For all permanent utilities, ***shall arrange and pay prior to the Block Substantial Completion Date with respect to each applicable Block and the Facility Substantial Completion Date with respect to the Facility as a whole, and ***shall pay with respect to each Block after the applicable Block Substantial Completion Date and after the Facility Substantial Completion Date with respect to the Facility as a whole, for all permanent utilities in addition to the Contract Price, such as backfeed power,

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permanent water and power (i.e. for operations and maintenance facilities), permanent telecommunication lines, grid telemetry, and infrastructure necessary (including internet access) to transmit data gathered by the DAS System, until the Block Substantial Completion date with respect to each Block and the Facility Substantial Completion Date with respect to the Facility as a whole. After the applicable Block Substantial Completion Date with respect to each applicable Block and after the Facility Substantial Completion Date with respect to the Facility, ***shall arrange and pay for all utilities. With respect to such costs prior to the Facility Substantial Completion Date, the costs shall be reasonably allocated as between Owner and Contractor based on the Blocks that have achieved Block Substantial Completion Date. Contractor shall bear no responsibility for, nor bear any related damages to outages of any utilities affecting plant production after the Facility Substantial Completion Date, except to the extent caused by any Contractor Party's or Subcontractor's negligence or willful misconduct.

3.5    Contract Documents. Contractor shall deliver to Owner all Contract Documents as and when required pursuant to the terms of this Agreement.

3.6    Record-Keeping. All drawings, plans and specifications provided as part of Contractor Submittals shall be kept by Contractor in an organized fashion for reference by Owner during the performance by Contractor of the Work. Contractor shall also maintain at the Site at least one (1) copy of all Contractor Submittals, change orders and other modifications.

3.7    Materials and Equipment. As part of the Work, Contractor shall procure all Facility Equipment and shall provide or cause to be provided, at its own expense, all Construction Equipment, machinery, tools, consumables, temporary structures or other items as may be required for Contractor to complete the Work. Contractor shall not incorporate any Facility Equipment that (a) constitutes “prototype” equipment pursuant to the risk ratings standards customarily employed by the commercial insurance industry and (b) on account of being deemed “prototype” equipment, would not be insurable under the insurance policies to be obtained by the Parties pursuant to Article 23.

3.8    Compliance and Cooperation With EITC Requirements, Applicable Laws, Applicable Permits Applicable Codes and Industry Standards. Whether or not expressly set forth in any specific section or Exhibit, Contractor shall comply with all Applicable Laws, Applicable Permits, Applicable Codes and Industry Standards in the course of performing the Work and, other than with respect to Owner's obligations under this Agreement, cause the Project to comply with all Applicable Laws and Applicable Permits prior to the Block Substantial Completion Date with respect to each Block and prior to the Facility Substantial Completion Date with respect to the Facility. Contractor shall provide to Owner such information, reports, and documents and take such other actions as may be reasonably requested by Owner to assist Owner in performing its notification and submittal responsibilities as set forth in any Applicable Permit, including as set forth in Section 3.24, and in connection with its claiming of EITCs with respect to the Project.

3.9    Contractor Acquired Permits; Other Approvals. Subject to Owner's obligation to provide reasonably requested assistance in accordance with Section 4.4(a), Contractor shall obtain and maintain in full force and effect, and file on a timely basis any documents required to obtain and maintain in full force and effect, the Contractor Acquired Permits. Contractor shall

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also be responsible for obtaining and maintaining in Contractor's or Owner's name in connection with the Work, as applicable, all construction permits, transportation permits, crossing rights with respect to electrical distribution lines, cable TV lines, drain tiles, rural water lines, telecommunication lines, and other licenses and, with respect to rights-of-way, those necessary to build the Project. The Contract Price *** payments to obtain the Contractor Acquired Permits and such other approvals, including Taxes, fees and costs required for the procurement *** of the Contractor Acquired Permits. Additionally, Contractor shall provide reasonably requested assistance to Owner in obtaining any Owner Acquired Permit.

3.10    Spare Parts. Contractor shall provide to Owner prior to each Block Substantial Completion Date, the proportionate share (based on aggregate Block capacity) of Spare Parts. Any additional spare parts required by Owner hereunder and not included on Exhibit 30 shall be at Owner's sole cost and expense.

3.11    Construction Schedule; Progress Reports; Meetings.

(a)Within sixty (60) Days after the Effective Date, Contractor shall deliver to Owner the Construction Schedule, which shall be (i) a Gantt chart developed using either Primavera or Microsoft Project and (ii) consistent with Exhibit 4A and Exhibit 4B. The Construction Schedule shall contain milestones and include details to support all major engineering, procurement, construction, commissioning and testing activities of the Project. The Construction Schedule shall form the basis for progress reporting through the course of the performance of the Work. The Contractor Critical Path Items set forth in the Construction Schedule shall be subject to Owner's approval, such approval not to be unreasonably withheld or delayed; provided, that Owner's comments on the Contractor Critical Path Items must be provided to Contractor within ten (10) Business Days of Owner's receipt of the Construction Schedule; provided, further, milestones consistent with Exhibit 4A and Exhibit 4B shall be deemed to be approved.

(b)Should the Parties disagree with respect to Owner's comments on the Critical Path Items, the Parties will submit the dispute to an Independent Third Party Engineer for expedited dispute resolution pursuant to this Section 3.11(b). The Parties shall negotiate in good faith to select an Independent Third Party Engineer. If the Parties cannot agree within five (5) Business Days then the Party initiating the dispute (the “Dispute Initiator”) shall send notice to the other Party including two potential independent engineers set forth in the definition of “Independent Third Party Engineer”. The other Party shall then have two (2) Business Days after receipt of such notice to select an Independent Third Party Engineer from such two (2) potential independent engineers identified in such notice. If the other Party does not make a selection within such two (2)-Business Day period, the Dispute Initiator shall select an Independent Third Party Engineer from such two (2) potential independent engineers identified in such notice. The Parties shall formalize their positions regarding the dispute in writing within four (4) Days of Contractor providing notice to Owner of its disagreement with a comment provided by Owner in accordance with Section 3.11(a) and submit such positions to the Independent Third Party Engineer. The Parties and the Independent Third Party Engineer shall meet within five (5) Business Days of the Independent Third Party Engineer's receipt of the materials referenced in the

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immediately preceding sentence, at the Site, and the Independent Third Party Engineer shall issue a binding ruling that both Parties will obey within five (5) Business Days thereof. The Party that will pay for the Independent Third Party Engineer and all costs related thereto shall be the losing Party, as determined by the Independent Third Party Engineer.

(c)The Construction Schedule shall represent a practical plan to achieve the completion of the Work in accordance with Exhibit 4A and Exhibit 4B. The Construction Schedule will be a Level 3 detailed schedule.

(d)The Milestone Schedule and Construction Schedule shall meet the following requirements: (i) all schedules, other than the Milestone Schedule, must be suitable for monitoring the progress of the Work, (ii) all schedules must provide necessary data about the timing for Owner decisions and all Owner milestones, and the Construction Schedule shall set forth all milestones for Contractor Deliverables required in connection with Block Substantial Completion and (iii) all schedules must be in sufficient detail to demonstrate adequate planning for and orderly completion of the Work.

(e)Contractor shall prepare and submit to Owner (i) a PPA Progress Report, which shall be submitted to Owner no later than five (5) Business Days after the close of each month, (ii) through the Final Completion Date, Monthly Progress Reports (which shall include a summary of any material deviations from the prior Construction Schedule and the reasons for such deviation) on the sooner of (x) delivery of an Application for Payment and (y) ten (10) Days after the end of each calendar month and (iii) through the Facility Substantial Completion Date, Weekly Progress Reports delivered on a weekly basis. If reasonably requested by Owner, Contractor's Project Manager (or his/her designee) shall attend scheduled meetings between representatives of Owner and SCE (in its capacity as “Buyer” under the PPA) to review such PPA Progress Reports and discuss construction progress. Each PPA Progress Report shall identify the relevant milestones under the PPA and indicate whether they have been met or are on target to be met. In addition, Owner or any Affiliate of Owner (other than a SunPower Competitor) shall be entitled to attend and participate in operations meetings convened by Contractor at least three times per week on the Site and other regularly scheduled meetings with respect to the progress and performance Project.

3.12    Transportation. Contractor shall provide transportation and shipping with respect to all Equipment hereunder and shall be responsible for all necessary Applicable Permits and documentation relating thereto. All transportation and shipping services, including quality assurance, shipping, loading, unloading, customs clearance (and payment of any customs duties in connection therewith), receiving, and any required storage and claims shall be included in the Contract Price.

3.13    Security. Other than the portion of the Site and the portion of the Equipment solely comprising a Block that has achieved Block Substantial Completion Date, Contractor shall be responsible for the proper security and protection of the Site and all Equipment and materials furnished by Contractor and the Work performed until Facility Substantial Completion.

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Contractor shall prepare and maintain accurate reports of incidents of loss, theft, or vandalism and shall furnish these reports to Owner in a timely manner.

3.14    Safety; Quality Assurance. Contractor shall take all reasonably necessary precautions for the safety of its employees, and Subcontractors and Suppliers on the relevant part of the Site where the Facility is located and to prevent accidents or injury to individuals or damage to third party property, on, about, or adjacent to the premises where the Work is being performed. Contractor shall provide to its employees, at its own expense, safety equipment required to protect against injuries during the performance of the Work and shall provide (or cause to be provided) appropriate safety training. Contractor and Owner hereby agree that the safety plan attached hereto as Exhibit 22 shall be implemented by Contractor to secure the Project during the execution of the Work. Contractor shall notify all Persons accessing the Site of the safety plan, which shall apply to all individuals accessing the Site and performing Work on the Site on behalf of Contractor or any Subcontractor. Contractor and Owner further agree that the quality assurance plan attached hereto as Exhibit 23 shall be implemented by Contractor. During the performance of the Work, Contractor shall be responsible for the oversight of all Persons at the Site, other than Owner and its Affiliates and representatives and subcontractors and the Owner Inspection Parties, and for the performance of the Work in accordance with the safety plan and with all Applicable Laws governing occupational health and safety, Applicable Permits and Industry Standards.

3.15    Clean-up. Contractor shall keep the part of the Site where the Facility is to be located and surrounding areas reasonably free from accumulation of debris, waste materials or rubbish caused by the Work, and as a condition of Final Completion or as soon as practicable after termination of this Agreement by Owner, all of Contractor's and Subcontractors' personnel shall have left the Site and Contractor shall remove from the part of the Site where the Facility is located and surrounding areas all debris, waste materials, rubbish, tools, Construction Equipment, machinery and surplus materials arising from or due to the Work (other than Contractor's or O&M Provider's personnel, materials and equipment required or utilized for the performance of such Person's respective obligations under this Agreement, the Module Warranty, the Performance Guaranty Agreement and/or the O&M Agreement, as applicable).

3.16    Suppliers and Subcontractors.

(a)Set forth in Exhibit 24 is a schedule of Qualified Major Subcontractors who, notwithstanding anything to the contrary herein, Contractor shall be entitled to engage in furtherance of Contractor's obligations under this Agreement without the consent of Owner. Contractor shall notify Owner of any proposed additional Major Subcontractors or replacements thereof with whom Contractor anticipates engaging. Owner shall have the right to review and approve such engagement, such approval not to be unreasonably withheld or delayed. Contractor shall update and amend Exhibit 24 by notice to Owner from time to time as necessary to reflect approved additions or changes thereto.

(b)No Subcontractor or purchase order issued by such Subcontractor shall bind or purport to bind Owner, but each purchase order, agreement or subcontract with a Supplier or a Major Subcontractor shall provide that the Supplier or Major

Subcontractor, as applicable, expressly agrees, upon Owner's request if this Agreement is terminated, to the assignment of such purchase order, agreement or subcontract to Owner, at Owner's request, the Financing Parties or a successor EPC contractor to Contractor.

(c)The use by Contractor of any Subcontractor shall not (i) constitute any approval of the Work undertaken by any such Person, (ii) relieve Contractor of its duties, responsibilities, obligations or liabilities hereunder, (iii) relieve Contractor of its responsibility for the performance of any work rendered by any such Subcontractor or (iv) create any relationship between Owner, on the one hand, and any Subcontractor, on the other hand, or cause Owner to have any responsibility for the actions or payment of such Person. As between Owner and Contractor, Contractor shall be solely responsible for the acts, omissions or defaults of its Subcontractors and any other Persons for which Contractor or any such Subcontractor is responsible (with the acts, omissions and defaults of its Subcontractors being attributable to it).

(d)In no event shall any act or omission by any Subcontractor constitute a Force Majeure Event except to the extent caused by an event or circumstance that itself constituted a Force Majeure Event.

(e)Until the Facility Substantial Completion Date, Contractor shall furnish Owner with (i) reports received from the Subcontractors or Contractor relating to recall notices, defect notices or other similar product communications and (ii) such information with respect to the Major Subcontractors as Owner may reasonably request, in each case related to the Facility Equipment.

3.17    Insurance. Contractor shall obtain and maintain insurance required in accordance with Article 23 and Exhibit 15.

3.18    Contractor's Personnel. Contractor shall appoint Contractor's Key Personnel in accordance with Section 5.2.

3.19    Hazardous Materials. Contractor shall comply with the provisions of Article 12 with respect to Hazardous Materials as part of and in connection with the Work.

3.20    Contractor Performance Security. Contractor shall provide to Owner and maintain the Contractor Performance Security in accordance with Section 8.8 and shall provide to Owner and maintain the Acceptable Letters of Credit *** as and when required in accordance with by Exhibit 31. Contractor shall also promptly, and in any event within two (2) Business Days, provide Owner with notice of any of the following events with respect to the *** that would give rise to a requirement of Contractor under Item 4 of Exhibit 31 to provide a *** Dollar ($***) Acceptable Letter of Credit in the aggregate for the Facility and the AVSP 1 Facility: (a) the expiration or other termination of, or amendment, modification or waiver in any way materially adverse to *** of, the ***, (b) any material breach or repudiation by *** of its obligations under the ***, (c) any material breach by *** or (d) if the *** available under the *** falls below *** and *** Dollars ($***).

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3.21    Business Practices. Contractor shall not make any payment or give anything of value to any government official (including any officer or employee of any Governmental Authority) to influence his, her or its decision or to gain any other advantage for Owner or Contractor in connection with the Work to be performed hereunder.

3.22    Delay Response Plan. If, at any time during the performance of the Work, the updated, detailed schedule reflecting actual progress to date included in a Monthly Progress Report delivered under Section 3.11 shows that the critical path of the Work is delayed such that Facility Substantial Completion will occur later than the Guaranteed Facility Substantial Completion Date, Contractor shall prepare and submit to Owner within ten (10) Business Days a plan which specifies in reasonable detail the actions to be taken by Contractor and the associated schedule to explain and display how Contractor intends to recover from such delay (the “Delay Response Plan”). The corrective actions described in the Delay Response Plan that Contractor proposes to undertake with respect to the Work (a) shall be undertaken at Contractor's sole cost and expense and (b) will be designed and intended to recover the schedule for the Project as promptly as reasonably practicable. Contractor shall promptly and diligently perform the Work in accordance with the Delay Response Plan until the Work is progressing in compliance with the Construction Schedule and the critical path of the Work. Unless set forth in a Change Order executed by the Parties, the implementation of any Delay Response Plan shall not change the Guaranteed Block Substantial Completion Dates, the Guaranteed Facility Substantial Completion Date or the Guaranteed Final Completion Date.

3.23    Project Labor Agreement; Employees.

(a)Contractor shall comply in all material respects with the terms and conditions of the Project Labor Agreement; provided, however that Contractor is solely responsible for such compliance, and the Project Labor Agreement and compliance thereunder is not an obligation of Owner and does not excuse Contractor from, or entitle Contractor to any schedule or cost relief with respect to, its performance of Work and other obligations under this Agreement.

(b)Immediately after receiving a request by Owner, subject to Contractor's obligations under the Project Labor Agreement, Contractor shall remove from the Site, and from any performance of the Work, and cause any Subcontractor to remove from the Site and from any performance of the Work, as soon as reasonably practicable, any Person performing the Work (including any Key Personnel) who is creating a risk of bodily harm or injury to themselves or others or whose actions create a risk of material property damage.

(c)Subject to Contractor's obligations under the Project Labor Agreement, Contractor shall also remove, and cause its Subcontractors and agents to remove, any employee, agent or other Person engaged in the performance of the Work for Contractor (including any Key Personnel) or such Subcontractor, as the case may be, whose off-Site conduct violates any Applicable Laws or Applicable Permits. If a Person is harming or having a negative effect on the perception of the Project or Owner's relationship with the surrounding community based on two or more documented incidents, Owner may provide notice to Contractor and Contractor and

Owner will meet to discuss an appropriate response. If the Parties cannot otherwise agree, subject to Contractor's obligations under the Project Labor Agreement, Contractor shall remove and cause its Subcontractors and agents to remove such Person.

3.24    Notification. To the extent not prohibited by Applicable Law, with respect to the Project, provide Owner, promptly and in any event within five (5) Business Days (or such other time period set forth below) following (a) Contractor's actual knowledge of its occurrence or (b) receipt of the relevant documentation, with written:

(i)Notification of all events requiring the submission by Contractor of a report to any Governmental Authority pursuant to the Occupational Safety and Health Act;

(ii)Notifications and copies of all citations by Governmental Authorities concerning accidents or safety violations at the Site and, within five (5) Business Days of such written notice, a follow up report containing a description of any steps Contractor is taking and proposes to take, if any, with respect to such accident or safety violations;

(iii)Notifications and copies of all written communication to or from any Governmental Authority, relating to any breach or violation or alleged breach or violation of any Applicable Law, any Applicable Permit, Applicable Codes or any provision of the PPA or the Interconnection Agreement;

(iv)Updates of status of communications with insurance companies related to claims with respect to an accident, incident or occurrence at the Site or in the performance of Work;

(v)Notifications and copies of any actions, suits, proceedings, patent or license infringements, or investigations pending or threatened against it at law or in equity before any court or before any Governmental Authority (whether or not covered by insurance) that (A) if determined adversely to Contractor would have a material adverse effect on Contractor's ability to perform its obligations under this Agreement or (B) relates to the Project; and

(vi)Notifications within (A)(x) one (1) Business Day after Contractor has actual knowledge of any accident related to the Work that has a material and adverse impact on the environment or on human health (including any accident resulting in the loss of life) and (y) within three (3) Business Days after Contractor has actual knowledge of any recordable, lost-time injury related to the Work and (B) ten (10) Business Days thereafter, a report describing such accident or injury, the impact of such accident or injury and the remedial efforts required and (as and when taken) implemented with respect thereto.

3.25    Site Conditions. Contractor (a) has inspected the Site, including both surface and subsurface conditions, and has satisfied itself as to all matters regarding the geotechnical and physical condition thereof, including those matters related to the environment, availability and quality of water, physical conditions at the Site, topography and ground surface conditions, sound attenuation conditions, subsurface geology and conditions, nature and quality of surface and subsurface materials to be encountered (collectively, “Site Conditions”), and shall be responsible for all necessary works in relation to, or because of, such Site Conditions both below and above ground (including (subject to Article 12 and Article 24) the existence of Hazardous Materials, archeological or religious sites, and monuments) on the Site in connection with Contractor's performance of the Work and (b) shall be solely responsible for performing any preliminary Work on the Site necessary for the commencement of construction to occur, including removal of all physical impediments to performing Work on the Site, above and below ground. Contractor specifically acknowledges and accepts the Site Conditions and agrees that no claims by Contractor for additional payment or extensions of time shall be permitted on the ground of any misunderstanding or misapprehension of the matters referred to in this Section 3.25 or on the ground of incorrect or insufficient information in respect of the Site, including with respect to any Site Conditions. Contractor acknowledges and agrees that none of Owner, any of its Affiliates or any of its agents or representatives have made, nor shall they make, any express or implied warranty to Contractor as to Site Conditions. Additionally, Contractor shall install the piles necessary for the Facility as part of the Scope of Work. If additional soil samples, other geotechnical information or information about Site Conditions are needed before the piles can be installed, this additional sampling or gathering of additional information is the sole responsibility of Contractor.

3.26    Other Reports and Quality Control Documents. Contractor shall provide Owner with other reports and quality control documentation relating to the Work, the Blocks, Facility Equipment, the Facility and the Subcontractors as Owner may reasonably request.

3.27    Construction Methods. Contractor shall make itself available to discuss and shall promptly respond to any reasonable questions from Owner, Owner's Engineer, the Financing Parties or the Independent Engineer regarding construction methods or procedures used during construction of the Project.

3.28    Cooperation; Access. Contractor shall, and shall cause the other Contractor Parties and any Subcontractor and their respective hired personnel to, cooperate with Owner and its contractors and other hired personnel in coordinating the work of Owner's contractors and personnel who may be working at the Site with the Work being performed by any Contractor Party or Subcontractor at the Site. Contractor shall take reasonable efforts to accomplish any necessary modification, repairs or additional work with respect to a Block after the Block Substantial Completion Date of such Block or the Facility after Facility Substantial Completion with minimal interference with commercial operation of the Facility or any portion thereof and that reductions in and shut-downs of all or part of the Facility's operations will be required only when necessary, taking into consideration the length of the proposed reduction or shut-down, and Owner's obligations and liabilities under the PPA. Contractor acknowledges that Owner may schedule such reduction or shut-down at any time including off-peak hours, nights, weekends and holiday.

3.29    Business Ethics. Contractor, its employees, agents, representatives and Subcontractors shall at all times maintain high ethical standards and avoid conflicts of interest in the conduct of Work for Owner. In conjunction with its performance of the Work, Contractor and its employees, officers, agents and representatives shall comply with, and cause its Subcontractors and their respective employees, officers, agents and representatives to comply with, all Applicable Laws, statutes, regulations and other requirements prohibiting bribery, corruption, kick-backs or similar unethical practices including, the United States Foreign Corrupt Practices Act and Owner's Code of Business Conduct (attached as Exhibit L to the O&M Agreement). Contractor shall maintain and cause to be maintained effective accounting procedures and internal controls necessary to record all expenditures in connection with this Contract and to verify Contractor's compliance with this Section 3.29. Owner shall be permitted to audit such records as reasonably necessary to confirm Contractor's compliance with this Section 3.29. Contractor shall immediately provide notice to Owner of any facts, circumstances or allegations that constitute or might constitute a breach of this Section 3.29 and shall cooperate with Owner's subsequent investigation of such matters.

3.30    Real Property Rights.

(a)    Compliance with Real Property Rights.  Contractor shall comply with the terms of the Real Property Rights.

(b)    Access to Site.  If the Real Property Rights do not allow the currently contemplated route of access to the Site, obtaining any additional Real Property Rights needed for alternative routes of access and the construction and use of alternative routes of access to the Site shall be at *** sole cost and expense. Contractor shall be responsible to ensure that the access to the Site is sufficient to permit cranes and other operating and rigging equipment that will be used in the performance of the Work, if any, freedom to maneuver on or about the Site.

(c)    Relocation of Facilities.  If any lack of necessary Real Property Rights or exercise by a counterparty of its rights under any agreement relating to the Real Property Rights requires relocation of any utilities, transmission lines or other facilities from their existing or currently planned location, *** shall bear the sole construction cost associated with relocating any such utilities, transmission lines or other facilities; provided, however, that *** shall be entitled to reimbursement of any costs or expenses *** to *** for such relocation pursuant to any agreement relating to the Real Property Rights.

(d)    Construction Real Property Rights.  *** shall obtain any additional Real Property Rights and easements necessary for Contractor to perform the Work. Contractor shall notify Owner upon the occurrence, or likely occurrence, of a dispute, conflict, confrontation, or other similar problem, or potential problem, involving Real Property Rights or one or more owners or occupiers of land so situated as to potentially result in a situation that would reasonably be expected to have a material adverse effect upon the performance of the Work.  Contractor shall cooperate with Owner in resolving all such problems.

(e)    Crop Damages and Other Damage from Construction.  Contractor shall be required to reimburse Owner for any payment Owner is required to make to any

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other party to the agreements setting forth the Real Property Rights arising out of or in connection with Contractor's performance of the Work, including any crop damages.

(f)    ***. *** that it has *** the Real Property Rights and has undertaken an independent determination of the adequacy of the Real Property Rights and is satisfied that such Real Property Rights *** for *** to *** the *** hereunder.

3.31    Accelerated Delivery Schedule. Contractor shall (a) *** in accordance with item 5 of Exhibit 31 and/or (b) provide to Owner an Acceptable Letter of Credit as required in accordance item 5 of Exhibit 31 (as such requirements may be adjusted pursuant to item 8 of Exhibit 31); provided that, in addition to the Site, Contractor may *** to a *** previously approved by Owner in writing (such approval not to be unreasonably withheld or conditioned) that is located in the United States within one hundred and fifty (150) miles of the Site and owned by a party reasonably satisfactory to Owner that is not an Affiliate of Contractor if prior to any such *** Owner has entered into or received from Contractor written agreements reasonably satisfactory to Owner (which may include consents or agreements from Contractor or its Affiliates and the ***), assuring that Owner at all times shall have title to and full ownership rights over such *** (and the *** will not be subjected to any *** or similar liens), that Owner can access such *** as and when it elects (subject to any rights that Contractor has hereunder upon an Owner Event of Default), that Contractor shall act for the benefit of Owner for purposes of same at such alternative location, and that such *** is and will be adequately insured by Contractor while located in such ***. Risk of loss for such *** remains with Contractor in accordance with Section 13.1.

3.32    Replacement Acceptable Letter of Credit Upon Downgrade. In the event that Owner requests a replacement Acceptable Letter of Credit following the downgrade of a Qualified Financial Institution that has issued an Acceptable Letter of Credit in accordance with Section 4.11, Contactor shall provide Owner with a replacement Acceptable Letter of Credit from a new Qualified Financial Institution on or prior to (a) the tenth (10th) Business Day after the issuing bank of such letter of credit no longer qualifies as a Qualified Financial Institution, if the *** is still in effect and (b) the *** (***) Business Day after the issuing bank of such letter of credit no longer qualifies as a Qualified Financial Institution, if the *** is no longer in effect. If Contractor does not provide Owner with a replacement Acceptable Letter of Credit from a new Qualified Financial Institution on or prior to the dates set forth in Section 3.32, Owner shall have the right to draw the full amount of such then existing letter of credit and hold the proceeds of such draw for application against damages and other amounts of any sort owed from time to time by Contractor hereunder.

3.33    AVWS Agreements and AVEK Agreements.

(a)The Scope of Work and Technical Specifications will be modified to include the modifications agreed to by the Parties in accordance with this Section 3.33. The design modifications and construction work which incorporates such design modifications will be at Contractor's risk, cost and expense and will not entitle Contractor to a Change Order or any other schedule relief or be used as the basis for an exclusion under any warranty.

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(b)If Contractor proposes any changes to the design of the Project, to the extent such changes implicate the Water Banking Risks, Contractor shall promptly provide such proposed modifications to the design to Owner for review and approval, not to be unreasonably withheld or delayed, and Contractor shall incorporate any reasonable modifications proposed by Owner.

(c)If the Water Banking Activities or any performance or non-performance or exercising of rights by AVWS or AVEK under the AVWS Agreement and/or AVEK Agreements cause any delay to the Construction Schedule or any increased costs, Contractor shall not be entitled to make a claim for a Change Order nor shall the Water Banking Activities be the basis for a claim by Contractor of a Force Majeure Event or Owner-Caused Delay.

(d)With respect to the agreement listed as item 1 of Exhibit 33, prior to Substantial Completion and other than in the event of an emergency the nature of which does not allow for advance consultation and participation, Owner shall notify Contractor, allow Contractor to consult with Owner and participate in discussions, and shall in good faith consider reasonable requests of Contractor (i) prior to exercising its approval rights under Section 8.1(a) of such agreement, (ii) prior to agreeing to any methods and practices to provide access under Section 8.1(f) of such agreement and (iii) in connection with its coordination efforts with AVWS if AVWS provides Owner notice under Section 16.5(a) of such agreement; provided that if Owner does not comply with its obligations set forth above in this sentence of Section 3.33(d), Contractor can seek a Change Order to the extent set forth in and in accordance with Section 10.3. Additionally, Owner shall notify Contractor, allow Contractor to consult with Owner, and shall in good faith consider reasonable requests of Contractor prior to approving any waiver under the last sentence of Section 8.1 of the agreement listed as item 1 of Exhibit 33; provided that if Owner does not comply with its obligations set forth above in this sentence of Section 3.33(d), Contractor can seek a Change Order to the extent set forth in and in accordance with Section 10.3.

(e)Contractor shall be responsible for all reasonable engineering and design change costs and construction costs incurred by Owner as a result of a relocation of any surface improvements at AVEK's direction under and pursuant to Section 2.1 of the agreements listed as items 3 through 6 on Exhibit 33.

ARTICLE 4.

OWNER'S OBLIGATIONS

4.1    Access. From the Effective Date until the Facility Substantial Completion Date, Owner shall provide Contractor with access to the Site (which access, with respect to the land to be obtained by closing of the exercised options as set forth on Exhibit 4A, shall be no earlier than the later to occur of (a) the applicable closing dates for closing on the exercised options as set forth on Exhibit 4A and (b) the termination date of any third-party possessory interests in the Site

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as set forth in those certain executed written agreements and estoppel certificates delivered pursuant to Section 2.7(x) of the MIPA and entered into prior to the Effective Date, as such dates are indicated in Exhibit 4A) as suitable and necessary for Contractor to complete the Work and perform its obligations in accordance with this Agreement; provided, however, that Contractor shall not interfere with the operation of a Block by Owner or the O&M Provider after the Block Substantial Completion Date of such Block. From the Facility Substantial Completion Date until the Final Completion Date, Owner shall provide Contractor with reasonable access to the Site as suitable and necessary for Contractor to complete the Punch List Items. Owner shall also provide Contractor with reasonable access to the Site after the Final Completion Date for purposes of inspection and photography (consistent with Section 22.3), and access to the DAS System (consistent with Section 25.2). Owner shall provide reasonable access to the Site for Contractor to complete work in connection with the Warranties. Notwithstanding the foregoing, any failure by or inability of Owner to provide Contractor access due to Contractor's failure to comply with the Real Property Rights or otherwise with the terms of this Agreement shall not be considered a breach by Owner. Any delay by Owner in closing the exercised options not caused by Owner shall not constitute a breach of this obligation by Owner or an Owner-Caused Delay but any delay by Owner in closing the exercised options caused by Owner shall constitute an Owner-Caused Delay.

4.2    Compliance with Laws and Permits. Owner shall at all times fully comply with Applicable Laws and Applicable Permits. Subject to Contractor's obligations to provide reasonably requested assistance to Owner in obtaining any Owner Acquired Permit (at no out of pocket cost to Owner) in accordance with Section 3.9, Owner shall obtain and maintain in full force and effect all Owner Acquired Permits.

4.3    Full Notice to Proceed. Owner will issue the Full Notice to Proceed subject to and in accordance with Section 1.11.

4.4    Owner Exclusive Obligations. The following items are expressly excluded from Contractor's Scope of Work and are the exclusive responsibility of Owner:

(a)Subject to Section 3.30 and Contractor's obligation to provide reasonably requested assistance to Owner in obtaining any Owner Acquired Permit (at no out of pocket cost to Owner) in accordance with Section 3.9, Owner shall obtain every Owner Acquired Permit and, at Contractor's written request, Owner shall cooperate with and provide reasonably requested assistance to Contractor as necessary to assist Contractor in (i) obtaining the Contractor Acquired Permits, (ii) in connection with Contractor's interactions with Los Angeles and Kern Counties and any other applicable Governmental Authorities with respect to the Applicable Permits, (iii) in connection with interactions with SCE and CAISO with respect to the Interconnection Agreement for Contractor to perform the Work; (iv) with respect to enforcing Owner's rights under and with respect to any Real Property Rights, and (v) with respect to enforcing Owner's rights under and with respect to the Water Supply Agreement, and will take such actions as may be reasonably requested by Contractor in connection therewith; provided that Contractor shall reimburse Owner for any reasonable out-of-pocket costs that Owner incurs in providing such assistance;

(b)Subject to Section 7.1, Article 8 and Article 10, Owner shall pay all out-of-pocket Taxes, fees, levies and other costs associated with obtaining the Owner Acquired Permits, including for on-Site inspections by any Governmental Authority in connection therewith;

(c)Owner shall pay in a timely manner as required by Applicable Law any and all Owner Taxes, or in the event such Owner Taxes are paid by Contractor or any Subcontractor, Owner shall promptly reimburse Contractor for same;

(d)Owner shall maintain any solar easements or other protections and restrictions on areas near and adjacent to the Site to protect the unobstructed passage of sunlight to all areas of the Site in accordance with their terms to the extent that such are in effect as of the Effective Date;

(e)Owner shall select and employ its own personnel for purposes of attending any tests, meetings, training, or orientation required or anticipated by this Agreement;

(f)Owner shall secure and pay for the operation and maintenance of the Facility and shall not require and Contractor shall not be obligated to perform any such services under this Agreement;

(g)Subject to Section 12.2 and Part B.2 of Exhibit 1, Owner shall be responsible for any environmental remediation of the Site which may be required by any Governmental Authority, Applicable Law or Applicable Permit as a condition to the construction or operation of the Facility on the Site; provided that Owner is not responsible if environmental remediation is required because of actions or inactions taken by Contractor Party or any Subcontractors;

(h)Owner shall complete, or cause to be completed, the SCE Interconnection Facilities, including all functional testing for the same by the date set forth on the Milestone Schedule provided, however, that notwithstanding anything herein to the contrary, any delay in the completion of the SCE Interconnection Facilities *** be treated like a *** in accordance with ***;

(i)Owner shall perform Owner's obligations set forth in Sections L, M or N of Exhibit 1; and
(j)Owner shall solely be responsible for employing operating and maintenance personnel who will commence to perform operation and maintenance work with respect to each Block immediately after such Block has achieved Block Substantial Completion; provided, however, Contractor agrees that for so long as O&M Provider is providing the operation and maintenance work, this obligation shall be deemed satisfied.
In connection with Owner's obligations under this Agreement, Owner shall be entitled to hire any third party quality consultants to advise Owner concerning the quality control and
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performance of the Facility; provided that such consultants shall not interfere with Contractor's performance of the Work and shall not be SunPower Competitors.
4.5    Owner's Representative. Owner shall appoint an Owner's Representative in accordance with Section 5.1.

4.6    Insurance. Owner shall obtain and maintain insurance required in accordance with Article 23 and Exhibit 15.

4.7    Owner Payment Security. Owner shall provide to Contractor and maintain the Equity Contribution Agreement in accordance with Section 8.9.

4.8    Cooperation. Owner shall, and shall cause its contractors and their respective hired personnel to, cooperate with Contractor and Subcontractors in coordinating the work of Owner's contractors and personnel who are working at or near the Site with the Work being performed by any Contractor Party or Subcontractor at or near the Site. Subject to Owner's rights hereunder, Owner shall not allow its, or its Affiliates' or any other separate consultants', contractors', or other hired personnel's, operations and activities on the Site to interfere with the performance of the Work by Contractor.

4.9    Extensions to Commercial Operation Deadline ***.

(a)    Following receipt of notice from Contractor that is reasonably detailed to allow Owner to seek, and delivered sufficiently in advance of any deadlines for seeking, extensions of the Commercial Operation Deadline under the PPA with respect to Force Majeure Events (as defined under the PPA), Owner, as seller under the PPA, shall diligently prosecute any and all material extensions of the Commercial Operation Deadline under the PPA with respect to Force Majeure Events (as defined under the PPA) to the extent permitted thereunder; provided, however, that, for the avoidance of doubt, Owner shall not be required to exercise its right under Section 3.06(c) of the PPA except in accordance with the immediately succeeding sentence. At Contractor's request and provided that Contractor prepays any Daily Delay Liquidated Damages (as defined in the PPA) payable to SCE in connection with any such extension, Owner will promptly exercise its right under Section 3.06(c) of the PPA to extend the Commercial Operation Deadline.

(b)    If any amounts paid to Owner by Contractor as *** are subsequently returned to Owner by ***, Owner shall pay such returned amounts to Contractor within fifteen (15) Days of receipt thereof. Owner shall also provide notice to Contractor upon obtaining knowledge that Owner is entitled to any return of amounts paid to Owner by Contractor constituting *** and shall use reasonable efforts to pursue the return of such amounts by ***. This Section 4.9(b) shall survive the expiration or termination of this Agreement.

4.10    Enforcement and Termination of Leases. Owner shall enforce all material terms of any lease or other agreement set forth on Exhibit 2 that is in effect on the Effective Date, or that later becomes effective, by which any Person other than Owner has a right to use, occupy or

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possess any portion of the Site, including enforcing the expiration of any such lease or other agreement and using commercially reasonable efforts to cause the lessee or occupant to vacate the leased premises immediately following such expiration, which shall include instituting an eviction action if required to cause any holdover lessee or occupant to vacate the leased premises. If such lease or other agreement is terminable by Owner upon notice to the lessee or occupant, Owner shall deliver notice of termination of such lease or other agreement promptly after written request from Contractor, and shall thereafter enforce the expiration of such lease or other agreement pursuant to the provisions of this Section 4.10. ***

4.11    Request for Replacement Acceptable Letter of Credit Upon Downgrade. In the event that any Qualified Financial Institution that has provided an Acceptable Letter of Credit ceases at any time to be a Qualified Financial Institution, Owner has the right to request that Contractor provide a replacement Acceptable Letter of Credit from a new Qualified Financial Institution in accordance with Section 3.32.

ARTICLE 5.

REPRESENTATIVES; KEY PERSONNEL

5.1    Owner's Representative. Owner designates, and Contractor agrees to accept, *** as Owner's Representative for all matters relating to this Agreement and Contractor's performance of the Work (except as otherwise stated in this Agreement). The acts and omissions of Owner's Representative with respect to this Agreement are deemed to be the acts and omissions of Owner and shall be fully binding upon Owner. Owner may, upon written notice to Contractor pursuant to Article 27, change the designated Owner's Representative.

5.2    Contractor's Key Personnel. Contractor designates, and Owner accepts, those individuals set forth on Exhibit 5 for all matters relating to Contractor's performance under this Agreement. Contractor's Representative shall have full responsibility for the prosecution and scheduling of the Work and any issues relating to this Agreement. If Contractor elects to replace Key Personnel, it shall do so promptly. Owner shall have the right to approve any such replacement Key Personnel, provided, however, that such approval shall not be unreasonably withheld or delayed. The actions taken by Contractor's Representative are deemed to be the acts of Contractor.

5.3    Power to Bind. The Parties shall vest their Representatives with sufficient powers to enable them to assume the obligations and exercise the rights of each Party, as applicable, under this Agreement.

5.4    Notices. Notwithstanding Sections 5.1, 5.2, and 5.3, all amendments to this Agreement, Change Orders, notices and other communications between Contractor and Owner contemplated herein shall be delivered in writing and otherwise in accordance with Article 27.

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ARTICLE 6.

INSPECTION

6.1    Inspection. Owner, its Affiliates, its representatives (including Owner's Engineer), any Financing Party, its representatives (including any Independent Engineer), SCE (in its capacity as “Buyer” under the PPA) and CAISO (in its capacity as party to the Interconnection Agreement), in each case, except to the extent that any such party is a SunPower Competitor (other than an Eligible SunPower Competitor) (collectively, “Owner Inspection Parties”), shall have the right to reasonably observe and inspect any item of Facility Equipment at the Site, including to witness functional tests of the Facility Equipment and the Functional Tests for each Block, and the material, design, engineering, service, workmanship or any other portion of the Work at the Site; provided that (a) such observations and inspections shall be arranged at reasonable times and with reasonable advance notice to Contractor and (b) Owner has granted such Person access to the Site and Work for such purpose. Notwithstanding the foregoing, any personnel of such Owner Inspection Parties that have completed Contractor's safety training and worker environmental training may observe and inspect the Work at the Site, including to witness functional tests of the Facility Equipment and the Functional Tests for each Block, at any time subject to compliance with the safety plan attached hereto as Exhibit 22.

6.2    ***. If requested by Owner, Contractor shall (a) arrange for *** to *** the *** of Contractor and (b) take all reasonable efforts to arrange for any such Person *** of any Supplier that is a Major Subcontractor, including to *** of the *** being *** by them and to partake in ***, such *** to be arranged at reasonable times and with reasonable advance notice, at Owner's cost. Contractor shall incorporate a *** into each *** of the *** (if any) to be *** on such ***. If any *** desires to be present at any such *** listed on the ***, Owner shall give Contractor five (5) Business Days' notice prior to the date of such ***; provided, however, that any Person or any Affiliate thereof that is engaged in the same or similar line of business as such Supplier that is the subject of such *** or *** shall not be permitted to *** such *** or be present at such ***. In addition, if requested by any *** to *** the *** of any other Supplier and any Subcontractor, or to *** of the ***, such *** to be arranged at reasonable times and with reasonable advance notice, at Owner's cost. In addition, each of the *** shall be responsible for its own travel, lodging and meal expenses in connection with its *** of any ***.

ARTICLE 7.

CONTRACT PRICE

7.1    Contract Price. As full compensation for the Work and all of Contractor's obligations hereunder, Owner shall pay to Contractor, and Contractor agrees to accept as full compensation for the Work, the Contract Price. The Contract Price shall be adjusted only as expressly provided under the terms of this Agreement and is otherwise firm and fixed and, except as otherwise indicated in Article 8 below, shall be deemed to include all expenses to be incurred by Contractor related to Contractor's performance of its obligations under this Agreement. The Contract Price includes all Taxes except Owner Taxes as provided in Article 9, as well as all fees related to all Contractor Acquired Permits and assistance provided by

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Contractor in acquiring all Owner Acquired Permits. The Contract Price shall be paid by Owner to Contractor in accordance with the terms of Article 8.

ARTICLE 8.

PAYMENT PROCESS & PERFORMANCE SECURITY

8.1    Payments.

(a)Owner shall (i) on the Effective Date, pay the NTP Payment (less the Retainage), and (ii) pay the remaining Contract Price as Milestone Payments less the Retainage, in accordance with the Payment Schedule to the extent that Contractor has achieved the milestone corresponding to such payment as set forth on the Payment Schedule. Each Milestone Payment shall be due and payable only to the extent it is supported by the completion of the applicable milestone set forth in the Payment Schedule for the payment of such Milestone Payment. Subject to and in accordance with any mutually agreed upon Change Order, in no circumstance shall Owner have an obligation to pay any Application for Payment in amounts in excess of the maximum cumulative payment schedule set forth in Exhibit 9.

(b)Within thirty (30) Days after the acceptance of the Certificate of Facility Substantial Completion, Owner shall release to Contractor the Retainage applicable to all amounts invoiced less an amount equal to the Punch List Holdback of the Punch List Amount for all Punch List Items that have not been completed at such time pursuant to the terms hereof. On the Final Completion Date, concurrent with the payment for the Final Completion, Owner shall release to Contractor all remaining Retainage (including any Punch List Holdbacks) then held by Owner. Any interest accruing on the Retainage shall accrue for the account of Owner and not Contractor,

(c)If Contractor fails to perform (i) any Block Punch List Item within *** (***) Days after the Block Substantial Completion Date for such Block completed and transferred to Owner upon the Block Substantial Completion Date of such Block or (ii) any Punch List Item on the Project Punch List within *** (***) Days after the Facility Substantial Completion Date, Owner may elect by written notice to Contractor to retain the Punch List Holdback applicable to such Punch List Item and complete such Punch List Item itself. Upon Owner making such election, Contractor's obligation to perform such Punch List Item shall be deemed satisfied.

8.2    Milestone Assessment. Contractor and Owner shall periodically, and in any event at least once each month, review the Work completed and assess the progress of on-Site Work completed and completion of the relevant milestone. Owner's Engineer and any Independent Engineer may be present during such review and assessment of the Work.

8.3    Application for Payment. Contractor shall deliver the Application for Payment to Owner by the tenth (10th) Day of each month for the milestones completed and progress in the Work for the prior month (including Punch List Items), including during the period prior to the NTP Date; provided, that the Application for Payment in respect of Block Substantial

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Completion and Facility Substantial Completion shall be delivered when required under Section 16.3 and Section 16.5, respectively. Each Application for Payment shall be reasonably detailed and shall be accompanied by reasonable supporting documentation evidencing the achievement of the milestone pursuant to the schedule of values set forth in Exhibit 9 for which the Milestone Payment is being requested, shall be accompanied by lien waivers required to be delivered otherwise pursuant to Section 8.4 and shall be sent by facsimile with confirmation of receipt, and Owner shall be deemed to have received such Application for Payment and the documentation supporting achievement of the relevant milestone on the same date of delivery by Contractor if delivered prior to 5:00 pm Pacific Standard Time; provided, that if such date of delivery is not a Business Day or is delivered after 5:00 pm Pacific Standard Time, then the date of delivery shall be the immediately following Business Day. Owner shall make all payments of undisputed amounts when they become due, but in any event, no later than thirty (30) Days after delivery of the Application for Payment; provided that with respect to Block Substantial Completion and Facility Substantial Completion shall be due within thirty (30) Days after Owner's acceptance of the Certificate of Block Substantial Completion or Certificate of Facility Substantial Completion, as applicable. If Owner disputes a portion of an Application for Payment, Owner shall notify Contractor of such Dispute promptly and in any event within fifteen (15) Days after receipt of such Application for Payment and shall pay to Contractor the undisputed portion in accordance with this Section 8.3. If such dispute is resolved within thirty (30) Days after delivery of the Application for Payment, Owner shall make payment of such resolved amounts within thirty (30) Days after delivery of the Application for Payment. Contractor shall be responsible for paying or ensuring the payment of all Subcontractors in connection with the Work completed by the Subcontractors in accordance with the terms of such subcontracts.

8.4    Lien Releases. Contractor shall submit with each Application for Payment a conditional partial lien release in the form set forth in Exhibit 13A for the amount requested in the current Application for Payment, as well as, if applicable, unconditional lien waivers in the form set forth in Exhibit 13A-1 from its Major Subcontractors, in each case in respect of work performed or materials delivered on the Site during the period covered by such Application for Payment. Both Contractor and its Major Subcontractors shall provide Owner a conditional final lien release in the form set forth in Exhibit 13B as a condition precedent to payment by Owner of the final Application for Payment. In addition to the lien releases described in this Section 8.4, Contractor shall deliver to the Title Company, as and when required by the Title Company in order to issue title insurance to any Financing Party and to provide an endorsement thereto with respect to mechanic's liens pending disbursement coverage, (a) Contractor's sworn statement and (b) a mechanic's lien subordination agreement, each executed by Contractor and in form and substance acceptable to the Title Company.

8.5    Release of Liability. Provided any remaining Retainage is released to Contractor at or prior to Contractor's acceptance of payment of the Application for Payment for Final Completion, such acceptance shall constitute a release by Contractor of Owner from all liens (whether statutory or otherwise and including mechanics' or suppliers' liens), claims and liability with respect to the payment of the Contract Price or any event or circumstance that would entitle Contractor to request a Change Order in respect of any event that occurs prior to Final Completion, except claims for which Contractor has delivered a dispute notice to Owner, claims that are based on facts or circumstances arising after Final Completion and claims arising under Article 24; provided that such acceptance shall not constitute a release of Contractor's right to enforce any provision of this Agreement. No payment by Owner shall be deemed a waiver by Owner of any obligation of Contractor under this Agreement.

8.6    Overdue Payments. Overdue payment obligations of either Party hereunder shall bear interest from the date due until the date paid at a rate per annum equal to the lesser of (a) the rate published by the Wall Street Journal as the “prime rate” on the Business Day preceding the date on which such interest begins to accrue plus *** percent (***%) and (b) the maximum rate allowed under Applicable Law.

8.7    Disputed Payments. Failure by Owner to pay any invoiced amount disputed in good faith and until such dispute has been resolved in accordance with Article 28 shall not alleviate, diminish, modify or excuse the performance of Contractor or relieve Contractor's obligations to perform hereunder, subject to the provisions of such Article 28. Contractor's acceptance of any payment, and Owner's payment of any invoiced amount, shall not be deemed to constitute a waiver of amounts that are then in dispute. Contractor and Owner shall use reasonable efforts to resolve all disputed amounts expeditiously and in any case in accordance with the provisions of Article 28. No payment made hereunder shall be construed to be acceptance or approval of that part of the Work to which such payment relates or to relieve Contractor of any of its obligations hereunder. If an Application for Payment was properly submitted in accordance with all of the provisions of this Agreement and amounts disputed by Owner with respect to such invoice are later resolved in favor of Contractor, Owner shall pay interest on such disputed amounts due to Contractor, at the interest rate set forth in Section 8.6, from the date on which the interest on such payment was originally due under Section 8.3 until the date such payment is actually received by Contractor. If amounts disputed in good faith that have been paid by Owner are later resolved in favor of Owner, Contractor shall refund any such payment and pay interest on such payment at the interest rate set forth in Section 8.6, from the date on which the payment was originally made by Owner until such refunded payment is received by Owner. If amounts disputed in good faith by Owner are later resolved in favor of Contractor, Owner shall make such disputed payment and pay interest on such disputed payment at the interest rate set forth in Section 8.6, from the date on which the payment was due until such payment is received by Contractor.

8.8    Performance Security. Contractor shall maintain the Contractor Performance Security in full force and effect in accordance with the terms thereof.

8.9    Payment Security. On the Effective Date, Owner shall deliver to Contractor the Equity Contribution Agreement. The Equity Contribution Agreement shall remain in full force and effect in accordance with its terms.

8.10    Additional Withholding. If Contractor fails to obtain and maintain the credit support requirements set forth in Exhibit 31 as and when required pursuant to the terms thereof, Owner shall be entitled to withhold amounts otherwise payable hereunder in an aggregate amount not to exceed (a) the face amount of any Acceptable Letters of Credit required by Exhibit 31 until such Acceptable Letters of Credit are posted by Contractor and/or (b) the value of any *** required by Exhibit 31 until such *** is *** by Contractor, as applicable. Owner shall pay any such amounts withheld pursuant to this Section 8.10 within ten (10) Days of (a) Owner's

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receipt of such Acceptable Letter of Credit or (b) Contractor's *** to the Site of such ***, as applicable.

ARTICLE 9.

TAXES

9.1    Taxes. The Contract Price includes any and all Taxes imposed under Applicable Law on Contractor, the Subcontractors, the Work, the construction or sale of Facility Equipment to Owner or installation of the Project, except for Owner Taxes. In addition to the Contract Price, Owner assumes exclusive liability for and shall pay before delinquency all Owner Taxes. Contractor and Owner agree to cooperate with each other to minimize the Tax liability of both Parties to the extent legally permissible and commercially reasonable for such Party. Contractor shall provide Owner with such assistance as may be reasonably requested by Owner in demonstrating eligibility for exemptions or exclusions from such Taxes (and any other Tax exemptions) to the relevant Governmental Authority; provided that Owner shall reimburse Contractor for any out-of-pocket costs that Contractor incurs in providing such assistance. Contractor shall, in accordance with Applicable Law, timely administer and timely pay all Taxes that are included in the Contract Price and timely furnish to the appropriate taxing authorities all required information and reports in connection with such Taxes and furnish copies of such information and reports (other than information specifically pertaining to Contractor's income and profit) to Owner as reasonably requested by Owner and within thirty (30) Days after any request from Owner, Contractor shall provide Owner with any other information regarding allocation of quantities, descriptions, and costs of property provided by Contractor and installed as part of the Project that is necessary in connection with the preparation of Owner's tax returns or as a result of an audit by a taxing authority. This clause will survive the expiration or termination of this Agreement.

ARTICLE 10.

CHANGES AND EXTRA WORK

10.1    Owner Requested Change Order.

(a)    Owner agrees that it will not request or direct changes in the Work or the Facility which (i) reduces Contractor's Scope of Work or (ii) materially alters the Technical Specifications, in each case, without Contractor's prior written consent, such consent not to be unreasonably withheld or delayed.

(b)    Subject to Section 10.1(a), without invalidating this Agreement, Owner may request changes in the Work or the Facility that are reasonably consistent with the Scope of the Work under this Agreement and are technically feasible. Owner shall request such changes in the Work or Facility by delivering a written Change Order request to Contractor. As soon as practicable after receipt of a Change Order request, Contractor shall prepare and forward to Owner in writing: (i) a quotation for the price for the extra or changed Work and change to the Payment Schedule (if applicable); (ii) an estimate of any required adjustment to the Construction Schedule; (iii) any

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adjustment to Performance Criteria; and (iv) an estimate of any impact of the proposed change on any Applicable Permit, warranty and any other term or condition of this Agreement. The Parties shall negotiate in good faith to determine the adjustment to the Contract Price for Change Orders contemplated by this Section 10.1(b). If the Parties do not agree on the adjustment to the Contract Price in respect of this Section 10.1(b), then the adjustment to the Contract Price may be determined in accordance with Exhibit 18 but only if the Parties so agree. If the Parties do not agree either (i) to a fixed price Change Order, or (ii) that an adjustment to the Contract Price shall be determined in accordance with Exhibit 18, then Owner may nonetheless direct Contractor to proceed with the Work that is the subject of the Change Order, and Contractor shall be paid its Direct Costs as reasonably incurred in performing the Change Order plus a markup of *** percent (***%). Contractor shall submit Applications for Payment no more frequently than monthly with respect to Contractor's Direct Costs in accordance with the preceding sentence and Owner shall be obligated to pay such undisputed amounts within thirty (30) Days after Owner's receipt of Contractor's Application for Payment.

10.2    Contractor Requested Change Order. Contractor may propose a Change Order to Owner if the proposed changes improve the Facility or are otherwise advisable for the Work. Any such proposed Change Order shall not affect the obligation of Contractor to perform the Work and to deliver the Facility in accordance with this Agreement unless and until Owner executes a Change Order pursuant to Section 10.6. If the Parties do not agree on the adjustment to the Contract Price in respect of this Section 10.2, then the adjustment to the Contract Price may be determined in accordance with Exhibit 18 but only if the Parties so agree. If the Parties do not agree either (a) to a fixed price Change Order or (b) that an adjustment to the Contract Price shall be determined in accordance with Exhibit 18, then no Change Order shall be executed. If Contractor proceeds with a proposed change in the Work pursuant to this Section 10.2 without receiving the consent of Owner, Contractor shall be responsible for the removal of any such work if a Change Order request is not subsequently approved by Owner; provided, however, that in the event of any Emergency affecting the safety of persons or property, Contractor shall act, at its discretion, to prevent threatened damage, injury or loss.

10.3    Mandatory Change Order. Contractor shall be entitled to an adjustment in the Contract Price as set forth in this Agreement and an adjustment in the Construction Schedule (including to any Guaranteed Block Substantial Completion Date, Guaranteed Facility Substantial Completion Date or Guaranteed Final Completion Date) as set forth below upon the occurrence of any of the following events: (a) an Excusable Event (*** to the extent permitted by ***); (b) suspension of the Work pursuant to Section 19.3; (c) resumption of the Work after a suspension, in accordance with Section 19.4; (d) subject to Section 11.4(c) hereof, Change in Law; (e) Change in Project Agreement; (f) an Emergency (*** caused by an ***); (g) a Force Majeure Event (*** to the extent permitted by ***); or (h) Owner has failed to comply with its obligations under Section 3.33(d). Contractor shall only be entitled to a Change Order if and to the extent it can demonstrate that the *** of a *** had an *** and *** (i) on the Contract Price or (ii) when taken together with all *** caused by the events described in *** through *** which Contractor has timely provided notice to Owner in accordance with this Agreement, on Contractor's ability to perform any *** necessary for the achievement of any guaranteed date and in such event the *** shall be correspondingly extended by the period of time (if any) that Contractor is *** and *** in the performance of such *** as a result of the impact of such event.

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Contractor shall not be entitled to any change in the Contract Price due to a Force Majeure Event. IT IS A CONDITION TO CONTRACTOR'S RIGHT TO RECEIVE AN EXTENSION OF TIME, AN INCREASE TO THE CONTRACT PRICE AND OTHER ADJUSTMENTS TO THE CONTRACT AND A CHANGE ORDER AS PROVIDED IN SECTION 10.3 THAT CONTRACTOR PROVIDE NOTICE TO OWNER WITHIN TEN (10) BUSINESS DAYS OF THE DATE CONTRACTOR BECAME AWARE OF THE FACTS OR CIRCUMSTANCES THAT PERMIT CONTRACTOR TO SEEK A CHANGE ORDER UNDER SECTION 10.3; IN THE EVENT CONTRACTOR DOES NOT PROVIDE NOTICE WITHIN TEN (10) BUSINESS DAYS OF THE DATE CONTRACTOR BECAME AWARE OF THE FACTS OR CIRCUMSTANCES THAT PERMIT CONTRACTOR TO SEEK A CHANGE ORDER UNDER SECTION 10.3, CONTRACTOR SHALL NOT BE ENTITLED TO A CHANGE ORDER UNDER THIS ARTICLE 10 OR ANY OTHER RELIEF HEREUNDER.

10.4    Limitation on Change Orders. Changes Orders shall be limited to changes requested by Owner in accordance with Section 10.1, changes requested by Contractor and mutually agreed to by the Parties in accordance with Section 10.2 and in connection with mandatory Change Orders in accordance with Section 10.3. Notwithstanding anything to the contrary, other than the extent any *** arise by reason of a Force Majeure Event that occurs after the Effective Date, in no event shall any *** give rise to a Change Order.

10.5    Determining Change Order. Any adjustment of the Construction Schedule pursuant to a Change Order shall be determined in accordance with Section 10.3. Any adjustment of the Contract Price shall include all costs to Contractor associated with the performance of the extra Work or changes or a reduction of the Contract Price based on savings to Contractor associated with the changes, as applicable. Adjustments in Contract Price shall be determined in accordance with Sections 10.1, 10.2, and 10.3, as applicable, as well as Article 11.

10.6    Change Order Must Be in Writing. Except as otherwise provided in Section 10.3, no change or extra Work shall be valid and effective unless it is in writing in the form of a Change Order signed by the representatives of both Parties that includes a description of the amount of any adjustment of the Contract Price and any adjustment to the Construction Schedule, Payment Schedule or Performance Criteria due to the change.

ARTICLE 11.

FORCE MAJEURE EVENT; EXCUSABLE EVENT; CHANGE IN LAW

11.1    Certain Events. No failure or omission to carry out or observe any of the terms, provisions or conditions of this Agreement shall give rise to any claim against a Party, or be deemed to be a breach or an Event of Default under this Agreement, if such failure or omission shall be caused by or arise out of a Force Majeure Event or an Excusable Event; provided that the Party claiming relief complies with the provisions of Article 11. Notwithstanding anything to the contrary in the foregoing, the obligation to pay money in a timely manner in accordance with the terms hereof shall not be subject to the Force Majeure Event or Excusable Event provisions hereof.

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11.2    Notice of Force Majeure Event and Excusable Event. If a Party's ability to perform its obligations under this Agreement is affected by a Force Majeure Event or an Excusable Event (in the case of Contractor), the Party claiming relief shall endeavor to provide notice within forty-eight (48) hours of when the Force Majeure Event or Excusable Event first prevents or delays performance under this Agreement with oral notice to Contractor's Representative or Owner's Representative, as applicable, of any delay or anticipated delay in the claiming Party's performance of this Agreement due to such Force Majeure Event or Excusable Event, including a description of the event including reasonable details (to the extent available and known to the claiming Party, at such time) regarding the underlying facts and conditions pursuant to which such Party is claiming a Force Majeure or Excusable Event and the anticipated length of the delay. After such oral notice, the claiming Party shall deliver written notice as soon as practicable, but in any event not later than ten (10) Business Days after the claiming Party becomes aware of the delay or anticipated delay describing in detail the particulars of the occurrence giving rise to the claim, including what date the Party claiming relief became aware of the occurrence of such event and an estimate of the event's anticipated duration and effect upon the performance of its obligations, and any action being taken to avoid or minimize its effect (the “Delay Notice”). The Party claiming relief due to a Force Majeure Event shall have a continuing obligation to deliver to the other Party regular updated reports and any additional documentation and analysis supporting its claim regarding a Force Majeure Event or an Excusable Event promptly after such information becomes available to such Party.

11.3    Force Majeure Event and Excusable Event Conditions. Upon the occurrence of a Force Majeure Event or an Excusable Event, the suspension of, or impact on, performance due to such Force Majeure Event or Excusable Event shall be of no greater scope and no longer duration than is required by such event (taking into account the obligations affected thereby). In addition, the claiming Party shall exercise reasonable efforts to (a) minimize and mitigate the effects of any delay caused by, and costs arising from said Force Majeure Event or Excusable Event (b) to continue to perform its obligations hereunder not affected by such event and (c) to correct or cure the effect of such event. When the Party claiming relief due to such Force Majeure Event or Excusable event is able to resume performance of its affected obligations, such Party shall provide prompt notice to the other Party to that effect and promptly resume performance of all of its obligations under this Agreement.

11.4    Contractor's Remedies.

(a)    Force Majeure Event. As Contractor's remedy for the occurrence of a Force Majeure Event, and provided that Contractor has otherwise materially complied with the applicable obligations it may have under Section 11.2 and Section 11.3, if a Force Majeure Event occurs, any extension to the Construction Schedule shall be to the extent set forth in and in accordance with Section 10.3.

(b)    Excusable Event. As Contractor's remedy for the occurrence of an Excusable Event, and provided that Contractor has otherwise materially complied with the applicable provisions of Section 11.2 and Section 11.3, if an Excusable Event occurs, any extension to the Construction Schedule shall be to the extent set forth in and in accordance with Section 10.3. If Contractor's costs increase despite Contractor's reasonable efforts to mitigate any such increases pursuant to Section 11.3, the Contract Price shall be increased by the sum of (i) the actual and reasonably substantiated Direct Costs incurred by Contractor as a direct result of such Excusable Event plus (ii) *** percent (***%) of the amount calculated in subclause (i).

(c)    Changes in Law.

(i)	[Reserved].

(ii)    As Contractor's remedy for the occurrence of a Change in Law after the NTP Date, and provided that Contractor has otherwise materially complied with the applicable provisions of Section 11.2 and Section 11.3, any extension to the Construction Schedule shall be to the extent set forth in and in accordance with Section 10.3. If Contractor's costs increase despite Contractor's reasonable efforts to mitigate any such increases pursuant to Section 11.3, the Contract Price shall be increased by the actual and reasonably substantiated Direct Costs incurred by Contractor as a direct result of such Change in Law; provided, however, that Contractor shall provide notice of the Change in Law to Owner but may not request a Change Order for a Change in Law hereunder unless Contractor's cost increase (in the aggregate) equals at least *** Dollars ($***) (the “Threshold”); provided, further, that once Contractor has reached the Threshold, if Contractor's costs with respect to a Change in Law increase despite Contractor's reasonable efforts to minimize or mitigate any such increases pursuant to Section 11.3, Contractor may request a Change Order for any cost increase in excess of the Threshold incurred by Contractor provided that such cost increase resulting from such Change in Law is in excess of *** Dollars ($***).

(d)    Changes in Project Agreement. As Contractor's remedy for the occurrence of a Change in Project Agreement, and provided that Contractor has otherwise materially complied with the applicable provisions of Section 11.2 and Section 11.3, any extension to the Construction Schedule shall be to the extent set forth in and in accordance with Section 10.3. If Contractor's costs increase despite Contractor's reasonable efforts to mitigate any such increases pursuant to Section 11.3, the Contract Price shall be increased by the sum of (i) the actual and reasonably substantiated Direct Costs incurred by Contractor as a direct result of such Change in Project Agreement plus (ii) *** percent (***%) of the amount calculated in subclause (i).

(e)    Changes Orders. Upon the occurrence of an event that entitles Contractor to relief under this Section 11.4, and subject to Contractor's compliance with the applicable provisions of this Article 11 and Article 10 in all material respects, Contractor and Owner shall prepare a Change Order in accordance with Article 10.

(f)    *** Schedule Relief. *** provided that *** has otherwise materially complied with the applicable provisions of ***, *** shall the Guaranteed Facility Substantial Completion Date be extended beyond the Commercial Operation Deadline, in the aggregate for all extensions, regardless of when any such Force Majeure Event or Excusable Event

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occurs; provided, subject to Section 24.6, such limitations shall not prohibit extensions of the Guaranteed Facility Substantial Completion Date beyond the Commercial Operation Deadline to the extent resulting from an *** requested Change Order (except to the extent such *** requested Change Order is necessary by reason of a ***) or an Owner-Caused Delay.

ARTICLE 12.

HAZARDOUS MATERIALS

12.1    Use by Contractor. Contractor shall minimize and manage the use of Hazardous Materials in the performance of its obligations under this Agreement and shall not and shall not permit any of the Subcontractors, directly or indirectly, to cause any Release in, on or under the Project, the Site or the adjacent area except to the extent required for the performance of the Work, in such case, in accordance with Applicable Laws and Applicable Permits (including the performance of investigatory, monitoring, or other remedial work upon the Project, the Site or adjacent areas to the extent reasonably necessary to comply with Applicable Laws and Applicable Permits).

12.2    Remediation by Contractor. Contractor shall conduct and complete all investigations, studies, sampling, testing and remediation of the Site as required by Applicable Laws and Applicable Permits in connection with any Release, disposal or the presence of Hazardous Materials, where existing prior to the Effective Date or brought onto or generated at the Site by any Contractor Party or Subcontractor or to the extent any such Release is caused by the negligent acts or omissions of any Contractor Party or Subcontractor, except to the extent such Release is caused by Owner, its Affiliates, or any third party (other than any Contractor Party or Subcontractor) after the Effective Date. Contractor shall promptly comply with all lawful orders and directives of all Governmental Authorities regarding Applicable Laws and Applicable Permits relating to the use, transportation, storage, handling or presence of Hazardous Materials, or any Release, by any Contractor Party, Subcontractor or any Person acting on its or their behalf or under its or their control of any such Hazardous Materials brought onto or generated at the Site by any Contractor Party or Subcontractor, except to the extent any such orders or directives are being contested in good faith by appropriate proceedings in connection with the Work.

12.3    Hazardous Materials File. During the performance of the Work, Contractor shall maintain an updated file of all material safety data sheets for all Hazardous Materials used in connection with the Work hereunder, or used by or on behalf of any Contractor Party or Subcontractor at the Site and shall promptly deliver any updates to such file which are issued to Owner.

12.4    Notice of Hazardous Materials. If Contractor discovers, encounters or is notified of any Release or exposure to Hazardous Materials at the Site:

(a)    Contractor shall promptly notify Owner thereof and stop work in and restrict access to the area containing such Hazardous Materials as required by Applicable Law or Applicable Permits;

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(b)    if any Contractor Party or Subcontractor has brought such Hazardous Materials onto the Site or generated such Hazardous Materials, Contractor shall, as promptly as reasonably practicable, remove such Hazardous Materials from the Site and remediate the Site to the extent required by all Applicable Laws and Applicable Permits in each case at Contractor's sole cost and expense, except where such materials were Released by Owner, its Affiliates, or any third party other than any Contractor Party or Subcontractor (but only after the Effective Date); and

(c)    if any Contractor Party or any Subcontractor has brought such Hazardous Materials onto the Site or generated such Hazardous Materials, Contractor shall not be entitled to any extension of time or additional compensation hereunder for any delay or costs incurred by Contractor as a result of the existence of such Hazardous Materials, except where such materials were Released by Owner, its Affiliates, or any third party other than any Contractor Party or Subcontractor (but only after the Effective Date).

12.5    Hazardous Materials Disposal System. Contractor shall arrange and contract with contractors (who are appropriately licensed and insured) for the transportation from the Site, management or disposal in accordance with Applicable Law and Applicable Permits, of Hazardous Materials generated by or produced in connection with Contractor's performance of the Work. To the extent required by Applicable Law or Applicable Permits, Contractor shall (a) prepare and maintain accurate and complete documentation of all Hazardous Materials used by Contractor or Contractor Parties at the Site in connection with the Project, and of the disposal of any such materials, including transportation documentation and the identity of all Subcontractors providing Hazardous Materials disposal services to Contractor at the Site and (b) prepare and deliver all required notifications and reports to Governmental Authorities in connection with the presence of Hazardous Materials at the Site that were brought onto the Site or generated by any Contractor Party or Subcontractor. Contractor shall comply with Owner's reasonable requirements and procedures with respect to the disposal of such Hazardous Materials.

12.6    Scope of Contractor Environmental Indemnification. Contractor hereby specifically agrees to indemnify, defend and hold Owner and the Owner Parties harmless from and against any and all losses, liabilities, claims (including relating to personal injury or bodily injury or death), demands, damages, causes of action, fines, penalties, costs and expenses (including all reasonable consulting, engineering, attorneys' or other professional fees), whether or not involving damage to the Project or the Site that they may incur or suffer by reason of:

(a)    any use of or introduction of Hazardous Materials to the Site by any Contractor Party or Subcontractor in connection with the performance of the Work, which use includes the storage, transportation, processing or disposal of such Hazardous Materials by Contractor or any of its Subcontractors, whether lawful or unlawful;

(b)    any Release in connection with the performance of the Work by Contractor or any of its Subcontractors (except as provided in Section 12.7);

(c)    any administrative, enforcement or compliance proceeding commenced by or in the name of any Governmental Authority because of an alleged, threatened or actual violation of any Environmental Law by any Contractor Party or any Subcontractor;

(d)     any action reasonably necessary to abate or remediate Hazardous Materials described in paragraph (a) above, or prevent a violation or threatened violation of any Environmental Law by any Contractor Party or Subcontractor; and

(e)    any action required by Contractor to mitigate a situation created by the violation of any Applicable Law or Applicable Permit by any Contractor Party or Subcontractor.

12.7    Scope of Owner Environmental Indemnification. Owner hereby specifically agrees to indemnify, defend and hold Contractor and Contractor Parties harmless from and against any and all losses, liabilities, claims (including relating to personal injury or bodily injury or death), demands, damages, causes of action, fines, penalties, costs and expenses (including, all reasonable consulting, engineering, attorneys' or other professional fees), whether or not involving damage to the Project or the Site that they may incur or suffer by reason of:

(a)    any Hazardous Materials present or used, brought upon, transported, stored, kept, discharged, or spilled by Owner or any Owner Party in, on, under or from the Site after the Effective Date including any Release by Owner or its Affiliates, in accordance with the terms of this Agreement and all Applicable Laws;

(b)    any administrative, enforcement or compliance proceeding commenced by or in the name of any Governmental Authority because of an alleged, threatened or actual violation of any Environmental Law by Owner; and

(c)    any action reasonably necessary to abate or remediate Hazardous Materials described in paragraphs (a) or (b) above, or to prevent a violation or threatened violation of any Environmental Law by Owner.

ARTICLE 13.

TITLE AND RISK OF LOSS

13.1    Equipment - Risk of Loss Before Block Substantial Completion. From the Effective Date and until the Block Substantial Completion Date of each Block, subject to the provisions of this Article 13, Contractor has care, custody and control of all Facility Equipment and other items that become part of a Block and shall exercise due care with respect thereto and assumes the risk of loss and full responsibility for the cost of replacing or repairing any damage to the relevant Block and all materials, Equipment, supplies and maintenance equipment (including temporary materials, equipment and supplies) that are purchased for permanent installation in or for use during construction of such Block.

13.2    Equipment - Risk of Loss After Block Substantial Completion. Owner shall take complete possession and control and shall assume and shall bear the risk of loss and full responsibility in respect of a Block completed and transferred to Owner upon the Block Substantial Completion Date of such Block after the Block Substantial Completion Date of such Block or the earlier termination of this Agreement, unless the loss or damage to such Block is (a) caused by any Contractor Party, Subcontractor or other Person over whom Contractor has control or (b) a defect covered by the Warranties provided by Contractor under this Agreement. Upon Owner's written request, if any component of the Block is lost or damaged for whatever reason after the Block Substantial Completion Date, then, upon Owner's written request, Contractor shall restore or rebuild any such loss or damage and complete the Work in accordance with this Agreement at the sole cost and expense of Owner, unless such loss or damage is (i) caused by any Contractor Party or Subcontractor or other Person over whom Contractor has control or (ii) a defect covered by the Warranties provided by Contractor under this Agreement, in which case Contractor shall restore or rebuild any such loss or damage at its cost.

13.3    Owner Caused Damage. Notwithstanding any other provision of this Agreement but subject to Owner's rights to coverage under the Builder's Risk Insurance in accordance with Exhibit 15, Owner shall bear the risk of loss and full responsibility for the cost of replacing or repairing any damage to the Facility and all materials, Equipment, supplies and maintenance equipment (including temporary materials, equipment and supplies) that are purchased by Contractor or Owner for permanent installation in or for use during construction of the Facility to the extent that such damage is caused by the negligence or willful misconduct of Owner, its agents, employees, representatives, consultants or other contractors.

13.4    Title.

(a)    To the extent Owner's payments to Contractor are made in accordance with this Agreement, Contractor warrants good title, free and clear of all Contractor Liens, to all Work, Facility Equipment and other items furnished by Contractor or any of the Subcontractors that become part of the Project.

(b)    Title to the Facility, and to any discrete and identifiable item or series of Facility Equipment, shall pass to Owner upon the earliest to occur of (i) with respect to any ***, *** to the Site or such *** permitted in accordance with Section 3.31, (ii) receipt by Contractor of payment (less any Retainage) in full therefor, (iii) Facility Substantial Completion, (iv) with respect to any applicable Facility Equipment, incorporation of such Facility Equipment into the Project, and (v) with respect to any applicable Facility Equipment, the Day before the date on which electric power is sold to a third-party offtaker under a power purchase agreement using such Facility Equipment.

ARTICLE 14.

INTELLECTUAL PROPERTY

14.1    Drawings, Designs, and Specifications. Drawings, designs, specifications and Confidential Information contained within, accompanying or arising from the Work, including those in electronic form, in each case prepared by Contractor (or its Affiliates or Subcontractors) and delivered to Owner (the “Licensed Technology”) shall be considered instruments of service

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and are for use by Owner, its contractors, agents and employees solely with respect to the Project in accordance with the license granted under Section 14.2. As between the Parties, Contractor (or its Affiliates or Subcontractors) shall be deemed the authors and owners of the Licensed Technology and, subject to Section 14.2, shall retain all common law, statutory and other reserved rights, including copyrights in the Licensed Technology.

14.2    License. All Intellectual Property Rights contained within, accompanying or arising from the Licensed Technology are and shall be solely owned by Contractor and are not being sold to Owner, but rather are being licensed in accordance with the terms and conditions of this Agreement. Effective upon the passage of title to any Block or Equipment, as applicable, to Owner, Contractor hereby grants to Owner a fully paid-up, perpetual, irrevocable, non-exclusive, royalty-free right and license to use (a) the Licensed Technology to the extent reasonably necessary (i) to complete or enable the use of the Work, all Contract Documents and all such items and materials provided by Contractor and (ii) in connection with the design, construction, ownership, use, operation, maintenance, repair, modification, alternation, commissioning, de-commissioning, disposal or removal of the Facility or any subsystem or component thereof in connection with the Project, including the right to reproduce, prepare derivative works based on and distribute such Work, Contract Documents and such drawings, designs, specifications, and other works of authorship provided by Contractor (or its Affiliates or Subcontractors) and (b) the Owner Improvements in connection with the design, construction, ownership, use, operation, maintenance, repair, modification, alternation, commissioning, de-commissioning, disposal or removal of any other facility owned or leased by Owner or its Affiliates. The license granted under this Section 14.2 is subject to the requirements and limitations set forth in Section 14.3 but does allow Owner to provide the Licensed Technology to its contractors in connection with use in relation to the Project. Except as set forth in this Section 14.2, no other license in the Licensed Technology is granted pursuant to this Agreement. To the extent that exercise of the foregoing license rights requires use or disclosure of Contractor's Confidential Information, such use or disclosure shall be subject to the terms and conditions set forth in Article 25.

14.3    Limitations.

(a)    No Copies. Except as otherwise permitted by this Agreement, and except for Contractor Submittals and all other construction documents, commissioning and test reports and results delivered to Owner for Owner review during construction, commissioning and testing of the Facility, Owner shall not make any copies of the Licensed Technology without first obtaining express written permission from Contractor, except that Owner may make copies of the Licensed Technology in order to share the Licensed Technology or portions thereof with an Owner Party, its contractors or any Financing Party to the extent the Owner Party, contractor or Financing Party needs to know such information with respect to the Project. Such Owner Party, contractor or Financing Party, as applicable, shall be informed of the confidential nature of the Licensed Technology and be bound by confidentiality obligations of a like nature to those contained in this Agreement. Any party receiving Licensed Technology shall be responsible for any breach of this Agreement by any of its representatives or Affiliates.

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(b)    Proprietary Notices. Owner shall not remove or alter, or knowingly permit to be removed or altered, any proprietary notices that appear on or with the Licensed Technology.

(c)    No Reverse Engineering, Etc. Except as otherwise permitted by this Agreement, Owner shall not display, distribute, decompile, reverse engineer, decrypt, extract or disassemble any software or firmware in any Blocks, Equipment or Modules to source code form.

(d)    Improvements.

(i)    If any Owner Party, directly or indirectly, alone or jointly with others, creates, develops, discovers, invents or reduces to practice any Owner Improvement, such Owner Party shall promptly disclose the same to Contractor.

(ii)    Owner, on behalf of itself and all Owner Parties agrees to assign, and Owner hereby does assign, to Contractor, its successors and assigns, effective automatically as and when Owner Improvements are created, developed, discovered, invented or reduced to practice, each and every Owner Improvement, together with the right to seek protection by obtaining patent rights therefor and to claim all rights or priority thereunder, and the same shall become and remain Contractor property whether or not such protection is sought. Owner shall (and shall cause Owner Parties to), upon Contractor's request and at Contractor's expense, give Contractor and its attorneys all reasonable assistance in connection with the preparation and prosecution of any patent applications and shall cause to be executed all assignments or other instruments or documents as reasonably necessary or appropriate to perfect the ownership of Contractor in the Owner Improvements.

(iii)    If and only if, and to the extent, Applicable Law mandates that Owner own, or if Owner does in fact own, any Owner Improvements, notwithstanding the terms of this Agreement, Owner hereby grants to Contractor and its Affiliates an exclusive, perpetual, worldwide, royalty-free license to use and sublicense others to use such Owner Improvements.

(e)    Enforcement. Each Party shall notify the other Party promptly in writing of any suspected infringement by a third party of the Licensed Technology or any of the Intellectual Property Rights therein or any other Intellectual Property Rights related to the Work, the Blocks or the Facility Equipment. Contractor shall have the exclusive right to enforce and defend the rights appurtenant to the Licensed Technology or such other Intellectual Property Rights in Contractor's sole discretion and shall have the sole right of control of any such enforcement action or proceeding it elects to initiate (an “Action”), at Contractor's sole cost and expense (provided, however that Contractor shall not consent to the entry of any judgment or enter into any settlement of any such Action in the event such judgment or settlement imposes any liability, restriction or obligation on Owner without Owner's prior written consent, which shall not be unreasonably withheld, conditioned or delayed). Owner shall provide on Contractor's written request all reasonable assistance in preparing and advancing such Action and Contractor shall reimburse Owner's reasonable out-of-pocket costs incurred in doing so. Owner shall have the right to be represented in connection with such Action by its own legal counsel, at its own expense; provided, however, that such legal counsel shall act only in an advisory capacity. Contractor may retain any monetary damages or other compensation or recovery awarded to it in any such Action.

(f)    Assignment. The grant of rights and licenses to Owner in Section 14.2 and this Section 14.3(f) shall be assignable to other Persons solely pursuant to all terms and conditions controlling such assignment in Article 26.

(g)    Reservation of Rights. Notwithstanding anything to the contrary in this Agreement, neither Party shall be prohibited from utilizing any general knowledge, skills, experience, ideas or concepts retained in the unaided memory of an individual acquired during the term of this Agreement.

14.4    Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 2.1(i), THE LICENSED TECHNOLOGY IS PROVIDED AND LICENSED HEREUNDER “AS IS” AND WITHOUT WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, AND ALL IMPLIED WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED BY CONTRACTOR.

ARTICLE 15.

START-UP, COMMISSIONING & TESTING

15.1    Start-up and Commissioning. Contractor shall conduct the Start-up and Commissioning of each Block in accordance with the Start-up and Commissioning requirements set forth in Exhibits 3 and 27.

15.2    Functional Test and Capacity Tests. Contractor shall conduct Functional Tests for each Block in accordance with Exhibit 27 and when Contractor believes that a Block can satisfy the Minimum Capacity Level, Contractor shall conduct the Capacity Test with respect to each Block in accordance with Exhibit 16A. Contractor must submit a test report for each Functional Test and Capacity Test within five (5) Days after the completion thereof, which test report shall include a summary of the Functional Test or Capacity Test, as the case may be, and the results for such test. Owner and Contractor will negotiate in good faith to agree upon testing procedures that comply with the protocols set forth in Exhibit 27.
15.3    Capacity Test Notice. Contractor shall provide Owner with at least seven (7) Business Days' prior written notice of the commencement of each such test, in order to permit Owner's Representative to arrange attendance at such Capacity Test. Contractor shall give Owner Representative at least two (2) Business Days advance notice of the re-performance of any Capacity Test. Owner's Representative, and any Owner Inspection Party (excluding SunPower Competitors) notified to Contractor by Owner in writing prior to the date of the test shall be entitled to attend and observe each Capacity Test and each re-performance thereof.

15.4    Capacity Test Acceptance. Contractor shall, as soon as practicable following the completion of a Capacity Test in which the Final Test Results reveal that the Minimum Capacity Level for such Block has been achieved, submit to Owner's Representative a Capacity Test Certificate, signed by Contractor's Representative and attaching the Final Test Results performed pursuant to Exhibit 16A. Subject to this Section 15.4, Owner shall, within ten (10) Business Days after Owner's receipt of a Capacity Test Certificate from Contractor, either: (a) approve the Capacity Test results by countersigning and delivering to Contractor the fully executed Capacity Test Certificate (which shall be deemed effective on the date the Capacity Test Certificate was delivered); or (b) give Contractor written notice stating that Owner rejects the Capacity Test results and describing the non-conformity on which the rejection is based. A Capacity Test Certificate signed by Owner is deemed conclusive evidence that such Block has met the Minimum Capacity Level required under this Agreement (“Acceptance”). Acceptance of the Capacity Test for a Block shall not affect any rights Owner may have under a Warranty for a Block, any Facility Equipment or the Facility pursuant to Article 21. If Owner fails to respond within such ten (10) Business Days period, then Acceptance for such Block shall be deemed to have occurred as of the date that the Capacity Test Certificate was delivered to Owner and Owner shall execute and deliver the relevant Capacity Test Certificate.

15.5    Capacity Test Rejection. If the Final Test Results reveal that the relevant Block fails to meet the Minimum Capacity Level for such Block, Contractor shall repeat the respective Capacity Test as many times as necessary until the Minimum Capacity Level has been met. Contractor shall take all corrective actions so that such Block successfully completes the Capacity Test and meets the Minimum Capacity Level, without prejudice to Owner's rights and remedies under this Agreement. If the Final Test Results reveal that the relevant Block has satisfied the Minimum Capacity Level but not the Guaranteed Capacity (as adjusted for uncertainty in accordance with Exhibit 16A), Contractor may elect to perform additional Work (if it deems necessary) and repeat the Capacity Test. Any such additional Work shall be performed in compliance with the requirements of this Agreement, including that such Work is in compliance with the PPA. Prior to commencing any such additional Work, Contractor shall provide to Owner a detailed plan and schedule to perform such additional Work and shall not commence any such additional Work without Owner's consent, not to be unreasonably withheld. There shall not be a limit to the number of times the Capacity Test may be repeated pursuant to the previous sentence but in no event shall any Capacity Test continue beyond ***(***) Days after the Facility Substantial Completion Date.

15.6    Right to Use Temporary Equipment. If any Block or the Facility experiences a single point failure (i.e., a main transformer failure) prior to or during a Capacity Test, Contractor may use temporary equipment which must remain in place until a permanent replacement can be installed; provided that such temporary equipment is approved by Owner (such approval not to be unreasonably withheld and in any event within five (5) Days of such request for approval) and complies with all Applicable Laws, Applicable Permits, Project Transaction Documents, Governmental Authorities and the PPA and such temporary equipment is not expected to have any adverse effect on the safe and reliable construction of the Block or Project. All costs to install and remove the temporary equipment shall be to Contractor's account.

15.7    ***

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(a)    On the basis of sound engineering judgment, *** may *** from amounts due and owing under an Application for Payment *** reasonable estimate of the *** to *** Work which *** believes, in good faith, to be *** (the ***). *** shall provide *** with notice of its intent to *** the *** within five (5) Business Days of obtaining actual knowledge of such ***, which notice shall specify in reasonable detail the grounds for *** good faith, bona fide claim. *** shall be entitled to *** from a future payment a *** relating to a *** for which it had paid pursuant to a prior Application for Payment. After *** shall have *** any such ***, *** shall submit a request for payment of the amount *** for such *** in the next regular Application for Payment. Owner shall pay to Contractor the *** on the next draw date under Owner's financing but not later than thirty (30) Days after Owner's receipt of such Application for Payment.

(b)    Should the Parties disagree with respect to whether Owner *** to a ***, the Parties will submit the dispute to an Independent Third Party Engineer for expedited dispute resolution pursuant to this Section 15.7(b). The Parties shall negotiate in good faith to select an Independent Third Party Engineer. If the Parties cannot agree within five (5) Business Days then the Dispute Initiator shall send notice to the other Party including two potential Independent Third Party Engineers that meet the requirements set forth in the definition of “Independent Third Party Engineer.” The other Party shall then have two (2) Business Days after receipt of such notice to select an Independent Third Party Engineer from such two (2) potential independent engineers identified in such notice. If the other Party does not make a selection within such two (2)-Business Day period, the Dispute Initiator shall select an Independent Third Party Engineer from such two (2) potential independent engineers identified in such notice. The Parties shall formalize their positions regarding the *** relating to such *** in writing within four (4) Days of Owner providing notice to Contractor of its intent to *** the *** in accordance with Section 15.7(a) and submit such positions to the Independent Third Party Engineer. The Parties and the Independent Third Party Engineer shall meet within five (5) Business Days of the Independent Third Party Engineer's receipt of the materials referenced in the immediately preceding sentence, at the Site, and the Independent Third Party Engineer shall issue a binding ruling that both Parties will obey within five (5) Business Days thereof. The Party that will pay for the Independent Third Party Engineer and all costs related thereto shall be the losing Party, as determined by the Independent Third Party Engineer.

(c)    Any *** that is determined pursuant to Section 15.7(b) to (i) have been improperly *** by Owner shall be paid promptly by Owner, together with interest on such amount from the due date until the date paid at a rate per annum equal to the lesser of (x) the rate published by the Wall Street Journal as the “prime rate” on the Business Day preceding the date on which such interest begins to accrue plus two percent (2%) and (y) the maximum rate allowed under Applicable Law and (ii) have been paid by Owner to Contractor for the *** (the “***”) shall be retained by Owner and Contractor shall pay interest on the *** from the date the *** was made by Owner to the date of determination by the Independent Third Party Engineer that the *** was properly withheld at a rate per annum equal to the lesser of (x) the rate published by the Wall Street Journal as the “prime rate” on the Business Day preceding the date on which

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such interest begins to accrue plus *** percent (***%) and (y) the maximum rate allowed under Applicable Law.

ARTICLE 16.

BLOCK SUBSTANTIAL COMPLETION; FACILITY SUBSTANTIAL COMPLETION

16.1    Generally. Subject to Article 17, Contractor shall perform the Work in accordance with the Construction Schedule, as may be amended from time to time in accordance with the terms of this Agreement, so as to achieve Block Substantial Completion for each Block by the Guaranteed Block Substantial Completion Dates, Facility Substantial Completion by the Guaranteed Facility Substantial Completion Date and Final Completion by the Guaranteed Final Completion Date.

16.2    Block Substantial Completion Defined. Subject to Section 16.3, “Block Substantial Completion” shall, with respect to a Block, occur when all of the following conditions have been achieved:

(a)    the design, engineering, procurement and construction of such Block has been completed in accordance with this Agreement except for Punch List Items and the Block has been commissioned and a Functional Test has been Successfully Run in respect of such Block and such Block is ready to commence commercial operation;

(b)    the Block is electrically interconnected to and has been synchronized with, and is capable of transmitting electric energy to, the Delivery Point in accordance with the Interconnection Agreement and the PPA and all testing and obligations under the PPA required as a condition to such delivery of energy under the PPA, including testing required by CAISO for delivery of electricity from such Block has been satisfactorily completed;

(c)    a Capacity Test pursuant to Exhibit 16A has been Successfully Run in respect of such Block and Contractor has provided to Owner, and Owner has accepted, a Capacity Test Certificate evidencing that the Minimum Capacity Level for such Block has been achieved;

(d)    the Block is capable of continuous operation in a safe manner (with respect to damage to any portion or component of the Project or injury to any Person) in accordance with Applicable Law, Applicable Permits, Applicable Codes, the PPA, the Interconnection Agreement, manufacturers' recommendations, Industry Standards, the Technical Specifications and the design criteria;

(e)    Owner has received all Contractor Submittals (if any) as required to be delivered by the Block Substantial Completion Date for such Block;

(f)    Contractor and Owner have agreed to the Punch List Items for such Block and Contractor has completed all Work on such Block other than the remaining Punch List Items; and

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(g)    Contractor has delivered the notice of Block Substantial Completion of such Block to Owner pursuant to Section 16.3.

16.3    Notice and Certificate of Block Substantial Completion. When Contractor considers that a Block has achieved Block Substantial Completion in accordance with Section 16.2, Contractor shall deliver to Owner a Certificate of Block Substantial Completion signed by Contractor, together with reasonable supporting documentation evidencing the satisfaction of the provisions in Section 16.2 and the corresponding Application for Payment. Contractor shall provide Owner with a Punch List Estimate at such time. Upon receipt of a Certificate of Block Substantial Completion from Contractor together with supporting documentation, Owner shall promptly take steps to confirm whether Block Substantial Completion has been achieved and as soon as practicable, but in no event later than ten (10) Days from the date of receipt of Contractor's notice, Owner shall either issue Contractor: (a) a countersignature to the Certificate of Block Substantial Completion, signed by Owner's Representative and stating that the relevant Block Substantial Completion Date is the date on which Contractor delivered the Certificate of Block Substantial Completion under this Section 16.3 or (b) a written notice stating why Owner does not consider that Block Substantial Completion for such Block has been achieved. The “Block Substantial Completion Date” for such Block shall be the Day on which the last of the conditions of Section 16.2 was satisfied or, in the discretion of Owner, waived; provided, however, except in the event Owner rejects a Certificate of Block Substantial Completion and any dispute arising from such rejection is resolved in favor of Contractor or Owner does not respond and the Block Substantial Completion is deemed to have occurred, with respect to the transfer of risk of loss, care, custody and control for purposes of Article 13, such date shall be the date of Owner's countersignature to the Certificate of Block Substantial Completion or the date of deemed acceptance, as applicable. If Owner fails to respond within such ten (10) Day period, then Block Substantial Completion for such Block shall be deemed to have occurred as of the date that the Certificate of Substantial Completion was delivered to Owner. If Contractor receives a notice under subparagraph (b) above, Contractor shall take the necessary steps to achieve Block Substantial Completion for such Block and the procedures set forth under this Section 16.3 shall be repeated until such time as the Certificate of Block Substantial Completion for such Block has been accepted by Owner. Any disputes regarding the existence or correction of any alleged deficiencies shall be resolved under Article 28.

16.4    Facility Substantial Completion Defined. Subject to Section 16.5, “Facility Substantial Completion” means (excepting the completion of Punch List Items):

(a)    each Block has achieved Block Substantial Completion and the Project as a whole is capable of continuous operation in a safe manner (with respect to damage to any portion or component of the Project or injury to any Person) in accordance with Applicable Law, Applicable Permits, Applicable Codes, the PPA, the Interconnection Agreement, manufacturers' recommendations, Industry Standards, the Technical Specifications and the design criteria;

(b)    installation of minimum of *** MW of inverters as determined by aggregating the nameplate of inverters;

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(c)    the Facility is operational and can demonstrate that it evacuates power at the Delivery Point pursuant to the Facility Demonstration Test performed in accordance with Exhibit 16D);
(d)     the most recent Functional Test has been Successfully Run in respect of the Facility and the Facility is ready to commence commercial operation;

(e)    the Guaranteed Capacity for the Facility has been achieved, or if not, the Facility Capacity is greater than the Minimum Capacity Level of the Facility and Contractor has paid the applicable Final Capacity Liquidated Damages;

(f)    each of the requirements to achieve “Commercial Operation” under the PPA shall have been satisfied, except those requirements that are Owner's obligations set forth in Sections L, M or N of Exhibit 1;

(g)    Contractor and Owner have agreed upon the list of Punch List Items;

(h)    Owner has received all Contractor Submittals as required to be delivered by the Facility Substantial Completion Date in accordance with Exhibit 7;

(i)    all construction and post-construction submittals required by the Contractor Acquired Permits for the Project have been submitted to the appropriate Governmental Authorities;

(j)    all Certificates of Block Substantial Completion have been received by and approved or deemed approved by Owner;

(k)    Contractor shall have taken commercially reasonable efforts to successfully *** in accordance with the requirements set out in Exhibit 16A;

(l)    the Facility has successfully completed the Installed DC Rating Survey in accordance with Exhibit 16C; and

(m)    Contractor has delivered the notice of Facility Substantial Completion to Owner pursuant to Section 16.5.

16.5    Notice and Certificate of Facility Substantial Completion. When Contractor considers that Facility Substantial Completion has been achieved in accordance with Section 16.4, Contractor shall deliver to Owner a Certificate of Facility Substantial Completion signed by Contractor, together with reasonable supporting documentation evidencing the satisfaction of the provisions in Section 16.4 and the corresponding Application for Payment. Contractor shall provide Owner with a Punch List Estimate at such time. Upon receipt of a Certificate of Facility Substantial Completion from Contractor together with supporting documentation, Owner shall promptly take steps to confirm whether Facility Substantial Completion has been achieved and as soon as practicable, but in no event later than ten (10) Days from the date of receipt of Contractor's notice, Owner shall either issue Contractor: (a) a countersignature to the Certificate of Facility Substantial Completion, signed by Owner's Representative and stating that the Facility Substantial Completion Date is the date on which Contractor delivered the Certificate of

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Facility Substantial Completion to Owner under this Section 16.5; or (b) a written notice stating why Owner does not consider that Facility Substantial Completion has been achieved. The “Facility Substantial Completion Date” for the Facility shall be the Day after the date on which the last of the conditions of Section 16.4 was satisfied or, in the discretion of Owner, waived; provided, however, except in the event Owner rejects a Certificate of Facility Substantial Completion and any dispute arising from such rejection is resolved in favor of Contractor or Owner does not respond and the Facility Substantial Completion Date is deemed to have occurred, with respect to the transfer of risk of loss, care, custody and control for purposes of Article 13, such date shall be the date of Owner's countersignature to the Certificate of Facility Substantial Completion or the date of deemed acceptance, as applicable. If Owner fails to respond within such ten (10) Day period, then such delay shall constitute an Owner-Caused Delay. If Contractor receives a notice under subparagraph (b) above, Contractor shall take the necessary steps to achieve Facility Substantial Completion and the procedures set forth under this Section 16.5 shall be repeated until such time as the Certificate of Facility Substantial Completion has been accepted by Owner. Any disputes regarding the existence or correction of any alleged deficiencies shall be resolved under Article 28.

16.6    Punch List.

(a)    Creation of Punch Lists. Owner and Contractor shall agree upon the relevant Punch List Items to be completed by Contractor. Contractor and Owner shall jointly walk-down the Block and confer together as to the items which should be included on the finalized punch list. Contractor shall then reflect the result of such joint walk down and deliver the same to Owner for its review and approval, which submitted list shall be explicitly designated as the “Proposed Punch List” for the applicable Block. The Proposed Punch List shall include only Punch List Items for such Block, and shall include a Punch List Estimate for the completion or repair of each such Punch List Item and Contractor's estimated schedule for completion therefor. If Owner does not deliver any changes to the Proposed Punch List to Contractor within the later of (i) seven (7) Business Days after Contractor's submission to Owner of such Proposed Punch List and (ii) and (b) two (2) Business Days after the date of the joint walk-down, such delay shall constitute an Owner-Caused Delay. The Proposed Punch List that is ultimately approved for a Block shall be referred to as the “Punch List” for such Block. If the Punch List for a Block is not finalized by the Block Substantial Completion Date for such Block, the Proposed Punch List as modified by Owner shall be deemed the Punch List for such Block for all purposes hereunder until the Parties resolve such dispute and otherwise finalize the Punch List for such Block. Contractor shall note on such Punch List the items under dispute.

(b)    Completion of Punch Lists. Contractor shall proceed promptly to complete and correct the Punch List Items relating to the relevant Block or the Facility, as applicable, no later than *** (***) months after the relevant Block Substantial Completion Date or Facility Substantial Completion Date, as applicable. On a monthly basis after the Block Substantial Completion of a Block, Contractor shall prepare a punch list for such Block to include the date(s) that items listed on such Punch List are completed by Contractor and accepted by Owner. Notwithstanding any of the foregoing, the items listed on such Punch List shall not be considered complete until

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Owner shall have inspected such Punch List Items and acknowledged, by notation on the updated Punch Lists, that such item of Work is complete. If Owner does not so inspect and deliver such notations on the updated Punch Lists to Contractor (or dispute completion of the applicable items of Work if not accepted) within seven (7) Business Days after Contractor submits the updated Punch List containing such Punch List Item to Owner, and Contractor has actually completed and corrected any Punch List Item listed on such Punch List, such failure by Owner shall constitute an Owner-Caused Delay. Contractor shall use best efforts to complete the Punch List Items in such a manner as to prevent any loss of power production to the Facility and Contractor shall not curtail or interrupt operation of the Project without Owner consent. Contractor will be responsible for all costs incurred during the completion of the Punch List Items.

(c)    Creation of Project Punch List. Owner and Contractor shall agree upon the relevant Punch List Items to be completed by Contractor. Contractor and Owner shall jointly walk-down the Project and confer together as to the items which should be included on the finalized punch list for the Project. Contractor shall prepare a punch list for the Project to reflect the result of such joint walk down and deliver the same to Owner for its review and approval, which submitted list shall be explicitly designated as the “Proposed Project Punch List” and shall set forth all Work remaining to be completed after the Facility Substantial Completion Date. The Proposed Project Punch List may only contain Punch List Items, and shall include a Punch List Estimate for the completion or repair of each such Punch List Item and Contractor's estimated schedule for completion therefor. If Owner does not approve the Proposed Project Punch List or deliver any changes to the Proposed Project Punch List to Contractor within seven (7) Business Days after the later to occur of (a) Contractor's submission to Owner of such Proposed Project Punch List, and (b) two (2) Business Days after the date of the joint walk-down, then such failure shall constitute an Owner-Caused Delay. The Proposed Project Punch List that is ultimately approved by Owner for the Project shall be referred to as the “Project Punch List”. If the Project Punch List is not finalized by the Facility Substantial Completion Date, the Proposed Project Punch List as modified by Owner shall be deemed the Project Punch List for all purposes hereunder until the Parties resolve such dispute and otherwise finalize the Project Punch List. Contractor shall note on such Project Punch List the items under dispute. Contractor shall use best efforts to complete the Punch List Items in such a manner as to prevent any loss of power production to the Facility and Contractor shall not curtail or interrupt operation of the Project without Owner consent. Contractor will be responsible for all costs incurred during the completion of the Punch List Items.

ARTICLE 17.

STAGES OF COMPLETION; DELAY AND CAPACITY LIQUIDATED DAMAGES;
EITC AND DEPRECIATION LOSS

17.1    Block Delay Liquidated Damages.

(a)    If Contractor has not achieved Block Substantial Completion of a Block by the Guaranteed Block Substantial Completion Date for such Block (a “Late Block”)

for reasons not excused under the terms of this Agreement, then Contractor shall pay to Owner delay liquidated damages (“Block Delay Liquidated Damages”) equal to, for each Day after the Guaranteed Block Substantial Completion Date for such Late Block, Dollars ($***) per MW by which the Block Measured Capacity of the Late Block is less than the Minimum Capacity Level of the Late Block; provided that any amounts that Contractor is obligated to pay to Owner under this Section 17.1 are subject to the limitations set forth in Section 17.1(b) and Article 29. In the event that the Capacity Test has not been performed by the Guaranteed Block Substantial Completion Date, the Block Measured Capacity of such Block shall be *** until the Block Substantial Completion Date of such Block. Block Delay Liquidated Damages shall cease to accrue upon the earlier to occur of (i) the Block Substantial Completion Date for such Block and (ii) the Guaranteed Facility Substantial Completion Date. After taking into account the set-off against the bonus payable under Section 17.1(b) in accordance with Section 17.4, any amount Contractor is obligated to pay to Owner under this Section 17.1(a) shall be due and payable within thirty (30) Days after Contractor's receipt of Owner's invoice submitted not more frequently than monthly following the Guaranteed Block Substantial Completion Date of the Late Block.

(b)    Contractor shall be entitled to a bonus payment equal to, for each Day, the amount by which the Cumulative MWs exceeds Scheduled MWs by such Day as set forth in Exhibit 4B, *** Dollars ($***) per MW by which the Cumulative MWs exceed the number of MWs scheduled to have been completed by such Day as set forth in Exhibit 4B. Contractor shall not be entitled to any bonus under this Section 17.1(b) after the earlier of (i) Facility Substantial Completion or (ii) the Guaranteed Facility Substantial Completion Date. After taking into account the set-off against Block Delay Liquidated Damages and/or Block Capacity Liquidated Damages in accordance with Section 17.4, any amount Owner is obligated to pay to Contractor under this Section 17.1(b) shall be due and payable within thirty (30) Days after the end of each month.

17.2    Guaranteed Facility Substantial Completion Delay Liquidated Damages. If Contractor has not achieved Facility Substantial Completion by the Guaranteed Facility Substantial Completion Date for reasons not excused under the terms of this Agreement, then Contractor shall pay to Owner delay liquidated damages (“Facility Delay Liquidated Damages”) equal to, for each Day after the Guaranteed Facility Substantial Completion Date that the Facility has not achieved Facility Substantial Completion, Dollars ($***) per MW by which the aggregate Block Measured Capacities of all of the Blocks is less than *** percent (***%) of the Guaranteed Capacity of the Facilit; provided that any amounts that Contractor is obligated to pay to Owner under this Section 17.2 are subject to the limitations set forth in Article 29. Payment of Facility Delay Liquidated Damages shall be made payable within thirty (30) Days after Contractor's receipt of Owner's invoice.

17.3    Block Capacity Liquidated Damages. If after the Block Substantial Completion Date of a Block (if such date is on or after the Guaranteed Block Substantial Completion Date for such Block), the Final Test Results of the most recent Capacity Test for such Block demonstrates that the Block meets the Minimum Capacity Level but not the Guaranteed Capacity (adjusted for uncertainty in accordance with Exhibit 16A) for such Block, Contractor shall pay to Owner liquidated damages for such shortfall (“Block Capacity Liquidated Damages”) in an

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amount equal to, for each Day that the Block Measured Capacity of such Block is below the Guaranteed Capacity (adjusted for uncertainty in accordance with Exhibit 16A) of such Block, *** Dollars ($***) per MW; provided that any amounts that Contractor is obligated to pay to Owner under this Section 17.3 are subject to the limitations set forth in Article 29. Block Capacity Liquidated Damages shall cease to accrue upon the earlier to occur of (i) the date on which a Capacity Test for such Block demonstrates that such Block has achieved the Guaranteed Capacity (adjusted for uncertainty in accordance with Exhibit 16A) and (ii) the date that any Final Capacity Liquidated Damages are paid. After taking into account the set-off against the bonus payable under Section 17.1(b) in accordance with Section 17.4, any amount Contractor is obligated to pay to Owner under this Section 17.3 shall be due and payable within thirty (30) Days after Contractor's receipt of Owner's invoice submitted not more frequently than monthly. Notwithstanding the provisions above in this Section 17.3, Contractor shall not be obligated to pay any such Block Capacity Liquidated Damages with respect to any Day on which the Cumulative MWs exceeds Scheduled MWs for such Day as set forth in Exhibit 4B.

17.4    Netting. If any undisputed Block Delay Liquidated Damages are payable pursuant to Section 17.1(a) or any undisputed Block Capacity Liquidated Damages are payable pursuant to Section 17.3, the aggregate amount of undisputed Block Delay Liquidated Damages and undisputed Block Capacity Liquidated Damages payable shall be set-off against the aggregate amount of undisputed bonus payable pursuant to Section 17.1(b) on a pro rata basis, and (a) Contractor shall pay the net amount (if any) of undisputed Block Delay Liquidated Damages and the undisputed Block Capacity Liquidated Damages to Owner in accordance with Section 17.1(a) and Section 17.3, respectively and (b) Owner shall pay the net amount (if any) of undisputed bonus payable pursuant to Section 17.1(b).

17.5    Final Capacity Liquidated Damages.

(a)    Contractor agrees that if based on the results of the Facility Capacity calculation performed in accordance with Exhibit 16A, the Facility shall have failed to achieve the Guaranteed Capacity, Contractor shall pay to Owner upon Facility Substantial Completion an amount equal to (a) the Contract Price multiplied by the quotient of the *** divided by the *** (expressed as a percentage) plus (b) the *** (if any) due or that will be due under the ***, without duplication (the “Final Capacity Liquidated Damages”).

(b)    In the event Contractor has paid Final Capacity Liquidated Damages pursuant to Section 17.5(a), and, following additional Capacity Tests conducted in compliance with the provisions set forth in Section 15.5, if the Facility Capacity calculation resulting from the last of such additional Capacity Tests (i) reduces the Capacity Shortfall, Owner shall reimburse Contractor the corresponding amount of Final Capacity Liquidated Damages resulting from such reduction or (ii) increases the Capacity Shortfall, Contractor shall pay to Owner additional Final Capacity Liquidated Damages calculated in accordance with Section 17.5(a).

(c)    Amounts payable by Contractor to Owner pursuant to Section 17.5(b) may be set off by Owner against the payment due for Final Completion on the final Application for Payment. Any amounts that Contractor is obligated to pay to Owner

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under Sections 17.5(a) or 17.5(b) are subject to the limitations set forth in Article 29. After Contractor's payment of Final Capacity Liquidated Damages, Contractor shall have no further obligation to try to achieve, and no further liability to Owner for failure to achieve, the Guaranteed Capacity.

17.6    Liquidated Damages Reasonable. The Parties agree that the extent and amount of loss or damage to Owner as result of Contractor's failure (a) to achieve Block Substantial Completion by the Guaranteed Block Substantial Completion Date of a Block, (b) to achieve Facility Substantial Completion by the Guaranteed Facility Substantial Completion Date and (c) to achieve the Guaranteed Capacity for a Block or the Facility is impractical and difficult to determine with certainty. The Parties agree that such liquidated damages are a genuine pre-estimate of the damages suffered by Owner by reason of Contractor's failure to achieve or cause the Project to satisfy, obtain or achieve each Guaranteed Block Substantial Completion Date, the Guaranteed Facility Substantial Completion Date or the Guaranteed Capacity for a Block or the Facility and are not intended as a penalty. ***, the amounts payable by Contractor to Owner under this Article 17 shall be Contractor's sole and exclusive liability to Owner, and Owner's sole and exclusive remedy, with respect to Contractor's failure (i) to achieve Block Substantial Completion of a Block by its Guaranteed Block Substantial Completion Date, (ii) to achieve Facility Substantial Completion by the Guaranteed Facility Substantial Completion Date or (iii) to achieve the Guaranteed Capacity for a Block or the Facility. If Contractor fails to pay any Block Delay Liquidated Damages, Facility Delay Liquidated Damages, Block Capacity Liquidated Damages or Final Capacity Liquidated Damages owing under this Article 17, Owner may deduct the amount thereof from any payment due, or that may become due, to Contractor under this Agreement or if no payment is due, may invoice Contractor for such amount. Nothing in this Article 17 shall be construed as relieving Contractor of its obligation to achieve Facility Substantial Completion.

17.7    Energy and Revenues of the Project. Any energy or revenues generated by the Project at any time, including during the performance of any testing, shall be solely for the benefit of Owner. This Section 17.7 shall not limit Contractor's right to receive any bonus in accordance with Section 17.1(b).

17.8    EITC and Depreciation Loss.

(a)    The Parties acknowledge that the Contract Price reflects, in part, the value to Owner of certain tax benefits (as specified below) and to obtain those tax benefits in accordance with the expected schedule for the construction and completion of the Project.

(b)    If any Block is not completed in accordance with the Guaranteed Block On-line Schedule (as in effect on the Effective Date) for any reason other than, subject to Section 17.8(f), an Owner-Caused Delay, an Excusable Event, a Force Majeure Event (but only with respect to subclause (ii) below) or an Owner Event of Default, then Contractor shall pay Owner, as a Contract Price adjustment and not as a penalty, the following amounts:

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(i)    an amount equal to the dollar amount associated with the *** for such Block less the *** for such Block, and

(ii)    an amount for each Block equal to the equivalent of interest (using the Wall Street Journal “prime rate” as of the dates specified below as an annual rate, compounded annually) on the following amounts, determined as follows: the *** (A) with respect to ***, interest on the amount paid pursuant to Section 17.8(b)(i) for the period from the applicable *** payment dates on which Owner would have taken all or any part of the corresponding *** into account when paying its *** taxes (assuming Owner will pay its *** taxes based on the annualized income installment method of Section 6655(e)(2) of the Code (using the annualization periods set forth in Sections 6655(e)(2)(A) and (B) of the Code)) until such payment pursuant to Section 17.8(b)(i) is received by Owner, and using as the interest rate the Wall Street Journal “prime rate” as of the first Business Day preceding the date of such first *** tax installment payment, plus (B) the *** of the deferred tax depreciation available to Owner with respect to each *** based on the difference between the *** that would have been available had *** achieved *** for each *** on its *** (assuming that each *** is deemed Placed in Service upon achieving ***) and the available depreciation deductions (determined based on the same principles and tax rates specified in the definition of *** (utilizing in the last sentence thereof *** rather than ***)) given the applicable actual ***, assuming Owner pays *** taxes when specified in Section 17.8(b)(ii)(A) and such time value is calculated based on the hypothetical *** tax payments that would be made on each estimated tax payment date given actual ***, compared to the hypothetical *** that would have been made had *** achieved *** for each *** as specified above in this Section 17.8(b)(ii)(B) and using as the interest rate the Wall Street Journal “prime rate” as of the first Business Day preceding the date of such first *** tax *** payment that is affected by such *** or ***, plus (C) the ***. For the avoidance of doubt, there is to be no “double counting” of the interest factors calculated under Sections 17.8(b)(ii)(A) and 17.8(b)(ii)(C) with respect to EITCs, and in the event the interest factor determined under Section 17.8(b)(ii)(A) includes with respect to the reduced EITCs reimbursed under Section 17.8(b)(i) a portion of the time value captured under Section 17.8(b)(ii)(B) with respect to the deferral of EITCs, then the amount due under Section 17.8(b)(ii)(B) shall be reduced by the amount of such overlap.

(c)    Any Contract Price adjustment required by Section 17.8(b), shall be paid within *** of Owner providing Contractor a written request setting forth the calculations in reasonable detail.

(d)    Within ten (10) Days of receipt of such request, Contractor may request that KPMG LLP (so long as they are not the accounting firm used by either Party) or another nationally recognized independent accounting firm selected by Owner and reasonably acceptable to Contractor verify the calculation. The fees and expenses of such accounting firm shall be borne by Contractor; provided, however, if the accounting firm determines that Owner's calculations were overstated by more than

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five (5) percent, then Owner shall pay (or, if applicable, reimburse Contractor) for such fees and expenses. Absent manifest error, the determination of such accounting firm shall be final and binding upon the parties.

(e)    The calculation of any amount due pursuant to Section 17.8(b) is intended to be hypothetical. Therefore, the amount shall not be altered based on (i) Owner's actual federal income tax posture or liability, (ii) any audit or adjustment by the Internal Revenue Service, (iii) any transfer, merger, sale, reorganization, lease, financing or other transaction entered into by Owner or any Affiliate thereof, (iv) any tax election made by Owner or any Affiliate thereof, (v) any penalties or interest payable to any tax authority, and (vi) all state tax items shall be disregarded.

(f)    Notwithstanding the foregoing, solely as it relates to Contractor's liability under ***, Contractor agrees that it shall not be entitled to claim that the occurrence of events described in *** or *** of the first sentence of *** are a *** to liability for Contractor's failure to achieve Facility Substantial Completion by *** unless: (i) delays caused by such events exceed *** (***) Days in the *** during the period commencing on the Effective Date and ending on the date on which Contractor completes *** percent (***%) of the Facility; (ii) delays caused by such events exceed *** (***) Days in the *** during the period commencing on the day after the date on which Contractor completes *** percent (***%) of the Facility and ending on the date on which Contractor completes *** percent (***%) of the Facility; (iii) delays caused by such events exceed *** (***) Days in the *** during the period commencing on the day after the date on which Contractor completes *** percent (***%) of the Facility until the day that is *** (***) Days prior to ***; (iv) delays caused by such events occur on or after the day that is *** (***) Days prior to ***; or (v) items (i)-(iv) have resulted in delays in excess of *** (***) Days in the ***; provided, however, that *** must demonstrate that the events described in *** or *** of the first sentence of *** had an *** and *** impact to the Contractor *** set forth on the Construction Schedule and Contractor has used reasonable efforts to minimize and mitigate the impacts of any such events.

17.9    Enforceability. The Parties explicitly agree and intend that the provisions of this Article 17 shall be fully enforceable by any court exercising jurisdiction over any dispute between the Parties arising under this Agreement. Each Party hereby irrevocably waives any defenses available under law or equity relating to the enforceability of the liquidated damages provisions set forth in this Article 17 on the grounds that such liquidated damages provisions should not be enforced as constituting a penalty or a forfeiture.
INITIALS:    Owner: __________        Contractor: __________
ARTICLE 18.
FINAL COMPLETION

18.1    Generally. Contractor shall achieve Final Completion of the Facility by the earlier of (a) *** (***) Days after the Facility Substantial Completion Date and (b) *** (the “Guaranteed

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Final Completion Date”); provided that Contractor shall have an additional *** (***) Day cure period if Final Completion is not achieved. Subject to Section 18.2 and 18.3, Final Completion of the Facility means that all of the following conditions have been met:

(a)    Facility Substantial Completion has occurred;

(b)    the performance of the Work for the Facility is complete, including all Punch List Items or pursuant to Section 8.1(c), Owner has withheld any remaining Punch List Holdback to complete any items on the Project Punch List not completed by Contractor in accordance with the terms hereof;

(c)    Contractor has delivered all Contractor Submittals, including the final record as-built drawings;

(d)     Contractor has paid all bills from its Subcontractors related to the Project that are not in dispute;

(e)    no Contractor Liens shall be outstanding against the Project and Owner shall have received all required final lien waivers under Section 8.4;

(f)    Contractor has complied with its clean-up obligations pursuant to Section 3.15;

(g)    Contractor has paid all Block Delay Liquidated Damages, Facility Delay Liquidated Damages, Block Capacity Liquidated Damages and Final Capacity Liquidated Damages, if any, to the extent required in accordance with this Agreement;

(h)    if the *** has not been successfully completed as part of *** in accordance with Section 16.4(k), the *** has been successfully completed in accordance with the requirements set out in Exhibit 16A; and

(i)    Contractor shall have delivered the notice of Final Completion to Owner pursuant to Section 18.2.

18.2    Certificate of Final Completion. When Contractor considers that the Facility has achieved Final Completion in accordance with Section 18.1, it shall deliver to Owner a Certificate of Final Completion signed by Contractor, together with reasonable supporting documentation evidencing the satisfaction of the provisions in Section 18.1. Upon receipt of the Certificate of Final Completion from Contractor together with supporting documentation, Owner shall promptly, but in no event later than ten (10) Business Days from the date of receipt of Contractor's notice, either issue Contractor: (a) a countersignature to the Certificate of Final Completion, signed by Owner's Representative and stating that the Final Completion Date for the Facility is the date on which Contractor gave its notice to Owner under this Section 18.2; or (b) a written notice stating why Owner does not consider that Final Completion of the Facility has been achieved.

18.3    Failure to Achieve Final Completion. If Owner fails to issue a Certificate of Final Completion pursuant to Section 18.2(a) or a written notice under Section 18.2(b) above within

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ten (10) Business Days after receipt of Contractor's notice under Section 18.2, Final Completion shall be deemed to have been achieved as of the date Contractor gave its notice to Owner under Section 18.2. If Contractor receives a notice under Section 18.2(b) above, Contractor shall take the necessary steps to achieve Final Completion of the Facility at Contractor's cost. Upon completion of such corrective action, Contractor shall provide a new notice of Final Completion to Owner for approval and the procedures set forth under Sections 18.2 and 18.3 shall be repeated until such time as the Certificate of Final Completion has been accepted by Owner. Any disputes regarding the existence or correction of any alleged deficiencies shall be resolved under Article 28.

ARTICLE 19.

SUSPENSION OF THE WORK

19.1    Suspension for Non-Payment. Contractor may, upon five (5) Business Days' prior written notice to Owner, suspend the Work temporarily if Owner fails to pay any undisputed amount due and owing to Contractor hereunder by the date payment is due pursuant to Article 8. Contractor may not suspend the Work if Owner pays the amount owed within the five (5) Business Days after its receipt of a notice of suspension under this Section 19.1. Contractor's entitlement to suspend the Work under this Section 19.1 is separate from and in addition to its entitlement to terminate this Agreement for non-payment pursuant to Section 20.3(a).

19.2    Contractor Suspension. Owner may, upon five (5) Business Days' prior written notice to Contractor, direct Contractor to suspend its performance of all or any portion of the Work; provided that no prior written notice shall be required if such suspension is due to an imminent threat of material injury or damage to Persons or property or is the result of a material injury or damage to Persons or property or as otherwise required by Applicable Law. Upon the commencement of the suspension, Contractor shall stop the performance of the suspended Work except as may be necessary to carry out the suspension and protect and preserve the Work completed prior to the suspension. Contractor shall thereafter resume any suspended Work as soon as is practicable (taking into account the length of the suspension) after receipt of a written direction from Owner to resume the Work.

19.3    Extended Owner Suspension. With respect to suspensions for which Owner fails to allow or direct Contractor to resume the Work within *** (***) Days after the date of suspension under Section 19.1 or Section 19.2, Owner shall pay Contractor, without duplication to the payment of amounts payable in connection with a Change Order or otherwise, within thirty (30) Days after receipt of each invoice (which invoices shall be submitted on a monthly basis during the applicable suspension period for Contractor's incremental costs incurred with respect to such suspension), in each case to the extent actually and demonstrably incurred during the suspension period that are documented by Contractor to the reasonable satisfaction of Owner, to the extent attributable to the suspension, that are: (a) Direct Costs, (b) costs associated with the repair, replacement or refurbishment of any of the Equipment in accordance with Industry Standards, (c) costs incurred for the purpose of safeguarding or storing the Work and the Equipment at the point of fabrication, in transit, or at the Site in accordance with Industry Standards and the recommendations of the applicable manufacturers, (d) costs for required rescheduling of the Work, (e) for personnel, Subcontractors or rented Equipment, the payments for which, with

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Owner's prior written concurrence, are continued during the suspension period, (f) costs for extending applicable warranties for Facility Equipment and (g) costs otherwise incurred solely due to suspension of the Work.

19.4    Resumption of Work After Suspension. After the resumption of the performance of the Work, Contractor shall, after due notice to Owner, examine the Work affected by the suspension. Subject to Contractor's right to request a Change Order in accordance with Section 10.3 for cost and/or schedule relief for same, Contractor shall make good any defect, deterioration or loss of the construction or the Work affected that may have occurred during the suspension period. Subject to Section 19.5, as Contractor's remedy for same, any extension to the Construction Schedule shall be to the extent set forth in and in accordance with Section 10.3. If Contractor's costs increase despite Contractor's reasonable efforts to mitigate any such increases pursuant to Section 11.3, the Contract Price shall be increased by Contractor's incremental Direct Costs incurred by reason of the suspension, as a direct result of such suspension plus a mark-up of *** percent (***%), such adjustments to be set forth in a Change Order and added to the Contract Price.

19.5    Costs and Schedule Relief for Contractor-Caused Suspension. Notwithstanding anything to the contrary, Contractor shall bear its own costs incurred due to a suspension by Owner pursuant to Section 19.2 and Section 19.3 where such suspension is necessitated by a breach of this Agreement by Contractor due to any act or omission by any Contractor Party or Subcontractor and shall not be entitled to a change to the Construction Schedule or an extension of time to the Guaranteed Block Substantial Completion Dates, Guaranteed Facility Substantial Completion Date or Guaranteed Final Completion Date.

ARTICLE 20.

DEFAULTS AND REMEDIES

20.1    Contractor Events of Default. Contractor shall be in default of its obligations pursuant to this Agreement upon the occurrence of any one or more events of default set forth below (each, a “Contractor Event of Default”):

(a)    Contractor fails to pay any amount due and owing to Owner under this Agreement that is not disputed in good faith, and such failure remains outstanding for a period of twenty (20) Business Days or more after receipt of notice from Owner stating that if Contractor does not pay such amount Owner may terminate in accordance with Section 20.2; or

(b)    an Insolvency Event occurs with respect to Contractor or, while the Contractor Performance Security is required to be in place, SunPower Corporation; or

(c)    Contractor fails to maintain any insurance coverages required of it in accordance with Article 23 and Contractor fails to remedy such breach within thirty (30) Business Days after the date on which Contractor first receives a notice from Owner with respect thereto; or

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(d)    Contractor assigns or transfers this Agreement or any right or interest herein except in accordance with Article 26; or

(e)    Contractor fails to obtain and maintain the credit support requirements set forth in Exhibit 31 as and when required pursuant to the terms thereof; provided, however, that if Contractor fails to deliver the Acceptable Letter of Credit and/or *** as and when required by Exhibit 31, Owner may withhold additional amounts in accordance with Section 8.10; or

(f)    prior to the Final Completion Date, *** defaults in the performance of its obligations under the *** or the *** or the *** or the *** is invalid, no longer in effect or unenforceable for any reason (other than due to the acts or omissions of Owner); or

(g)    except as a result of an Owner Event of Default, a Force Majeure Event, an Excusable Event or such other event for which Contractor is entitled to schedule relief under Section 10.3 or during the pendency of a suspension under Section 19.3, Contractor Abandons the Work and Contractor fails to remedy such breach within ten (10) Business Days after receipt of notice from Owner; or

(h)    Contractor violates in any material respect any of the provisions of this Agreement not otherwise addressed in this Section 20.1 (except for Sections 17.1 and 17.2, the exclusive remedy for which is provided in Article 17), which violation remains uncured for thirty (30) Days following Contractor's receipt of written notice thereof from Owner; provided, that if such violation is capable of cure but cannot reasonably be cured within such thirty (30) Day period, then Contractor's right to cure shall extend beyond such thirty (30) Day period for so long as Contractor is diligently attempting to cure such violation; or

(i)    a representation or warranty made by Contractor in or pursuant to this Agreement was false or misleading in any material respect as of the date on which it was made and has not been cured within ten (10) Days after Contractor receives a notice from Owner with respect thereto; provided that such ten (10) Day limit shall be extended if: (i) such failure is reasonably capable of cure and curing such failure reasonably requires more than ten (10) Days; and (ii) Contractor commences such cure within such ten (10) Day period and diligently prosecutes and completes such cure within sixty (60) Days thereafter, in each case, after the date on which Contractor receives a Notice from Owner with respect thereto; or

(j)    SunPower Corporation defaults in the performance of its obligations under Contractor Performance Security or Contractor Performance Security ceases to be in full force and effect as required by Section 8.8 and, in either case, Contractor has failed to deliver a comparable replacement therefor within five (5) Business Days after such failure; or

(k)    if SCE terminates the PPA or CAISO terminates the Interconnection Agreement from an event of default or termination right thereunder resulting from (a)

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the negligence or willful misconduct of any Contractor Party or any Subcontractor in connection with this Agreement or (b) the failure of any Contractor Party or any Subcontractor to comply with any of its obligations or a breach under this Agreement; or

(l)    Contractor fails to comply with the requirements of Section 3.29; or

(m)    SunPower Corporation is in breach of or default under the Side Letter.

20.2    Owner Rights and Remedies. If a Contractor Event of Default occurs, subject to Article 29 and without permitting double recovery, Owner shall have the following rights and remedies and may elect to pursue any or all of them, in addition to any other rights and remedies that may be available to Owner hereunder, and Contractor shall have the following obligations:

(a)Owner may terminate this Agreement by giving notice of such termination to Contractor and, upon such termination:

(i)Contractor shall withdraw from the Site, shall assign (to the extent such subcontract may be assigned) to Owner (without recourse to Contractor) such of Contractor's subcontracts or purchase orders as Owner may request (in which case Contractor shall execute all assignments or other reasonable documents and take all other reasonable steps requested by Owner which may be required to vest in Owner all rights, set-offs, benefits and titles necessary to effect such assumption by Owner), and shall license, in the manner provided herein, to Owner all Intellectual Property Rights (to the extent not previously licensed in accordance with the terms hereof) of Contractor related to the Work reasonably necessary to permit Owner to complete or cause the completion of the Work, and in connection therewith Contractor authorizes Owner and its respective agents to use such information in completing the Work (and solely in connection with the Project), shall remove such materials, equipment, tools, and instruments used by and any debris or waste materials generated by Contractor in the performance of the Work as Owner may reasonably direct, and Owner may take possession of any or all Contract Documents necessary for completion of the Work (whether or not such Contract Documents are complete);

(ii)in respect of any *** making up a part of the Facility Equipment (other than *** installed in the Facility or delivered to the Site and previously paid for by Owner), upon Owner's request, Contractor shall cause *** or an Affiliate (with such Affiliate's obligations to be guaranteed by ***) to enter into a *** supply agreement with Owner to supply such *** to Owner at the price Owner would have paid had the *** been purchased hereunder and on other market terms and conditions that *** generally offers to unaffiliated third parties including a reasonable delivery schedule mutually agreed between Owner and *** and generally consistent with the Construction Schedule; and

(iii)if Owner terminates this Agreement, Owner may seek damages as provided in Section 20.5 or as otherwise provided.

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(b)Subject to a final determination of the amount of damages owing to Owner and to any deductions or offsets to which Owner is entitled under Section 20.2 (g), Owner shall pay Contractor the outstanding portion of the Contract Price due for all Work performed and Facility Equipment supplied by Contractor up to and including the date of termination;

(c)Contractor shall turn over to Owner all Facility Equipment and other materials paid for by Owner;

(d)Owner may proceed against the Contractor Performance Security in accordance with its terms;

(e)Owner may draw any of the Acceptable Letters of Credit or letters of credit in accordance with its terms;

(f)Subject to the dispute resolution procedures set forth in Article 28, Owner may seek equitable relief solely to cause Contractor to take action, or to refrain from taking action, pursuant to this Agreement;

(g)Any Block Delay Liquidated Damages or Facility Delay Liquidated Damages incurred by Contractor accruing as of the date of termination shall immediately cease to accrue; provided that Owner shall have the remedies in Article 17 for any delays or performance shortfalls to the extent caused by or attributable to Contractor;

(h)Owner may pursue the dispute resolution procedures set forth in Article 28 to enforce the provisions of this Agreement;

(i)Subject to the dispute resolution procedures set forth in Article 28 and without permitting double recovery, Owner may seek actual damages subject to the limitations of liability set out in this Agreement;

(j)Owner may pursue remedies in accordance with Section 20.6;

(k)Without limiting Contractor's right to assert any defenses with respect to such payment, Owner may make such payments, acting reasonably, that Contractor is failing to pay in connection with the relevant Contractor Event of Default and either offset the cost of such payment against payments otherwise due to Contractor under this Agreement or Contractor shall be otherwise liable to pay and reimburse such amounts to Owner;

(l)With respect to a termination by Owner due to Section 20.1(k), provided Owner has used reasonable efforts to mitigate any such damages, Contractor shall be liable for, as damages to Owner for loss of bargain and not as a penalty, all Losses of Owner associated with *** associated with the *** of the *** any amount that ***, or is *** to, from ***;

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(m)Provided Owner has used reasonable efforts to mitigate any such damages, Contractor shall be liable for all ***; and

(n)Provided Owner has used reasonable efforts to mitigate any such damages, Contractor shall be liable to Owner for: (i) all liquidated and other damages accrued under this Agreement up to the date of termination; and (ii) the difference between the *** of the *** and *** and *** to *** the *** and *** in accordance with the *** and ***.

20.3    Owner Event of Default. Owner shall be in default of its obligations pursuant to this Agreement upon the occurrence of any one or more events of default set forth below (each, an “Owner Event of Default”):

(a)    Owner fails to pay any amount of the Contract Price owing under this Agreement that is not disputed in good faith, and such failure remains outstanding for a period of twenty (20) Business Days after Owner has received a notice of such payment default from Contractor stating that if Owner does not pay such amount Contractor may terminate in accordance with Section 20.4; or

(b)    An Insolvency Event occurs with respect to Owner or, while the Equity Contribution Agreement is required to be in place, MEHC; or

(c)    Owner fails to maintain any insurance coverages required of it in accordance with Article 23 and Owner fails to remedy such breach within thirty (30) Days after the date on which Owner first receives a notice from Contractor with respect thereto; or

(d)    Owner violates in any material respect any of the provisions of this Agreement not otherwise addressed in this Section 20.3, which violation remains uncured for thirty (30) Days following Owner's receipt of written notice thereof from Contractor; provided, that if such violation is capable of cure but cannot reasonably be cured within such thirty (30) Day period, then Owner's right to cure shall extend beyond such thirty (30) Day period for so long as Owner is diligently attempting to cure such violation; or

(e)    Owner assigns or transfers this Agreement or any right or interest herein except in accordance with Article 26; or

(f)    *** defaults in the performance of its obligations under the *** or the *** is invalid, no longer in effect or unenforceable for any reason and Owner has failed to deliver a replacement therefor acceptable to Contractor within five (5) Business Days after such failure, in each case while the *** is required to be in place.

20.4    Contractor Rights and Remedies. If an Owner Event of Default occurs, subject to Article 29 and Section 20.5 and without permitting double recovery, Contractor shall have the following rights and remedies and may elect to pursue any or all of them, in addition to any other rights and remedies that may be available to Contractor hereunder:

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(a)     Contractor may terminate this Agreement upon providing notice of such termination to Owner;

(b)    Contractor shall be compensated by Owner for any and all amounts due and owing from Owner under this Agreement;

(c)    Contractor may proceed against the ***;

(d)    Subject to the dispute resolution procedures set forth in Article 28, Contractor may seek equitable relief to preserve its rights during the pendency of any dispute or to enforce its rights under this Agreement;

(e)    Contractor may suspend the Work by giving notice of such suspension to Owner concurrently with or at any time after Contractor gives Owner notice described in Section 20.3(a);

(f)    Contractor may pursue the dispute resolution procedures set forth in Article 28 to enforce the provisions of this Agreement;

(g)    Contractor may pursue remedies in accordance with Section 20.6.

20.5    Termination Payment.

(a)    Upon termination for an Owner Event of Default, as Contractor's sole and exclusive remedy for compensation arising out of the Owner Event of Default permitting termination of this Agreement:

(i)Owner shall pay to Contractor all amounts due to Contractor through the effective date upon which the termination occurred as set forth on the Payment Schedule, plus amounts in payment of partially completed milestones in the Construction Schedule;

(ii)Owner shall, on the date that is thirty (30) Days after Owner's receipt of an Application for Payment therefor, pay the applicable Termination Payment due to Contractor;

(iii)Owner shall, for a period of *** (***) years after Contractor's *** for such Owner Event of Default, be obligated to provide a *** in accordance with ***.

(b)    In addition to the remedies provided in ***, upon termination of this Agreement for a Contractor Event of Default, subject to Article 29, Owner shall be entitled to recover from Contractor promptly upon notice to Contractor, as damages for *** and not as a penalty, (*** to all other amounts Owner is *** to recover under this Agreement, *** any liquidated damages *** prior to such termination) an amount equal to the *** and *** of *** the *** (taking into account the requirements of the *** and including *** for *** required as a consequence of such ***) minus those *** that would have been *** to *** but for such *** and, to the extent applicable, *** shall

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*** for the *** of all *** prior to ***, including *** prior to such *** and *** of any ***). Upon determination of the total cost of such ***, Owner shall notify Contractor in writing of the amount, if any, that Contractor shall pay Owner.

(c)    The obligations of this Section 20.5 shall survive the termination of this Agreement.

20.6    Termination Right Not Exclusive. Subject to Section 20.5(a) and Section 20.7, a Party's right to terminate this Agreement pursuant to this Article 20 is in addition to, and without derogation from, any other rights and remedies such Party may have against the other Party under this Agreement or any Applicable Law, and each Party expressly reserves all such rights and remedies it may have against the other Party, whether in contract, tort or otherwise.

20.7    Termination Events for Extended Force Majeure.

(a)    In addition to the other rights and remedies set forth in this Article 20, in the event that a Force Majeure Event has occurred and has persisted for a period in excess of *** (***) consecutive months and such Force Majeure Event adversely affects a significant portion of the Work, Contractor may elect to terminate this Agreement upon providing notice of such termination to Owner.

(b)    In the event of such termination, *** shall *** the applicable ***.

(c)    All obligations that expressly survive the termination of this Agreement in accordance with Section 30.1, including any indemnification obligations (provided that Owner cannot make any indemnity claim pursuant to Section 24.1(c)), shall survive a termination pursuant to this Section 20.7. For the avoidance of doubt, Contractor will have no obligations or liability under Section 17.8 after termination of this Agreement pursuant to this Section 20.7.

(d)    The obligations under this Section 20.7 shall survive any termination of this Agreement.

20.8    Contractor Conduct. Upon issuance of a notice of termination pursuant to this Article 20, Contractor shall: (a) cease operations as directed by Owner in the notice; (b) take action necessary, or that Owner may reasonably direct, for the protection and preservation of the Work; and (c) except for Work directed to be performed prior to the effective date of termination stated in such notice, or except as expressly requested by Owner or under Section 20.2(a)(i), terminate all existing subcontracts and purchase orders that are terminable without premium, penalty or termination charges and enter into no further subcontracts and purchase orders with respect to the Work or the Project.

ARTICLE 21.
WARRANTIES

21.1    Sole Warranty. Except as set forth in Section 2.1 and Section 13.4(a), (a) the Warranties provided in this Article 21 shall be Contractor's sole warranty with respect to the

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Work and the Facility and (b) Contractor does not make (and hereby expressly disclaims) any other warranties of any kind whatsoever.

21.2    No Liens or Encumbrances. To the extent Owner's payments to Contractor are fully made in accordance with this Agreement, Contractor warrants that title to all Work, materials and Facility Equipment provided by Contractor and its Subcontractors and Suppliers hereunder shall pass to Owner free and clear of all Contractor Liens. Contractor shall diligently pursue the removal and discharge of any lien filings relating to Contractor Liens.

21.3    Defect Warranty. Contractor warrants to Owner:

(a)    Defect Warranty. That a Block, all Facility Equipment furnished by Contractor and any of the Subcontractors and other Work, including installation shall, upon the Block Substantial Completion Date for such Block: (i) be free from defects in materials, construction, fabrication and workmanship; (ii) be new and unused (except for use as part of the Facility); (iii) be of good quality and in good condition and (iv) conform to the applicable requirements of the Scope of Work in effect as of (x) prior to the Facility Substantial Completion Date, the applicable Block Substantial Completion Date and (y) after the Facility Substantial Completion Date, the Facility Substantial Completion Date (collectively, the “Defect Warranty”). For the avoidance of doubt, the Defect Warranty shall not include the Modules, defects of which are covered by the Module Warranty.

(b)    ***

21.4    Warranty Period.

(a)    Defect Warranty Period. With respect to any Block (and any Facility Equipment furnished by Contractor and any of the Subcontractors and all other Work including installation services, by the Block Substantial Completion Date of such Block), the Defect Warranty shall commence on the Block Substantial Completion Date of such Block and end on the later to occur of (i) the *** (***) year anniversary of the relevant Block Substantial Completion Date and (ii) *** (***) months after the Facility Substantial Completion Date (such period, the “Defect Warranty Period”) and Contractor shall have no liability under the Defect Warranty for any Defect Warranty claims submitted by Owner from and after the expiration of the Defect Warranty Period; provided that a claim may be made by Owner within thirty (30) Days after the end of a Defect Warranty Period for a matter which arose within such Defect Warranty Period; provided, further, however, that the Defect Warranty Period for any item or part required to be re-performed, repaired, corrected or replaced following discovery of a defect during the applicable Defect Warranty Period shall continue until the end of the later of (A) the expiration of such Defect Warranty Period and (B) *** (***) year from the date of completion of such repair, re-performance, correction or replacement.

(b)    ***

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(c)    Warranty Claims. With respect to warranty claims under Section 21.4(a) or Section 21.4(b) Contractor shall be liable to Owner in connection with such defects prior to the end of the applicable Warranty Period so long as Owner complies with its notice obligations under this Article 21.

21.5    Exclusions. The Defect Warranty *** shall not apply to damage to or failure of any Work or Facility Equipment to the extent such damage or failure is caused by the following, provided that in no event shall the breach or fault of a Contractor Party, including O&M Provider, be the basis of an exclusion from the Defect Warranty ***:

(a)    a failure by Owner or its representatives, agents or contractors (other than O&M Provider under the O&M Agreement) to maintain such Work or Facility Equipment in accordance with Industry Standards or in accordance with the recommendations set forth in the Required Manuals;

(b)    operation of such Work or Facility Equipment by Owner or its representatives, agents or contractors (other than O&M Provider under the O&M Agreement) in excess of or outside of the operating parameters or specifications for such Work or Facility Equipment as set forth in the Required Manuals;

(c)    any repairs, adjustments, alterations, replacements or maintenance that may be required as a result of normal wear and tear; provided, however, that this exclusion shall not operate to limit any warranties or guarantees set forth in the O&M Agreement, the Module Warranty or the Performance Guaranty Agreement;

(d)    (i) a Force Majeure Event or (ii) *** arising after the Effective Date that is caused by an *** during the applicable Warranty Period;

(e)    to the extent arising out of or resulting from a specific written direction of Owner relating to the Work and/or the Facility which Contractor has followed, provided that any such defect or deficiency is not the result of Contractor's or any Supplier's or Subcontractor's (or of any of their respective personnel's, subcontractors' or agents') failure to properly implement the Work in accordance with this Agreement and Contractor notified Owner that following such direction would affect the applicable Defect Warranty ***;

(f)    damage caused by rodents, insects, other animals, or plant life that are atypical of the Site; or

(g)    any modifications or enhancement to the Facility, or alterations, repairs or replacements performed by Owner or any Owner contractor after the relevant Block Substantial Completion not executed in accordance with the Required Manuals, Applicable Law or Industry Practices to the extent that Contractor has not provided prior written approval (and Owner agrees to reimburse Contractor for its reasonable costs incurred in reviewing and analyzing any request for such an approval).

21.6    Correction of Defects.

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(a)    Notice of Warranty Claim. If, during the applicable Warranty Period or within thirty (30) Days thereafter, Owner provides notice to Contractor within a reasonable period after discovery that the applicable portion of the Facility has manifested a defect during the Defect Warranty Period ***, then Contractor as promptly as practicable, but in no event later than five (5) Days following receipt of such notice, shall inspect such claimed warranty defect or nonconformance, and at Contractor's own cost and expense as promptly as practicable refinish, repair or replace, at its option, such non-conforming or defective part of the Facility or Work and resulting property damage to the Project caused by such defective Work. Contractor shall pay the cost of removing any defective component, the costs of shipping and installation of replacement parts in respect of a defect, and the cost of re-performing, repairing, replacing or testing such item as shall be necessary to cause conformance with the Defect Warranty ***. The timing of the work to be completed with respect to any such remediation or repair shall be subject to Owner's approval. Such remediation or repair shall be considered complete when the applicable defect has been corrected by the affected equipment or parts being restored to Technical Specifications and the other requirements of this Agreement and the Contract Documents, and compliance with Applicable Laws, Industry Standards and Applicable Permits. Notwithstanding the foregoing, if the Facility shall fail to satisfy the applicable Warranty during the applicable Warranty Period, and such failure endangers human health or property or materially and adversely affects the operation of the Facility, Contractor shall correct the failure as soon as is practicable or, if Contractor does not so correct such failure, Owner shall be permitted to correct such failure at Contractor's sole cost pursuant to Section 21.6(b). For the purposes of this Section 21.6(a), manifestation of a defect shall include failure to function and physical damage.

(b)    Failure of Contractor to Perform Warranty Work. If after Block Substantial Completion, Contractor does not use its reasonable efforts to proceed to complete the applicable Warranty work, or cause any relevant Subcontractor or Supplier to proceed to complete the Warranty work, required to satisfy any Warranty claim properly asserted under the terms of this Article 21 in accordance with the terms hereof, Owner shall, after giving Contractor notice of Owner's intent to perform the remedial Warranty work itself at least three (3) Business Days prior to Owner's commencement of any such remedial Warranty work, have the right to perform the necessary Warranty work to remedy the Warranty claim, or have third parties perform the necessary Warranty work and Contractor shall bear the reasonable costs thereof. If Contractor (or the relevant Subcontractor or Supplier) implements a plan to diligently perform the Warranty work to satisfy such Warranty claim during such three (3) Business Day period, and thereafter diligently prosecutes the execution of such plan, Owner shall not perform, or cause any third party to perform, such Warranty work. If a defect or other nonconformance to the applicable Warranty arises during the applicable Warranty Period and such defect or nonconformance occurs under circumstances where there is an immediate need for repairs due to the endangerment of human health or property, Owner may perform such Warranty work for Contractor's account; provided, however, that upon completion of such work, Owner shall provide Contractor notice of, and an opportunity to inspect, such Warranty work. Within seven (7) Days after receiving the notice referenced in the preceding sentence, Contractor shall inspect such

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work performed by Owner and either (i) ratify Owner's work or (ii) elect to repair or otherwise correct Owner's work. In the event that Contractor elects to proceed pursuant to sub-clause (ii), Contractor shall complete such work, as necessary under the circumstances, with reasonable promptness. If Owner performs or causes third parties to perform such Warranty work as set forth above, Owner shall provide reasonable access to Contractor to the Facility to observe Owner's and its Affiliates' or any third party's performance of the Warranty work. The performance of Warranty work, either performed by Owner or performed by third parties engaged by Owner which was performed in accordance with the applicable provisions of this Agreement related to such Warranty work that Contractor, had it performed the Warranty work itself, would have observed to comply with this Agreement, shall be deemed covered by the Warranties, and Contractor shall reimburse Owner for all reasonable costs, charges and expenses incurred by Owner in connection therewith plus *** percent (***%).

(c)    Enforcement by Owner.

(i)    Major Facility Equipment Warranties. Contractor shall obtain or has obtained warranties for the Equipment supplied by the Major Subcontractors (other than the Modules) (the “Major Facility Equipment Warranties”). Upon Owner's request, Contractor shall deliver to Owner copies of any Major Facility Equipment Warranty.

(ii)    Assignment. All Major Facility Equipment Warranties shall be assignable to Owner. If a Contractor Event of Default exists and this Agreement has been terminated in accordance with Article 20, or otherwise at the end of each Defect Warranty Period, Contractor shall assign to Owner (unless previously assigned), or otherwise hold in trust on behalf of Owner until such assignment shall occur, at the request and direction of Owner, all unexpired Major Facility Equipment Warranties, subject to the terms and conditions of any such warranties; provided that, notwithstanding such assignment, Contractor shall be entitled to enforce each such warranty to the exclusion of Owner through the earlier of the termination of this Agreement in accordance with Article 20 and the end of the applicable Defect Warranty Period. Notwithstanding the foregoing, Contractor shall not be obligated to assign any claims of Contractor with respect to any Major Subcontractor then or thereafter existing so long as Contractor is performing its obligations under this Article 21. At Owner's request, Contractor shall deliver to Owner, at the end of each Defect Warranty Period (unless previously provided), copies of all subcontracts containing such Major Facility Equipment Warranties with appropriate redactions of the financial and other terms thereof unrelated to the warranties assigned.

21.7    Module Warranty and Performance Guaranty Agreement. Contractor shall issue (or shall cause an Affiliate thereof to issue) warranties for the Modules in accordance with the SunPower Limited Product and Power Warranty for PV Modules attached as Exhibit 14 (the “Module Warranty”) and shall guarantee the performance of the Modules in accordance with the Performance Guaranty Agreement attached as Exhibit 28 (the “Performance Guaranty

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Agreement”). No claim under the Module Warranty or Performance Guaranty Agreement shall be invalidated due to the acts or omissions of Contractor or its Subcontractors.

21.8    Limitations On Warranties. EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS SET FORTH IN SECTION 2.1 and Section 13.4(a), AND THIS ARTICLE 21, CONTRACTOR DOES NOT MAKE ANY EXPRESS WARRANTIES OR REPRESENTATIONS, OR ANY IMPLIED WARRANTIES OR REPRESENTATIONS, OF ANY KIND, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE. THE REMEDIES PROVIDED FOR IN THIS ARTICLE 21 WITH RESPECT TO ANY WORK WHICH FAILS TO SATISFY THE DEFECT WARRANTY DURING THE APPLICABLE DEFECT WARRANTY PERIOD *** SHALL BE THE SOLE AND EXCLUSIVE REMEDIES OF OWNER AS A RESULT OF SUCH FAILURE. This Section 21.8 does not operate to limit any warranties or guarantees set forth in the O&M Agreement, the Module Warranty or the Performance Guaranty Agreement.

ARTICLE 22.

PUBLICITY

22.1    Signage. Subject to the prior approval of Owner, which shall not be unreasonably withheld, Contractor shall have the right to erect signage at a prominent location on the Site indicating Contractor's role as designer and builder of the Facility. Contractor's name may remain on such signage from the Effective Date until the *** (***) anniversary of the Final Completion Date. Any such signage shall comply with Applicable Laws and Owner/lessor requirements and shall not interfere with the operation of the Facility.

22.2    Press Releases. Subject to Section 25.1, as applicable, the Parties shall jointly agree upon the necessity and content of any press release in connection with the matters contemplated by this Agreement. Contractor shall coordinate with Owner with respect to, and provide Owner advance copies of the text of, any proposed announcement or publication that may include any non-public information concerning the Work prior to the dissemination thereof to the public or to any Person other than Subcontractors, Suppliers or advisors of Contractor, in each case, who agree to keep such information confidential. A Party shall not disseminate any such announcement or publication without the other Party's consent, not to be unreasonably withheld.

22.3    Contractor's Continued Access to Information and the Site.

(a)    Notwithstanding anything to the contrary in this Section 22.3, Contractor shall have the right to utilize general information about the Project, including photographs, in its promotional materials and public statements. All Contractor usage of general information about the Project, including promotional materials, public statements or photographs, must indicate that Owner is the owner of the Project and cannot disparage the Project or operation of it or Owner or any of its Affiliates.

(b)    So long as this Agreement has not been terminated for a Contractor Event of Default, through the Final Completion Date, Contractor shall request access to the Facility by telephone or email to Owner not less than one (1) week prior to any

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desired visit to the Site and after the Final Completion Date, all requests for Contractor's access to the Site for any tours made by Contractor shall be subject to Owner's consent, not to be unreasonably withheld. Owner shall have the right to join on any tours by Contractor, including those tours with media, political and community members.

(c)    Contractor shall require all Contractor personnel and guests admitted to the Site to observe all applicable safety and security standards. Contractor shall provide a copy of any photographs, video, or other promotional material to Owner for review and approval prior to release. Owner may utilize photographs and video of the completed Project (or any completed portion thereof) in connection with public statements, for promotional purposes or otherwise.

ARTICLE 23.

INSURANCE

23.1    Contractor's Insurance. Contractor shall, at its expense, procure or cause to be procured, and maintain or cause to be maintained, the policies of insurance and corresponding coverages specified in Part I of Exhibit 15 (“Contractor's Insurance”). Unless otherwise specified in Exhibit 15, Contractor's Insurance shall commence no later than the Effective Date and shall remain in full force and effect at all times from commencement of the Work until Final Completion, unless required for a longer or shorter period in accordance with Exhibit 15.

23.2    Owner's Insurance. Owner shall, at its expense, procure or cause to be procured, and maintain or cause to be maintained, the policies of insurance and corresponding coverages specified in Part II of Exhibit 15 (“Owner's Insurance”). Owner's Insurance shall commence on the Effective Date and shall remain in full force and effect at all times until the expiration of the last Warranty Period, unless required for a longer or shorter period in accordance with Exhibit 15. Subject to the prior agreement of the Parties and the affected insurers, Owner's Insurance may be included, at Owner's cost and responsibility, under one or more policies of Contractor's Insurance.

23.3    Ratings. All policies of insurances required or otherwise contemplated under this Agreement shall be provided by insurance companies having an A.M. Best Insurance Reports rating of A- X or better, and shall otherwise be in accordance with the requirements of this Article 23 and Exhibit 15.

23.4    Policy Requirements. Contractor's Commercial General Liability and Worker's Compensation insurance policies shall: (a) provide for a waiver of subrogation rights against Owner and all Owner Parties and Financing Parties, and of any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of that policy; and (b) list Owner and the Owner Parties as “additional insured” with respect to liability arising out of or in connection with the Work by or on behalf of Contractor, excluding any contributory liability of Owner or any Owner Parties.

23.5    No Limitation and Release. Unless otherwise expressly provided in this Agreement, the insurance policy limits set forth in Exhibit 15 shall not be construed to limit the liability of the insured Party under this Agreement. Notwithstanding the foregoing sentence, each Party releases and waives any and all rights of recovery against the other Party and all of its Affiliates, subsidiaries, employees, successors, permitted assigns, insurers and underwriters that the other Party may otherwise have or acquire in, or from, or in any way connected with, any loss covered by policies of insurance maintained or required to be maintained by that Party pursuant to this Agreement or because of deductible clauses in or inadequacy of limits of any such policies of insurance.

23.6    Reduction or Ceasing to be Maintained. If at any time the insurance to be provided by Owner or Contractor hereunder shall be reduced or cease to be maintained, then (without limiting the rights of the other Party in respect of any default that arises as a result of such failure) the other Party may at its option take out and maintain the insurance required hereby and, in such event, (a) Owner may withhold the cost of insurance premiums expended for such replacement insurance from any payments to Contractor, or (b) Owner shall promptly reimburse Contractor for the premium of any such replacement insurance, as applicable.

23.7    Expiration. With respect to any insurance carried by Contractor which may expire before the date specified in Section 23.1, Contractor shall, at least one (1) month prior to the relevant policy renewal date, submit to Owner certificates of insurance, insurer binders or other satisfactory evidence that coverage required by this Article 23 has been renewed.

ARTICLE 24.

INDEMNITY

24.1    Contractor Indemnity. Contractor shall indemnify, hold harmless and defend Owner and all Owner Parties from and against the following:

(a)    all Losses arising from third-party claims for property damage, personal injury or bodily injury or death to the extent caused by any negligent, willful, reckless or otherwise tortious act or omission (including strict liability) of Contractor, any Subcontractor, or anyone directly or indirectly employed by any of them, or anyone for whose acts such Person may be liable during the performance of the Work or from performing or from a failure to perform any of its obligations under this Agreement, or any curative action under any Warranty following performance of the Work;

(b)    all Losses associated with a take of a protected species if any are found on the Site during the performance of the Work;

(c)    all Losses, including ***, under the PPA or Interconnection Agreement (including liquidated damages) attributable to a Non-Excusable Event and, subject to the provisions of Section 24.6, if SCE terminates the PPA for any reason resulting from Contractor's failure to achieve the Facility Substantial Completion Date by the Commercial Operation Deadline, provided that Owner has used reasonable efforts to

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mitigate such damages, as damages to Owner for loss of bargain and not as a penalty, all Losses of Owner associated with *** less ***;

(d)    Losses sustained by Owner as a result of Contractor's breach of Section 3.29;

(e)    all Losses incurred by Owner as a result of a claim under the Project Labor Agreement against Owner arising from the construction of the Project and performance of the Work;

(f)    all Losses that directly arise out of or result from all claims for payment of compensation for Work performed hereunder, whether or not reduced to a lien or mechanics lien, filed by Contractor or any Subcontractors, or other persons performing any portion of the Work, including reasonable attorneys' fees and expenses incurred by any Owner Party in discharging any Contractor Lien, except to the extent of a breach by Owner in relation to any obligation it has to make a payment under this Agreement;

(g)    all Losses that directly arise out of or result from employers' liability or workers' compensation claims filed by any employees or agents of Contractor or any of the Subcontractors, regardless of negligence of Owner or any Owner Party contributing to such Losses;

(h)    all Losses arising from third-party claims, including by Subcontractors and for property damage, personal injury or bodily injury or death that directly or indirectly arise out of or result from the failure of Contractor or any of the Subcontractors to comply with the terms and conditions of Applicable Laws during their performance of the Work;

(i)    all fines or penalties issued by any Governmental Authority that directly arise out of or result from the failure of the Project (or any portion thereof), as designed, constructed and completed by Contractor or any Subcontractor, to be capable of operating in compliance with all Applicable Laws or the conditions or provisions of all Applicable Permits (to the extent the Applicable Permits relate to the Work), in each case, as in effect as of the Facility Substantial Completion Date;

(j)    any and all fines, penalties or assessments issued by any Governmental Authority that Owner may incur as a result of executing any applications to any such Governmental Authority at Contractor's request;

(k)    all Losses arising from claims by any Governmental Authority that directly or indirectly arise out of or result from the failure of Contractor to pay, as and when due, all Taxes (other than Owner Taxes), fees or charges of any kind imposed by any Governmental Authority for which Contractor is obligated to pay pursuant to the terms of this Agreement;

(l)    all Losses arising from claims by any Governmental Authority claiming Taxes (other than Owner Taxes) based on gross receipts or on income of Contractor, any of the Subcontractors, or any of their respective agents or employees with respect

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to any payment for the Work made to or earned by Contractor, any of the Subcontractors, or any of their respective agents or employees under this Agreement;

(m)    all fines or penalties issued by, and other similar amounts payable to, any Governmental Authority that arise out of or result from the failure of Contractor, a Subcontractor or any of their respective agents or employees to comply with any Applicable Permit, except where such non-compliance is excused pursuant to the terms of this Agreement;

(n)    all Losses arising from claims by the counterparties to the agreements setting forth the Real Property Rights arising out of or in connection with Contractor's performance of the Work, including any crop damages;

(o)    all Losses, including claims for property damage, personal injury or bodily injury or death, whether or not involving damage to the Project or the Site, that arise out of or result from:

(i)    the use of Hazardous Materials by Contractor or any of its Subcontractors in connection with the performance of the Work, which use includes the storage, transportation, processing or disposal of such Hazardous Materials by Contractor or any of its Subcontractors, whether lawful or unlawful;

(ii)    any Release in connection with the performance of the Work by Contractor or any of its Subcontractors (except as provided in Section 24.2(e)); or

(iii)    any enforcement or compliance proceeding commenced by or in the name of any Governmental Authority because of an alleged, threatened or actual violation of any Applicable Law by Contractor or any of its Subcontractors with respect to Hazardous Materials in connection with the performance of the Work.

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24.2    Owner Indemnity. Owner shall indemnify, hold harmless and defend Contractor and all Contractor Parties from and against the following:

(a)    all Losses arising from third-party claims for property damage, personal injury or bodily injury or death to the extent caused by any negligent, willful, reckless or otherwise tortious act or omission (including strict liability) during the performance by Owner or any Affiliate, or anyone directly or indirectly employed by any of them, or anyone for whose acts such Person may be liable, of their obligations or from a failure to perform any of their obligations under this Agreement;

(b)    all Losses arising from third-party claims, including claims for property damage, personal injury or bodily injury or death that directly or indirectly arise out of or result from the failure of Owner to comply with the terms and conditions of Applicable Laws;

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(c)    all Losses arising from claims by any Governmental Authority that directly or indirectly arise out of or result from the failure of Owner to pay, as and when due, all Owner Taxes for which Owner is obligated to pay pursuant to the terms of this Agreement;

(d)    all Losses that directly arise out of or result from employers' liability or workers' compensation claims filed by any employees or agents of Owner, regardless of negligence of any Contractor Party or Subcontractor contributing to such Losses;

(e)    all Losses, including claims for property damage, personal injury or bodily injury or death that directly or indirectly arise out of or result from:

(i)    the presence or existence of Hazardous Materials at the Site brought onto or generated at the Site by Owner after the Effective Date; or

(ii)    any Release by Owner or its Affiliates, where such Hazardous Materials were brought onto the Site by Contractor or any Subcontractor in accordance with the terms of this Agreement and all Applicable Laws;

(f)    any and all fines, penalties or assessments issued by any Governmental Authority that Contractor may incur as a result of executing any applications to any such Governmental Authority at Owner's request; and

(g)    all fines or penalties issued by, and other similar amounts payable to, any Governmental Authority that arise out of or result from the failure of Owner, or any of its contractors, agents or employees, to comply with any Owner Acquired Permit, except where such non-compliance is excused pursuant to the terms of this Agreement.

24.3    Patent Infringement and Other Indemnification Rights.

(a)    Contractor shall defend, indemnify, and hold harmless the Owner Parties against all Losses arising from any Intellectual Property Claim. If Owner provides notice to Contractor of the receipt of any such claim, Contractor shall, at its own expense settle or defend any such Intellectual Property Claim and pay all damages and costs, including reasonable attorneys' fees, awarded against Owner. In addition to the indemnity set forth above, if Owner is enjoined from completing the Project or any part thereof, or from the use, operation, or enjoyment of the Project or any part thereof, as a result of a final, non-appealable judgment of a court of competent jurisdiction or as a result of injunctive relief provided by a court of competent jurisdiction, Contractor shall use its best efforts to have such injunction removed at no cost to Owner; and Contractor shall, at its own expense and without impairing the performance requirements set forth in this Agreement: (a) procure for Owner, or reimburse Owner for procuring, the right to continue using the infringing service, Facility Equipment or other Work; (b) if the obligation set forth in subclause (a) is not commercially feasible, modify the infringing service, Facility Equipment or other Work with service, Facility Equipment or other Work, as applicable, with substantially the same performance, quality and expected life, so that the same becomes non-infringing; or (c) if the obligations set forth in subclauses

(a) and (b) are not commercially feasible, replace the infringing service, Facility Equipment or other Work with non-infringing service, Facility Equipment or other Work, as applicable, of comparable functionality and quality; provided that in no case shall Contractor take any action which adversely affects Owner's continued use and enjoyment of the applicable service, Facility Equipment, or other Work without the prior written consent of Owner.

(b)    Notwithstanding anything set forth in Section 24.3(a) to the contrary, Contractor shall have no indemnity obligations under Section 24.3(a) for any Intellectual Property Claim to the extent arising from or in connection with (i) any modification of the Work by Owner or any third party (other than O&M Provider or any other Contractor Party or any Subcontractor) of the Work, the Facility, any Block, Module, Equipment or other goods, materials, supplies, items or services provided by Contractor (or any of its Affiliates or Subcontractors) that was not, in either case, authorized by Contractor, O&M Provider, any other Contractor Party or any
Subcontractor or (ii) Owner's material variation from Contractor's recommended written procedures for using the Work (unless otherwise authorized by Contractor, O&M Provider, any other Contracting Party or any Subcontractor).

(c)    Owner's acceptance of the supplied materials and equipment or other component of the Work shall not be construed to relieve Contractor of any obligation hereunder.

24.4    Environmental Indemnification. The scope of Contractor's and Owner's indemnification obligations with respect to environmental matters are addressed in Section 24.1(o), Sections 12.6 and 12.7.

24.5    Right to Defend. If any claim is brought against a Party, then the other Party shall be entitled to participate in, and, unless a conflict of interest between the Parties may exist with respect to such claim, assume the defense of such claim, with counsel reasonably acceptable to the Indemnitee in accordance with this Section 24.5. An Indemnitee shall provide Notice to the Indemnifying Party, within thirty (30) Days after receiving Notice of the commencement of any legal action or of any claims or threatened claims against such Indemnitee in respect of which indemnification may be sought pursuant to the foregoing provisions of this Article 24 or any other provision of this Agreement providing for an indemnity (such notice, a “Claim Notice”). The Indemnitee's failure to give, or tardiness in giving, such Claim Notice will reduce the liability of the Indemnifying Party only by the amount of damages attributable and prejudicial to such failure or tardiness, but shall not otherwise relieve the Indemnifying Party from any liability that it may have under this Agreement. If the Indemnifying Party assumes the defense, the Indemnitee shall have the right to employ separate counsel in any such proceeding and to participate in (but not control) the defense of such claim, but the fees and expenses of such counsel shall be borne by the Indemnitee unless the Indemnifying Party agrees otherwise; provided that if the named parties to any such proceeding (including any impleaded parties) include both the Indemnitee and the Indemnifying Party, the Indemnifying Party requires that the same counsel represent both the Indemnitee and the Indemnifying Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, then the Indemnitee shall have the right to retain its own counsel at the cost and expense of the Indemnifying Party. If the Indemnifying Party does not assume the defense of the Indemnitee, does not diligently prosecute such defense, or if a conflict precludes counsel for Indemnifying Party from providing the defense, then the Indemnitee shall have the absolute right to control the defense of such claim and the fees and expenses of such defense, including reasonable attorneys' fees of the Indemnitee's counsel, reasonable costs of investigation, court costs and other costs of suit, arbitration, dispute resolution or other proceeding, and any reasonable amount determined to be owed by Indemnitee pursuant to such claim, shall be borne by the Indemnifying Party, provided that the Indemnifying Party shall be entitled, at its expense, to participate in (but not control) such defense and the Indemnifying Party shall reimburse the Indemnitee on a monthly basis for such costs and expenses. Subject to all of the foregoing provisions of this Section 24.5 as between the Parties, the Indemnifying Party shall control the settlement of all claims, in coordination with any insurer as required under the applicable insurance policies in Article 23 as to which it has assumed the defense; provided that to the extent the Indemnifying Party, in relation to such insurer, controls settlement: (a) such settlement shall include a dismissal of the claim and an explicit release from the party bringing such claim or other proceedings of all Indemnitees; and (b) the Indemnifying Party shall not conclude any settlement without the prior approval of the Indemnitee, which approval shall not be unreasonably withheld or delayed; provided further that except as provided in the preceding sentence concerning the Indemnifying Party's failure to assume or to diligently prosecute the defense of any claim, no Indemnitee seeking reimbursement pursuant to the foregoing indemnity shall, without the prior written consent of the Indemnifying Party, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding for which indemnity is afforded hereunder unless such Indemnitee reasonably believes that the matter in question involves potential criminal liability against such Indemnitee. Other than as provided in this Section 24.5, Indemnifying Party shall not settle any claim without the prior written approval of the Indemnitee, which approval shall not be unreasonably withheld, delayed or conditioned. The Indemnitee shall provide reasonable assistance to the Indemnifying Party when the Indemnifying Party so requests, at the Indemnifying Party's expense, in connection with such legal action or claim, including executing any powers-of-attorney or other documents required by the Indemnifying Party with regard to the defense or indemnity obligations.

24.6    Defense to Indemnification Obligations. Contractor hereby agrees that *** as a defense to liability under Section 24.1(c) for the failure to achieve Facility Substantial Completion by the Commercial Operation Deadline (which date shall be extended by any extensions to the Commercial Operation Date granted by SCE under the PPA) the occurrence of events described in *** or *** of the *** sentence of *** unless: (a) delays caused by such events exceed sixty (60) Days in the aggregate during the period commencing on the Effective Date and ending on the date on which Contractor completes fifty percent (50%) of the Facility; (b) delays caused by such events exceed thirty (30) Days in the aggregate during the period commencing on the day after the date on which Contractor completes fifty percent (50%) of the Facility and ending on the date on which Contractor completes seventy five percent (75%) of the Facility; (c) delays caused by such events exceed fifteen (15) Days in the aggregate during the period commencing on the day after the date on which Contractor completes seventy five percent (75%) of the Facility until the day that is ninety (90) Days prior to the Commercial Operation Deadline; (d) delays caused by such events occur on or after the day that is ninety (90) Days prior to the Commercial Operation Deadline; or (e) items (a)-(d) have resulted in delays in

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excess of seventy five (75) Days in the aggregate; provided, however, that Contractor must demonstrate that the events described in *** or *** of the *** sentence of *** had an *** impact to the Contractor Critical Path Items set forth on the Construction Schedule and Contractor has used reasonable efforts to minimize and mitigate the impacts of any such events.

24.7    Comparative Fault. Except as expressly provided to the contrary herein, it is the intent of the Parties that where fault is determined to have been joint or contributory, principles of comparative fault will be followed and each Party shall bear the proportionate cost of any Losses attributable to such Party's fault.

24.8    Survival of Indemnity Obligations. The indemnities set forth in this Article 24 shall survive the Final Completion Date or the earlier termination of this Agreement for a period (the “Survival Period”) expiring *** (***) years following the Final Completion Date or said termination, whichever first occurs; provided that (i) with respect to indemnities arising out of or related to the Warranties, the indemnities shall survive for a period of *** (***) years after the last Day of the applicable Warranty Period; (ii) indemnities arising out of or related to environmental matters (including as set forth in Article 12) shall survive for a period expiring *** (***) years following the Final Completion Date or the earlier termination of this Agreement, whichever first occurs; (iii) the indemnities set forth in Section 24.1(p) and Section 24.3, shall survive for a period expiring *** (***) years following the Final Completion Date or the earlier termination of this Agreement; and (iv) indemnities arising out of or related to Tax shall survive for a period equal to the later of *** (***) years following the Final Completion Date and the applicable statute of limitations plus *** (***) years. All Claim Notices must be delivered, if at all, to the applicable Party prior to the expiration of such applicable Survival Period. If any Claim Notice is made within such Survival Period, then the indemnifying period with respect to all claims identified in such Claim Notice (and the indemnity obligation of the Parties hereunder with respect to such claim) shall extend through the final, non-appealable resolution of such claims. For purposes of clarification hereunder, without limiting the other rights granted hereunder to either Party, a Party may enforce the indemnity provisions hereunder pursuant to the provisions of this Article 24 without having to declare an Owner Event of Default or a Contractor Event of Default, as applicable.

ARTICLE 25.

CONFIDENTIALITY

25.1    Dissemination of Confidential Information. Neither Party (the “Receiving Party”) shall (1) use for any purpose other than (i) performing its obligations under this Agreement or (ii) within the scope of the license and rights granted pursuant to Section 14.2 or (2) divulge, disclose, produce, publish, or permit access to, without the prior written consent of the other Party (the “Disclosing Party”), any Confidential Information of the Disclosing Party. “Confidential Information” means proprietary information concerning the business operations or assets of Owner or Contractor (as the case may be) and their respective Affiliates, and may include, this Agreement and exhibits hereto, all information or materials prepared in connection with the Work performed under this Agreement, designs, drawings, specifications, techniques, models, data, documentation, source code, object code, diagrams, flow charts, research, development, processes, procedures, know-how, manufacturing, development or marketing

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techniques and materials, development or marketing timetables, strategies and development plans, customer, supplier or personnel names and other information related to customers, suppliers or personnel, pricing policies and financial information, and other information of a similar nature, whether or not reduced to writing or other tangible form, and any other trade secrets. Confidential Information does not include (a) information known to the Receiving Party prior to obtaining the same from the Disclosing Party; (b) information in the public domain at the time of disclosure by the Receiving Party; (c) information obtained by the Receiving Party from a third party without an obligation of confidentiality known to the Receiving Party and that is not disclosed in breach of an obligation to keep such information confidential; (d) information approved for public release by express prior written consent of an authorized officer of Disclosing Party or (e) information independently developed by the Receiving Party without use of the information provided by the Receiving Party or in breach of this Article 25. The Receiving Party shall use the higher of the standard of care that the Receiving Party uses to preserve its own Confidential Information or a reasonable standard of care to prevent unauthorized use or disclosure of such Confidential Information. Notwithstanding anything herein to the contrary but subject to the last sentence of this Section 25.1, the Receiving Party has the right to disclose Confidential Information without the prior written consent of the Disclosing Party: (i) as required by any court or other Governmental Authority, or by any stock exchange on which the shares of any Party are listed, but only to the extent, that, based upon reasonable advice of counsel, Receiving Party is required to do so by the disclosure requirements of any Applicable Laws and prior to making or permitting any such disclosure, Receiving Party shall, to the extent legally permitted, provide Disclosing Party with prompt Notice of any such requirement so that Disclosing Party (with Receiving Party's assistance if requested) may seek a protective order or other appropriate remedy, (ii) as otherwise required by Applicable Law, (iii) as required in connection with any government or regulatory filings, including without limitation, filings with any regulating authorities covering the relevant financial markets, (iv) to any power purchaser, transmission provider, or an Owner contractor or prospective contractor (or advisors retained on their behalf) or their successors and permitted assigns, the Financing Parties, Independent Engineer, Owner's Engineer and its attorneys, accountants, financial advisors or other agents, in each case bound by confidentiality obligations, (v) to banks, investors and other financing sources and their advisors, in each case bound by confidentiality obligations or (vi) in connection with an actual or prospective merger or acquisition or similar transaction where the party receiving the Confidential Information is bound by the same or similar confidentiality obligations. If a Receiving Party believes that it will be compelled by a court or other Governmental Authority to disclose Confidential Information of the Disclosing Party, it shall, to the extent legally permitted, give the Disclosing Party prompt written notice so that the Disclosing Party may determine whether to take steps to oppose such disclosure and it shall make such disclosure only to the extent that, based upon reasonable advice of counsel, Receiving Party is required to do so by the disclosure requirements of any Applicable Law.

25.2    DAS System Information. Notwithstanding any other provision of this Article 25, Contractor, SunPower Corporation and any Affiliate of SunPower Corporation shall have the right to remotely access the DAS System installed by Contractor in the Facility in order to collect all plant data for its own uses to the end of the Warranty Period. Information shall not be distributed outside of SunPower Corporation with the express written consent of Owner.

25.3    Return of Confidential Information.

(a)    Except for Confidential Information necessary for Contractor to perform the Work and its obligations under this Agreement or as necessary for Owner in connection with the construction, operation or maintenance, use, modification, repair, disposal, removal or alteration of the Project, and subject to and in accordance with, Section 14.2 at any time upon the request of Disclosing Party, Receiving Party shall promptly deliver to Disclosing Party or destroy (as determined by Receiving Party) (with such destruction to be certified by Receiving Party) all documents (and all copies thereof, however stored) furnished to or prepared by Receiving Party that contain Confidential Information and all other documents in Receiving Party possession that contain any such Confidential Information; provided that the Receiving Party may retain one copy of such Confidential Information solely for the purpose of complying with its audit and document retention policies and may retain such Confidential Information if required by Applicable Law; and provided, further, that all such retained Confidential Information shall be held subject to the terms and conditions of this Agreement.

(b)    Notwithstanding the return or destruction of all or any part of the Confidential Information, the confidentiality provisions set forth in this Agreement shall nevertheless remain in full force and effect with respect to Confidential Information until the date that is five (5) years after the earlier of (i) the Final Completion Date or (ii) the termination of this Agreement.

ARTICLE 26.

ASSIGNMENT

26.1    Prohibition on Assignment. Except as set forth in Section 26.2, no Party shall be entitled to assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other Party, which may be withheld in its sole and absolute discretion.

26.2    Exceptions. Notwithstanding the foregoing, (a) Owner shall be entitled to assign its right, title and interest in and to this Agreement (and, in particular, any rights arising in relation to any insurance policy and any other right to collect any amount from Contractor) to the Financing Parties by way of security for the performance of obligations to such Financing Parties without the consent of Contractor who, subject to any consent entered into by Contractor with the Financing Parties, may further assign such rights, title and interest under this Agreement upon exercise of remedies by a Financing Party following a default by Owner under the financing agreements entered into between Owner and the Financing Parties and (b) each Party shall be entitled to assign its right, obligation, title and interest in and to this Agreement to any of its Affiliates or in connection with a merger or acquisition of substantially all of the assets of a Party, subject to the Contractor Performance Security and Equity Contribution Agreement, as applicable, and continued validity thereof. Contractor shall execute any consent and agreement or similar documents with respect to such an assignment described in subclause (a) as the Financing Parties may reasonably request and acknowledges that such consent and agreement or similar document (which shall be reasonably acceptable to Contractor) may, among other things, require Contractor to give the Financing Parties notice of, and an opportunity to cure, any breach

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of this Agreement by Owner. Contractor shall reasonably cooperate with Owner in the negotiation and execution of any reasonable amendment or addition to this Agreement required by the Financing Parties; provided, however, that Contractor shall not be obligated without a Change Order under Section 11.4(b) to accept any undertaking imposed by any Financing Party which Contractor reasonably believes will have an actual and demonstrable increase in Contractor's costs and/or schedule. Contractor shall, at Owner's cost and subject to the confidentiality provisions set forth in Article 25, make available to the Financing Parties and other Persons involved in the financing or refinancing of the Facility who have a need-to-know (e.g., counsel to a lender or any such other Person, Governmental Authority, underwriters, rating agencies, independent reviewers and feasibility consultants) such information in the control of Contractor (including financial information concerning Contractor) as may reasonably be requested by Owner on behalf of the Financing Parties or the Financing Parties' engineer with respect to financing of the Project or the Facility. Contractor further agrees that, in connection with the financing or refinancing of the Facility, Contractor shall, at the request and expense of Owner, provide an opinion of counsel as to the enforceability against Contractor of this Agreement until expiration of the last Warranty Period. Any authorized assignment of this Agreement by either Party shall relieve such Party of its obligations hereunder at such time as the authorized successor agrees in writing to be bound by such assigning Party's obligations hereunder. Any purported assignment of this Agreement in violation of this Section 26.2 shall be null and void and shall be ineffective to relieve either Party of its obligations hereunder.

26.3    Indemnitees; Successors and Assigns. Upon any assignment by either Party hereunder, with respect to indemnification obligations, the definition of “Owner Party” or “Contractor Party”, as applicable, shall be deemed modified to include the assignor and permitted assignee under such assignment and each of their respective employees, agents, partners, Affiliates, shareholders, officers, directors, members, managers, successors and permitted assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of each Party.

ARTICLE 27.

NOTICES

27.1    Notices. Any notice, request, demand or other communication required or permitted under this Agreement, shall be deemed to be properly given by the sender and received by the addressee if made in writing and: (a) hand-delivered; (b) delivered by a reputable overnight courier service requiring signature for receipt; (c) mailed by certified or registered air mail, post prepaid, with a return receipt requested; or (d) sent by facsimile as evidenced by a printed confirmation from the sender's facsimile machine. Notices given pursuant to this Section 27.1 shall be addressed as follows to:

Owner	Solar Star California XX, LLC c/o MidAmerican Renewables, LLC 1850 N. Central Suite #1025 Phoenix, Arizona 85004 Facsimile No: (***) ***-***

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Attention: ***
With a copy to (which shall not constitute notice):
Solar Star California XX, LLC c/o MidAmerican Renewables, LLC 1850 N. Central Suite #1025 Phoenix, Arizona 85004 Facsimile No: (***) ***-*** Attention: ***
Contractor:	SunPower Corporation, Systems 1414 Harbour Way, South Richmond, California 94804 USA Facsimile No: (***) ***-*** Attention: ***
A Party, the Financing Parties or the Independent Engineer, by giving notice as provided in this Section 27.1 may, as to itself, change any of the details for the service of notice hereunder or designate a reasonable number of additional “with a copy to” recipients.
27.2    Effective Time. Any notice or notification given personally, through overnight mail or through certified letter shall be deemed to have been received on delivery, any notice given by express courier service shall be deemed to have been received the next Business Day after the same shall have been delivered to the relevant courier, and any notice given by facsimile transmission shall be deemed to have been received on the date of delivery together with confirmation if delivered prior to 5:00 pm Pacific Standard Time; provided, that if such date of delivery is not a Business Day or is delivered after 5:00 pm Pacific Standard Time, then the date of delivery shall be the immediately following Business Day.
ARTICLE 28.

DISPUTE RESOLUTION; GOVERNING LAW

28.1    Good faith negotiations. In the event that any question, dispute, difference or claim arises out of or is in connection with this Agreement, including any question regarding its existence, validity, performance or termination (a “Dispute”), which either Party has notified to the other Party in a written notice stating that it is a “Notice of Dispute”, senior management personnel from both Contractor and Owner shall attempt to resolve the Dispute for a minimum period of thirty (30) Days following issuance of the Notice of Dispute, and such attempt shall include at least one in-person meeting between senior management personnel from both Contractor and Owner, each of whom has the authority to finally settle the Dispute on behalf of that Party. If the Dispute is not resolved by negotiation, the provisions of Sections 28.2 and 28.3 below shall apply.

28.2    Optional Arbitration.

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(a)    Any Dispute that is not settled to the mutual satisfaction of the Parties within the applicable notice or cure periods provided in this Agreement or pursuant to Section 28.1 above, may proceed to court pursuant to Section 28.3 unless the Parties mutually agree in writing to resolve such Dispute by arbitration as provided herein.

(b)    If the Parties elect to pursue arbitration, upon the expiration of the thirty (30) Day negotiation period set forth in Section 28.1, either Party may submit such Dispute to arbitration by providing a written demand for arbitration to the other Party, and such arbitration shall be conducted in accordance with the Rules of the AAA for the Resolution of Construction Industry Disputes (the “Arbitration Rules”) in effect on the date that the submitting Party gives notice of its demand for arbitration under this Section 28.2. The arbitration shall be conducted at a location as agreed by the Parties, or if the Parties cannot so agree, the arbitration shall be conducted in the county and state where the Site is located. Unless otherwise agreed by the Parties, discovery shall be conducted in accordance with the Federal Rules of Civil Procedure and the Parties shall be entitled to submit expert testimony or written documentation in the arbitration proceeding. The decision of the arbitrator(s) shall be final and binding upon Owner and Contractor and shall be set forth in a reasoned opinion, and any award may be enforced by Owner or Contractor, as applicable, in any court of competent jurisdiction. Any award of the arbitrator(s) shall include interest from the date of any damages incurred for breach of this Agreement, and from the date of the award until paid in full, at a rate equal to the lesser of (i) the rate published by the Wall Street Journal as the “prime rate” on the Business Day preceding the date on which such interest begins to accrue plus *** percent (***%) and (ii) the maximum rate allowed under Applicable Law. Each of Owner and Contractor shall bear its own cost of preparing and presenting its case; however, the prevailing party in such arbitration shall be awarded its reasonable attorney's fees, expert fees, expenses and costs incurred in connection with the Dispute. The fees and expenses of the arbitrator(s), and other similar expenses, shall initially be shared equally by Owner and Contractor, subject to reimbursement of such arbitration costs and attorney's fees and costs to the prevailing party. The arbitrator(s) shall be instructed to establish procedures such that a decision can be rendered within ninety (90) Days after the appointment of the arbitrator(s).

(c)    Appointment of Arbitrator(s). All arbitrators appointed to hear a Dispute pursuant to paragraph (i) or paragraph (ii) below shall have significant construction contract resolution experience and experience and understanding of the contemporary solar photovoltaic power industry and photovoltaic systems.

(i)     Where the amount in dispute does not exceed One Million Dollars ($1,000,000.00) the Dispute shall be heard by a single neutral arbitrator agreed by the Parties. If the Parties cannot agree on a single neutral arbitrator within fifteen (15) Business Days after the written demand for arbitration is provided, then the arbitrator shall be selected pursuant to the Arbitration Rules.

(ii)    Where the amount in dispute is at least One Million Dollars ($1,000,000.00), the Dispute shall be heard by a panel of three (3) arbitrators selected as follows. Each Party shall select one neutral arbitrator to sit on the

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panel. The arbitrators selected by the Parties shall in turn nominate a third neutral arbitrator from a list of arbitrators mutually satisfactory to the Parties.

(d)    Arbitrator Confidentiality Obligation. The Parties shall ensure that any arbitrator appointed to act under this Article 28 will agree to be bound to comply with the provisions of Article 25 with respect to the terms of this Agreement and any information obtained during the course of the arbitration proceedings.

28.3    Governing Law/Litigation/Choice of Forum/Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING ANY OF ITS CONFLICT OF LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SUBJECT TO THE OTHER PROVISIONS OF THIS ARTICLE 28 AND THE ARBITRATION OPTION DESCRIBED IN SECTION 28.2, FOR PURPOSES OF RESOLVING ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE PARTIES HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL DISTRICT COURTS LOCATED IN NEW YORK, NEW YORK, OR, IF SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE STATE COURTS OF THE STATE OF NEW YORK. EACH PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE VENUE OF SUCH ACTION, SUIT OR PROCEEDING IN SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IN SUCH COURT WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME. EACH PARTY FURTHER AGREES THAT SUCH COURT SHALL HAVE IN PERSONAM JURISDICTION OVER EACH OF THEM WITH RESPECT TO ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING. THE PARTIES SUBMIT TO THE JURISDICTION OF SAID COURT AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

28.4    Work to Continue. During the pendency of any dispute proceedings, as required under the terms of this Agreement, Owner shall continue to make undisputed payments and each Party shall continue to perform its obligations under this Agreement.

ARTICLE 29.

LIMITATION OF LIABILITY

29.1    Consequential Damages. Neither Contractor nor Owner shall be liable to the other for, nor shall a court or arbitrator assess, any consequential losses or damages, whether arising in contract, warranty, tort (including negligence), strict liability or otherwise, including losses of use, profits, business opportunity, reputation or financing, subject to the following exclusions which constitute amounts which shall not be deemed to be limited or waived by the foregoing restriction: (a) Block Delay Liquidated Damages, Facility Delay Liquidated Damages, Block Capacity Liquidated Damages, Final Capacity Liquidated Damages or amounts payable pursuant to Section 17.8; (b) claims made by, damages incurred by, or amounts payable pursuant to an indemnity given hereunder; (c) damages arising out of a breach of Article 25 by either Party; (d) amounts payable pursuant to the indemnity obligations of either Party under Section 24.3; (e) damages set forth in Sections 20.2(l) and 20.2(m) and (f) all Termination Payments.

29.2    Overall Limitation of Liability. Notwithstanding any other provision of this Agreement, (a) Contractor's maximum liability for the aggregate of Block Delay Liquidated Damages, Facility Delay Liquidated Damages and Block Capacity Liquidated Damages shall not exceed *** percent (***%) of the Contract Price, (b) Contractor's maximum liability for Final Capacity Liquidated Damages shall not exceed *** percent (***%) of the Contract Price, (c) Contractor's cumulative maximum liability for liquidated damages described in subclauses (a) and (b) above, under this Agreement shall not exceed *** percent (***%) of the Contract Price and (d) Contractor's cumulative maximum liability to Owner under this Agreement shall not exceed (i) for the period through the Facility Substantial Completion Date with respect to any claim arising on or before the Facility Substantial Completion Date (even if actually claimed or ultimately resolved or due after the Facility Substantial Completion Date), *** (***%) of the Contract Price and (ii) for the period after the Facility Substantial Completion Date with respect to any claim arising after the Facility Substantial Completion Date, *** percent (***%) of the Contract Price. The foregoing limitation of liability shall not apply with respect to claims made by, damages incurred by, or amounts payable to third parties pursuant to an indemnity given hereunder or claims arising out of Contractor's fraud or willful misconduct. To the extent any provision of this Agreement establishes a lower limit of liability of a Party with respect to a particular component or type of liability, such lower limit of liability shall control with respect to the relevant component or type of liability. Any *** paid by Contractor hereunder plus *** shall be included in and count toward Contractor's cumulative maximum liability as provided above. Notwithstanding anything herein to the contrary, no liabilities of Contractor to Owner covered by insurance carried by Contractor pursuant to Article 23 (except deductibles paid by Contractor) shall be included in Contractor's aggregate liability for the purposes of determining the limit on Contractor's liability to Owner pursuant to this Agreement.

ARTICLE 30.

SURVIVAL

30.1    Survival. The provisions within the Articles with the following titles shall survive termination of this Agreement: Contract Interpretation and Effectiveness, Taxes, Force Majeure, Intellectual Property, Hazardous Materials, Indemnity, Warranty, Suspension of the Work, Termination, Confidentiality and Publicity, Assignment, Dispute Resolution, Limitation of Liability, Miscellaneous and any other provision which expressly or by implication survives termination.

ARTICLE 31.

MISCELLANEOUS

31.1    Severability. The invalidity or unenforceability of any portion or provision of this Agreement shall in no way affect the validity or enforceability of any other portion or provision hereof. Any invalid or unenforceable portion or provision shall be deemed severed from the

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Agreement and the balance of this Agreement shall be construed and enforced as if this Agreement did not contain such invalid or unenforceable portion or provision. If any such provision of this Agreement is so declared invalid, the Parties shall promptly negotiate in good faith new provisions to eliminate such invalidity and to restore this Agreement as near as possible to its original intent and effect (including economic effect).

31.2    Third Party Beneficiaries. The provisions of this Agreement are intended for the sole benefit of Owner and Contractor and there are no third-party beneficiaries hereof (except as expressly set forth herein).

31.3    Further Assurances. Owner and Contractor will each use its reasonable efforts to implement the provisions of this Agreement, and for such purpose each, at the reasonable request of the other, will, without further consideration, promptly execute and deliver or cause to be executed and delivered to the other such assistance (including in connection with any financing involving the Facility by either Party), or assignments, consents or other instruments in addition to those required by this Agreement, in form and substance satisfactory to the other, as the other may reasonably deem necessary or desirable to implement any provision of this Agreement.

31.4    No Waiver. A Party's waiver of any breach or failure to enforce any of the terms, covenants, conditions or other provisions of this Agreement at any time shall not in any way affect, limit, modify or waive that Party's right thereafter to enforce or compel strict compliance with every term, covenant, condition or other provision hereof, any course of dealing or custom of the trade notwithstanding. All waivers must be in writing and signed on behalf of Owner and Contractor in accordance with Section 31.5.

31.5    Amendments in Writing. Without limiting any provision of Article 10 with respect to mandatory Change Orders, no oral or written amendment or modification of this Agreement by any officer, agent, member, manager or employee of Contractor or Owner shall be of any force or effect unless such amendment or modification is in writing and is signed by a duly authorized representative of the Party to be bound thereby.

31.6    Books and Record; Retention. Contractor agrees to retain for a period of ten (10) years from the Final Completion Date all material records relating to its performance of the Work or Contractor's warranty obligations herein.

31.7    Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, the prevailing Party shall be entitled to be awarded its reasonable attorney's fees, expert fees, expenses and costs incurred in connection with such action or proceeding.

31.8    Inspection, Review and Approval. Notwithstanding Owner's inspection, review, monitoring, observation, acknowledgement, comment or Owner's approval of any items reviewed, inspected, monitored or observed in accordance with this Agreement, neither Owner nor any of its representatives or agents reviewing such items, including the Owner's Engineer, shall have any liability for, under or in connection with the items such Person reviews or approves, and Contractor shall remain responsible for the quality and performance of the Work in accordance with this Agreement. Owner's or its representative's inspection, review, monitoring, observation, acknowledgement, comment or approval of any items shall not constitute a waiver of any claim or right that Owner may then or thereafter have against Contractor. Unless otherwise expressly provided herein, Owner shall not unreasonably delay its review of any item submitted by Contractor for review or approval for review or approval; provided, however, the foregoing shall not be used to decrease any express time limitation for such review or approval set forth herein. Any review, inspection, monitoring or observation by Owner or its representatives in accordance with this Agreement shall not constitute any approval of the Work undertaken by such Person, cause Owner to have any responsibility for the actions, the Work or payment of such Person (other than in respect of Owner's obligations to pay Contractor in accordance with Article 7) or to be deemed to be in an employer-employee relationship with Contractor or any Subcontractor, or in any way relieve Contractor of its responsibilities and obligations under this Agreement or be deemed to be acceptance by Owner with respect to such Work.

31.9    Independent Engineer. Contractor acknowledges that the Independent Engineer will be engaged by Owner for the purpose of providing to Financing Parties a neutral, third party overview of the Work. The Independent Engineer shall provide Financing Parties with independent opinions and determinations, arrived at reasonably and in good faith, with respect to: (a) the status of the Work; (b) the performance of the Project and equipment and the Functional Tests and Capacity Tests and the results and procedures related thereto; (c) invoices submitted by Contractor; (d) Contractor's quality control procedures for the Work and major components thereof; and (e) the approval of Change Orders. Owner undertakes that it will use reasonable efforts to ensure that the Independent Engineer gives its countersignature or indicates that it is not willing to do so in relation to the relevant matter within the time specified in this Agreement for Owner to respond in relation to such matter; provided that any such unwillingness on the part of the Independent Engineer shall not affect or limit Owner's obligations hereunder. The Independent Engineer may, at its option, attend any meetings between Owner and Contractor related to the progress of the Project and shall approve all Contractor's Applications for Payments prior to any payment being made by Owner thereunder; provided that any failure by the Independent Engineer to approve a Contractor's Application for Payment shall not affect or limit Owner's obligations hereunder. Notwithstanding anything else to the contrary contained herein, the Independent Engineer shall have no right to direct Contractor or any portion of the Work or to make any Change Order. Contractor shall maintain a complete, accurate and up-to-date log of all Change Orders and, upon request of the Independent Engineer, shall furnish copies of such log to the Independent Engineer. Contractor shall afford the Independent Engineer the same rights as Owner with respect to access to the Site; provided that Owner shall be liable for any failure by the Independent Engineer to maintain the confidentiality of Confidential Information as required by Article 25.

31.10    Financing Matters. In connection with any collateral assignment by Owner of its rights, title and interest under this Agreement to any Financing Party in accordance with Section 26.2, Contractor shall execute and deliver any usual and customary consent in accordance with Section 26.2 and use commercially reasonable efforts to cause Major Subcontractors to execute subordination agreements; provided, however, that Contractor shall not be obligated without a Change Order to accept any undertaking imposed by any Financing Party which Contractor reasonably believes will increase its obligations under this Agreement, whether such increased obligations be technical, economic, schedule or otherwise. Contractor agrees to make available, or to use commercially reasonable efforts to cause its Subcontractors to make available, to the Financing Parties and the Independent Engineer, subject to an appropriate confidentiality agreement, independent reviewers, feasibility consultants, and other financial institutions or parties involved in the financing process, such information in the control of Contractor, its Affiliates and Subcontractors (including financial information concerning Contractor, its Affiliates and the Subcontractors) as may be reasonably requested by Owner. Contractor acknowledges that the Financing Parties and the Independent Engineer may monitor, inspect and review the Work as permitted by Article 6.

31.11    Set-Off. Owner may at any time, but shall be under no obligation to, set-off any and all undisputed sums due from Owner or its Affiliates that are party to the Project Transaction Documents against any and all undisputed sums due to any such parties from Contractor or its Affiliates that are party to the Project Transaction Documents. Contractor may at any time, but shall be under no obligation to, set-off any and all undisputed sums due from Contractor or its Affiliates that are party to the Project Transaction Documents against any and all undisputed sums due to any such parties from, Owner or its Affiliates that are party to the Project Transaction Documents.

31.12    Fees and Expenses. Except as specifically set forth herein, each Party shall be responsible for any legal fees and expenses, financial advisory fees, accountant fees and any other fees and expenses incurred by such Party in connection with the negotiation, preparation and enforcement of this Agreement and the transactions contemplated hereby.

31.13    Related Contracts. Services and work performed at any time by Contractor or its Affiliates under the Module Warranty, the Performance Guaranty Agreement or the O&M Agreement shall not constitute Work hereunder. Owner shall use reasonable efforts to make claims against Contractor under the appropriate contract (this Agreement, the Module Warranty, the Contractor Performance Security, the Performance Guaranty Agreement or the O&M Agreement). Notwithstanding the foregoing, Contractor shall not contend that it is not liable for any claim of Owner under or arising out of this Agreement on the grounds that the loss or damage suffered by Owner was caused by an act or omission or the failure to comply with the terms of the other Project Transaction Documents by Contractor, its Affiliates or any other Person for which Contractor or its Affiliates are responsible (including subcontractors), and Contractor irrevocably waives any such defense in any Dispute. Contractor shall inform Owner if it believes that Owner made a claim under the wrong Project Transaction Document. If Contractor and Owner do not agree that such claim should have been made under a different Project Transaction Document, Contractor and Owner shall resolve any such dispute regarding which Project Transaction Document a claim should have been made under by submitting such dispute to dispute resolution in accordance with Article 28.

31.14    Audit Rights. With respect to any Change Order which adjusts the Contract Price by compensating Contractor on a reimbursable cost or time and materials basis, Contractor shall maintain, in accordance with Industry Standards and generally accepted accounting principles consistently applied, records and books of account as may be necessary for substantiation of all Contractor claims for additional compensation or Change Orders. Owner, Owner's Engineer, the Financing Parties (except for any Financing Party that is a SunPower Competitor other than an Eligible SunPower Competitor), if any, and their authorized representatives shall be entitled to inspect and audit such records and books of account during normal business hours and upon reasonable advanced notice during the course of the Work and for a period of four (4) years after Final Completion (or such longer period, where required by Applicable Law); provided, however, that the purpose of any such audit shall be only for verification of such costs, and Contractor shall not be required to keep records of or provide access to those of its costs covered by the fee, allowances, fixed rates, unit prices, lump sum amounts, or of costs which are expressed in terms of percentages of other costs. Contractor shall retain all such records and books of account for a period of at least four (4) years after the Final Completion Date (or such longer period, where required by Applicable Law). Contractor shall use commercially reasonable efforts to cause all Major Subcontractors engaged in connection with the Work or the performance by Contractor of its warranty obligations herein to retain for the same period all their records relating to the Work for the same purposes and subject to the same limitations set forth in this Section 31.14. Audit data shall not be released by the auditor to parties other than Contractor, Owner, Owner's Engineer, and their respective officers, directors, members, managers, employees and agents in connection with any such audit, subject to the provisions of Article 25. If, as a result of any audit conducted pursuant to this Section 31.14, the results of such audit indicate that Contractor received more or less than the amount to which it was entitled under this Agreement, either Owner shall pay the additional amount owed to Contractor or Contractor shall refund any overpayment to Owner, as applicable, in either case within ten (10) Days of a written request therefor. Owner shall be responsible for all costs and expenses of such audit unless a significant overpayment by Owner is discovered, in which case Contractor shall be responsible for such costs and expenses.
[THE SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the Effective Date.

SOLAR STAR CALIFORNIA XX, LLC By: SunPower Corporation, Systems, its Managing Member By:_________________________________________ Name: Charles D. Boynton Title: Chief Financial Officer

SUNPOWER CORPORATION, SYSTEMS By:_________________________________________ Name: Howard Wenger Title: President and Chief Executive Officer

EXHIBIT 1
AVSP 2
Scope of Work

A.     Facility Design

***

B.     Procurement, Assembly and Installation

Contractor will procure, assemble, perform and install the following Work:

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C.     Other

Contractor will provide the following Work to construct the turn-key Project:

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D.     Commissioning

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E.     Documents

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G.     Site & Construction Conditions

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H.    Site Preparation

Contractor will prepare the Site as necessary to construct all facilities necessary for the turn-key Project.

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K.     Work Not Included

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L.     Contractor and Owner Obligations under the Power Purchase Agreement and the Interconnection Agreement

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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 1-1
AVSP II EPC Contract
Exhibit 1 - Scope of Work

M.    Contractor and Owner Obligations under the Conditional Use Permit

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N.     Division of Responsibility

The following matrix describes the identified division of responsibility between Owner and Contractor. ***

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Appendices

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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 1-2
AVSP II EPC Contract
Exhibit 1 - Scope of Work

Exhibit 1 - Appendix A
Drawings

DRAWING LIST

Drawing Title	Drawing Number	Date
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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 - Appendix A-1
AVSP II EPC Contract
Exhibit 1 - Appendix A - Drawings

EXHIBIT 1 - APPENDIX B
Conditional Use Permit - Division of Responsibility Table

MM Condition Number	Task Summary	Deadline	Area of Responsibility
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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 1 - Appendix B-1
AVSP I EPC Contract
Exhibit 1 - Appendix B - CUP Responsibility Table

MM Condition Number	Task Summary	Deadline	Area of Responsibility
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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 1 - Appendix B-2
AVSP II EPC Contract
Exhibit 1 - Appendix B - CUP Responsibility Table

Exhibit 1 - Appendix C
Geotechnical Report

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[586 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 1 - Appendix C-1
AVSP II EPC Contract
Exhibit 1 - Appendix C - Geotechnical Report

Exhibit 1 - Appendix D
Revegetation Plan

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[33 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 1 - Appendix D-1
AVSP II EPC Contract
Exhibit 1 - Appendix D - Revegetation Plan

Exhibit 1 - Appendix E
Operator Personnel Training Program
1.0    General

1.1	Site-Specific Training. ***

1.2	Notice and Schedule. ***
2.0    SITE-SPECIFIC TRAINING

2.1	Owner Responsibility. ***

2.2	Contractor Responsibility. ***
3.0    PV Systems

3.1	Instructors. ***

3.2	Curriculum. ***

i.	***

ii.	***

iii.	***

iv.	***

v.	***

vi.	***

3.3	Lesson Content and Format. ***
4.0    QUALIFIED AND COMPETENT PERSONNEL
***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 1 - Appendix E-1
AVSP II EPC Contract
Exhibit 1 - Appendix E - Operator Personnel Training Program

APPENDIX F
Contractor and Owner Obligations under the Power Purchase Agreement

PPA Section	Task Summary	Timing	Deadline	Area of Responsibility
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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 1 - Appendix F-1
AVSP II EPC Contract
Exhibit 1 - Appendix F - PPA Obligations

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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 - Appendix F-2
AVSP II EPC Contract
Exhibit 1 - Appendix F - PPA Obligations

EXHIBIT 1 - APPENDIX G
Contractor and Owner Obligations under the Interconnection Agreement

Section	Task Summary	Deadline	Area of Responsibility
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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 - Appendix G-1
AVSP II EPC Contract
Exhibit 1 - Appendix G - LGIA Obligations

Exhibit 2
AVSP2
Site Description

Real property in the Counties of Kern and Los Angeles, State of California, described as follows:

Tract 1:  Alesso/Sub Option Agreement

PARCEL 1 OF PARCEL MAP 8370 IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED NOVEMBER 30, 1987, IN BOOK 35, PAGE 49 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

APN: 359-324-18-00-9

Tract 2: Alesso/Sub Option Agreement

PARCEL 3 OF PARCEL MAP 8370 IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED NOVEMBER 30, 1987, IN BOOK 35, PAGE 49 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

APN: 359-324-20-00-4

Tract 3: AVWS/Original Property

PARCEL 1:

THE NORTH HALF OF THE NORTHWEST QUARTER OF SECTION 36, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN, AS PER THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

EXCEPT 20% OF ALL OIL, MINERAL AND NATURAL GAS RIGHTS IN AND UNDER SAID LAND, AS RESERVED IN THE GRANT DEED FROM DANIEL WALTER KLEINHANS, JR., RECORDED NOVEMBER 21, 1957 IN BOOK 2871, PAGE 422 OF OFFICIAL RECORDS.

APN: 261-196-02-00-7 (PORTION)

PARCEL 2:

THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN,

Exhibit 2-1
AVSP II EPC Contract
Exhibit 2 - Site Description

AS PER THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

EXCEPT 20% OF ALL OIL, MINERAL AND NATURAL GAS RIGHTS IN AND UNDER SAID LAND, AS RESERVED IN THE GRANT DEED FROM DANIEL WALTER KLEINHANS, JR., RECORDED NOVEMBER 21, 1957 IN BOOK 2871, PAGE 429 OF OFFICIAL RECORDS.

APN: 261-196-02-00-7 (PORTION)

PARCEL 3:

THE NORTH HALF OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN, AS PER THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

EXCEPT 20% OF ALL OIL, MINERAL AND NATURAL GAS RIGHTS IN AND UNDER SAID LAND, AS RESERVED IN THE GRANT DEED FROM DANIEL WALTER KLEINHANS, JR., RECORDED NOVEMBER 21, 1957 IN BOOK 2871, PAGE 422 OF OFFICIAL RECORDS.

APN: 261-196-02-00-7 (PORTION)

Tract 4: AVWS/Original Property

THE SOUTH HALF OF THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN, AS PER THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

EXCEPT 20% OF ALL OIL, MINERAL AND NATURAL GAS RIGHTS IN AND UNDER SAID LAND, AS RESERVED IN THE GRANT DEED FROM DANIEL WALTER KLEINHANS, JR., RECORDED NOVEMBER 21, 1957 IN BOOK 2871, PAGE 429 OF OFFICIAL RECORDS.

APN: 261-196-03-00-0

Tract 5: AVWS/Original Property

THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN, AS PER THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

Exhibit 2-2
AVSP II EPC Contract
Exhibit 2 - Site Description

EXCEPT 3/4THS OF ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND AS RESERVED IN THE DEED FROM DANIEL WALTER KLEINHANS, JR. AND AGNES G. KLEINHANS, HUSBAND AND WIFE, RECORDED JULY 15, 1965 IN BOOK 3857, PAGE 713 OF OFFICIAL RECORDS.

APN: 261-196-04-00-3

Tract 6: AVWS/Original Property

PARCEL A:

THE NORTHWEST QUARTER OF SECTION 31, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

EXCEPTING AND RESERVING AN UNDIVIDED ONE-HALF OF ANY AND ALL GROUNDWATER RIGHTS ASSOCIATED WITH THE PROPERTY THAT MAY BE FINALLY DETERMINED OR ADJUDICATED IN THE COORDINATION PROCEEDING KNOWN AS THE “ANTELOPE VALLEY GROUNDWATER CASES”, BEING JUDICIAL COUNCIL COORDINATION PROCEEDING NO. 4408(3), AS RESERVED IN DEED RECORDED NOVEMBER 5, 2007 AS INSTRUMENT NO. 0207220993 OF OFFICIAL RECORDS.

PARCEL B:

A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY OVER THE NORTHERLY 18 FEET OF THE NORTH HALF OF SECTION 32, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, FOR THE SOLE PURPOSE OF CONSTRUCTING, OPERATING, MAINTAINING, AND IF NECESSARY, REPLACING, AN UNDERGROUND WATER PIPELINE AS GRANTED IN DEED RECORDED NOVEMBER 24, 1976, IN BOOK 4992 PAGE 712 OF OFFICIAL RECORDS.

APN: 359-041-17-00-4

Tract 7: AVWS/Original Property

LOTS 1 AND 2 OF THE SOUTHWEST QUARTER OF FRACTIONAL SECTION 31, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, AS PER THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

Exhibit 2-3
AVSP II EPC Contract
Exhibit 2 - Site Description

EXCEPT THE SOUTH 30 FEET THEREOF.

APN: 359-041-18-00-7

Tract 8: AVWS/Original Property

THE EAST HALF OF THE LOTS 1 AND 2 IN THE NORTHWEST QUARTER OF SECTION 6, TOWNSHIP 8 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND, AND DESCRIBED AS PARCEL 2 IN CONDITIONAL CERTIFICATE OF COMPLIANCE, RECORDED SEPTEMBER 12, 2011 AS INSTRUMENT NO. 20111234624 OF OFFICIAL RECORDS.

APN:  3258-001-028 and 3258-001-029

Tract 9: AVWS/Easement Agreement

EASEMENT IN GROSS FOR POWER LINE FACILITIES AND ACCESS DRIVEWAY AND INCIDENTAL PURPOSES, PURSUANT TO MEMORANDUM OF EASEMENT AGREEMENT EXECUTED BY AND BETWEEN ANTELOPE VALLEY WATER STORAGE, LLC, A DELAWARE LIMITED LIABILITY COMPANY, SGS ANTELOPE VALLEY DEVELOPMENT, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND WHIRLWIND SOLAR STAR, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED DECEMBER 2, 2010 AS INSTRUMENT NO. 0210166682, AND AS AMENDED BY FIRST AMENDMENT TO PROJECT EASEMENT AGREEMENT AND MEMORANDUM OF EASEMENT AGREEMENT RECORDED MAY 12, 2011, AS INSTRUMENT NO. 0211062327, OF OFFICIAL RECORDS.

PARCEL ONE:

ALONG HOLIDAY AVENUE (BETWEEN 160TH STREET WEST AND 170TH STREET WEST)

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE NORTH 100 FEET OF SECTION 25, TOWNSHIP 9 NORTH, RANGE 15 WEST OF THE SAN BERNARDINO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA; AND

A STRIP OF LAND, 55 FEET IN WIDTH, DESCRIBED AS THE SOUTH 55 FEET OF THE NORTH 155 FEET OF THE EAST 800 FEET OF SECTION 25, TOWNSHIP 9 NORTH, RANGE 15 WEST OF THE SAN BERNARDINO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

Exhibit 2-4
AVSP II EPC Contract
Exhibit 2 - Site Description

APN: 261-196-09-00-8

PARCEL TWO:

ALONG HOLIDAY AVENUE (BETWEEN 150TH STREET WEST AND 160TH STREET WEST)

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE SOUTH 100 FEET OF THE NORTH 155 FEET OF SECTION 30, TOWNSHIP 9 NORTH, RANGE 14 WEST OF THE SAN BERNARDINO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, EXCEPT FOR THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER.

APN: 359-041-01-00-7, 359-041-20-00-2 and 359-041-11-00-6 (PORTION)

Tract 10: AVWS/New Property

THE NORTH HALF OF SECTION 25, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

EXCEPTING AND RESERVING AN UNDIVIDED ONE-HALF OF ANY AND ALL GROUNDWATER RIGHTS ASSOCIATED WITH THE PROPERTY THAT MAY BE FINALLY DETERMINED OR ADJUDICATED IN THE COORDINATION PROCEEDING KNOWN AS THE "ANTELOPE VALLEY GROUNDWATER CASES", BEING JUDICIAL COUNCIL COORDINATION PROCEEDING NO. 4408(3), AS RESERVED IN DEED RECORDED NOVEMBER 5, 2007 AS INSTRUMENT NO. 0207220991 OF OFFICIAL RECORDS.

APN: 261-196-09-00-8

Tract 10A: Intentionally deleted.

Tract 11: Intentionally deleted.

Tract 12: Collins/Fee Option Agreement

PARCEL NO. 4 OF PARCEL MAP NO. 8294, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AS FILED OCTOBER 22, 1987 IN BOOK 35, PAGE 17 OF PARCEL MAPS, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL

Exhibit 2-5
AVSP II EPC Contract
Exhibit 2 - Site Description

PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN:  359-331-19-00-4

Tract 13: Intentionally deleted.

Tract 14: Dickinson/Sub Option Agreement

THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 34, TOWNSHIP 9 NORTH OF RANGE 14 WEST OF THE S. B. B. & M., IN THE UNINCORPORATED AREA, OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

APN:  359-321-02-00-1

Tract 15: Doyle/Fee Option Agreement

PARCEL 2 OF PARCEL MAP NO. 9211, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 41, PAGE 9 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN:  359-331-25-00-1

Tract 16: eSolar/New Property

PARCEL 1:

THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

Exhibit 2-6
AVSP II EPC Contract
Exhibit 2 - Site Description

APN: 261-193-02-00-6

PARCEL 2:

THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-03-00-9

PARCEL 3:

PARCEL 3 OF PARCEL MAP NO. 4818 FILED IN BOOK 22, PAGE 167 OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF KERN COUNTY, CALIFORNIA.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-05-00-5

PARCEL 4:

PARCEL 2 OF PARCEL MAP 4818, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 22, PAGE(S) 167, OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-06-00-8

PARCEL 5:

Exhibit 2-7
AVSP II EPC Contract
Exhibit 2 - Site Description

PARCEL 1 OF PARCEL MAP 4818, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 22, PAGE(S) 167, OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-07-00-1

PARCEL 6:

PARCEL 1 OF PARCEL MAP NO. 4119, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED JULY 26, 1977 IN BOOK 18 PAGE 185 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW THE SURFACE OF SAID LAND, BUT WITH NO RIGHT OF SURFACE ENTRY, AS SHOWN IN GRANT DEED FROM VIOLA RUTH FRIESEN, SURVIVING TRUSTEE OF THE HERBERT H. AND VIOLA RUTH FRIESEN TRUST DATED JULY 17, 1990, RECORDED MARCH 30, 2007, AS INSTRUMENT NO. 0207070662, OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-08-00-4

PARCEL 7:

PARCEL 2 OF PARCEL MAP NO. 4119, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED JULY 26, 1977 IN BOOK 18 PAGE 185 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW THE SURFACE OF SAID LAND, BUT WITH NO RIGHT OF SURFACE ENTRY, AS SHOWN IN GRANT DEED FROM VIOLA RUTH FRIESEN, SURVIVING TRUSTEE OF THE HERBERT H. AND VIOLA RUTH FRIESEN TRUST

Exhibit 2-8
AVSP II EPC Contract
Exhibit 2 - Site Description

DATED JULY 17, 1990, RECORDED MARCH 30, 2007, AS INSTRUMENT NO. 0207070663, OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-09-00-7

PARCEL 8:

PARCEL 3 OF PARCEL MAP NO. 4119, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED JULY 26, 1977 IN BOOK 18 PAGE 185 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW THE SURFACE OF SAID LAND, BUT WITH NO RIGHT OF SURFACE ENTRY, AS SHOWN IN GRANT DEED FROM VIOLA RUTH FRIESEN, SURVIVING TRUSTEE OF THE HERBERT H. AND VIOLA RUTH FRIESEN TRUST DATED JULY 17, 1990, RECORDED MARCH 30, 2007, AS INSTRUMENT NO. 0207070664, OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-10-00-9

PARCEL 9:

PARCEL 3 OF PARCEL MAP NO. 1724 AS PER MAP THEREOF RECORDED JANUARY 24, 1974 IN BOOK 8 PAGE 166 OF PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF KERN COUNTY, CALIFORNIA.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-15-00-4

Exhibit 2-9
AVSP II EPC Contract
Exhibit 2 - Site Description

PARCEL 10:

PARCEL 2 OF PARCEL MAP NO. 1724, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP THEREOF RECORDED JANUARY 24, 1974 IN BOOK 8, PAGE 166 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-17-00-0

PARCEL 11:

PARCEL 1 OF PARCEL MAP NO. 1724 IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP THEREOF RECORDED JANUARY 24, 1974 IN BOOK 8, PAGE 166 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-18-00-3

PARCEL 12:

THE NORTH ONE-HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (NORTH ½ NORTHWEST ¼ SOUTHWEST ¼ SOUTHEAST ¼) OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-20-00-8

Exhibit 2-10
AVSP II EPC Contract
Exhibit 2 - Site Description

PARCEL 13:

EAST ½ OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF THEREOF, AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED NOVEMBER 24, 1997 DOCUMENT NO. 0197154347.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-25-00-3

PARCEL 14:

WEST ½ OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED NOVEMBER 24, 1997 DOCUMENT NO. 0197154346.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-26-00-6

PARCEL 15:

THE SOUTH HALF OF THE NORTH HALF OF THE EAST HALF OF SECTION 26, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

Exhibit 2-11
AVSP II EPC Contract
Exhibit 2 - Site Description

APN: 261-194-28-00-9

PARCEL 16:

THE NORTH HALF OF THE SOUTH HALF OF THE EAST HALF OF SECTION 26, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-29-00-2

PARCEL 17:

THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 26, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL FEBRUARY 19, 1856.

EXCEPTING AN UNDIVIDED ½ OF ALL OIL, MINERALS, GAS, HYDROCARBON AND ALLIED SUBSTANCES BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, WITHOUT THE RIGHT OF SURFACE ENTRY, AS EXCEPTED AND RESERVED IN DEED FROM GEORGE W. LANE, ET UX, RECORDED AUGUST 21, 1962 IN BOOK 3521 PAGE 100 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-30-00-4

PARCEL 18:

PARCEL 1 OF PARCEL MAP 7128, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, AS PER PARCEL MAP FILED APRIL 17, 1984 IN BOOK 30, PAGE 159 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

Exhibit 2-12
AVSP II EPC Contract
Exhibit 2 - Site Description

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-36-00-2

PARCEL 19:

PARCEL 2 OF PARCEL MAP 7128, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, AS PER PARCEL MAP FILED APRIL 17, 1984 IN BOOK 30, PAGE 159 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-37-00-5

PARCEL 20:

PARCEL 3 OF PARCEL MAP NO. 7128, IN THE COUNTY OF KERN, STATE OF CALIFORNIA AS PER MAP RECORDED IN BOOK 30, PAGE 159 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-38-00-8

PARCEL 21:

PARCEL 4 OF PARCEL MAP NO. 7128, IN THE COUNTY OF KERN, STATE OF CALIFORNIA AS PER MAP RECORDED IN BOOK 30, PAGE 159 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL

Exhibit 2-13
AVSP II EPC Contract
Exhibit 2 - Site Description

PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-39-00-1

PARCEL 22:

PARCEL 4 OF PARCEL MAP 9347 IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED FEBRUARY 28, 1991 IN BOOK 41, PAGE(S) 141 AND 142, OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM 50% OF ALL OIL, MINERALS, GAS, HYDROCARBON AND ALLIED SUB STANCES BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, WITHOUT RIGHT OF SURFACE ENTRY, AS RESERVED IN DEED RECORDED MAY 24, 1961 IN BOOK 3381, PAGE 519 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-45-00-8

PARCEL 23:

PARCEL 3 OF PARCEL MAP 9347 IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED FEBRUARY 28, 1991 IN BOOK 41, PAGE(S) 141 AND 142, OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM 50% OF ALL OIL, MINERALS, GAS, HYDROCARBON AND ALLIED SUB STANCES BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, WITHOUT RIGHT OF SURFACE ENTRY, AS RESERVED IN DEED RECORDED MAY 24, 1961 IN BOOK 3381, PAGE 519 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-46-00-1

PARCEL 24:

Exhibit 2-14
AVSP II EPC Contract
Exhibit 2 - Site Description

PARCEL 2 OF PARCEL MAP 9347 IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED FEBRUARY 28, 1991 IN BOOK 41, PAGE(S) 141 AND 142, OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM AN UNDIVIDED ONE-HALF INTEREST IN AND TO ALL OIL, GAS, AND OTHER HYDROCARBONS AND MINERALS NOW OR AT ANY TIME HEREAFTER SITUATE THEREIN AND THEREUNDER, TOGETHER WITH ALL EASEMENTS AND RIGHTS NECESSARY OR CONVENIENT FOR THE PRODUCTION, STORAGE AND TRANSPORTATION THEREOF AND THE EXPLORATION AND TESTING OF SAID REAL PROPERTY AND ALSO THE RIGHT TO DRILL FOR, PRODUCE AND USE WATER FROM THE SAID REAL PROPERTY IN CONNECTION WITH DRILLING OR MINING OPERATIONS THEREON, RECORDED FEBRUARY 29, 1944 IN BOOK 1186, PAGE 168 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-47-00-4

PARCEL 25:

THE NORTH HALF OF SECTION 35, TOWNSHIP 9 NORTH, RANGE 15 WEST, S.B.B.M., IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-196-08-00-5

PARCEL 26:

THE EAST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B)

Exhibit 2-15
AVSP II EPC Contract
Exhibit 2 - Site Description

THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-22-00-4

PARCEL 27:

THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL FEBRUARY 19, 1856.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-23-00-7

PARCEL 28:

THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL FEBRUARY 19, 1856, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-24-00-0

PARCEL 29:

THE SOUTH ONE-HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (S 1/2 NW 1/4 SW 1/4 SE 1/4) OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B)

Exhibit 2-16
AVSP II EPC Contract
Exhibit 2 - Site Description

THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-193-19-00-6

PARCEL 30:

THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 26, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL, FEBRUARY 19, 1856.

EXCEPTING THEREFROM ONE HALF OF ALL OIL, MINERALS, GAS, HYDROCARBON AND ALLIED SUBSTANCES BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, WITHOUT RIGHT OF SURFACE ENTRY, AS RESERVED IN DEED RECORDED AUGUST 21, 1962 IN BOOK 3521, PAGE 96 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 261-194-35-00-9

Tract 17: Faber-Wurl/Sub Option Agreement

PARCELS 1, 3 AND 4 OF PARCEL MAP NO. 9211, IN THE UNINCORPORATED AREA OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AS SHOWN ON MAP RECORDED IN BOOK 41 OF PARCEL MAPS, PAGE 9, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

APN:  359-331-24-00-8, 359-331-26-00-4 and 359-331-27-00-7

Tract 18: Grimmway/Original Property

PARCEL A:

PARCELS 1 THROUGH 24, INCLUSIVE, OF PARCEL MAP NO. 7981, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP FILED NOVEMBER 25, 1987 IN BOOK 35 PAGE 43 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

Exhibit 2-17
AVSP II EPC Contract
Exhibit 2 - Site Description

EXCEPTING THE WEST 30 FEET OF PARCELS 1 (EXCEPT THE NORTH 1100 FEET THEREOF), 9, 17 AND 21 AS CONVEYED TO THE ANTELOPE VALLEY-EAST KERN WATER AGENCY IN THE DEEDS RECORDED OCTOBER 3, 1989 IN BOOK 6298, PAGES 1794, 1797 AND 1800 OF OFFICIAL RECORDS.

ALSO EXCEPTING FROM SAID LAND WITHIN THE SOUTH HALF OF THE NORTHEAST QUARTER AND THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 22, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, 50% OF ALL OIL, GAS AND MINERAL RIGHTS, AS RESERVED BY OPAL ERNE, AN UNMARRIED WOMAN, IN DEED RECORDED MARCH 25, 1955 IN BOOK 2395 PAGE 514, OF OFFICIAL RECORDS.

AND ALSO EXCEPTING FROM SAID LAND WITHIN THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 22, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, ALL OF THE OIL, GAS, GOLD, SILVER AND OTHER PRECIOUS METALS, MINERALS AND MINERAL SUBSTANCES IN AND UNDER AND THAT MAY BE PRODUCED FROM SAID LAND TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS AT ALL TIMES FOR THE PURPOSE OF MINING, DRILLING AND EXPLORING SAID LANDS FOR ANY AND ALL OIL, GAS, MINERALS AND MINERAL SUBSTANCES AND REMOVING THE SAME THEREFROM, AS GRANTED TO INDUSTRIAL LESSORS, INC., A NEVADA CORPORATION, IN DEED RECORDED JULY 18, 1956 IN BOOK 2638 PAGE 89, OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 359-011-01-00-8, 359-011-02-00-1, 359-011-03-00-4, 359-011-04-00-7, 359-011-05-00-0, 359-011-06-00-3, 359-011-07-00-6, 359-011-08-00-9, 359-011-09-00-2, 359-011-10-00-4, 359-011-11-00-7, 359-011-12-00-0, 359-011-13-00-3, 359-011-14-00-6, 359-011-15-00-9, 359-011-16-00-2, 359-011-17-00-5, 359-011-18-00-8, 359-011-19-00-1, 359-011-20-00-3, 359-011-21-00-6, 359-011-22-00-9, 359-011-23-00-2 and 359-011-24-00-5

PARCEL B:

PARCEL 2 OF PARCEL MAP WAIVER 17-98, AS SHOWN ON CERTIFICATE OF COMPLIANCE, RECORDED MARCH 3, 1999, AS INSTRUMENT NO. 0199030750, BEING THE SOUTHEAST QUARTER OF SECTION 21, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, AS SHOWN ON THE OFFICIAL PLAT THEREOF.

Exhibit 2-18
AVSP II EPC Contract
Exhibit 2 - Site Description

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 359-020-50-00-6

PARCEL C:

PARCELS 1 THROUGH 12, INCLUSIVE, OF PARCEL MAP 8156, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP FILED DECEMBER 17, 1987 IN BOOK 35, PAGE 53 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM THE WEST 30 FEET OF PARCELS 3 AND 9, AS CONVEYED TO ANTELOPE VALLEY-EAST KERN WATER AGENCY BY DEED RECORDED OCTOBER 3, 1989 IN BOOK 6298, PAGE 1792 OF OFFICIAL RECORDS.

ALSO EXCEPTING ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID LAND, OR THAT MAY BE PRODUCED AND SAVED THEREFROM; PROVIDING, HOWEVER, THAT GRANTORS, THEIR SUCCESSORS AND ASSIGNS, SHALL NOT CONDUCT DRILLING OR OTHER OPERATIONS UPON THE SURFACE OF SAID LAND, BUT NOTHING HEREIN SHALL BE DEEMED TO PREVENT THE EXTRACTING OR CAPTURING OF SAID MINERALS BY DRILLING ON ADJACENT OR NEIGHBORING LAND AND/OR FROM CONDUCTING OPERATIONS UNDER SAID LAND AT A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND SO AS NOT TO DISTURB THE SURFACE THEREOF OR ANY IMPROVEMENTS THEREON, AS RESERVED BY ARMANDO IARUSSI AND EMMA VERA IARUSSI, HUSBAND AND WIFE, IN DEED RECORDED NOVEMBER 30, 1990 IN BOOK 6459, PAGE 1112 OF OFFICIAL RECORDS, AS TO PARCELS 1, 2, 3, 4, 5, 7, 8, 9, 10 AND 11.

ALSO RESERVING TO EMMA VERA IARUSSI, TRUSTEE OF THE ARMANDO IARUSSI AND EMMA VERA IARUSSI FAMILY TRUST DATED MAY 8, 1991 ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID LAND, OR THAT MAY BE PRODUCED AND SAVED THEREFROM; PROVIDING, HOWEVER, THAT EMMA VERA IARUSSI, TRUSTEE OF THE ARMANDO IARUSSI AND EMMA VERA IARUSSI TRUST HER SUCCESSORS AND ASSIGNS, SHALL NOT CONDUCT DRILLING OR OTHER OPERATIONS UPON THE SURFACE OF SAID LAND, BUT NOTHING HEREIN SHALL BE DEEMED TO PREVENT THE EXTRACTING OR CAPTURING OF SAID MINERALS BY DRILLING ON ADJACENT OR NEIGHBORING LAND AND/OR FROM CONDUCTING OPERATIONS UNDER SAID LAND AT A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND SO AS NOT TO DISTURB THE SURFACE THEREOF OR ANY IMPROVEMENTS THEREON, AS RESERVED IN DEED RECORDED MARCH 11, 1998, AS INSTRUMENT NO. 0198030172, OF OFFICIAL

Exhibit 2-19
AVSP II EPC Contract
Exhibit 2 - Site Description

RECORDS, AS TO PARCELS 1 AND 2; PARCEL 3, EXCEPT THE WEST 30 FEET; PARCELS 4, 6 AND 7; PARCEL 9, EXCEPT THE WEST 30 FEET; AND PARCELS 10 AND 12.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 359-174-01-00-6, 359-174-02-00-9, 359-174-03-00-2, 359-174-04-00-5, 359-174-05-00-8, 359-174-06-00-1, 359-174-07-00-4, 359-174-08-00-7, 359-174-09-00-0, 359-174-10-00-2, 359-174-11-00-5 and 359-174-12-00-8

PARCEL D:

ALL THAT PORTION OF THE NORTHWEST QUARTER OF SECTION 22, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE RECORD OF SURVEY MAP AS RECORDED MARCH 22, 1961 IN BOOK 8 PAGE 52 OF RECORD OF SURVEYS.

BEGINNING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER OF SAID SECTION; THENCE NORTH 1° 06' 00" WEST, ALONG THE WEST LINE OF SAID SECTION, 2646.88 FEET TO THE NORTHWEST CORNER OF SAID SECTION; THENCE NORTH 89° 37' 29" EAST ALONG THE NORTH LINE OF SAID SECTION, 75.96 FEET; THENCE SOUTH 0° 22' 31" EAST, 55.00 FEET TO A NON-TANGENT CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 20.00 FEET, A RADIAL LINE TO THE CENTER OF SAID CURVE BEARS SOUTH 0° 22' 31" EAST, THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90° 43' 35", AN ARC DISTANCE OF 31.67 FEET; THENCE SOUTH 1° 06' 06" EAST, PARALLEL WITH AND 55.00 FEET EAST AS MEASURED AT RIGHT ANGLES TO THE WEST LINE OF SAID SECTION, 2571.65 FEET TO THE SOUTH LINE OF NORTHWEST QUARTER OF SAID SECTION; THENCE SOUTH 89° 39' 05" WEST ALONG SAID SOUTH LINE 55.00 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN: 359-240-04-00-7 (PORTION)

PARCEL E:

Exhibit 2-20
AVSP II EPC Contract
Exhibit 2 - Site Description

ALL OF THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, KERN COUNTY, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION; THENCE 89° 39' 05" EAST, ALONG THE NORTHWEST LINE OF SAID SOUTHWEST QUARTER, 2639.00 FEET TO THE CENTER OF SAID SECTION; THENCE SOUTH 1° 04' 21" EAST, ALONG THE EAST LINE OF SAID SOUTHWEST QUARTER, 2648.38 FEET TO THE SOUTH QUARTER CORNER OF SAID SECTION; THENCE SOUTH 89° 41' 29" WEST, ALONG THE SOUTH LINE OF SAID SECTION, 2637.89 FEET TO THE SOUTHWEST CORNER OF SAID SECTION; THENCE NORTH 1° 05' 50" WEST, ALONG THE WEST LINE OF SAID SECTION, 2646.55 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APNS: 359-240-04-00-7 (PORTION)

Tract 19: Harter/Sub Option Agreement

PARCEL 1:

THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE NORTHERLY 20.00 FEET OF THE SOUTHERLY 50.00 FEET THEREOF.

ALSO EXCEPT THAT PORTION INCLUDED IN PARCEL MAP NO. 2088, FILED APRIL 24, 1975 IN BOOK 13, PAGE 110 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF KERN COUNTY.

APN: 359-175-01-00-3

PARCEL 2:

PARCELS 1, 2 AND 3 IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 2088, FILED APRIL 24, 1975 IN BOOK

Exhibit 2-21
AVSP II EPC Contract
Exhibit 2 - Site Description

13 PAGE 110 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF KERN COUNTY.

EXCEPT THE NORTHERLY 20.00 FEET OF THE SOUTHERLY 50.00 FEET THEREOF.

APN: 359-175-02-00-6,359-175- 03-00-9,359-175-04-00-2

PARCEL 3:

THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 34, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

APN: 359-321-01-00-8

Tract 20: Intentionally deleted.

Tract 21: Kumar/Sub Option Agreement

PARCEL 4 OF PARCEL MAP 8370, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER PARCEL MAP RECORDED NOVEMBER 30, 1987, IN BOOK 35, PAGE(S) 49 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM 50% OF ALL COAL, OIL, PETROLEUM, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, BUT WITHOUT ANY RIGHTS TO THE GRANTORS, THEIR HEIRS, EXECUTORS OR ASSIGNS, TO ENTER UPON THE SURFACE OF SAID LAND, OR THE SUB-SURFACE THEREOF TO A DEPTH OF 500 FEET, FOR THE PURPOSE OF TAKING THEREFROM ANY SUCH SUBSTANCES MENTIONED HEREIN, AS RESERVED BY LESLIE C. WEAVER AND HAZEL L. WEAVER, HUSBAND AND WIFE, IN DEED DATED JANUARY 27, 1989 AND RECORDED FEBRUARY 13, 1989, IN BOOK 6208, PAGE(S) 1290 AS INSTRUMENT NO. 015620 OF OFFICIAL RECORDS.

APN: 359-324-21-00-7

Tract 22: Intentionally deleted.

Tract 23: Nikkel/Easement Agreement

AN EASEMENT AND RIGHT OF WAY FOR TRANSMISSION LINE AND INCIDENTAL PURPOSES, OVER, UNDER, ALONG AND ACROSS A STRIP OF LAND, 100 FEET IN

Exhibit 2-22
AVSP II EPC Contract
Exhibit 2 - Site Description

WIDTH, DESCRIBED AS THE SOUTH 100 FEET OF THE NORTH 155 FEET OF PARCEL 1 OF PARCEL MAP 1028, IN THE UNINCORPORATED AREA, OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED AUGUST 14, 1973 IN BOOK 6, PAGE 140 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND MINERALS IN THE REAL PROPERTY AND RIGHTS RELATED THERETO; PROVIDED THAT GRANTOR AND ITS HEIRS, SUCCESSORS AND ASSIGNS SHALL HAVE NO RIGHT TO ENTER, ACCESS OR USE THE SURFACE OF THE REAL PROPERTY, OR THE SUBSURFACE ABOVE A DEPTH OF 500 FEET FOR ANY REASON, INCLUDING WITHOUT LIMITATION THE INVESTIGATION OR DEVELOPMENT OF OIL, GAS OR MINERAL RIGHTS OR THE EXTRACTION OF OIL, GAS OR MINERALS, AS RESERVED BY CLARENCE NIKKEL, ET AL, IN GRANT DEED RECORDED MARCH 2, 2010, AS INSTRUMENT NO. 0210027026 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN:  359-041-07-00-5 (PORTION)

Tract 24: Intentionally deleted.

Tract 25: Intentionally deleted.

Tract 26: Sempra/Easement Agreement

AN EASEMENT AND RIGHT OF WAY FOR POWERLINE AND INCIDENTAL PURPOSES, OVER, UNDER, ALONG AND ACROSS A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE NORTH 100 FEET OF PARCELS 1 THROUGH 8, INCLUSIVE, OF PARCEL MAP 8190, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP FILED SEPTEMBER 30, 1988 IN BOOK 36 PAGE 184 OF MAPS; AND BEING A PORTION OF PARCEL "A" OF DETERMINATION OF MERGER, RECORDED APRIL 5, 2011 AS INSTRUMENT NO. 0211044912 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; AND BEING A PORTION OF SECTION 29, TOWNSHIP 9 NORTH, RANGE 14 WEST OF THE SAN BERNARDINO BASE AND MERIDIAN.

APN:  359-350-01-00-0 (Affects Parcel 1)
359-350-02-00-0 (Affects Parcel 2)
359-350-03-00-0 (Affects Parcel 3)
359-350-04-00-0 (Affects Parcel 4)

Exhibit 2-23
AVSP II EPC Contract
Exhibit 2 - Site Description

359-350-05-00-0 (Affects Parcel 5)
359-350-06-00-0 (Affects Parcel 6)
359-350-07-00-0 (Affects Parcel 7)
359-350-08-00-0 (Affects Parcel 8)

Tract 27: Intentionally deleted.

Tract 28: Intentionally deleted.

Tract 29: Wong/Fee Option Agreement

PARCEL NO. 2 OF PARCEL MAP NO. 8294, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, FILED OCTOBER 22, 1987 IN BOOK 35, PAGE 17 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A) ANY AND ALL MINERAL RIGHTS APPURTENANT TO THE REAL PROPERTY OR OTHERWISE BENEFITING THE REAL PROPERTY, AND B) THE RIGHT TO DRILL OR EXCAVATE, OR PLACE STRUCTURES ON, THE REAL PROPERTY BELOW A DEPTH OF FIFTY (50) FEET AS RESERVED IN DEED RECORDED DECEMBER __, 2012 AS INSTRUMENT NO. 2012-______ OF OFFICIAL RECORDS.

APN:  359-331-17-00-8

Tract 30: Willow Springs Gen-Tie Easement

AN EASEMENT FOR TRANSMISSION LINE AND INCIDENTAL PURPOSES BEING OVER, UNDER OR ACROSS A PORTION OF THE NORTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE MERIDIAN, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLATS THEREOF, AS MORE PARTICULARLY DESCRIBED IN PARCEL 1A AND PARCEL 1B, AS FOLLOWS:

PARCEL 1A: Intentionally deleted.

PARCEL 1B: GEN-TIE WILLOW SPRINGS

COMMENCING AT THE WEST QUARTER CORNER OF SAID SECTION 24, THENCE EASTERLY ALONG THE SOUTH LINE OF SAID SECTION, SOUTH 89° 37' 45” EAST, 155.03 FEET TO THE POINT OF BEGINNING OF THE LAND TO BE DESCRIBED, THENCE NORTH 00° 58' 32” WEST, 1633.91 FEET; THENCE SOUTH 89° 01' 35” WEST, 155.00 FEET; THENCE NORTH 00° 58' 32” WEST, 20.00 FEET; THENCE NORTH 89° 01' 35” EAST, 155.00 FEET; THENCE NORTH 00° 58' 32” WEST, 131.64 FEET, THENCE NORTH 82° 35' 58” WEST, 155.25 FEET; THENCE NORTH 00° 58' 32” WEST, 101.08 FEET; THENCE SOUTH 82° 35' 58” EAST, 155.25 FEET; THENCE NORTH 00° 58' 32” WEST, 699.12 FEET; THENCE SOUTH 89° 37' 45” EAST, 100.03 FEET; THENCE SOUTH

Exhibit 2-24
AVSP II EPC Contract
Exhibit 2 - Site Description

00° 58' 32” EAST, 2585.71 FEET; THENCE NORTH 89° 37' 45” WEST, 100.04 TO THE POINT OF BEGINNING.

AN EASEMENT FOR ACCESS AND INCIDENTAL PURPOSES BEING OVER, UNDER OR ACROSS A PORTION OF THE NORTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE MERIDIAN, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLATS THEREOF, AS MORE PARTICULARLY DESCRIBED IN PARCEL 2A AND PARCEL 2B, AS FOLLOWS:

PARCEL 2A: Intentionally deleted.

PARCEL 2B: TEMPORARY CONSTRUCTION WILLOW SPRINGS

THE WESTERLY 55 FEET OF THE SOUTHERN MOST 2585 FEET OF THE NORTHWEST QUARTER OF SECTION 24.

EXCEPT THOSE PORTIONS AS DESCRIBED IN PARCEL 1B ABOVE.

APN: 261-260-20-00-7, 261-260-22-00-3 and 261-260-23-00-6 (PORTION)

Tract 31: Intentionally deleted.

Tract 32: Intentionally deleted.

Tract 33: Intentionally deleted.

Tract 34: Intentionally deleted.

Tract 35: Intentionally deleted.

Tract 36: AVWS Easement

THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA.

APN: 261-196-11-00-3

Tract 37: Intentionally deleted.

Tract 38: Intentionally deleted.

Tract 39: Intentionally deleted.

Exhibit 2-25
AVSP II EPC Contract
Exhibit 2 - Site Description

Tract 40: Lin/Sempra Gen-Tie Easement

PARCEL 1A: GEN-TIE LIN/SEMPRA

AN EASEMENT FOR TRANSMISSION LINE PURPOSES OVER UNDER AND ACROSS A PORTION OF THE SOUTH ONE-HALF OF THE SOUTH ONE-HALF OF THE SOUTH ONE-HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLATS THEREOF, AS GRANTED FROM FIRST SOLAR DEVELOPMENT, INC., A DELAWARE CORPORATION TO SGS ANTELOPE VALLEY DEVELOPMENT, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND WHIRLWIND SOLAR STAR, LLC, A DELAWARE LIMITED LIABILITY COMPANY, IN THAT CERTAIN GRANT OF POWER LINE AND ACCESS EASEMENT RECORDED AUGUST 16, 2011 AS INSTRUMENT NO. 000211103862, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE KERN COUNTY OFFICIAL RECORDS.

PARCEL1B: ACCESS LIN/SEMPRA

AN EASEMENT FOR ACCESS PURPOSES OVER UNDER AND ACROSS A PORTION OF THE SOUTH ONE-HALF OF THE SOUTH ONE-HALF OF THE SOUTH ONE-HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO BASE MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLATS THEREOF, AS GRANTED FROM FIRST SOLAR DEVELOPMENT, INC., A DELAWARE CORPORATION TO SGS ANTELOPE VALLEY DEVELOPMENT, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND WHIRLWIND SOLAR STAR, LLC, A DELAWARE LIMITED LIABILITY COMPANY, IN THAT CERTAIN GRANT OF POWER LINE AND ACCESS EASEMENT RECORDED AUGUST 16, 2011 AS INSTRUMENT NO. 000211103862, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE KERN COUNTY OFFICIAL RECORDS.

AND

Exhibit 2-26
AVSP II EPC Contract
Exhibit 2 - Site Description

A STRIP OF LAND, 30 FEET IN WIDTH, DESCRIBED AS THE WESTERNMOST 30 FEET OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE KERN COUNTY OFFICIAL RECORDS.

APN: 261-120-08-00-2 (PORTION)

Tract 41: Tallman Gen-Tie Easement (Sempra)

PARCEL 1A: GEN-TIE TALLMAN

AN EASEMENT AND RIGHT OF WAY FOR POWER LINE AND APPURTENANCES THERETO, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF THE NORTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, AS GRANTED BY DOCUMENT RECORDED JULY 7, 2011 AS INSTRUMENT NO. 0211086404 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE NORTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

APN: 261-120-01-00-1

PARCEL 1B: ACCESS TALLMAN

AN EASEMENT AND RIGHT OF WAY FOR PEDESTRIAN AND VEHICULAR INGRESS, EGRESS AND ACCESS AND APPURTENANCES THERETO, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF THE NORTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, AS GRANTED BY DOCUMENT RECORDED JULY 7, 2011 AS INSTRUMENT NO. 0211086404 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE NORTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

AND

Exhibit 2-27
AVSP II EPC Contract
Exhibit 2 - Site Description

A STRIP OF LAND, 55 FEET IN WIDTH, DESCRIBED AS THE WESTERNMOST 55 FEET OF THE NORTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

APN: 261-120-01-00-1

Tract 42: Campbell Gen-Tie Easement (Sempra)

PARCEL 1A: GEN-TIE CAMPBELL

AN EASEMENT AND RIGHT OF WAY FOR POWER LINE AND APPURTENANCES THERETO, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF THE WEST HALF OF THE WEST HALF OF THE SOUTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, AS GRANTED BY DOCUMENT RECORDED JUNE 13, 2011 AS INSTRUMENT NO. 0211076177 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE WEST HALF OF THE WEST HALF OF THE SOUTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

APN: 261-120-09-00-5

PARCEL 1B: ACCESS CAMPBELL

AN EASEMENT AND RIGHT OF WAY FOR PEDESTRIAN AND VEHICULAR INGRESS, EGRESS AND ACCESS AND APPURTENANCES THERETO, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF THE WEST HALF OF THE WEST HALF OF THE SOUTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, AS GRANTED BY DOCUMENT RECORDED JUNE 13, 2011 AS INSTRUMENT NO. 0211076177 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE WEST HALF OF THE WEST HALF OF THE SOUTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE

Exhibit 2-28
AVSP II EPC Contract
Exhibit 2 - Site Description

COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

AND

A STRIP OF LAND, 55 FEET IN WIDTH, DESCRIBED AS THE WESTERNMOST 55 FEET OF THE WEST HALF OF THE WEST HALF OF THE SOUTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

APN: 261-120-09-00-5

Tract 43: Way Gen-Tie Easement (Sempra)

PARCEL 1A: GEN-TIE WAY

AN EASEMENT AND RIGHT OF WAY FOR POWER LINE AND APPURTENANCES THERETO, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY SURVEYOR GENERAL FEBRUARY 19, 1856.

THE PLAT OF A DEPENDENT RESURVEY OF SAID TOWNSHIP WAS FILED IN THE DISTRICT LAND OFFICE OCTOBER 7, 1936.

SAID EASEMENT WAS GRANTED BY DOCUMENT RECORDED JUNE 13, 2011 AS INSTRUMENT NO. 0211076180 OF OFFICIAL RECORDS, AND IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL FEBRUARY 19, 1856.

THE PLAT OF A DEPENDENT RESURVEY OF SAID TOWNSHIP WAS FILED IN THE DISTRICT LAND OFFICE OCTOBER 7, 1936.

APN: 261-120-05-00-3 and 261-120-06-00-6

PARCEL 1B: ACCESS WAY

Exhibit 2-29
AVSP II EPC Contract
Exhibit 2 - Site Description

AN EASEMENT AND RIGHT OF WAY FOR PEDESTRIAN AND VEHICULAR INGRESS, EGRESS AND ACCESS AND APPURTENANCES THERETO, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY SURVEYOR GENERAL FEBRUARY 19, 1856.

THE PLAT OF A DEPENDENT RESURVEY OF SAID TOWNSHIP WAS FILED IN THE DISTRICT LAND OFFICE OCTOBER 7, 1936.

SAID EASEMENT WAS GRANTED BY DOCUMENT RECORDED JUNE 13, 2011 AS INSTRUMENT NO. 0211076180 OF OFFICIAL RECORDS, AND IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL FEBRUARY 19, 1856.

AND

A STRIP OF LAND, 55 FEET IN WIDTH, DESCRIBED AS THE WESTERNMOST 55 FEET OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL FEBRUARY 19, 1856.
THE PLAT OF A DEPENDENT RESURVEY OF SAID TOWNSHIP WAS FILED IN THE DISTRICT LAND OFFICE OCTOBER 7, 1936.

APN: 261-120-05-00-3 and 261-120-06-00-6

Tract 44: Blaire Gen-Tie Easement (Sempra)
PARCEL 1A: GEN-TIE BLAIRE

AN EASEMENT AND RIGHT OF WAY FOR POWER LINE AND APPURTENANCES THERETO, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY SURVEYOR GENERAL FEBRUARY 19, 1856.

Exhibit 2-30
AVSP II EPC Contract
Exhibit 2 - Site Description

THE PLAT OF A DEPENDENT RESURVEY OF SAID TOWNSHIP WAS FILED IN THE DISTRICT LAND OFFICE OCTOBER 7, 1936.

SAID EASEMENT WAS GRANTED BY DOCUMENT RECORDED JUNE 13, 2011 AS INSTRUMENT NO. 0211076184 OF OFFICIAL RECORDS, AND IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL FEBRUARY 19, 1856.

THE PLAT OF A DEPENDENT RESURVEY OF SAID TOWNSHIP WAS FILED IN THE DISTRICT LAND OFFICE OCTOBER 7, 1936.

APN: 261-120-07-00-9

PARCEL 1B: ACCESS BLAIRE

AN EASEMENT AND RIGHT OF WAY FOR PEDESTRIAN AND VEHICULAR INGRESS, EGRESS AND ACCESS AND APPURTENANCES THERETO, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY SURVEYOR GENERAL FEBRUARY 19, 1856.
THE PLAT OF A DEPENDENT RESURVEY OF SAID TOWNSHIP WAS FILED IN THE DISTRICT LAND OFFICE OCTOBER 7, 1936.

SAID EASEMENT WAS GRANTED BY DOCUMENT RECORDED JUNE 13, 2011 AS INSTRUMENT NO. 0211076184 OF OFFICIAL RECORDS, AND IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A STRIP OF LAND, 100 FEET IN WIDTH, DESCRIBED AS THE EASTERN 100 FEET OF THE WESTERNMOST 255 FEET OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL FEBRUARY 19, 1856.

AND

A STRIP OF LAND, 55 FEET IN WIDTH, DESCRIBED AS THE WESTERNMOST 55 FEET OF THE NORTH HALF OF THE SOUTH HALF OF THE SOUTH HALF OF THE

Exhibit 2-31
AVSP II EPC Contract
Exhibit 2 - Site Description

SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 9 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL FEBRUARY 19, 1856.

THE PLAT OF A DEPENDENT RESURVEY OF SAID TOWNSHIP WAS FILED IN THE DISTRICT LAND OFFICE OCTOBER 7, 1936.
APN: 261-120-07-00-9

Tract 45: Intentionally deleted.

Tract 46: Lazaro/Falvo

Parcel A:

Parcel 1 of Parcel Map 8527, filed November 18, 1987 in Book 35, Page 39 of Parcel Maps in the office of the Kern County recorder, being a division of the North half of the Northeast Quarter of Section 28 Township 9 North, RANGE 14 WEST, San Bernardino Base and Meridian in the unincorporated area of the County of Kern, State of California.

APN: 359-331-02-00-4

Parcel B:

Parcels 1, 2, 3 and 4 of Parcel Map 8665, in the unincorporated area of the County of Kern, State of California as per map filed July 25, 1988 in Book 36, Page 72 of parcel maps, in the office of the county recorder of said county.

APN: 359-331-04-00-0, 359-331-05-00-3, 359-331-10-00-7 AND 359-331-11-00-0

Tract 47: Intentionally deleted.

Tract 48: Antelope Valley-East Kern Water Agency

PARCEL A (AVEK 2 CROSSING):

REAL PROPERTY IN THE COUNTY OF KERN, STATE OF CALIFORNIA, BEING A PORTION OF PARCEL 1 OF PARCEL MAP 2088, FILED APRIL 24, 1975 IN BOOK 13 OF PARCEL MAPS, PAGE 110, IN THE OFFICE OF THE KERN COUNTY RECORDER, BEING IN THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Exhibit 2-32
AVSP II EPC Contract
Exhibit 2 - Site Description

COMMENCING AT THE SOUTHWEST CORNER OF SAID PARCEL 1, THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID PARCEL 1, N. 00°05'24” W., 30.00 FEET TO THE SOUTHERLY LINE OF THAT CERTAIN EASEMENT IN FAVOR OF ANTELOPE VALLEY-EAST KERN WATER AGENCY, FILED MAY 5, 1976 IN BOOK 4953, PAGE 1924 OF OFFICIAL RECORDS; THENCE EASTERLY ALONG SAID SOUTHERLY LINE, N. 89°47'11”E., 71.10 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING EASTERLY ALONG SAID SOUTHERLY LINE, N. 89°47'11” E., 30.00 FEET; THENCE LEAVING SAID LINE, N. 00°00'03” W., 20.00 FEET TO THE NORTHERLY LINE OF SAID EASEMENT; THENCE WESTERLY ALONG SAID NORTHERLY LINE, S. 89°47'11” W., 30.00 FEET; THENCE LEAVING SAID LINE, S. 00°00'03” E., 20.00 FEET TO THE POINT OF BEGINNING.

APN: 359-175-06-00-0 (PORTION)

PARCEL B (AVEK 3 CROSSING):

REAL PROPERTY IN THE COUNTY OF KERN, STATE OF CALIFORNIA, BEING A PORTION OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID EAST HALF OF THE SOUTHEAST QUARTER, THENCE NORTHERLY ALONG THE EASTERLY LINE OF SAID EAST HALF OF THE SOUTHEAST QUARTER, N. 00°03'56” W., 30.00 FEET TO THE SOUTHERLY LINE OF THAT CERTAIN EASEMENT IN FAVOR OF ANTELOPE VALLEY-EAST KERN WATER AGENCY, FILED MAY 5, 1976, IN BOOK 4953, PAGE 1924 OF OFFICIAL RECORDS; THENCE WESTERLY ALONG SAID SOUTHERLY LINE, S. 89°47'11”W., 407.64 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING WESTERLY ALONG SAID SOUTHERLY LINE, S. 89°47'11” W., 40.00 FEET; THENCE LEAVING SAID LINE, N. 00°12'49” W., 20.00 FEET TO THE NORTHERLY LINE OF SAID EASEMENT; THENCE EASTERLY ALONG SAID NORTHERLY LINE, N. 89°47'11” E., 40.00 FEET; THENCE LEAVING SAID LINE, S. 00°12'49” E., 20.00 FEET TO THE POINT OF BEGINNING.

APN: 359-175-01-00-3

PARCEL C (AVEK 4 CROSSING):

REAL PROPERTY IN THE COUNTY OF KERN, STATE OF CALIFORNIA, BEING A PORTION OF PARCEL 17 OF PARCEL MAP 7981, FILED NOVEMBER 25, 1987, IN BOOK 35 OF PARCEL MAPS, PAGE 43, IN THE OFFICE OF THE KERN COUNTY RECORDER, BEING IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Exhibit 2-33
AVSP II EPC Contract
Exhibit 2 - Site Description

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 17, THENCE EASTERLY ALONG THE NORTHERLY LINE OF SAID PARCEL 17, N. 89°43'59” E., 30.00 FEET TO A POINT IN THE NORTHERLY PROLONGATION OF THE EASTERLY LINE OF THAT CERTAIN EASEMENT IN FAVOR OF ANTELOPE VALLEY-EAST KERN WATER AGENCY, FILED OCTOBER 3, 1989 IN BOOK 6298, PAGE 1806 OF OFFICIAL RECORDS; THENCE SOUTHERLY ALONG SAID PROLONGATION OF THE EASTERLY LINE, S. 00°59'55” E., 90.00 FEET; THENCE WESTERLY AND PARALLEL WITH THE NORTHERLY LINE OF SAID PARCEL 17, S. 89°43'59” W., 30.00 FEET TO THE WESTERLY LINE OF SAID PARCEL 17; THENCE NORTHERLY ALONG SAID WESTERLY LINE, N. 00°59'55” W., 90.00 FEET TO THE POINT OF BEGINNING.

APN: 359-011-27-00-0 (PORTION)

PARCEL D (AVEK 5 CROSSING):

REAL PROPERTY IN THE COUNTY OF KERN, STATE OF CALIFORNIA, BEING A PORTION OF PARCEL 21 OF PARCEL MAP 7981, FILED NOVEMBER 25, 1987, IN BOOK 35 OF PARCEL MAPS, PAGE 43, IN THE OFFICE OF THE KERN COUNTY RECORDER, BEING IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID PARCEL 21, THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID PARCEL 21, ALSO BEING THE WESTERLY LINE OF THAT CERTAIN EASEMENT IN FAVOR OF ANTELOPE VALLEY-EAST KERN WATER AGENCY, RECORDED OCTOBER 3, 1989 IN BOOK 6289, PAGE 1806 OF OFFICIAL RECORDS, N. 00°59'55” W., 189.09 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTHERLY ALONG SAID WESTERLY LINE N. 00°59'55” W., 30.00 FEET; THENCE LEAVING SAID LINE N. 90°00'00” E., 30.00 FEET TO THE EASTERLY LINE OF SAID EASEMENT; THENCE SOUTHERLY ALONG SAID EASTERLY LINE, S. 00°59'55” E., 30.00 FEET; THENCE LEAVING SAID LINE N. 90°00'00” W., 30.00 FEET TO THE POINT OF BEGINNING.

APN: 359-011-27-00-0 (PORTION)

PARCEL E (AVEK 6 CROSSING):

REAL PROPERTY IN THE COUNTY OF KERN, STATE OF CALIFORNIA, BEING A PORTION OF PARCEL 21 OF PARCEL MAP 7981, FILED NOVEMBER 25, 1987, IN BOOK 35 OF PARCEL MAPS, PAGE 43, IN THE OFFICE OF THE KERN COUNTY RECORDER, BEING IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID PARCEL 21, THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID PARCEL 21, ALSO BEING THE

Exhibit 2-34
AVSP II EPC Contract
Exhibit 2 - Site Description

WESTERLY LINE OF THAT CERTAIN EASEMENT IN FAVOR OF ANTELOPE VALLEY-EAST KERN WATER AGENCY, RECORDED OCTOBER 3, 1989 IN BOOK 6289, PAGE 1806 OF OFFICIAL RECORDS, N. 00°59'55” W., 109.58 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTHERLY ALONG SAID WESTERLY LINE N. 00°59'55” W., 40.00 FEET; THENCE LEAVING SAID LINE S. 89°59'57” E., 30.00 FEET TO THE EASTERLY LINE OF SAID EASEMENT; THENCE SOUTHERLY ALONG SAID EASTERLY LINE, S. 00°59'55” E., 40.00 FEET; THENCE LEAVING SAID LINE N. 89°59'57” W., 30.00 FEET TO THE POINT OF BEGINNING.

APN: 359-011-27-00-0 (PORTION)

PARCEL F (AVEK 7 CROSSING):

REAL PROPERTY IN THE COUNTY OF KERN, STATE OF CALIFORNIA, BEING A PORTION OF PARCEL 9 OF PARCEL MAP 8156, FILED DECEMBER 17, 1987 IN BOOK 35 OF PARCEL MAPS, PAGE 53, IN THE OFFICE OF THE KERN COUNTY RECORDER, BEING IN THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 9 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID PARCEL 9, THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID PARCEL 9, N. 00°06'53” W., 89.69 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTHERLY ALONG SAID WESTERLY LINE, N. 00°06'53” W., 30.00 FEET; THENCE LEAVING SAID LINE, S. 89°59'57” E., 30.00 FEET TO THE EASTERLY LINE OF THE CONVEYANCE TO ANTELOPE VALLEY-EAST KERN WATER AGENCY, FILED OCTOBER 3, 1989 IN BOOK 6298, PAGE 1792 OF OFFICIAL RECORDS; THENCE SOUTHERLY ALONG SAID EASTERLY LINE, S. 00°06'53” E., 30.00 FEET; THENCE LEAVING SAID LINE, N. 89°59'57” W., 30.00 FEET TO THE POINT OF BEGINNING.

APN: 359-174-14-00-0 (PORTION)

Exhibit 2-35
AVSP II EPC Contract
Exhibit 2 - Site Description

EXHIBIT 3
Technical Specifications- AVSP2

Contractor shall design the Facility in accordance with the Facility Description set forth in Part One of this Exhibit 3 and the Specifications set forth in Part Two of this Exhibit 3.
Part One - Facility Description
***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 3-1
AVSP II EPC Contract
Exhibit 3 - Technical Specifications

Part Two - Specifications
1.     Minimum Facility Design Criteria
The following minimum design criteria shall be applied to the Work:
***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 3-2
AVSP II EPC Contract
Exhibit 3 - Technical Specifications

Exhibit 3 - Appendix A

***

[4 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 3 - Appendix A-1
AVSP II EPC Contract
Exhibit 3 - Appendix A - Oasis Power Block Specifications

Exhibit 3 - Appendix B
Reserved

Exhibit 3 - Appendix B-1
AVSP II EPC Contract
Exhibit 3 - Appendix B - Reserved

Exhibit 3 - Appendix C
Well Locations

***

[1 page redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 3 - Appendix C-1
AVSP II EPC Contract
Exhibit 3 - Appendix C - Well Locations

Exhibit 4A
AVSP II Milestone Schedule

***

[2 pages redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 4A-1
AVSP II EPC Contract
Exhibit 4A - Milestone Schedule

Exhibit 4B
Guaranteed MW block On-Line Schedule

***

[1 page redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 4B-1
AVSP II EPC Contract
Exhibit 4B - Guaranteed MW block On-Line Schedule

EXHIBIT 4C
Baseline PV Module Delivery Schedule - AVSP I and AVSP II

The following is the agreed upon baseline PV module delivery schedule referenced in Exhibit 31 of the Agreement which shall be used to determine Contractor's compliance with the accelerated PV module delivery obligations under this Agreement and Exhibit 31.

Period	PV Modules Delivered AVSP I, MWdc	PV Modules Delivered AVSP II, MWdc	Total PV Modules Delivered, MWdc	Quarter % PV Modules Delivered	Total % PV Modules Delivered
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
Total	***	***	***	***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 4C-1
AVSP II EPC Contract
Exhibit 4C - Baseline PV Module Delivery Schedule

EXHIBIT 5
Key Personnel

Contractor shall staff the Project with the listed Key Personnel as defined in Section 5.2 of this Agreement. Changes to the individuals identified in this Exhibit 5 will be subject to the requirements of Section 5.2 of this Agreement.

Title	Contractor Key Personnel Assigned
Contractor's Representative - AVSP II	***
Project Director - AVSP II	***
Site Director - AVSP II	***
Engineering Manager - AVSP II	***
Environmental Permit Manager - AVSP II	***
Safety Manager - AVSP II	***
Commissioning/Testing Manager - AVSP II	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 5-1
AVSP II EPC Contract
Exhibit 5 - Key Personnel

AVSP II
EXHIBIT 6A

Contractor Acquired Permits

	Permit	Applicable Agency
1.	Encroachment Permits	Kern County
2.	Vacations of public road and public access easements listed on Schedule 2.7(v) to MIPA	Kern County
3.	Landscaping Plan Approval	Kern County
4.
Pre-Construction Surveys for Migratory Birds and Raptors, Burrowing Owl, American Badger and Desert Kit Fox, Active Bat Maternity Roosts, Coast Horned Lizard and Silvery Legless Lizard and Desert Tortoise
Kern County
5.	Decommissioning Plan	Kern County
6.	Dedication of Alternative Energy Corridor	Kern County
7.	Approval of Solar Panel Support/Foundation Structures	Kern County
8.	Fugitive Dust Emissions Control Plan	Eastern Kern County Air Pollution Control District
9.	Drainage Plan	Kern County
10.	Water Supply and Sewage Disposal Plan	Kern County
11.	Fire Safety Plan (during construction)	Kern County Fire Department
12.	Memorandum of Understanding and Agreement for Performance of Zoning Ordinance and Mitigation Measures as Environmental Restrictions	Kern County
13.	Hazardous Waste Identification Number (during construction)	US Environmental Protection Agency
14.	Oil Spill Prevention Control and Countermeasure Plan (during construction)	US Environmental Protection Agency

Exhibit 6A-1
AVSP II EPC Contract
Exhibit 6A - Contractor Acquired Permits

	Permit	Applicable Agency
15.	General Permit for Discharge of Storm Water Associated with Construction Activities (during construction)	State Water Resources Control Board
16.	Septic System Permits (if not a part of building permits)	Kern County
17.	Grading Permit	Kern County
18.	Building/Construction Permits	Kern County
19.	Archaeological Research Design and Treatment Plan waiver	Kern County Planning and Community Development Department

Exhibit 6A-2
AVSP II EPC Contract
Exhibit 6A - Contractor Acquired Permits

EXHIBIT 6B

Owner Acquired Permits

	Permit	Applicable Agency
1.	Final Environmental Impact Report (SCH# 2010031022) for the Antelope Valley Solar Project (approved August 2, 2011; NOD filed August 24, 2011)	Kern County Board of Supervisors
2.	Water Supply Assessment (approved August 2, 2011)	Kern County Board of Supervisors
3.	Resolution No. 2011-193 approving Specific Plan Amendment Case Nos. 17, 2 and 3 (Map Nos. 232, 232-23 and 233) (approved August 2, 2011)	Kern County Board of Supervisors
4.	Resolution No. 2011-194 approving amendments to Zoning Map Nos. 232 and 232-23 (Zone Change Case Nos. 34 and 5) (approved August 2, 2011)	Kern County Board of Supervisors
5.	Ordinance No. G-8179 amending Zoning Map No. 232 (Zone Change Case No. 34) (approved August 2, 2011)	Kern County Board of Supervisors
6.	Ordinance No. G-8180 amending Zoning Map No. 232-23 (Zone Change Case No. 5) (approved August 2, 2011)	Kern County Board of Supervisors
7.	Resolution No. 2011-195 approving Tentative Cancellation of Williamson Act Contracts (approved August 2, 2011; corrected September 4, 2012)	Kern County Board of Supervisors
8.	Resolution No. 2011-196 approving Conditional Use Permit Nos. 28, 2 and 8 (Map Nos. 232, 232-23 and 233) (approved August 2, 2011)	Kern County Board of Supervisors
9.	Addendum to the Environmental Impact Report for the Antelope Valley Solar Project (approved March 13, 2012; NOD filed March 22, 2012)	Kern County Board of Supervisors
10.	Resolution No. 2012-036 approving amendments to Zoning Map No. 233 (Zone Change Case No. 15) (approved March 13, 2012)	Kern County Board of Supervisors

Exhibit 6B-1
AVSP II EPC Contract
Exhibit 6B -Owner Acquired Permits

	Permit	Applicable Agency
11.	Ordinance No. G-8262 amending Zoning Map No. 233 (Zone Change Case No. 15) (approved March 13, 2012)	Kern County Board of Supervisors
12.	Resolution No. 2012-037 approving Modification to Conditional Use Permit Nos. 28 and 8 (Map Nos. 232 and 233) (approved March 13, 2012)	Kern County Board of Supervisors
13.	Certificate of Cancellation of Williamson Act Contract (approved September 20, 2012)	Kern County Board of Supervisors
14.	Hazardous Waste Identification Number (during operations) (if required)	US Environmental Protection Agency
15.	Oil Spill Prevention Control and Countermeasure Plan (during operations) (if required)	US Environmental Protection Agency
16.	Industrial Storm Water General Permit Order 97-03-DWQ (General Industrial Permit) (during operations)	Lahontan Regional Water Quality Control Board (LRWQCB)
17.	Water Quality Certification (during operations)	Lahontan Regional Water Quality Control Board (LRWQCB)
18.	Fire Safety Plan (during operations)	Kern County Fire Department
19.	Raven Management Plan consultation (during operations)	US Fish & Wildlife Service
20.	Market Based Rate Authorization under Section 205 of the Federal Power Act	FERC

Exhibit 6B-2
AVSP II EPC Contract
Exhibit 6B -Owner Acquired Permits

EXHIBIT 7
CONTRACTOR SUBMITTALS & PROJECT DOCUMENTATION

I.	GENERAL SCOPE

1.1
Exhibit 7 lists the documentation to be provided by Contractor to Owner. In order to facilitate the Owner's right to review Contractor Submittals in accordance with the terms of this Agreement, Contractor shall provide such documentation in accordance with the submission requirements set forth in this Exhibit 7. Transmittals for all submittals are to clearly indicate Owner's name, Contractor's project number, Owner's project number, how they are being sent, and the reason for the submittal. The transmittal should include a clear, concise description of all documents enclosed. Documentation by drawing number, revision number, document or drawing title, and date should be indicated, if applicable. Distributions to other parties are to be shown on the face of the transmittal.

1.2
Contractor Submittals identified below will be transferred electronically to Owner via Contractor's document management system, E-Builder. Contractor will send to Owner, through E-builder, an email with a hyperlink to an online server where Owner may download documents for its review from E-Builder. Electronically transmitted documents are submitted as portable document format (*.pdf) files. Documents that cannot be transmitted electronically shall be submitted to Owner as hard copy via overnight mail. The date of the email notification or the date indicated on the delivery receipt for overnight mail shall be the contractual delivery date for the Contractor Submittals.

1.3
Contractor shall submit to Owner for information all Contractor Submittals and modified Contractor Submittals. All documents prepared by Contractor shall be in English and shall bear the Project name AVSP II and a full title block containing a unique identification number, revision number, source and type of document and descriptive title. Each document shall clearly indicate the applicable status of the document (e.g. Preliminary, for Information, for Review, for Permit, for Bid, for Bid Addendum, for Construction, Design Bulletin, and Record Drawing incorporating all as-built comments) as well as the revision date. Contractor shall make reasonable efforts to obtain subcontractor submittals that follow these same guidelines.

1.4
Contractor shall make reasonable efforts that project drawings be prepared in such a way that photo-reduction to 11”x17” size shall result in a legible and useable drawing. Particular attention shall be paid in this respect to selection of fonts. A scale bar shall be included to permit use following photo-reduction on drawings where where scaling is applicable.

1.5
Where possible, and for Contractor Submittals generated after the Effective Date, one electronic copy of Contractor and Subcontractor generated drawings and documents (the list of such drawings and documents to be determined by Owner after

Exhibit 7-1
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

consultation with Contractor) shall be issued to Owner for review before the procurement, fabrication or construction of any particular aspect of the Work is commenced.

1.5.1	The measurement system shall be US customary units for all construction and permit drawings.

1.5.2	Vendor drawings for electrical equipment shall be US customary units or SI units. Vendor drawings shall clearly identify unit system.

1.5.3
Drawings: Copies shall be submitted in electronic form (portable document format (*.pdf). All final drawings/document submittals that are reasonably likely to require updating over the life of the Project shall additionally be submitted in AutoCad to facilitate such future updates by Owner.

1.5.4
Documents: one electronic copy shall be provided in portable document format (*.pdf) files for written text such as letters, specifications, procedures, calculations (not including Subcontractor proprietary calculations), manuals, lists, etc.

1.5.5
Drawings and Documents: Contractor shall make reasonable efforts to secure electronically formatted drawings and documents from all Subcontractors. When electronic formatting as noted in Sections 1.5.3 and 1.5.4, is not obtainable due to Subcontractor policies or procedures then Contractor shall have such materials scanned and submitted in portable document format (*.pdf).

1.6
Subcontractor drawings and documentation shall also be submitted electronically to Owner as described above. Owner may make comments to Contractor on Subcontractor drawings and documents if items are found not to be in compliance with the requirements of this Agreement. Owner's review period shall be ten (10) days for procurement specifications, ten days for all other Contractor Submittals. Owner will reasonably cooperate with Contractor to expedite reviews as necessary. Any document not returned to Contactor in the allowable period shall be deemed accepted with no comment or approved if submitted for approval. If Owner and Contractor shall not agree as to whether Contractor is in compliance with the requirements of this Agreement, this dispute shall be resolved in accordance with Article 28.

II.	DESIGN REVIEW BY OWNER

2.1	Owner and Contractor agree to participate in an accelerated Design Review prior to contract Effective Date. Owner and Contractor agree to accelerated resolution of Design Review comments.
Exhibit 7-2
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

2.2	The purpose of the Design Review is to afford Owner the opportunity to ensure that Contractor's design and final selection of Equipment is in accordance with this Agreement.

2.3	The Design Review will consist of Owner review of the permit documents Contractor has submitted to Kern and Los Angeles counties for approval.

2.4	Design Review shall not commence without Owner or Owner's representative.

2.5	The Design Review shall be held at Contractor facilities in Richmond, California.

2.6	All Design Review participants shall pay their own travel, lodging and other expenses.

2.7	Contractor and Owner shall provide access to all relevant technical subject matter experts during the Design Review.

2.8	Design Review Documents will consist of the permitting and supporting documents, which include but are not limited to:

2.8.1	Array layout with major equipment locations

2.8.1.1	Control Point Schedule with equipment names and locations for PCS stations, motors and controllers, and MDAS tower locations in solar fields.

2.8.2	Electrical Design Documents

2.8.2.1	Physical Drawings showing all equipment locations, conduit interfaces, and trenching.

2.8.2.2	AC single line(s)

2.8.2.3	DC single line(s)

2.8.2.4	Schematic and Wiring Diagrams

2.8.2.5	Grounding Diagrams

2.8.2.6	Preliminary PCS layout

2.8.2.7	Cable Schedule (if not contained on one-line diagrams)

2.8.3	Preliminary grading plan

2.8.4	Preliminary storm water plan

2.8.5	Structural Design Documents

Exhibit 7-3
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

2.8.5.1	Drawings of all equipment foundations showing all equipment outline requirements including anchor bolts that are to be used in the design of the foundations

2.8.5.2	Structural calculations detailing design criteria, equipment loads, and material selection

2.8.6	SCADA, Instrumentation, and Controls Design Documents

2.8.6.1	Communication block diagrams for substations and solar fields

2.8.6.2	Fiber Termination Details

2.8.6.3	SCP (SCADA Control Panel) DI Wiring Diagram

2.8.6.4	MDAS Schematics and Instrumentation Diagrams

2.8.6.5	SCADA Server Termination Details & Schematic

[2.8.6.6	Flow block diagrams and State machine diagrams

2.8.7	Site logistics plan

2.8.8	Specification list

2.8.9	Installation specification

2.8.10	Purchase specifications for:

2.8.10.1	AC Station (includes inverter)

2.8.10.2	34.5 kV collection system switchgear

2.8.10.3	Medium voltage cable

2.8.11	Electrical and structural calculations and studies required for permit (not including Subcontractor proprietary calculations)

2.8.12	Substation grounding calculations to support sizing

2.9
Contractor shall provide the supporting information upon which the Project design is based, including, but not limited to the results of survey, geotechnical report and addenda, and manufacturers' data.

2.10
During the Design Review, Owner may make comments to drawings and documents if items are found not to be in compliance with the requirements of this Agreement. Contractor shall be obligated to resolve any such compliance issues in a timely

Exhibit 7-4
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

manner and resubmit to Owner the Contractor drawings and documents reflecting such resolutions.

III.	DELIVERABLES

3.1
All other drawings or data listed herein or requested by Owner and provided by Contractor may be considered for information and record purposes. Owner may comment on such drawings and data to ensure compliance with the Agreement.

3.2
For Owner's records, Contractor shall develop and submit a comprehensive documentation/design package to Owner consisting of, but not limited to, the documents and drawings as prescribed in this Section III. The Design Review and Owner's review are covered in Section II.

3.2.1	Comprehensive Project documentation submittal schedule

3.2.2	Drawings:

·	Site plan/arrangement

·	Site grading and drainage

·	Site restoration and finishing

·	Soil stabilization, erosion, and sediment control

·	Foundation plans and details

·	Structural plans, details, and elevations

·	General plant arrangement, building arrangement, and hazardous area location (if any) drawings; and civil, and steel standard drawings

·	Array layout

·	Electrical/Instrument diagrams including electrical one-line, substation electrical three-line, and instrument diagrams

·	Power and control wiring, including AC and DC systems. Details showing protection against galvanic corrosion, if applicable. (i.e. Aluminum to copper transition)

·	AC Station drawings

·	String wiring diagrams

.	Grounding plans

·	Relay tripping and control schematics and/or logic diagrams

·	Control system logic diagrams

·	SCADA system configuration drawings/diagrams

Exhibit 7-5
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

·	Fencing plan

·	All drawings issued/used for construction

·
Record drawings (including as-built comments) shall be submitted in AutoCad format no later than date set forth in Exhibit 1. All drawings submitted to Owner by Contractor shall be updated to reflect on-site changes and will be marked “ Record Drawings”.

3.2.3	Other Required Documentation:

·
Operations and maintenance manuals with respect to each Block shall be submitted no later than the date set forth in the Table Of Contractor Submittals shown at the end of this Exhibit 7. If a piece of equipment was “wholesale” changed out during the construction process for whatever reason the contractor shall provide updated maintenance and technical documentation to account for the change.

·	System descriptions

·	System turnover packages

·	SCADA graphics/configuration guidelines

·	Drawings that show equipment, instrument, device and SCADA schematics containing content mutually agreed upon by Owner and Contractor

·	Subcontractor drawings, documentation, and manuals required for Owner review

·	Schedules, including engineering, procurement, and construction (EPC) activities; integrated AVSP II schedules, and progress reports required pursuant to this Agreement.

·	Quality assurance and quality control program manuals

·	Project Health and Safety Plan attached as Exhibit 22 to this Agreement

·	Commissioning plan as required under this Agreement

·	Commissioning logs shall be submitted as required under Exhibit [16] to this Agreement

·	Performance test procedures/reports as required under the Agreement

·	Instructions for handling, storage, and pre-operational maintenance of Facility Equipment

·	Site and shop inspection and testing plans or requirements

·	Original Equipment Manufacturer's quality assurance (QA) documentation as provided by Manufacturer

Exhibit 7-6
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

·	Procurement specifications for all Equipment supplied by Major Subcontractors/ installation areas

·	Power transformer data sheets, as applicable

·	Instrument data sheets

·	Training program and manuals

·	Required Manuals

·	Contractor / Acquired Permits and Subcontractor permits

·	Meeting minutes for Owner/Contractor meetings

·	Electrical and structural calculations and studies submitted to permit agencies

·	Other non-proprietary engineering calculations applicable to the design and construction of the Project

IV.	FINAL DRAWINGS

4.1
Contractor shall provide Record Drawings for the entire Project, consisting of mechanical, electrical, and civil drawings, general arrangements, instrumentation diagrams, one-line, three-line, schematics, wiring, cable tray, routed conduit, and duct banks, and other drawings as mutually agreed upon by Owner and Contractor. Documents shall be re-drafted as necessary to incorporate final information. Mark-up sketches, referencing, and other field marking techniques are not acceptable as final Record Drawings. Contractor shall prepare “conformed to construction record” of the original drawings or data sheets.

4.2	During construction, Contractor shall maintain on file in the field reasonably current as-built redline mark-ups of all drawings and data sheets to agree with actual work undertaken.

4.3
Record drawings shall be issued by Contractor as the next sequential revision from previous releases. The revision block shall state Record Drawings. All clouds, revision diamonds, and other interim control marking shall be removed. All information listed as “later” or “hold” shall be completed or deleted. The conformed to construction record drawings shall be clear and readable in full size, and where possible, also in 11”x17” size reduction.

4.4
Major Subcontractors' drawings shall be conformed to construction records to reflect actual installed configuration. These Subcontractor drawings shall be in sufficient detail to indicate the kind, size, arrangement, weight of each component, and operation of component materials and devices, the external connections, anchorages, and supports required; the dimensions needed for installation, and correlation with other materials and equipment. Final Subcontractor's drawings shall be bound in the

Exhibit 7-7
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

equipment Operation & Maintenance Manuals. One electronic copy, in portable document format (*.pdf), of the vendor drawings shall be provided.

4.5	Contractor shall provide one hard copy set of Record Drawings to Owner, in 12”x18” size.

V.	LISTS

5.1	All lists that will be Issued for Record shall be furnished in electronic format.

VI.	SOFTWARE REQUIREMENTS

6.1
All final drawings /document submittals that are reasonably likely to require updating over the life of the Project shall additionally be submitted in native electronic format to facilitate such future updates by Owner. Site-specific drawings provided in native format shall include the project master plan, the project single line, and trenching plans. Product-specific drawings will be provided in portable document format (*.pdf).     Where possible, Contractor Submittals lists and manuals shall be provided with electronic search engines to facilitate ease of use, as commercially available.

6.2
Where possible, Contractor Submittals lists shall be provided in electronic format such as Microsoft Excel or approved alternative to facilitate integration into Owner's existing applications. Owner will provide Contractor with reasonable formatting information as required.

Design calculations shall be submitted in PDF format only. Native files shall not be provided.

6.3	Contractor shall provide final electronic submittals in the following software formats:

Software Function	Software Name
Word processing	Microsoft Word
Lists	Microsoft Excel
Database	Microsoft Access
Drawings	AutoCAD and AutoDesk Civil 3D
Project Schedules	Portable document format (*.pdf) produced from Microsoft Project or Primavera native format
Scannable Material	Portable document format (*.pdf)
SCADA / PLC Programming /

Exhibit 7-8
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

Configuration	By OEM (subject to IP restrictions)

VII.	DATA/DRAWINGS REQUIRED AFTER AWARD OF CONTRACT

7.1	General

7.1.1	For equipment being procured after the Effective Date, Contractor shall submit the specifications for each equipment package for Owner review for compliance with this agreement.

7.1.2	Contractor shall facilitate the exchange of information in order to demonstrate to Owner Contractor's plan to meet the schedule requirements of this Agreement.

7.1.3
For any drawing or design document developed or significantly updated after the Design Review, Contractor shall submit to Owner for review to fully establish that all parts shall comply with this Agreement. Owner review shall follow guidelines and timelines per agreement. Owner may make comments to drawings and documents if items are found not to be in compliance with the requirements of this Agreement. Contractor shall be obligated to resolve any such compliance issues in a timely manner and resubmit to Owner the Contractor drawings and documents reflecting such resolutions.

7.1.4
If Owner review is not completed on drawings covered in 7.1.3 and per this agreement, and should Contractor proceed with manufacture of Facility Equipment or construction prior to Owner review of such drawings, Contractor does so at its own risk.

7.1.5	Contractor shall be responsible for any discrepancies, errors, or omissions on the drawings supplied by Contractor or Subcontractors.

7.1.6	All drawings and data, including changes thereto, shall conform to the requirements of this Agreement.

[Table of Contractor Submittals on following page.]

Exhibit 7-9
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

Document	Timing of First Delivery
Sheet Sets
—
Civil Sheet Set	1
- Site Development Plan
- Monuments and Benchmark Plan
- Miscellaneous Foundations
- Road and Driveway sections
- Demolition Plan
- Grading, road layout and fencing plans
- Erosion control plan
Structural Sheet Set	2
- Operation and Maintenance Building Arrangement and Foundation Concept
Electrical Sheet Set	1
- Cable Schedule
- Construction Power One-Line
- MV One-Line
- Grounding plan and details
- Underground cable plans
- Direct buried cable sections
- Ductbank Sections
- 34.5kV Plans & Profiles
- 34.5kV Assemblies
- 34.5kV Structure Details
SCADA Sheet Set	1
- Communication Block Diagram
- Fiber termination details
- Fiber route plan
Substation Sheet Set	1
- Substation Communications Block Diagram
- Plan arrangement
- Sections and details
- Raceway plan and details
- Grounding plan and details
- Control enclosure layout
- 230kV Panels
- One-Line
- Foundation plan

Exhibit 7-10
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

Document	Timing of First Delivery
- Structure Loading Diagrams
Transmission Line Sheet Set	1
- 230kV Plans and Profiles
- 230kV Suspension and Deadend Assemblies
- OPGW and Shieldwire Assemblies
- 230kV Structure Details
- 230kV Transmission Line Foundation Details
Substation Specifications
GSU Transformer Spec	1
Structures and Equipment Spec	1
HV Circuit Breaker Spec	1
Control House Spec	1

Transmission Line Specifications
Tubular Steel Poles Spec	1
Conductor Spec	1
Hardware Spec	1

SCADA System Specifications
SCADA FRS	1
Facility Controller FRS	1
MDAS Spec	1

Equipment Specifications
Inverter/Transformer Spec	1
Inverter Manual	3
Inverter Data Sheet	3
Transformer Manual	3
LV Cabinet Spec	1
LV Cabinet Data Sheet	4
SCADA Com. Panel Spec	1
Combiner Box Specification	1

Other Documents
Operation and Maintenance Building Specifications	2

Design Changes	2
County Approved Construction Permit Packages	2

Plans, Procedures, Programs and Manuals
Site Commissioning Plan	3

Exhibit 7-11
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

Document	Timing of First Delivery
Testing Procedures	3
Preliminary Operations and Maintenance Manual	3
Final Operation and Maintenance Manual	4
Record Drawings	4

TIMING OF DELIVERY
1	During the Design Review. Documents submitted with any Block which are applicable to subsequent Blocks shall not be resubmitted with the subsequent Blocks documentation.
2	Prior to issuance for construction
3	60 Calendar Days prior to start of commissioning activity
4	Prior to Final Completion

Exhibit 7-12
AVSP II EPC Contract
Exhibit 7 - Contractor Submittals & Project Documentation

Exhibit 8A
Form of Monthly Report

Date, Year                             Prepared by:

Project Monthly Report
Project size: YYY MWac / ZZZ MWdc - T0 Tracker
Owner: TBD
Customer: TBD
Project Number: XXXXXX

1. Project Overview
1.1 Executive Summary
Project consists of a photovoltaic array of YYYMWdc of SunPower modules covering approximately XX acres in XXXXX California, United States, owned by XXXXXX. The EPC Agreement was executed on XXXXXXX. Site Preparation started in XXXXXXX. Construction activities began on XXXXXXX, with Interconnection scheduled in XXXXXX, and Substantial Completion on XXXXX.

Accomplishments during the past month include the following items:
• Plant substantially complete.
• Substation complete
• Back feed inverters commissioned

Short Term Look-Ahead Activities
• Transformers for SMA Inverters installed by
• Performance Testing scheduled to begin on
• Complete roads and seeding by

2. Appendices
A. Summary of Major Activities Completed This Month
B. Major Activities Planned in the Next Month
C. Procurement Status and List
D. Expediting Status and List
E. Schedule
F. Quality Report
G. Safety Report
H. Problem Areas and Planned Corrections
I. Punch List
J. Pending and Approved Change Orders
K. Drawing Document Log
L. Construction Photos
M. Labor Report
N. Permits
O. Invoice and Payment Status
P. Contract Notifications

1414 Harbour Way South	SunPower Energy Systems, Corporation	P: 1.510.540.0550
Richmond, CA 94804 USA	www.sunpowercorp.com	F: 1.510.540.0552

Monthly Report
for Month 20XX

Project #
Issued:

Month 20XX MONTHLY PROGRESS REPORT
A.	Summary of Major Activities Completed This Month
B.	Major Activities Planned in the Next Month
C.	Procurement Status and List
D.	Expediting Status List
E.	Schedule
F.	Quality Report
G.	Safety Report
H.	Problem Areas and Planned Corrections
I.	Punch List
J.	Pending and Approved Change Orders
K.	Drawing and Document Submittal Log
L.	Construction Photos
M.	Labor Report
N.	Permits
O.	Invoice and Payment Status
P.	Contract Notification

EXHIBIT A SUMMARY OF MAJOR ACTIVITIES COMPLETED THIS MONTH
(Summary Curves will be attached)
Construction	Quantity	Prev Month Total	Month Total	Total to Date	% Complete
Pier Installation
Fence Installation
Tracker Rows
Drive Motor Pads
Install Drive Motors
Inverter Pads
DC Wiring Per Invert Pad (Home Run)
DC Wiring Per Invert Pad (String)
AC Wiring Per Invert Pad
Install Inverters/Xmfr
PV installation*
Substation Construction
Commissioning by Pad
Commissioning AC Collection System
Commissioning Substation
Commissioning SCADA, MDAS
Performance Testing

EXHIBIT B MAJOR ACTIVITIES PLANNED IN THE NEXT MONTH
Upcoming Activities
Pier Installation
Fence Installation
Tracker Rows
Drive Motor Pads
Install Drive Motors
Inverter Pads
DC Wiring Per Invert Pad
AC Wiring Per Invert Pad
Install Inverters/Xmfr
PV installation
Substation Construction
Commissioning by Area
Performance Testing
Security
Seeding and Mulching

EXHIBIT C PROCUREMENT STATUS AND LIST
Division	Description	Part#	Date Req	Lead Time	Date PO	Anticipated Delivery	Actual Delivery	Manufacturer
			Onsite	In weeks	Issued	Date	Date

EXHIBIT D EXPEDITING STATUS AND LIST
Date	Description	Notes

EXHIBIT E SCHEDULE
PLEASE SEE ATTACHED P6 SCHEDULE
See attached construction schedule

EXHIBIT F QUALITY REPORT
TRAINING UPDATE
INCOMING MATERIAL
INSPECTIONS UPDATE

MECHANICAL CIVIL UPDATE

NRC UPDATE

TRAVELLER STATUS

FINDER FIXER UPDATE

OTHER ISSUES

EXHIBIT G ACCIDENTS AND EVENTS
Date	Incident	Resolution	Open/Closed

EXHIBIT H PROBLEM AREAS AND PLANNED CORRECTIONS
Date	Issue	Resolution	Open/Closed

EXHIBIT I PUNCH LIST
REV	SYSTEM	DESCRIPTION OF ISSUE	PRIORITY	REPORY BY	COMMENT/STATUS	DATE CLOSED

EXHIBIT J PENDING AND APPROVED CHANGE ORDERS
Date	Issue	Approved

EXHIBIT K DRAWING AND DOCUMENT SUBMITTAL LOG
Type	Drawing #	Description	Date	Revision #	Author

EXHIBIT L CONSTRUCTION PHOTOS

EXHIBIT M LABOR REPORT
Period	Hours Worked

Total hours worked to date:

EXHIBIT N CONTRACT PERMITS
Jurisdiction	Description	Date Submitted	Date Approved

EXHIBIT O INVOICE AND PAYMENT STATUS
Invoice Number	Date Submitted	Disputed/Undisputed	Date Paid	Method of Payment

EXHIBIT P Contract Notification Log
Letter Number	Date Submitted	Summary	Response Date	Status

Exhibit 8A-1
AVSP II EPC Contract
Exhibit 8A - Form of Monthly Report

Form of Weekly Report
A weekly report shall be submitted to the Owner by noon Tuesday of the following week completed. The report shall include the following:

1.	Highlights & Lowlights of Week Completed

2.	Focus for upcoming week

3.	Safety Stats

a.	Manhours

b.	Lost Time

c.	Recordables

d.	First Aids

4.	Table of Progress Completed aligned to Exhibit 9 Milestones

a.	Qty completed for Period to Date

b.	Qty & % of Total Inception to Date

5.	Three Week Look Ahead

6.	Change Request Log

7.	Owner Action Item Log

Exhibit 8B-1
AVSP II EPC Contract
Exhibit 8B - Form of Weekly Report

Exhibit 9
Payment Schedule

***

[2 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 9-1
AVSP II EPC Contract
Exhibit 9 - Payment Schedule

EXHIBIT 10
Form of Application for Payment

To:

Re:

Gentlemen:

Pursuant to Article 8 of the Engineering, Procurement and Construction Agreement, dated as of [_________] [_], 2012, between [_________], and SunPower Corporation, Systems (the “Agreement”), we hereby apply for payment in the aggregate amount of $_____________ for having completed the Work as particularly set forth in Attachment 1 hereto.
A summary of the amounts to be paid is reflected in the following table:
[EXAMPLE]

	As of Previous Month	For This Month (This Payment Application)	Total After this Application for Payment
Original Contract Price	$100,000,000.-	$0.-	$100,000,000.-
Contract Price to Date	$100,000,000.-	$0.-	$100,000,000.-
Cumulative Milestone Payments	$40,000,000.-	$8,000,000.-	$48,000,000.-
Amount of Retainage withheld by Owner		$800,000
Actual Amount Paid or to be Paid	$36,000,000.-	$7,200,000.-	$43,200,000.-

Contractor hereby certifies as follows:
i.The Work for which payment is sought (a) has been performed to the extent indicated in this Application for Payment and is in accordance with the Agreement and (b) has not been the subject of a previous requisition which has become due and received by Contractor;

ii.Contractor's Insurance is in full force and effect;

iii.Enclosed are the applicable lien releases from Contractor and the Major Subcontractors in accordance with Section 8.4; and

Exhibit 10-1
AVSP II EPC Contract
Exhibit 10 - Form of Application for Payment

Capitalized terms used herein have the meanings given them in the Agreement.
Very truly yours,

SunPower Corporation, Systems

By: _______________________
Contractor's Representative

Exhibit 10-2
AVSP II EPC Contract
Exhibit 10 - Form of Application for Payment

Attachment 1

[Attachment 1 shall include all necessary documentary evidence including the submittal of the completed Work (and the applicable quantities) with dollar values.]

Exhibit 10-3
AVSP II EPC Contract
Exhibit 10 - Form of Application for Payment

Exhibit 11
Form of Contractor Performance Security

***

[9 pages redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 11-1
AVSP II EPC Contract
Exhibit 11 - Form of Contractor Performance Security

Exhibit 12
Form of Equity Contribution Agreement

***

[16 pages redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 12-1
AVSP II EPC Contract
Exhibit 12 - Form of Equity Contribution Agreement

EXHIBIT 13A

Form of Conditional Waiver and Release on Progress Payment

CONDITIONAL WAIVER AND RELEASE ON PROGRESS PAYMENT

CALIFORNIA CIVIL CODE SECTION 8132

NOTICE: THIS DOCUMENT WAIVES THE CLAIMANT'S LIEN, STOP PAYMENT NOTICE, AND PAYMENT BOND RIGHTS EFFECTIVE ON RECEIPT OF PAYMENT. A PERSON SHOULD NOT RELY ON THIS DOCUMENT UNLESS SATISFIED THAT THE CLAIMANT HAS RECEIVED PAYMENT.

Identifying Information
Name of Claimant:    ________________________________________________________________________
Name of Customer:    ________________________________________________________________________
Job Location:    ______________________________________________________________________________
__________________________________________________________________________________________
Owner:    ____________________________________________________________________________________
Through Date:__________________

Conditional Waiver and Release
This document waives and releases lien, stop payment notice, and payment bond rights the claimant has for labor and service provided, and equipment and material delivered, to the customer on this job through the Through Date of this document. Rights based upon labor or service provided, or equipment or material delivered, pursuant to a written change order that has been fully executed by the parties prior to the date that this document is signed by the claimant, are waived and released by this document, unless listed as an Exception below. This document is effective only on the claimant's receipt of payment from the financial institution on which the following check is drawn:
Maker of Check:_______________________________________________
Amount of Check: $________________________
Check Payable to:_____________________________________________

Exceptions
This document does not affect the following:

1.	Retentions.

2.	Extras for which the claimant has not received payment.

3.	The following progress payments for which the claimant has previously given a conditional waiver and release but has not received payment:
Date(s) of waiver and release:______________________________________
Amount(s) of unpaid progress payment(s):$_______________________________

4.	Contract rights, including (A) a right based on rescission, abandonment, or breach of contract, and (B) the right to recover for work not compensated by the payment.

Signature
Claimant's Signature:________________________________________
Claimant's Title:____________________________________________
Date of Signature:________________

Exhibit 13A-1
AVSP II EPC Contract
Exhibit 13A - Form of Conditional Lien Release and Waiver

EXHIBIT 13A-1

Forms of Major Subcontractor Unconditional Lien Release on Progress Payment and on Final Payment

UNCONDITIONAL WAIVER AND RELEASE ON PROGRESS PAYMENT
CALIFORNIA CIVIL CODE SECTION 8134

NOTICE: THIS DOCUMENT WAIVES AND RELEASES LIEN, STOP PAYMENT NOTICE, AND PAYMENT BOND RIGHTS UNCONDITIONALLY AND STATES THAT YOU HAVE BEEN PAID FOR GIVING UP THOSE RIGHTS. THIS DOCUMENT IS ENFORCEABLE AGAINST YOU IF YOU SIGN IT, EVEN IF YOU HAVE NOT BEEN PAID. IF YOU HAVE NOT BEEN PAID, USE A CONDITIONAL WAIVER AND RELEASE FORM.

Identifying Information
Name of Claimant:    ___________________________________________________________________________
Name of Customer:    __________________________________________________________________________
Job Location:    _______________________________________________________________________________
__________________________________________________________________________________________
Owner:    ____________________________________________________________________________________
Through Date:__________________

Unconditional Waiver and Release
This document waives and releases lien, stop payment notice, and payment bond rights the claimant has for labor and service provided, and equipment and material delivered, to the customer on this job through the Through Date of this document. Rights based upon labor or service provided, or equipment or material delivered, pursuant to a written change order that has been fully executed by the parties prior to the date that this document is signed by the claimant, are waived and released by this document, unless listed as an Exception below. The claimant has received the following progress payment: $________________________.

Exceptions
This document does not affect the following:

1.	Retentions.

2.	Extras for which the claimant has not received payment.

3.	Contract rights, including (A) a right based on rescission, abandonment, or breach of contract, and (B) the right to recover for work not compensated by the payment.

Signature
Claimant's Signature: __________________________________
Claimant's Title: ______________________________________
Date of Signature: ___________________

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 13A-1-1
AVSP II EPC Contract
Exhibit 13A-1 -Forms of Major Subcontractor Unconditional Waiver and Release

UNCONDITIONAL WAIVER AND RELEASE ON FINAL PAYMENT
CALIFORNIA CIVIL CODE SECTION 8138

NOTICE: THIS DOCUMENT WAIVES AND RELEASES LIEN, STOP PAYMENT NOTICE, AND PAYMENT BOND RIGHTS UNCONDITIONALLY AND STATES THAT YOU HAVE BEEN PAID FOR GIVING UP THOSE RIGHTS. THIS DOCUMENT IS ENFORCEABLE AGAINST YOU IF YOU SIGN IT, EVEN IF YOU HAVE NOT BEEN PAID. IF YOU HAVE NOT BEEN PAID, USE A CONDITIONAL WAIVER AND RELEASE FORM.

Identifying Information
Name of Claimant:    ___________________________________________________________________________
Name of Customer:    __________________________________________________________________________
Job Location:    _______________________________________________________________________________
__________________________________________________________________________________________
Owner:    ____________________________________________________________________________________

Unconditional Waiver and Release
This document waives and releases lien, stop payment notice, and payment bond rights the claimant has for labor and service provided, and equipment and material delivered, to the customer on this job. Rights based upon labor or service provided, or equipment or material delivered, pursuant to a written change order that has been fully executed by the parties prior to the date that this document is signed by the claimant, are waived and released by this document, unless listed as an Exception below. The claimant has been paid in full.

Exceptions
This document does not affect the following:
Disputed claims for extras in the amount of: $ _____________.

Signature
Claimant's Signature: __________________________________
Claimant's Title: ______________________________________
Date of Signature: ___________________

Exhibit 13A-1-2
AVSP II EPC Contract
Exhibit 13A-1 - Forms of Major Subcontractor Unconditional Waiver and Release

EXHIBIT 13B

Form of Conditional Waiver and Release on Final Payment

CONDITIONAL WAIVER AND RELEASE ON FINAL PAYMENT
CALIFORNIA CIVIL CODE SECTION 8136

NOTICE: THIS DOCUMENT WAIVES THE CLAIMANT'S LIEN, STOP PAYMENT NOTICE, AND PAYMENT BOND RIGHTS EFFECTIVE ON RECEIPT OF PAYMENT. A PERSON SHOULD NOT RELY ON THIS DOCUMENT UNLESS SATISFIED THAT THE CLAIMANT HAS RECEIVED PAYMENT.

Identifying Information
Name of Claimant:    ________________________________________________________________________
Name of Customer:    ________________________________________________________________________
Job Location:    _______________________________________________________________________________
__________________________________________________________________________________________
Owner:    ____________________________________________________________________________________

Conditional Waiver and Release
This document waives and releases lien, stop payment notice, and payment bond rights the claimant has for labor and service provided, and equipment and material delivered, to the customer on this job. Rights based upon labor or service provided, or equipment or material delivered, pursuant to a written change order that has been fully executed by the parties prior to the date that this document is signed by the claimant, are waived and released by this document, unless listed as an Exception below. This document is effective only on the claimant's receipt of payment from the financial institution on which the following check is drawn:
Maker of Check:____________________________________________
Amount of Check: $_____________________
Check Payable to:__________________________________________

Exceptions
This document does not affect the following:
Disputed claims for extras in the amount of: $_____________________

Signature
Claimant's Signature:_________________________________________
Claimant's Title:_____________________________________________
Date of Signature:___________________

Exhibit 13B-1
AVSP II EPC Contract
Exhibit 13B - Form of Conditional Waiver and Release of Final Payment

Exhibit 14
Module Warranty

***

[22 pages redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 14-1
AVSP II EPC Contract
Exhibit 14 - Module Warranty

EXHIBIT 15

Insurance Requirements

PART I: CONTRACTOR'S INSURANCE REQUIREMENTS

Contractor shall secure and maintain the following insurance coverages:

Commercial General Liability

Coverage shall insure Contractor's legal liability arising out of all the Work and other activities of the Contractor and Subcontractors, including:  premises/operations, products/completed operations, personal injury (with the contractual exclusion removed), explosion, collapse and underground property damage; independent contractors, and contractual liability and be written on an occurrence form. The policy form shall be the most recently approved ISO Commercial General Liability insurance policy, or its equivalent as approved by Owner (which approval shall not be unreasonably withheld or conditioned).

Limits of Liability:
$2,000,000. General Aggregate (per project)
$2,000,000. Products/Completed Operations Aggregate
$1,000,000. Personal & Advertising Injury Limit
$1,000,000. Per Occurrence

Automobile Liability:

Automobile Liability insurance in respect of all vehicles used on public highways or in any circumstances such as to be liable for compulsory motor insurance in accordance with Applicable Law of the applicable state that the vehicle will operate. The coverage shall apply for all owned, non-owned and hired vehicles. The policy form shall be the most recently approved ISO Business Automobile Liability insurance policy, or its equivalent as approved by Owner (such approval not to be unreasonably withheld or conditioned). If applicable and not provided by a separate pollution liability policy, the coverage shall include an MCS-90 endorsement and broadened pollution coverage endorsement CA 9948 if hazardous waste transportation or disposal is performed as part of the Work.

Limits of Liability: $1,000,000 combined single limit each accident

Workers' Compensation/Employers' Liability

a)
Contractor shall maintain statutory limits for Workers' Compensation Insurance and Occupational Disease Insurance in accordance with state laws and any applicable federal law such as (e.g., FELA, USL&H and Jones Act), during the entire time that any full time

Exhibit 15-1
AVSP II EPC Contract
Exhibit 15 - Insurance

persons are employed by them on the Site in connection with the Work. Part-time, temporary, or leased employees shall be required to maintain separate Workers Compensation Insurance according to the terms herein.

b)
Contractor shall maintain Employers' Liability Insurance with limits of not less than the following: bodily injury by accident - $1,000,000 each accident; bodily injury by disease - $1,000,000 policy limit; bodily injury by disease - $1,000,000 each employee.

The coverages shall cover all work places involved in this Agreement.

Umbrella or Excess Liability

Umbrella or excess liability coverage in excess of the limits of insurance provided by the Commercial General Liability, Automobile Liability and Employers Liability as shown above, providing coverage on a follow form basis. Coverage is required to be written on an occurrence form. Contractor shall provide notice to Owner if at any time the Contractor's full umbrella/excess limits as required in this Exhibit 15 are not available during the term of this Agreement, and Contractor will purchase additional limits to satisfy the requirements herein if reasonably requested by Owner.
Limits of liability of not less than $25,000,000 per occurrence limit and $25,000,000 aggregate.

Contractor's Pollution Liability

Insurance for the Contractor's legal liability for losses caused by pollution conditions that arise from the operations of the Contractor at the Site. Such insurance shall include coverage for:

(a)	Bodily injury, sickness, disease, mental anguish or shock sustained by any person, including death;

(b)
Property damage including physical injury to or destruction of tangible property including the resulting loss of use thereof, clean-up costs, and the loss of use of tangible property that has not been physically injured or destroyed;

(c)	Defense costs associated with (a) and (b) above;

(d)
Coverage written on an occurrence form or claims-made form; however if coverage is written on a claims-made form, Contractor shall be required to maintain such coverage for 3 years following the Facility Substantial Completion Date; and

(e)
Coverage shall also include coverage for disposal and transportation of pollutants, if applicable and not provided by the Automobile Liability insurance. The definition of pollution conditions shall include damage to natural resources damage within the definition of property damage resulting from the Contractor's and Subcontractors' work/operations.

Exhibit 15-2
AVSP II EPC Contract
Exhibit 15 - Insurance

Limits of liability of not less than $5,000,000 each occurrence and aggregate.

Professional Liability

Insurance covering damages arising out of negligent acts, errors, or omissions committed by Contractor in the performance of this Agreement. Contractor shall maintain this policy for a minimum of two (2) years after Final Completion Date or shall arrange for a two year extended discovery (tail) provision if the policy is not renewed if written on a claims-made basis. The intent of this policy is to provide coverage for claims arising out of the performance of services under this Agreement and caused by an error, omission, or act for which the Contractor is held liable. Alternatively, the Contractor shall require that Subcontractors who are required to perform professional engineering, consulting, or design services as it relates to the Work shall carry and maintain such insurance during the course of the Project. Evidence of insurance from design Subcontractors to Owner is required prior to acceptance of this alternative. Contractor need not appear as an insured under the Subcontractor's policy.

Liability limit of not less than $5,000,000 each claim and in the aggregate.

Aircraft Liability

If applicable, in respect of all aircraft owned, non-owned, hired or chartered for use, if any, and hull and aviation liability shall be arranged.

Limit of liability shall not be less than $5,000,000 per occurrence~~.~~

Transit/Ocean Marine Insurance

Contractor shall maintain transit insurance and, if necessary, property insurance covering all domestic and international air, land and water shipments as well as offsite storage of plant, equipment, machinery and materials not covered by the Builders All Risk (BAR) policy (as further described in this Exhibit 15). Coverage shall commence from the manufacturer's and supplier's location and provide continuous coverage including temporary off-site storage and transit to and from locations requiring equipment fabrication/repairs until reaching the Site. Contractor may satisfy its Transit insurance requirement through its equipment and materials supplier's transit insurance covering imports of plant, equipment, machinery and materials to the Site provided such supplier's insurance meets the requirements for Transit insurance as set forth herein.

a) Cover shall provide all risk with the exception of normal and customary exclusions and include Institute Cargo Clauses (A) plus war plus strike, riot and civil strife, perils and shall include a minimum of 60 days of storage on or off the Site. The sum insured with respect to each shipment shall not be less than the value of the largest single shipment. Transit and/or Property coverage to include all voyages (land, water or air) sourced overseas, in Canada and Mexico, if

Exhibit 15-3
AVSP II EPC Contract
Exhibit 15 - Insurance

not covered under the BAR policy and attaches from the time of leaving the manufacturers'/suppliers' warehouses (including inland marine), to final Site.

b) Deductibles under the Transit coverage shall not be greater than $150,000 for any one shipment.

c) Contractor shall have obtained such Transit and Property coverage on or prior to the date on which the exposure to the risk covered by the Transit coverage arises.

d) The only permissible cancellation of such Transit insurance is as follows: (i) cancellation on 7 days' notice for war, strikes, civil commotion, (ii) cancellation on 48 hours' notice for strikes, riots, and civil commotion preventing passage to or from the United States, and (iii) cancellation on 10 days' notice for non-payment of premium.

e) Coverage to continue during storage until BAR policy is in force.

f) Coverage shall insure Owner, Financing Parties, and Contractor as insured parties to the extent of their interests under this Agreement.

g) Contractor will be responsible to schedule and pay for marine cargo surveys required by the Transit/Ocean Marine and will also be responsible to coordinate surveys required of Owner's delay in start-up insurers for equipment specified under the insurance. If Contractor fails to schedule the required surveys, Contractor will be responsible for any reduction in, or loss of, coverage that results from such failure.

h) At Owner's expense, Contractor will assist Owner in providing reasonably requested information to any marine delay in start-up insurers including the lead time to replace critical equipment, locations of where critical equipment is sourced, transportation and loading schedules and other required information. Contractor will also use reasonable efforts to assist Owner in placing coverage, as requested by Owner.

Upon reasonable request from Owner, at Owner's sole cost and to the extent commercially available. Contractor shall procure Transit Delay in Start-Up coverage to cover the financial loss arising from a delay in reaching any of the Block Substantial Completion Dates caused by insurable damage covered by the Transit Insurance. Coverage to cover debt service and continuing expenses or gross earnings on an actual loss sustained basis, for a twelve (12) month period of indemnity. The coverage shall have a maximum waiting period deductible of 60 days, unless otherwise specified by the Financing Parties. Contractor shall not approach the insurance markets to place the Marine Delay in Start-Up coverage until obtaining written approval from Owner.

Builders All- Risk /Delay in Start-Up:

Builders All Risks (“BAR”) insurance covering loss or damage to each Block or portion thereof during the construction, testing and commissioning periods and until such Block reaches Block Substantial Completion.

Exhibit 15-4
AVSP II EPC Contract
Exhibit 15 - Insurance

a)
The policy will include the interest of Contractor, Subcontractors of any tier (performing work at the Site), Owner and Financing Parties, to the extent of their interest under this Agreement, and is to be on an “all risk” basis subject to normal and customary policy exclusions, terms and conditions and subject to normal and customary sub-limits for similar size solar projects as described below, including earthquake, wind and flood losses.

b)
Coverage shall be written on a replacement cost basis and the limit of liability shall be the full replacement cost of the Work or the property in relation to such Blocks that have begun construction (including any Facility Equipment on the Site but not incorporated into the Project) but have not achieved Block Substantial Completion. The earthquake and flood sub-limit for each shall be not less than $50,000,000 each occurrence and annual aggregate (or when taken together with the AVSP 1 Facility, $100,000,000); provided, that, if Owner purchases or requires Contractor to purchase additional earthquake and flood coverage with higher sub-limits, Contractor shall pay the first $500,000 of the aggregate costs to obtain such additional coverage for both the Facility and the AVSP 1 Facility and Owner shall pay all other costs associated with obtaining and maintaining such additional coverage. Normal and customary sub-limits shall be provided for debris removal, demolition costs, expediting expenses, express freight, air freight and overtime. Inland transit and off-site storage will have sub-limits that satisfy the highest valued shipment or storage location, if not provided by the Transit and Ocean Marine Insurance or other Contractor procured insurance policies.

c)
Any required payment of deductibles for builders all-risk insurance shall be the responsibility of Contractor, provided however that deductibles under the builder's risk insurance shall not exceed $500,000 per occurrence except 5% of values at the time of loss for California earthquake subject to a minimum of $500,000 and a maximum of $10,000,000 and 2% of values at time of loss for high hazard flood zones subject to a minimum of $500,000 and maximum of $10,000,000.

d)	Contractor shall have obtained such BAR coverage on or prior to the date on which the exposure to the risk covered by the BAR coverage arises.

e)	The only permissible cancellation is as follows: (i) 10 days for non-payment of premium and (ii) material change in the risk profile of the Project after coverage commences.

f)	Coverage to include 50/50 hidden damage provision. Coverage to include testing coverage and resultant damage from faulty design, materials and workmanship (LEG 2 or equivalent).

g)	Coverage to include a sub-limit of $5,000,000 each occurrence for damage to existing property of Owner.

h)	Serial defects clause to be agreed by Owner and Financing Parties, if applicable.

i)	Owner and Financing Parties shall be included as additional named insured parties under the policy and Financing Parties will be a loss payee as required.

Exhibit 15-5
AVSP II EPC Contract
Exhibit 15 - Insurance

i)
The policy shall not allow any form of subrogation against Owner, Contractor, Subcontractors of any tier or Financing Parties except for (i) manufacturer or supplier of machinery, equipment or other property, whether named as an insured or not, for the cost of making good any loss or damage which said party has agreed to make good under a guarantee or warranty, whether express or implied, and (ii) architect or engineer, whether named as an insured or not, for any loss or damage arising out of the performance of professional services in their capacity as such and caused by an error, omission, deficiency or act of the architect or engineer, by any person employed by them or by any others whose acts they are legally liable.

k)
Prior to exposure to property damage for equipment and materials that will become a permanent part of the Project, builders risk coverage will be provided based on a loss limit and sub-limits that are approved by the Owner and Financing Parties.

Builders All Risk Delay in Start-Up coverage to cover the financial loss arising from a delay of reaching the Block Substantial Completion Date of the Project caused by insurable damage covered by the Builders All Risk Insurance. Coverage to provide debt service and continuing expenses, or gross earnings on and actual loss sustained basis for a twelve (12) month period of indemnity. The coverage shall have a maximum waiting period deductible of 60 days.

PART II: OWNER'S INSURANCE REQUIREMENTS

Owner shall secure and maintain the following insurance coverages:

(1)	Workers' Compensation/Employer's Liability

a)
Owner shall maintain statutory limits for Worker's Compensation Insurance and Occupational Disease Insurance in accordance with Applicable Law (e.g., FELA, USL&H and Jones Act), during the entire time that any persons are employed by Owner on the Site in connection with the Project.

b)
Owner shall maintain Employer's Liability Insurance with limits of not less than the following: bodily injury by accident - $1,000,000 each accident; bodily injury by disease - $1,000,000 policy limit; bodily injury by disease - $1,000,000 each employee.

The Owner may self insure where permitted by Applicable Law.

(2) Liability insurance

Owner shall at all times keep in force the following insurance: Liability insurance for the Owner's legal liability arising out of the Site and owned, non-owned or hired vehicles of the Owner with a limit of not less than twenty-five million dollars ($25,000,000) per occurrence and in the annual aggregate. Owner may self-insure where permitted by Applicable Law.

(3)	Operational All Risk insurance

Exhibit 15-6
AVSP II EPC Contract
Exhibit 15 - Insurance

Owner shall, from each Block Substantial Completion Date to the Facility Substantial Completion Date, keep in force at all times, Operational All Risk Property insurance covering loss or damage to any such covered Block at loss limit and sub-limits at Owner's discretion and will provide evidence of coverage to Contractor. Contractor will cooperate with Owner and provide Project information as reasonably requested by Owner's operational property insurers including providing probable maximum loss estimate reports for flood and earthquake with respect to the Project then in Contractor's or Affiliates control.

(4)	All other insurance required by Applicable Law.

General Insurance Provisions

a)	all insurance may be carried through the worldwide insurance programs of Owner or Contractor or their respective Affiliates unless project specific policies are required.

b)
All liability insurance required to be maintained by Contractor (except for workers' compensation/employer's liability and professional liability) shall be endorsed to the effect that Owner, the Owner's Affiliates, Financing Parties shall be included as additional insureds thereon. Commercial General Liability insurance additional insured endorsement shall be ISO Form CG 20 10/CG 2037 or other Owner approved equivalent. Contractor's third party liability policies shall provide for a severability of interest clause and waiver of subrogation will be provided on all Contractor's policies except Professional Liability. Contractor's BAR and Transit policies shall be primary and not excess to or contributing with any insurance or self-insurance maintained by Owner with regard to the Project. Contractor's other policies shall be primary and not excess to or contributing with any insurance or self-insurance maintained by Owner with regard to the Project except to the extent the loss is attributable to Owner's fault.

c)
In the event any insurance described herein (including the limits or deductibles thereof), other than insurance required by Applicable Law, shall not be available on commercially reasonable terms in the commercial insurance market for facilities having a similar risk profile, the Parties shall consent to waive the requirement to maintain such insurance to the extent the maintenance thereof is not so available on such terms, but the Parties shall continue to remain obligated to maintain any such insurance up to the level, if any, at which such insurance can be maintained on commercially reasonable terms in the commercial insurance market for facilities with a similar risk profile. This waiver is subject to Financing Parties' approval, provided, however, that if the Financing Parties do not provide such approval, Owner shall cover any premium and any other related out of pocket costs incurred by Contractor to obtain and maintain such insurance.

d) As required by Owner's Financing Parties, Contractor will provide certificates of insurance with its insurance broker's letter of certification prior to close of financing and will include the items shown in e) and f) below.

e)	Loss payable wording for the BAR and Transit/Ocean Marine insurance shall be reasonably

Exhibit 15-7
AVSP II EPC Contract
Exhibit 15 - Insurance

acceptable to the Financing Parties, if applicable. Contractor will request its insurer(s) to attach 438 BFU or CP 1218 lender loss payable endorsement, its equivalent or other lender loss payable form approved by Owner's Financing Parties

f) Non-Vitiation. The BAR and Transit/Ocean Marine insurance required to be maintained and shall insure the interests of the Financing Parties regardless of any breach or violation by the Owner or Contractor, its Affiliates or others acting on their behalf of any warranties, declarations or conditions contained in such policies, any action or inaction, or any foreclosure relating to the Project or any change in ownership of all or any portion of the Project (the foregoing may be accomplished by the use of an approved lender loss payable endorsement or acceptable mortgagee clause or multiple insureds clause).

g)
Unless specified otherwise in this exhibit no insurance shall be canceled with respect to the interest of the Financing Parties without 30 days (10 days for nonpayment of premium) prior written notice given to the named insured party and the Financing Parties. Such named insured party shall within 5 Business Days, provide such notice to the other Party under this Agreement as the case may be. In the event of cancellation due to nonpayment of premium, the Financing Parties, if any, shall have the right to make payments in order to keep insurance in force.

h)
All insurance required to be maintained in accordance with this exhibit shall be placed with financially sound and reputable insurers having an A.M Best rating of A- X or better and with coverage forms reasonably acceptable to the Owner and if applicable, the Financing Parties.

i)
Contractor shall require Subcontractor's who perform Work at the Site to carry liability insurance (auto, commercial general, and excess/umbrella liability) and workers' compensation/employer's liability insurance in accordance with its usual business practice; provided, however, Contractor shall remain responsible and indemnify the Owner for any claims, lawsuits, losses and expenses included defense costs that exceed any of its Subcontractor's insurance limits or for uninsured claims or losses.

j)
All amounts of insurance coverage under this Agreement are required minimums. Owner and Contractor shall each be solely responsible for determining the appropriate amount of insurance, if any, in excess thereof. The required minimum amounts of insurance shall not operate as limits on recoveries available under this Agreement. Owner and Contractor will be responsible for any deductibles and uninsured losses that apply to their insurance requirements as shown in this exhibit.

k)
Evidence of Insurance. Evidence of insurance required hereunder in the form of certificates of insurance shall be furnished by each Party when required to be delivered no later than the date on which coverage is required to be in effect pursuant to this Exhibit 15, as applicable; provided, however, a draft copy of the BAR and Transit/Ocean Marine insurance (redacting any confidential or proprietary information) shall be provided to the Owner and the

Exhibit 15-8
AVSP II EPC Contract
Exhibit 15 - Insurance

Financing Parties as soon as reasonably possible prior to the date such insurance is required to be in effect; and the final copy of such BAR insurance shall be provided promptly after such insurance coverage is bound but not later than thirty (30) days after coverage is required to be in effect. Not later than the one-year anniversary of the date of delivery of the certificates of insurance hereunder or the expiration date of the policy if for a term of more than one-year, and not later than each on-year anniversary or policy renewal date thereafter, each Party shall deliver copies of the certificate of insurance of the renewal insurance policies.

Exhibit 15-9
AVSP II EPC Contract
Exhibit 15 - Insurance

EXHIBIT 16A
Capacity and Availability Test

1.0	CAPACITY TEST AND AVAILABILITY TEST PROCEDURE

1.1	***

1.2	***

1.3	***

1.4	***

2.0	BLOCK CAPACITY TEST REQUIREMENTS

2.1	***

2.2	***

2.3	***

2.4	***

2.5	***

2.6	***

2.7	***

2.8	***

3.0	CAPACITY TEST

3.1	***

4.0	Facility Capacity

4.1	***

5.0	BLOCK AVAILABILITY TEST REQUIREMENTS

5.1	***

5.2	***

5.3	***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 16A-1
AVSP II EPC Contract
Exhibit 16A - Capacity and Availability Test

5.4	***

5.5	***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 16A-2
AVSP II EPC Contract
Exhibit 16A - Capacity and Availability Test

EXHIBIT 16B
Performance Guarantee

1. Guaranteed Capacity:

1.1	The Guaranteed Block Capacity for the Facility is defined as:
All values are at the Delivery Point
Guaranteed Capacity of each Block is listed in Exhibit 4B.

1.2	The Guaranteed Facility Capacity for the Facility is defined as:
AVSP 1: 308.97 MWac at the Delivery Point
AVSP 2: 270.18 MWac at the Delivery Point

1.3	The Guaranteed Capacity applies under the following guarantee reference conditions (GRC) which is the expected point where the inverter clips at its nameplate rating:

1.3.1	System is in a new and clean condition

1.3.2	Plane of array irradiance:
AVSP 1: 908 W/m2

1.3.3	Ambient temperature: 20C

1.3.4	Cell temperature:
AVSP 1: 46.69°C

1.3.5	Wind speed: 1 m/sec

1.3.6	Inverters operating at a unity power factor set-point.

Exhibit 16B-1
AVSP II EPC Contract
Exhibit 16B - Performance Guarantees

1.3.7
Measurement uncertainty to be determined based on *** and applied to the measured value as a tolerance when calculating the Block Capacity Test values to determine if the Guaranteed Capacity has been achieved.

1.3.7	Non-recoverable degradation applied at a rate of *** to be applied for purposes of the Module degradation warranty.
2. Block Guaranteed Availability:

2.1	The guaranteed availability for each Block is defined as:
test period:        ***
availability guarantee:        ***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 16B-2
AVSP II EPC Contract
Exhibit 16B - Performance Guarantees

EXHIBIT 16C
Installed DC Rating Survey

As per PPA requirements, Contractor shall demonstrate that the Total Installed DC Rating (as defined below) of the Facility is greater or equal to AVSP2 = *** kWPDC per PPA Exhibit B1. “Block Installed DC Rating” means, at any time, the sum of the manufacturer's nameplate ratings of all solar panels installed in a Block, as indicated on the nameplates physically attached to the individual solar panels.

The “Total Installed DC Rating” shall be the sum of the Block Installed DC Rating of each Block turned over to Owner.

Contractor shall cooperate with Owner to demonstrate to SCE the actual Total Installed DC Rating.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 16C-1
AVSP II EPC Contract
Exhibit 16C - Installed DC Rating Survey

EXHIBIT 16D
Facility Demonstration Test

The Facility Demonstration Test to confirm proper design and capability of AC collection and high voltage systems at full load.

1.0	Test Functions:
***

2.0	OPerating Criteria and Measurements:

2.1	***

2.2	***

2.3	***

2.4	***

2.5	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 16D-1
AVSP II EPC Contract
Exhibit 16D - Facility Demonstration Test

EXHIBIT 17

Form of Capacity Test Certificate
DATE: ________________

1.SunPower Corporation, Systems (“Contractor”) has delivered this Capacity Test Certificate completed, except for signature by Solar Star California XIX, LLC (“Owner”), to Owner's duly authorized representative on the above date. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Engineering, Procurement and Construction Agreement between Contractor and Owner, dated as of November [__], 20[__] (the “Agreement”).

2.Contractor certifies and represents to Owner that the following statements are true with respect to Block[s] ____ as of the date of delivery hereof to Owner:

a.
The Capacity Test of such Block[s], described in Exhibit 16A of the Agreement, has been conducted, and the Final Test Results demonstrate that the Minimum Capacity Level for such Block[s] [has/have] been achieved according to the criteria set forth in Exhibit 16A of the Agreement.

b.	The Final Test Results of such Block[s], performed pursuant to Exhibit 16A of the Agreement, are attached hereto.

The person signing below is authorized to submit this Capacity Test Certificate to Owner for and on behalf of Contractor.

Contractor: SunPower Corporation, Systems
By: ____________________________
Name:
Title:

Owner agrees that the Capacity Test for the Block[s] named above has been completed as set forth herein. This certificate was received by Owner on the date first written above and is effective as of such date. By execution of this certificate, Owner does not waive any right it may have under the Agreement with respect to the Block[s], Facility or their respective performance.

Owner: Solar Star California XIX, LLC
By: ____________________________
Name:
Title:
Date: ____________________________

This form shall be signed by the person authorized to sign this Capacity Test Certificate for and on behalf of Owner.

Exhibit 17-1
AVSP II EPC Contract
Exhibit 17 - Form of Capacity Test Completion Certificate

EXHIBIT 18

Disputed Change Order Methodology

Contractor shall develop the adjustment to the Contract Price utilizing the following Contractor Rate Schedule:

CONTRACTOR 2012 RATE SCHEDULE
Hourly Labor Rates
Job Title	Normal	Overtime	Holiday
Senior Project Manager	***	***	***
Project Manager	***	***	***
Design Engineer	***	***	***
CAD Operator	***	***	***
EE/Mechanical Engineer	***	***	***
Construction Manager	***	***	***
Administrative Assistant	***	***	***
Principals / Officers / Project Director	***	***	***
Overhead and Profit Mark-up Percent Without duplication of any amounts due and owing as Direct Costs under the Agreement:
Vendor Materials	***
SunPower Materials	***
Subcontractor	***
Labor	***
Travel Expenses	***
Other Expenses	***
Rates for 2013 and onwards will be adjusted from 2012 prices by CPI (as defined in the O&M Agreement)
With X=

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 18-1
AVSP II EPC Contract
Exhibit 18 - Disputed Change Order Methodology

***% for forced Changes (Example: Change Orders resulting from Section 10.1, Section 10.2, Section 10.3, Section 11.4(d) and Section 19.4)
***% for all other Change Orders (Example: Change Orders resulting from Section 11.4(b))

Exhibit 18-2
AVSP II EPC Contract
Exhibit 18 - Disputed Change Order Methodology

EXHIBIT 19

Form of Certificate of Block Substantial Completion
DATE: ________________
1.    SunPower Corporation, Systems (“Contractor”) has delivered this Certificate of Block Substantial Completion completed, except for signature by Solar Star California XX, LLC (“Owner”), to Owner's duly authorized representative on the above date. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Engineering, Procurement and Construction Agreement between Contractor and Owner dated as of November [___], 20[__] (the “Agreement”).

2.    Contractor certifies and represents to Owner that the following statements are true with respect to Block[s] _____ as of the date of delivery hereof to Owner:

(a)    the design, engineering, procurement and construction of such Block[s] [has/have] been completed in accordance with the Agreement except for Punch List Items and the Block has been commissioned and a Functional Test has been Successfully Run in respect of such Block and such Block is ready to commence commercial operation;

(b)    the Block[s] [is/are] electrically interconnected to and [has/have] been synchronized with, and [is/are] capable of transmitting electric energy to, the Delivery Point in accordance with the Interconnection Agreement and the PPA and all testing and obligations under the PPA required as a condition to such delivery of energy under the PPA, including testing required by CAISO for delivery of electricity from such Block[s] have been satisfactorily completed;

(c)    a Capacity Test pursuant to Exhibit 16A of the Agreement has been Successfully Run in respect of such Block[s] and Contractor has provided to Owner, and Owner has accepted, a Capacity Test Certificate evidencing that the Minimum Capacity Level for such Block[s] has been achieved;

(d)    the Block[s] [is/are] capable of continuous operation in a safe manner (with respect to damage to any portion or component of the Project or injury to any Person) in accordance with Applicable Law, Applicable Permits, Applicable Codes, the PPA, the Interconnection Agreement, manufacturers' recommendations, Industry Standards, the Technical Specifications and the design criteria;

(e)    Owner has received all Contractor Submittals (if any) as required to be delivered by the Block Substantial Completion Date for such Block;

(f)    Contractor and Owner have agreed to the Punch List Items for the Block[s] and Contractor has completed all Work on such Block[s] other than the remaining Punch List Items; and

Exhibit 19-1
AVSP II EPC Contract
Exhibit 19 - Form of Certificate of Block Substantial Completion

(g)    Contractor has delivered the notice of Block Substantial Completion of such Block[s] to Owner pursuant to Section 16.3 of the Agreement.

The person signing below is authorized to submit this Block Substantial Completion Certificate to Owner for and on behalf of Contractor.

Contractor: SunPower Corporation, Systems
By: ____________________________
Name:
Title:

Owner agrees that Block Substantial Completion has been achieved with respect to the Block[s] set forth above. This certificate was received by Owner on the date first written above and is effective as provided in accordance with Section 16.3 of the Agreement. By execution of this certificate, Owner does not waive any right it may have under the Agreement with respect to such Blocks, the Facility or their respective performance.
Owner: Solar Star California XX, LLC
By: ____________________________
Name:
Title:
Date: ____________________________
This form shall be signed by the person authorized to sign this Certificate of Block Substantial Completion for and on behalf of Owner.

Exhibit 19-2
AVSP II EPC Contract
Exhibit 19 - Form of Certificate of Block Substantial Completion

EXHIBIT 20

Form of Certificate of Facility Substantial Completion
DATE: ________________
1.    SunPower Corporation, Systems (“Contractor”) has delivered this Certificate of Facility Substantial Completion completed, except for signature by Solar Star California XX, LLC (“Owner”), to Owner's duly authorized representative on the above date. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Engineering, Procurement and Construction Agreement between Contractor and Owner dated as of November [___], 20[__] (the “Agreement”).

2.    Contractor certifies and represents to Owner that the following statements are true with respect to the Facility as of the date of delivery hereof to Owner:
(a)    each Block has achieved Block Substantial Completion and the Project as a whole is capable of continuous operation in a safe manner (with respect to damage to any portion or component of the Project or injury to any Person) in accordance with Applicable Law, Applicable Permits, Applicable Codes, the PPA, the Interconnection Agreement, manufacturers' recommendations, Industry Standards, the Technical Specifications and the design criteria;

(b)    at least 265.5 MW of inverters have been installed as determined by aggregating the nameplate of inverters;

(c)    the Facility is operational and can demonstrate that it evacuates power at the Delivery Point pursuant to the Facility Demonstration Test performed in accordance with Exhibit 16D of the Agreement;

(d)    the most recent Functional Test has been Successfully Run in respect of the Facility and the Facility is ready to commence commercial operation;

(e)    the Guaranteed Capacity for the Facility has been achieved, or if not, the Facility Capacity is greater than the Minimum Capacity Level of the Facility and Contractor has paid the applicable Final Capacity Liquidated Damages;

(f)    each of the requirements to achieve “Commercial Operation” under the PPA shall have been satisfied, except those requirements that are Owner's obligations set forth in Sections L, M or N of Exhibit 1;

(g)    Contractor and Owner have agreed upon the list of Punch List Items;

(h)    Owner has received all Contractor Submittals as required to be delivered by the Facility Substantial Completion Date in accordance with Exhibit 7 of the Agreement;

Exhibit 20-1
AVSP II EPC Contract
Exhibit 20 - Form of Certificate of Facility Substantial Completion

(i)    all construction and post-construction submittals required by the Contractor Acquired Permits for the Project have been submitted to the appropriate Governmental Authorities;

(j)    all Certificates of Block Substantial Completion have been received by and approved or deemed approved by Owner;

(k)    Contractor has taken commercially reasonable efforts to successfully complete the Availability Test in accordance with the requirements set out in Exhibit 16A of the Agreement;

(l)    the Facility has successfully completed the Installed DC Rating Survey in accordance with Exhibit 16C of the Agreement; and

(m)    Contractor has delivered the notice of Facility Substantial Completion to Owner pursuant to Section 16.5 of the Agreement.

The person signing below is authorized to submit this Facility Substantial Completion Certificate to Owner for and on behalf of Contractor.

Contractor: SunPower Corporation, Systems
By: ____________________________
Name:
Title:

Owner agrees that Facility Substantial Completion has been achieved as set forth herein. This certificate was received by Owner on the date first written above and is effective as provided in Section 16.5 of the Agreement. By execution of this certificate, Owner does not waive any right it may have under the Agreement with respect to the Blocks, the Facility or their respective performance.

Owner: Solar Star California XX, LLC
By: ____________________________
Name:
Title:
Date: ____________________________
This form shall be signed by the person authorized to sign this Facility Substantial Completion Certificate for and on behalf of Owner.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 20-2
AVSP II EPC Contract
Exhibit 20 - Form of Certificate of Facility Substantial Completion

EXHIBIT 21

Form of Certificate of Final Completion
DATE: ________________

1.SunPower Corporation, Systems (“Contractor”) has delivered this Certificate of Final Completion completed, except for signature by Solar Star California XX, LLC (“Owner”), to Owner's duly authorized representative on the above date. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Engineering, Procurement and Construction Agreement between Contractor and Owner dated as of November [___], 20[__] (the “Agreement”).

2.Contractor certifies and represents to Owner that the following statements are true with respect to the Facility as of the date of delivery hereof to Owner:

(a)    Facility Substantial Completion has occurred;

(b)    the performance of the Work for the Facility is complete, including all Punch List Items or pursuant to Section 8.1(c) of the Agreement, Owner has withheld any remaining Punch List Holdback to complete any items on the Project Punch List not completed by Contractor in accordance with the terms hereof;

(c)    Contractor has delivered all Contractor Submittals, including the final record as-built drawings;

(d)    Contractor has paid all bills from its Subcontractors related to the Project that are not in dispute;

(e)    no Contractor Liens shall be outstanding against the Project and Owner shall have received all required final lien waivers under Section 8.4 of the Agreement;

(f)    Contractor has complied with its clean-up obligations pursuant to Section 3.15 of the Agreement;

(g)    Contractor has paid all Block Delay Liquidated Damages, Facility Delay Liquidated Damages, Block Capacity Liquidated Damages and Final Capacity Liquidated Damages, if any, to the extent required in accordance with this Agreement;

(h)    [if the Availability Test has not been successfully completed as part of Facility Substantial Completion in accordance with Section 16.4(k) of the Agreement:] [the Availability Test has been successfully completed in accordance with the requirements set out in Exhibit 16A of the Agreement;] and

Exhibit 21-1
AVSP II EPC Contract
Exhibit 21 - Form of Certificate of Final Completion

(i)    Contractor has delivered the notice of Final Completion to Owner pursuant to Section 18.2 of the Agreement.

The person signing below is authorized to submit this Certificate of Final Completion to Owner for and on behalf of Contractor. By execution of this Certificate of Final Completion, Owner does not waive any right it may have under the Agreement with respect to the Blocks, the Facility or their respective performance.

Contractor: SunPower Corporation, Systems
By: ____________________________
Name:
Title:

Owner agrees that Final Completion has been achieved. This certificate was received by Owner on the date first written above and is effective as of such date.

Owner: Solar Star California XX, LLC
By: ____________________________
Name:
Title:
Date: ____________________________
This form shall be signed by the person authorized to sign this Final Completion Certificate for and on behalf of Owner.

Exhibit 21-2
AVSP II EPC Contract
Exhibit 21 - Form of Certificate of Final Completion

Exhibit 22
Form of Safety Plan

***

[151 pages redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 22-1
AVSP II EPC Contract
Exhibit 22 - Form of Safety Plan

Exhibit 23
Form of Quality Assurance and Control Plan

***

[16 pages redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 23-1
AVSP II EPC Contract
Exhibit 23 - Form of Quality Assurance and Control Plan

EXHIBIT 24

QUALIFIED MAJOR SUBCONTRACTORS

Additional suppliers and subcontractor may be added to Exhibit 24 after the Effective Date with prior written consent of the Owner, which such consent shall not be unreasonably withheld.
.

Inverters	Inverter Step-up transformers	Substation Main Power Transformers
***	***	***

Modules	Electrical Installation	Project Control System	Project Substation Design & Construction
***	***	***	***
***

Site Preparation/Grading	SCADA	Meteorological Stations
***	***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 24-1
AVSP II EPC Contract
Exhibit 24 - Qualified Major Subcontractors

Exhibit 25
EITC and Depreciation Exhibit

***
[1 page redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 25-1
AVSP II EPC Contract
Exhibit 25 - EITC and Depreciation Exhibit

EXHIBIT 26
Additional Work
Contractor shall complete each of the following items in the course of the performance of the Work under the Agreement and shall promptly notify Owner following the completion of any item:

(a)    obtain and deliver to Owner fully-executed copies of crossing agreements and/or easements to Owner's reasonable satisfaction with respect to those certain real property interests listed on Schedule 4.3(c)(ii) of the MIPA;
(b)    obtain and deliver to Owner written evidence that the vacations set forth on Schedule 2.7(v) of the MIPA have been approved by the Kern County Board of Supervisors and recorded;
(c)    obtain and deliver to Owner written evidence to Owner's reasonable satisfaction that the dedications set forth on Schedule 2.7(w) of the MIPA have been recorded;
(d)    obtain and deliver to Owner written evidence to Owner's reasonable satisfaction that the Outstanding Material Permits listed on Part II of Schedule 3.1(j) of the MIPA (other than market-based rate authorization from the FERC) have been duly and validly issued, are in full force and effect and are not subject to any waiting period, challenge or appeal;
(e)    if SCE or CAISO determines that the Federal Energy Regulatory Commission's (the “FERC”) approval is required in connection with the amendment to the Interconnection Agreement contemplated by that certain letter re: Response to Modification Request for the Solar Star California XX project (ISO Queue # 408), dated November 12, 2012 from CAISO to SunPower Parent, obtain and deliver to Owner written documentation demonstrating that SCE or CAISO has filed such amendment to the Interconnection Agreement with the FERC under Section 205 of the FPA;
(f)    perform any remediation recommended in the Phase II Reports (as defined in the MIPA), including any documentation or approvals required from the relevant Los Angeles or Kern County environmental agencies;
(g)    use commercially reasonable efforts to obtain an amendment to the AVWS Gen-Tie Facilities Easement Co-Tenancy Agreement in form and substance acceptable to Owner in its sole discretion;
(h)    deliver to Owner a memorandum initialed on behalf of the Kern County Planning and Community Development Department recognizing the separate responsibility for compliance with the conditional use permits for Antelope Valley Solar Project 1, Antelope Valley Solar Project 2 and Antelope Valley Solar Project 3 of

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 26-1
AVSP II EPC Contract
Exhibit 26 - Additional Work

the respective owners of such projects substantially in the form attached as Exhibit 17 to the MIPA; and
(i)    (i) within 30 days after Owner's written request (with the timing of such request to be determined by Owner, at its sole discretion), submit a written request to CAISO pursuant to the five percent (5%) “safe harbor” to reduce the MW capacity of the Facility set forth in the Interconnection Agreement by an amount, to be determined at Owner's sole discretion, up to five percent (5%) (as established by reference to the MW generating capacity of the Facility as set forth in Owner's “Interconnection Customer's Data Form To Be Provided by the Interconnection Customer Prior to Commencement of the Phase II Interconnection Study provided to CAISO); and (ii) as soon as reasonably practicable thereafter, deliver to Owner a letter agreement or other written documentation from CAISO establishing that CAISO has granted such approval and use commercially reasonable efforts to obtain and deliver to Owner written documentation demonstrating that such Interconnection Agreement revision to reduce the MW capacity of the Facility has been filed with the FERC under Section 205 of the FPA, if such revision is required to be filed with the FERC.

Exhibit 26-2
AVSP II EPC Contract
Exhibit 26 - Additional Work

EXHIBIT 27
COMMISSIONING AND FUNCTIONAL TESTING

1.0    COMMISSIONING PROCESS

The commissioning process outlines a quality-orientated methodology for verifying and documenting the commissioning and functional testing of (i) each Block and (ii) the Facility. The commissioning process is intended to help ensure that all system components meet defined objectives and criteria, as established in this Agreement.

The commissioning process is designed to support the entire engineering, procurement and construction process, and consists of the following phases: (1) Planning Phase, (2) Construction Phase, and (3) Functional Test Phase. The phases and activities are described below.

1.	PLANNING PHASE
***

2.	CONSTRUCTION PHASE
***

3.	FUNCTIONAL TEST PHASE
***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 27-1
AVSP II EPC Contract
Exhibit 27 - Commissioning and Functional Testing

Exhibit 28
Performance Guaranty Agreement

***

[57 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 28-1
AVSP II EPC Contract
Exhibit 28 - Performance Guaranty Agreement

EXHIBIT 29
RIGHT OF FIRST OFFER
1.    Right of First Offer. Subject to the terms and conditions set forth in Section 20.5(a)(iii) and this Exhibit 33, Owner has granted to Contractor an irrevocable and continuing right of first offer (a “Right of First Offer”) to be the engineering, procurement and construction contractor to perform the work to construct at the Site the solar photovoltaic power plant (which work includes the supply of solar photovoltaic modules) (the “Solar Project”) in the event that any Owner Party decides to construct a Solar Project at the Site during the period from the date of termination of this Agreement for an Owner Event of Default and ending on the date that is three (3) years after such termination date (the “ROFO Period”). The Owner Parties cannot avoid Contractor's Right of First Offer by separating the equipment, procurement and construction activities into separate contracts. Additional work completed on the Site by Owner at any time which was not included in the Scope of Work under this Agreement or which does not involve the construction of additional solar photovoltaic modules shall not be governed under this Right of First Offer.
2.    Notice of Offer. As soon as reasonably practicable following a decision by an Owner Party to construct a Solar Project at the Site during the ROFO Period (the “Proposed Work”), Owner shall promptly provide written notice to Contractor (the “Initial Notice”) setting forth the scope of the Proposed Work. The Initial Notice shall remain open and irrevocable until expiration of thirty (30) Days after Contractor's receipt of such Initial Notice (the “Initial Period”).
3.    Exercise of Right of First Offer. At any time prior to expiration of the Initial Period, Contractor shall have the right to elect to perform the Proposed Work by giving a written notice of election (the “Offer Notice”) to Owner setting forth the material terms and conditions on which Contractor would be willing to perform the Proposed Work, including the proposed pricing terms, milestones, warranties, liquidated damages, default provisions and delay provisions which such terms and conditions shall be substantially similar to those set forth in the Project Transaction Documents (other than with respect to the milestone payment schedule and guaranteed dates)and as adjusted to the mutual satisfaction of the Parties to take into account any reduced scope of work (as compared to Contractor's scope of work under this Agreement as of the Effective Date) contemplated in the Proposed Work. Failure to deliver an Offer Notice during the Initial Period shall be deemed conclusive evidence of Contractor's intent not to exercise such Right of First Offer with respect to the Proposed Work specified in the relevant Initial Notice. The non-exercise by Contractor of any Right of First Offer shall not prejudice Contractor's right to exercise any future Right of First Offer.

4.    Acceptance of Offer Notice. If Contractor shall have elected to perform the Proposed Work in accordance with paragraph 3 of this Exhibit 33, Owner and Contractor shall, in good faith, negotiate definitive documentation and shall promptly and in any event within thirty (30) days after the receipt by Contractor of the Offer Notice, shall enter into a definitive agreement to perform the Proposed Work on the terms and conditions set forth in the Offer

Exhibit 29-1
AVSP II EPC Contract
Exhibit 29 - Right of First Offer

Notice and in accordance with the terms of this Exhibit 33 or as Contractor and Owner otherwise mutually agree.
5.    Rejection of Offer Notice. If Contractor delivers an Offer Notice but the terms set forth therein are not the same as or substantially similar to the terms set forth in the Project Transaction Documents as set forth in paragraph 3 above, Owner may in good faith reject the Offer Notice by providing written notice to Contractor within ten (10) Days thereof. If Contractor shall in good faith disagree as to Owner's determination as to whether the Offer Notice contained terms the same or substantially similar to the terms set forth in the Project Transaction Documents, Contractor may elect to submit such dispute to dispute resolution in accordance with the provisions of Article 18 of this Agreement. During the pendency of any such dispute resolution process, neither Owner nor any Owner Party may have the Proposed Work performed by a third party.
6.    Non-Exercise of a Right of First Offer. In the event Contractor does not exercise a Right of First Offer by delivering an Offer Notice during the Offer Period, Owner and/or its Affiliates shall have the right, but not the obligation, to have the Proposed Work performed by a third party at any time thereafter (provided that Owner and/or its Affiliates has commenced construction of such Proposed Work within one year from the last date of the Offer Period) on such terms and conditions as Owner may elect. The non-exercise by Contractor of any Right of First Offer shall terminate Contractor's Right of First Offer with respect to the Proposed Work referenced in the Initial Notice.

Exhibit 29-2
AVSP II EPC Contract
Exhibit 29 - Right of First Offer

Exhibit 30
Spare Parts

***

[1 page redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 30-1
AVSP II EPC Contract
Exhibit 30 - Spare Parts

EXHIBIT 31
Credit Support Requirements

1.	On the Effective Date, Contractor shall deliver to Owner an Acceptable Letter of Credit with a face value of $50,000,000.

2.	On or prior to March 15, 2013, Contractor shall deliver to Owner an additional Acceptable Letter of Credit with a face value of $25,000,000.

3.	On or prior to June 15, 2013, Contractor shall deliver to Owner an additional Acceptable Letter of Credit with a face value of $25,000,000.

4.
Upon the earliest of (i) January 1, 2014, (ii) the expiration or other termination of, or amendment, modification or waiver in any way materially adverse to SunPower Corporation (“SunPower”) of, the Liquidity Support Agreement dated as of February 28, 2012 (“LSA”) by and among SunPower, Total S.A. (“Total”) and the U.S. Department of Energy, (iii) any material breach or repudiation by Total of its obligations under the LSA, (iv) any material breach by SunPower under the LSA, or (v) the liquidity available under the LSA being less than $250,000,000, Contractor shall as soon as commercially practicable, but in any event within five (5) Business Days, deliver to Owner an additional Acceptable Letter of Credit with a face value of $100,000,000.

5.
In addition, by June 30, 2013, Contractor shall deliver to the Site or to a bonded and secured third party warehouse mutually agreed by the Parties and otherwise meeting the requirements set forth in Section 3.31 of this Agreement (the “Warehouse”), Modules and tracker equipmentTracker equipment shall consist of piles, Oasis tracker equipment, and any associated specialized brackets, connections, and mounting brackets as more particularly defined in Exhibit 3, Appendix A, and other associated Licensed Technology, software and equipment in a quantity sufficient for the number of Modules delivered under this Exhibit 31 incremental to the agreed upon Module delivery schedule set forth in Exhibit 4C (as such delivery schedule may be extended on a day for day basis as a result of any extension in the delivery schedule caused by an extension of the Construction Schedule resulting from a Change Order under and pursuant to Section 10.3 of this Agreement, “Delivery Schedule”) valued at $50,000,000 and comprised, for all purposes hereunder, of at least 36.05MWp of Modules, and associated tracker equipment (collectively, “Additional Equipment”); provided that for purposes of valuation hereunder, the delivered Module cost shall be $1.15 per Wp and the delivered tracker equipment cost shall be $0.23 per Wp. Contractor shall deliver an additional Acceptable Letter of Credit in the face amount of the value of any shortfall in such delivery of Additional Equipment by July 15, 2013. In addition, if at any time during any calendar quarter ending after June 30, 2013 (subject to the step-down referenced in item 7 below),

___________________
1 Tracker equipment shall consist of piles, Oasis tracker equipment, and any associated specialized brackets, connections, and mounting brackets as more particularly defined in Exhibit 3, Appendix A, and other associated Licensed Technology, software and equipment in a quantity sufficient for the number of Modules delivered under this Exhibit 31

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 31-1
AVSP II EPC Contract
Exhibit 31 - Credit Support Requirements

Contractor has failed to maintain at the Site or the Warehouse Additional Equipment (i.e., Modules and tracker equipment incremental to the Delivery Schedule) owned by Owner and valued at $50,000,000 and Contractor shall not have rectified such failure within fifteen (15) Days of its occurrence, then Contractor shall deliver within twenty (20) Days after such calendar quarter an additional Acceptable Letter of Credit in the face amount of the value of the largest amount of any such shortfall existing at any time during such calendar quarter. Any additional Acceptable Letters of Credit delivered pursuant to this item 5 shall be returned to Contractor after Contractor shall have maintained at the Site or the Warehouse at all times during a consecutive thirty (30) Day period Additional Equipment owned by Owner and valued at $50,000,000. Title to the Additional Equipment shall transfer to Owner in accordance with Section 13.4 of this Agreement. Until the step-down of the Additional Equipment that is required to be maintained at the Site or the Warehouse pursuant to this Exhibit 31 is reduced to zero, the weekly report delivered pursuant to Section 3.11(e) of this Agreement shall contain a certification by Contractor as to the value of the Additional Equipment at the Site and the Warehouse.

6.
Contractor shall be entitled to utilize any of the Additional Equipment during the construction of the Blocks; however, Contractor shall replenish any such utilized Additional Equipment such that at no time prior to step-down shall the total value of the Additional Equipment at the Site be less than $50,000,000.

7.
Provided that no Contractor Event of Default is continuing at the time of any such step-down, following the installation of Additional Equipment by Contractor of 385.50 MW at the Site in accordance with this Agreement (but prior to turnover of the related Blocks), the sum of L/C Amount and the value of Additional Equipment (which as between the value of Modules and tracker equipment comprising the Additional Equipment will also step-down proportionately) will step-down on a monthly basis in proportion to the actual installation by Contractor of Additional Equipment of the remaining 193.65 MW in accordance with this Agreement; provided that any such step-down shall be implemented by Contractor providing replacement Acceptable Letters of Credit in such reduced amount and concurrently with Owner's receipt of such replacement Acceptable Letters of Credit Owner shall return the original Acceptable Letter of Credit to Contractor; and provided further that no Contractor Event of Default that is subsequently cured or waived shall prevent a step-down after such cure or waiver. Upon installation by SunPower of 579.15 MW at the Site in accordance with this Agreement, the L/C Amount and value of Additional Equipment required to be maintained at the Site or the Warehouse will be reduced to zero.

8.
The amount of credit support to be provided by Contractor under items 1 through 7 is the aggregate credit support to be provided under the EPC Agreement and the EPC Agreement for the AVSP 1 Facility. At any time, Contractor shall have the right, (provided no Contractor Event of Default is then continuing) to provide, upon no less than thirty (30) days' prior written notice to Owner and to the owner of the AVSP 1 Facility (the “AVSP 1 Owner”), and Owner shall have the right to require Contractor to provide, upon no less than thirty (30) days' prior written notice by Owner and the AVSP 1 Owner, separate credit support packages for the Facility and the AVSP 1 Facility, pro rata

Exhibit 31-2
AVSP II EPC Contract
Exhibit 31 - Credit Support Requirements

based on the MW size of the Facility and the AVSP 1 Facility. In connection with the separate credit support packages for the Facility and the AVSP 1 Facility: (i) Contractor shall replace any outstanding Acceptable Letter of Credit, by no later than the end of the thirty (30)-day period referenced above, by delivering an Acceptable Letter of Credit issued to Owner and an Acceptable Letter of Credit issued to the AVSP 1 Owner, provided, that concurrently with Owner's receipt of such replacement Acceptable Letters of Credit, Owner shall return the original Acceptable Letter of Credit to Contractor, (ii) any future Acceptable Letter of Credit required to be delivered by Contractor hereunder shall be delivered as an Acceptable Letter of Credit issued to Owner and an Acceptable Letter of Credit issued to the AVSP 1 Owner (the face value of each Acceptable Letter of Credit delivered under the foregoing clauses (i) and (ii) to be equal to the pro rata amount of the face value of such Acceptable Letter of Credit required to be delivered under item 1 through item 7), (iii) the Additional Equipment shall be allocated to the Facility and the AVSP 1 Facility, on a pro rata basis (provided, that Contractor shall have no obligation to move such Additional Equipment from its then current storage location provided such storage is in compliance with the terms hereof and with the terms of the AVSP 1 Owner's contract with Contractor for the construction of the AVSP 1 Facility (“Other EPC Agreement”) ), and (iv) references in item 7 to installed MW, and any of Contractor's rights to step-down the credit support with respect to the Facility, shall be based on the installation of a pro rata amount of MW at the Site. The foregoing rights and obligations of Contractor to provide separate credit support packages shall in no event modify, waive or extend any obligation of Contractor to provide or maintain any Additional Letter of Credit or Additional Equipment by the dates or otherwise meeting the requirements specified therefor in items 1 through 7. As used in this item 8, all items that are to be allocated “pro rata” to a facility shall be based on a fraction, the numerator of which is the Guaranteed Capacity of such facility (as defined under its EPC Agreement or Other EPC Agreement, as applicable), and the denominator of which is the sum of the Guaranteed Capacity of the Facility and the AVSP 1 Facility under such agreements.

Exhibit 31-3
AVSP II EPC Contract
Exhibit 31 - Credit Support Requirements

EXHIBIT 32
Form of Acceptable Letter of Credit
IRREVOCABLE STANDBY LETTER OF CREDIT

[Name of Issuing Bank] [Address of Issuing Bank] [City, State of Issuing Bank]	Letter Of Credit No. [_______] Irrevocable Standby Letter Of Credit

Date of Issue: [________], 20__	Stated Expiration Date: [___________]

Applicant: SunPower Corporation, Systems 1414 Harbour Way South Richmond, CA 94804	Stated Amount: USD $[____________]

Beneficiaries: Solar Star California XIX, LLC c/o MidAmerican Solar, LLC 1850 N. Central Avenue, Suite 1025 Phoenix, Arizona 85004 Attn: President

and

Solar Star California XX, LLC c/o MidAmerican Solar, LLC 1850 N. Central Avenue, Suite 1025 Phoenix, Arizona 85004 Attn: President

Credit Available With: [__________]

Exhibit 32-1
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

Ladies and Gentlemen:
At the request and for the account of SunPower Corporation, Systems, a Delaware corporation (the “Applicant”), we hereby establish in favor of Solar Star California XIX, LLC and Solar Star California XX, LLC (each individually a “Beneficiary” and collectively, the “Beneficiaries”) for the aggregate amount not to exceed [ ] million United States Dollars ($ ), in connection with (a) the Engineering, Procurement and Construction Agreement dated as of [__], 2012 (as amended, restated, amended and restated or otherwise modified, the “AVSP 1 EPC Agreement”), by and between the Applicant and Solar Star California XIX, LLC and (b) the Engineering, Procurement and Construction Agreement dated as of [__], 2012 (as amended, restated, amended and restated or otherwise modified, the “AVSP 2 EPC Agreement”), by and between the Applicant and Solar Star California XX, LLC (the AVSP 1 EPC Agreement and AVSP 2 EPC Agreement are each individually referred to as an “EPC Agreement” and are collectively referred to as the “EPC Agreements”), this Irrevocable Standby Letter of Credit no. [_____] (this “Letter of Credit”) expiring on [date not earlier than 364 days from issuance] (the “Stated Expiration Date”).

We irrevocably authorize you to draw on this Letter of Credit, in accordance with the terms and conditions hereinafter set forth, in any amount up to the full Available Amount (as defined below) available against presentation of a dated drawing request drawn on [Name of Issuing Bank] manually signed by a purported authorized representative of a Beneficiary completed in the form of Annex 1 hereto (a “Drawing Request”). Partial drawings and multiple drawings are allowed under this Letter of Credit. Each Drawing Request honored by us shall immediately reduce the amount available to be drawn hereunder by the amount of the payment made in satisfaction of such Drawing Request (each, an “Automatic Reduction”).

On any given date, the Stated Amount (as set forth on the first page of this Letter of Credit) minus any Automatic Reductions plus any amounts reinstated pursuant to the terms hereof plus any amounts increased pursuant to the terms and conditions hereto shall be the aggregate amount available hereunder (the “Available Amount”).

Drawing Requests and all communications with respect to this Letter of Credit shall be in writing, addressed or presented in person to us at: [Address of Issuing Bank], Attn: [__________], referencing this Letter of Credit No. [_____]. In addition, presentation of a Drawing Request may also be made by facsimile transmission to [Fax number of Issuing Bank], or such other facsimile number identified by us in a written notice to you. To the extent a Drawing Request is made by facsimile transmission, you must (i) provide telephone notification to us at [Telephone number of Issuing Bank] prior to or simultaneously with the sending of such facsimile transmission and (ii) send the original of such Drawing Request to us by overnight courier, at the same address provided above; provided, however, that our receipt of such telephone notice or original documents shall not be a condition to payment hereunder. Presentation of the original of this Letter of Credit shall only be required for any drawing of the entire Available Amount.

Exhibit 32-2
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

If a Drawing Request is presented in compliance with the terms of this Letter of Credit to us at such address or facsimile number by 11:00 a.m., New York City time, on any Business Day (as defined below), payment will be made not later than the close of business, New York City time, on such Business Day and if such Drawing Request is so presented to us after 11:00 a.m., New York City time, on any Business Day, payment will be made on the following Business Day not later than the close of business, New York City time on such following Business Day. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as is set forth below.

As used in this Letter of Credit, “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to remain closed in the State of New York.

This Letter of Credit shall expire on the earliest to occur of (1) our receipt of written confirmation from a Beneficiary authorizing us to cancel this Letter of Credit accompanied by the original of this Letter of Credit; (2) the close of business, New York time, on the date (the “Early Expiration Date”) specified in a notice of early expiration in the form of Annex 2 hereto sent by us to the Beneficiaries and the Applicant by courier, mail delivery or delivery in person or facsimile transmission and stating that this Letter of Credit shall terminate on such date, which date shall be no less than thirty (30) days after the date of such notice, with the Beneficiaries remaining authorized to draw on us prior to such Early Expiration Date in accordance with the terms hereof; or (3) the Stated Expiration Date. It is a condition of this letter of credit that it shall be deemed automatically extended without an amendment for periods of one (1) year each beginning on the present expiry date hereof and upon each anniversary of such date, unless at least thirty (30) days prior to any such expiry date we have sent you written notice ( the “Notice of Non-Renewal”) by certified mail or overnight hand delivered courier service that we elect not to permit this Letter of Credit to be so extended beyond, and will expire on its then current expiry date. No presentation made under this Letter of Credit after such expiry date will be honored. To the extent a Notice of Non-Renewal has been provided to the Beneficiaries and Applicant in accordance herewith, the Beneficiaries are authorized to draw on us up to, in the aggregate, the full Available Amount of this Letter of Credit, by presentation to us, in the manner and at the address specified in the third preceding paragraph, of a Drawing Request completed in the form of Annex 1 hereto and sent and purportedly signed by a Beneficiary's authorized representative.

This Letter of Credit is effective immediately.

In the event that a Drawing Request fails to comply with the terms of this Letter of Credit, we shall provide the Beneficiaries prompt notice of same stating the reasons therefor and shall upon receipt of a Beneficiary's instructions, hold any nonconforming Drawing Request and other documents at your disposal or return any non-conforming Drawing Request and other documents to the Beneficiaries at the addresses set forth above by delivery in person or facsimile transmission. Upon being notified that the drawing was not effected in compliance with this Letter of Credit, a Beneficiary may attempt to correct such non-complying Drawing Request in accordance with the terms of this Letter of Credit.

Exhibit 32-3
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, limited or amplified by reference to any document, instrument or agreement referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument, or agreement except for Drawing Requests and certificates. The foregoing notwithstanding, this Letter of Credit is subject to the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law and Practice (“ISP 98”) and, as to matters not governed by ISP 98, shall be governed by and construed in accordance with the laws of the State of New York.

This Letter of Credit is transferable, in its entirety upon presentation to us of a signed transfer certificate in the form of Annex 3 accompanied by this Letter of Credit, in which a Beneficiary irrevocably transfers to its successor or assign all of its rights hereunder, whereupon we will either issue a substitute letter of credit to such successor or assign or endorse such transfer on the reverse of this Letter of Credit.

Any voluntary reduction hereunder shall be in the form of Annex 4 hereto.

All banking charges are for the account of the Applicant.

All Drawing Requests under this Letter of Credit must bear the clause: “Drawn under [Name of Issuing Bank], Letter of Credit Number [______] dated [____________].”

This Letter of Credit shall not be amended except with the written concurrence of [Name of Issuing Bank], the Applicant and the Beneficiaries.

We hereby engage with you that a Drawing Request drawn strictly in compliance with the terms of this Letter of Credit and any amendments thereto shall be honored.

We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York. You and we irrevocably submit to the nonexclusive jurisdiction of such courts solely for the purposes of this Letter of Credit. You and we hereby waive to the fullest extent permitted by law any objection either of us may now or hereafter have to the laying of venue in any such action or proceeding in any such court.

[Name of Issuing Bank]

Authorized signature

Exhibit 32-4
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

ANNEX 1
[Letterhead of a Beneficiary]

Drawn under [insert name of Issuing Bank],
Letter of Credit Number [______] dated [________]

DRAWING REQUEST
[Date]
[name and address of Issuing Bank]

Ladies and Gentlemen:

The undersigned, a duly authorized representative of a Beneficiary hereby draws on [insert name of Issuing Bank], Irrevocable Standby Letter of Credit No. [______] (the “Letter of Credit”) dated [___________] issued by you in favor of us. Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

In connection with this drawing, we hereby certify that:

A) This drawing in the amount of US$__________ is being made pursuant to the Letter of Credit;

[Use one or more of the following forms of paragraph B, as applicable]

B-1)	Beneficiary is authorized to make a drawing under this Letter of Credit in accordance with the terms of the EPC Agreement applicable to Beneficiary.
or

B-2)
The Letter of Credit will expire within thirty (30)] days of the date of this Drawing Request pursuant to a Notice of Non-Renewal and the Applicants have failed to provide a replacement letter of credit from an acceptable credit provider and satisfying the requirements of the EPC Agreement applicable to Beneficiary;

or

B-3)	[insert name of Issuing Bank] has delivered an Early Expiration Notice and such Early Expiration Notice has not been rescinded and the Applicant has not replaced the Letter of Credit;
; and

C) You are directed to make payment of the requested drawing to:

Exhibit 32-5
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of _________________.

[Beneficiary]

By: _________________________
Name:
Title:
cc:

[Applicant name and address]

Exhibit 32-6
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

ANNEX 2
NOTICE OF EARLY EXPIRATION
[Date]

[Beneficiary name and address]

Ladies and Gentlemen:

Reference is made to that Irrevocable Standby Letter of Credit No. [______] (the “Letter of Credit”) dated [___________] issued by [Issuing Bank] in favor of [_________] (the “Beneficiary”). Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

This constitutes our notice to you pursuant to the Letter of Credit that the Letter of Credit shall terminate on__________, ____ [insert a date which is thirty (30) or more days after the date of this notice of early expiration] (the “Early Expiration Date”).

Pursuant to the terms of the Letter of Credit, the Beneficiary is authorized to draw (pursuant to one or more drawings), prior to the Early Expiration Date, on the Letter of Credit in an aggregate amount that does not exceed the then Available Amount (as defined in the Letter of Credit).

IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of _________________.

[ISSUING BANK]

By: _________________________
Name:
Title:

cc:

[Applicant name and address]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 32-7
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

ANNEX 3

REQUEST FOR TRANSFER OF LETTER OF CREDIT IN ITS ENTIRETY

[Name of Issuing Bank],                            Date: _________________
[Address]
[City, State]

Attn: Trade Services Department

Re: [Name of Issuing Bank], Irrevocable Standby Letter of Credit No. [_______________]

For value received, the undersigned beneficiary hereby irrevocably transfers to:

NAME OF TRANSFEREE __________________________________________________________
ADDRESS OF TRANSFEREE __________________________________________________________
__________________________________________________________
CITY, STATE/COUNTRY ZIP __________________________________________________________

(hereinafter, the “transferee”) all rights of the undersigned beneficiary to draw under above letter of credit, in its entirety.

By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary hereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

The original of such letter of credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it directly to the transferee with your customary notice of transfer.

In payment of your transfer commission in amount equal to a minimum of $[____] and maximum of $[_______].

Select one of the following:
____ we enclose a cashier's/certified check
____ we have wired funds to you through ______________________________________ bank
____ we authorize you to debit our account # ______________________ with you, and in addition thereto, we agree to pay you on demand any expenses which may be incurred by you in connection with this transfer

Very truly yours,
[BENEFICIARY NAME]

__________________________________
Authorized Signature

The signature(s) of _____________________________with title(s) as stated conforms to those on file with us; are authorized for the execution of such instrument; and the beneficiary has been approved under our bank's Customer Identification Program. Further, pursuant to Section 326 of the USA Patriot Act and the applicable regulations promulgated thereunder, we represent and warrant that the undersigned bank: (i) is subject to a rule implementing the anti-money laundering compliance program requirements of 31 U.S.C. section 5318(h); (ii) is regulated by a Federal functional regulator [as such term is defined in 31 C.F.R. section 103.120(a)(2)]; and (iii) has a Customer Identification Program that fully complies with the requirements of the regulations.
_____________________________________________ ______________________________________
(Signature of Authenticating Bank)              (Name of Bank)
____________________________________________ ______________________________________
(Printed Name/Title)                 (Date)

IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of _________________.

Exhibit 32-8
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

[Beneficiary name]

By: _________________________
Name:
Title:

cc:
[insert name and address of Transferee]
[insert name and address of Applicant]

Exhibit 32-9
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

ANNEX 4
VOLUNTARY REDUCTION REQUEST CERTIFICATE
[Date]

[insert name of Issuing Bank]
[insert address of Issuing Bank]

Ladies and Gentlemen:

Reference is made to that Irrevocable Standby Letter of Credit No. [______] (the “Letter of Credit”) dated [___________] issued by you in favor of [______] (the “Beneficiary”). Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

The undersigned, a duly authorized representative of the Beneficiary, having been so directed by [_______] (the “Applicant”), hereby requests that the Stated Amount (as such term is defined in the Letter of Credit) of the Letter of Credit be reduced by $[___________] to $[___________].

We hereby certify that the undersigned is a duly authorized representative of the Beneficiary.

IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of _________________.

[Beneficiary name]

By: _________________________
Name:
Title:

cc:

[Applicant name and address]

Exhibit 32-10
AVSP II EPC Contract
Exhibit 32 - Form of Acceptable Letter of Credit

EXHIBIT 33
AVSP 2

Part I: AVWS Agreements2

1.
Easement Deed and Agreement dated as of ____________, 2012, by and between Antelope Valley Water Storage, LLC, a Delaware limited liability company, as Grantor, and Whirlwind Solar Star, LLC, a Delaware limited liability company, as Grantee, and recorded on _______________ as Instrument No. _______________ in the Official Records of Kern County, California and recorded on _______________ as Instrument No. _______________ in the Official Records of Los Angeles County, California.

2.
Assignment and Assumption Agreement dated as of ____________, 2012, by and between Whirlwind Solar Star, LLC, a Delaware limited liability company, as Assignor, and Solar Star California XIX, LLC and Solar Star California XX, LLC, each a Delaware limited liability company, as Assignee, and recorded on _______________ as Instrument No. _______________ in the Official Records of Kern County, California and recorded on _______________ as Instrument No. _______________ in the Official Records of Los Angeles County, California.

Part II: AVEK Agreements
A. Agreements in Favor of Project Company

3.
Easement Agreement (for AVEK2 and AVEK3) dated as of December 14, 2012, by and between Antelope Valley - East Kern Water Agency, a political subdivision of the State of California, as Grantor, and Solar Star California XX, LLC, a Delaware limited liability company, as Developer, and recorded on December 20, 2012 as Instrument No. 0212185371 in the Official Records of Kern County, California.

4.
Easement Agreement (for AVEK4, AVEK5, AVEK6, AVEK7) dated as of December 14, 2012, by and between Antelope Valley - East Kern Water Agency, a political subdivision of the State of California, as Grantor, and Solar Star California XX, LLC, a Delaware limited liability company, as Developer, and recorded on December 20, 2012 as Instrument No. 0212185372 in the Official Records of Kern County, California.

B. Agreements in Favor of AVEK

5.
Easement Agreement (Maintenance Access) dated as of ____________, 2012, by and between Solar Star California XX, LLC, a Delaware limited liability company, as Grantor, and Antelope Valley - East Kern Water Agency, a political subdivision of the

2 All blanks to be completed with applicable dates and recording information.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 33-1
AVSP II EPC Contract
Exhibit 33 - ***

Exhibit 33-2
AVSP II EPC Contract
Exhibit 33 - AVWS and AVEK Agreements
State of California, as Grantee, and recorded on _______________ as Instrument No. _______________ in the Official Records of Kern County, California. [To be executed and recorded promptly after Owner acquires the Grimmway property]

6.
Easement Agreement (Facilities) dated as of ____________, 2012, by and between Solar Star California XX, LLC, a Delaware limited liability company, as Grantor, and Antelope Valley - East Kern Water Agency, a political subdivision of the State of California, as Grantee, and recorded on _______________ as Instrument No. _______________ in the Official Records of Kern County, California. [To be executed and recorded promptly after Owner acquires the Harter and Grimmway properties]

7.
Letter Agreement re Easement Exchange and Escrow Instructions dated as of December 14, 2012, by and among Solar Star California XIX, LLC and Solar Star California XX, LLC, each a Delaware limited liability company; Antelope Valley - East Kern Water Agency, a political subdivision of the State of California; and Fidelity National Title Insurance Company.

Exhibit 33-2
AVSP II EPC Contract
Exhibit 33 - AVWS and AVEK Agreements